As filed with the Securities and Exchange Commission on December 15, 2023

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

MORGAN STANLEY DIRECT LENDING FUND

(Exact Name of Registrant as Specified in Charter)

1585 Broadway, 23rd Floor

New York, New York 10036

(Address of Principal Executive Offices)

(212) 761-4000

(Registrant’s Telephone Number, Including Area Code)

Jeffrey S. Levin

c/o MS Capital Partners Adviser Inc.

1585 Broadway, 23rd Floor

New York, NY 10036

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann	Paul D. Tropp
William J. Bielefeld	Brian D. McCabe
Matthew J. Carter	Ropes & Gray LLP
Jonathan H. Gaines	1211 Avenue of the Americas
Dechert LLP	New York, NY 10036
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605
(617) 728-7100

☐Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐Check box if any securities being registered in this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of additional securities pursuant to Rule 413(b) under the Securities Act.

Is it proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

Check each box that appropriately characterizes the Registrant:

☐Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☒If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 7(a)(2)(B) of Securities Act.

☐New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 15, 2023

PRELIMINARY PROSPECTUS

Shares

MORGAN STANLEY DIRECT LENDING FUND

Common Stock

We are a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. We have elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We are externally managed by MS Capital Partners Adviser Inc., an indirect, wholly owned subsidiary of Morgan Stanley, or the Adviser. The U.S. private credit strategies (or MS Private Credit as defined below) within Morgan Stanley managed approximately $18.1 billion in committed capital1 as of December 1, 2023. We are not a subsidiary of or consolidated with Morgan Stanley.

As of September 30, 2023, we had an investment portfolio of $3.1 billion measured by fair value, and a net asset value of $1.5 billion. As of September 30, 2023, first lien debt represented 93.9%, second lien debt represented 4.3% and other securities, such as preferred and common equity, represented 1.8% of our investment portfolio as measured by fair value.

For U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to qualify annually, as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or together with the rules and regulations promulgated thereunder, the Code.

Our investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies backed by private equity sponsors. For the purposes of this prospectus, “middle-market companies” refers to companies that, in general, generate annual earnings before interest, taxes, depreciation and amortization, or EBITDA, in the range of approximately $15 million to $200 million, although not all of our portfolio companies will meet this criteria.

We invest primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of our investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of leveraged buyouts, or LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. We generally expect our debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (such as the Secured Overnight Financing Rate, or SOFR). We generate revenues primarily in the form of interest income from investments we hold. In addition, we generate income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and debt and equity securities, and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees. We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. We are advised by our investment adviser, MS Capital Partners Adviser Inc., an indirect, wholly owned subsidiary of Morgan Stanley.

This is an initial public offering of shares of our common stock, par value $0.001 per share, or Common Stock. All of the shares of Common Stock offered by this prospectus are being sold by us.

Our Board of Directors has approved a share repurchase plan, or the Company 10b5-1 Plan, to acquire up to $100 million in the aggregate of our Common Stock over a specified period. See “Prospectus Summary — Share Repurchase Plan.” The purchase of shares of Common Stock pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, or the Exchange Act.

Shares of our Common Stock have no history of public trading. We currently expect that the initial public offering price per share of our Common Stock will be between $   and $      . We have applied to have our Common Stock approved for listing on The New York Stock Exchange under the symbol “MSDL”.

[1]

Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts managed by the MS Private Credit platform with exception for funds past their investment period, where committed capital is calculated as invested capital.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act, or the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Stock less attractive to investors.

This prospectus contains important information you should know before investing in our Common Stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission, or the SEC. This information will be available by written or oral request and free of charge by contacting us Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036, by calling us at (212) 761-4000 or by email at msdl@morganstanley.com. The SEC also maintains a website at http://www.sec.gov that contains this information.

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their net asset value, or NAV, per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $       per share (the mid-point of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution of approximately $       per share. See “Dilution” for more information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our Common Stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The middle-market loans in which we invest are typically not rated by any rating agency, but we believe if they were rated, they would be below investment grade. These investments, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Before buying any shares of our Common Stock, you should read the discussion of the material risks of investing in our Common Stock, including the risk of leverage, in “Risk Factors” beginning on page 20 of this prospectus.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)(1)	$	$
Proceeds, before expenses, to us(2)	$	$
(1)	See “Underwriting” for a more complete description of underwriting compensation.
(2)	We estimate that we will incur offering expenses of approximately $million in connection with this offering.

We have granted the underwriters an option to purchase up to an additional     shares of our Common Stock from us, at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus. If the underwriters exercise their option to purchase additional shares in full, the total sales load payable by us will be $       million and total proceeds to us, before expenses, will be $       million.

The shares will be delivered on or about             , 2024.

Joint Book-Running Managers

Morgan Stanley	J.P. Morgan	Wells Fargo Securities

Keefe, Bruyette & Woods	Raymond James	RBC Capital Markets	UBS Investment Bank

A Stifel Company

The date of this prospectus is          , 2024.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Changes to the information contained in this prospectus may occur after that date, we undertake no obligation to update the information except as required by law.

The references in this prospectus to the SEC’s website are not intended to and do not include or incorporate by reference into this prospectus the information on that website. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

i

SUMMARY OF KEY TERMS

In this prospectus, except where the context suggests otherwise:

●	the terms “we,” “us,” “our,” and the “Company” refer to Morgan Stanley Direct Lending Fund, a Delaware corporation, together with its consolidated subsidiaries, where applicable;
●	the terms “Morgan Stanley” or the “Firm” refer to Morgan Stanley (NYSE: MS) and its consolidated subsidiaries;
●	the term “IM” refers to the Morgan Stanley Investment Management platform, which is Morgan Stanley’s investment management unit and represents one of Morgan Stanley’s three business segments;
●	the term “MS Private Credit” refers to the U.S. private credit strategies within the private credit platform of IM;
●	the terms “Adviser” or “Investment Adviser” refer to MS Capital Partners Adviser Inc., our investment adviser, an indirect, wholly owned subsidiary of Morgan Stanley;
●	the term “Administrator” refers to MS Private Credit Administrative Services LLC, our administrator, an indirect, wholly owned subsidiary of Morgan Stanley.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our Common Stock. You should read the more detailed information set forth under “Risk Factors” and in our consolidated financial statements and related notes and the other information included in this prospectus carefully.

Morgan Stanley Direct Lending Fund

We are a non-diversified, externally managed specialty finance company focused on lending to middle- market companies. We have elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We are externally managed by the Adviser, an indirect wholly-owned subsidiary of Morgan Stanley. MS Private Credit managed approximately $18.1 billion in committed capital2 as of December 1, 2023. We are not a subsidiary of or consolidated with Morgan Stanley.

As of September 30, 2023, we had an investment portfolio of $3.1 billion measured by fair value, and a net asset value of $1.5 billion. As of September 30, 2023, first lien debt represented 93.9%, second lien debt represented 4.3% and other securities, such as preferred and common equity, represented 1.8% of our investment portfolio as measured by fair value.

For U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to qualify annually, as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or together with the rules and regulations promulgated thereunder, the Code.

Our investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies backed by private equity sponsors. For the purposes of this prospectus, “middle-market companies” refers to companies that, in general, generate annual earnings before interest, taxes, depreciation and amortization, or EBITDA, in the range of approximately $15 million to $200 million, although not all of our portfolio companies will meet this criteria.

We invest primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of our investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of leveraged buyouts, or LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. We generally expect our debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (such as the Secured Overnight Financing Rate, or SOFR).

We generate revenues primarily in the form of interest income from investments we hold. In addition, we generate income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and debt and equity securities, and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.

The middle-market loans in which we generally invest are typically not rated by any rating agency, but we believe that if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB–” by Fitch Ratings or lower than “BBB–” by Standard & Poor’s Ratings Services), which under the guidelines established by these rating agencies is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Debt instruments that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.”

[2]

Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts managed by the MS Private Credit platform with exception for funds past their investment period, where committed capital is calculated as invested capital.

Investment Portfolio

As of September 30, 2023, we had an investment portfolio of $3.1 billion measured by fair value, with investments in 165 portfolio companies across 29 industries. Based on fair value as of September 30, 2023, approximately 100% of our debt portfolio was invested in debt bearing a floating interest rate, which floating rate debt investments primarily are subject to interest rate floors for the applicable reference rate.

As of September 30, 2023, approximately 98.4% of our debt investments were in loans and other debt issued by middle market companies backed by private equity sponsors. 77.0% of our investments, calculated as a percentage of gross commitments (funded and unfunded), were loans in support of LBOs and acquisitions of portfolio companies by private equity sponsors. In addition, our portfolio displayed the following characteristics, in each case as of the closing date of each of our investments3,4 unless otherwise noted:

Borrower Characteristics

●	Weighted average last 12-month EBITDA of approximately $145.7 million of our portfolio companies;
●	Weighted average net leverage through tranche of approximately 6.0x5;
●	Weighted average of approximately 44.0% loan to value of our portfolio companies[6];

Portfolio Characteristics as of September 30, 2023

●	Weighted average yield on debt investments, at amortized cost, of 12.0%[7];
●	Approximately 76.0% of debt investments with one or more financial covenants;
●	Approximately 6.2% of our gross investment commitments in our debt portfolio is in loans that the Adviser believes may be subject to business cycle volatility;
●	No realized losses as a result of loan defaults and/or credit deterioration since inception to September 30, 2023;
●	Two investments in aggregate of $8.8 million, or approximately 0.3% of total investments at amortized cost on non-accrual; and
●	The average position size of our investments was approximately $18.6 million, or 0.6% of total fair value, and our top ten portfolio companies represented 20.6% of total fair value.
[3]

Calculated as a percentage of gross commitments (funded and unfunded). Weighted average EBITDA, net leverage through the tranche that the Company is a lender and loan to value exclude recurring revenue investments, which are investments in portfolio companies in which the Company lends based on a multiple of recurring revenue generated by the portfolio company and not based on a multiple of EBITDA.

[4]

Amounts were derived from investment due diligence information provided by the portfolio company. Such amounts have not been independently estimated by us, and accordingly, we take no responsibility for such numbers and make no representation or warranty in respect of this information.

[5]	Net leverage is the ratio of total debt minus cash divided by EBITDA and taking into account leverage through the tranche that we are a lender, excluding recurring revenue investments.
[6]	Calculated using total outstanding debt through the tranche that the Company is a lender divided by enterprise value from the private equity sponsor or market comparables.
[7]	Weighted average yield includes the effect of accretion of discounts and amortization of premiums and are based on interest rates as of September 30, 2023.

Our Adviser and Administrator

The Adviser

We entered into an investment advisory agreement with our Adviser on November 25, 2019, or the Original Investment Advisory Agreement, which was most recently approved by our Board of Directors in August 2023 in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the 1940 Act. Effective upon pricing of this offering, we will enter into an amended and restated investment advisory agreement with our Adviser, or the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, we pay our Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The Investment Advisory Agreement will continue from year to year if approved annually by a majority of our stockholders or a majority of the Board of Directors, including a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, or Independent Directors. For more information, see “Management Agreements — Investment Advisory Agreement.”

Morgan Stanley launched its private credit platform in 2010. The private credit platform includes dedicated strategies targeting different credit products, asset yields and issuer sizes, resulting in a platform that we believe is well positioned to provide scale and flexible financing solutions to borrowers, maximize deal origination and enhance the ability to generate attractive risk adjusted returns for our stockholders. These strategies include U.S. private credit (referred to herein as MS Private Credit), European private credit and tactical credit.

Our Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, including the other BDCs on the MS Private Credit platform, each with a similar investment strategy and investment objective as ours, each a MS BDC and, together with us, the MS BDCs, and managed committed capital8 of approximately $18.1 billion as of December 1, 2023.

MS Private Credit’s primary areas of focus include:

●	Direct Lending. As of September 30, 2023, the Direct Lending strategy includes the Company and the other MS BDCs managed by our Adviser and other funds and separately managed accounts. Investments made primarily in directly originated first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock, and common stock issued by U.S. middle-market companies owned by private equity firms, typically, although not always, with annual EBITDA of up to $200 million. As of December 1, 2023, Direct Lending managed approximately $15.2 billion in committed capital.
●	Opportunistic Credit. Investments made primarily in complex assets, unusual credit situations or companies experiencing difficulties in sourcing capital. Other potential investments included in this category may include purchasing public or private securities in the open market at deep discounts to their fundamental value. Investments are made primarily in first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock and common stock issued by U.S. middle-market companies, typically, although not always, with annual EBITDA of $10 million to $100+ million. As of December 1, 2023, Opportunistic Credit managed approximately $2.9 billion in committed capital.

Our Adviser’s investment committee servicing the Company, or the Investment Committee, is comprised of ten senior investment professionals of IM and is chaired by Jeffrey S. Levin, our Chief Executive Officer and President and a member of our Board of Directors. The Investment Committee members have an average of over 23 years of relevant industry experience and have experience investing across multiple credit cycles and different investing environments, including the global financial crisis of 2008. All investment decisions are reviewed and approved by the Investment Committee, which has principal responsibility for approving new investments and overseeing the management of existing investments.

[8]

Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts managed by the MS Private Credit platform with exception for funds past their investment period, where committed capital is calculated as invested capital.

Our Adviser is served by experienced investment professionals, or the Investment Team, within the MS Private Credit platform. The Investment Team is responsible for origination, due diligence, underwriting, structuring and monitoring each investment throughout its life cycle. In addition to the Company’s executive officers and their support teams, the MS Private Credit platform is supported by numerous professionals in legal, compliance, risk management, finance, accounting and tax who help support the platform by providing guidance on our operations.

Morgan Stanley, the parent of our Adviser, is a global financial services firm whose predecessor companies date back to 1924 and, through its subsidiaries and affiliates, advises, originates, trades, manages and distributes capital for governments, institutions and individuals. Morgan Stanley maintains a significant market position in each of its business divisions — Institutional Securities, or ISG, Wealth Management, or WM, and Investment Management, or IM. We are not a subsidiary of or consolidated with Morgan Stanley and Morgan Stanley does not guarantee any of our financial obligations.

IM is a global investment manager, delivering innovative investment solutions across public and private markets. As of September 30, 2023, IM managed approximately $1.4 trillion in assets under management across its business lines, which include equity, fixed income, liquidity, real assets and private investment funds.

For more information, see “Management Agreements — Investment Advisory Agreement.”

The Administrator

Our Administrator, an indirect, wholly owned subsidiary of Morgan Stanley, provides the administrative services necessary for us to operate pursuant to an administration agreement dated November 25, 2019, or the Administration Agreement. The Administration Agreement was most recently renewed by our Board of Directors in August 2023.

We do not currently have any employees. Our day-to-day investment operations are managed by our Adviser, and our Administrator provides services necessary to conduct our business. We pay no compensation directly to any interested director or executive officer of the Company. We pay our Administrator our allocable portion of certain expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer. Our Administrator is reimbursed for certain expenses it incurs on our behalf. Our Administrator reserves the right to waive all or part of any reimbursements due from the Company at its sole discretion. See “Management Agreements — Administration Agreement” below for a discussion of the expenses that we reimburse to the Administrator (subject to the review and approval of our Independent Directors).

Investment Strategy

Our primary investment strategy is to make privately negotiated senior secured credit investments in U.S. middle-market companies that have leading market positions, enjoy high barriers to entry, such as high startup costs or other obstacles that prevent new competitors from easily entering the portfolio company’s industry or area of business, generate strong and stable free cash flow and are led by a proven management team with strong private equity sponsor backing. Our investment approach is focused on long-term credit performance, risk mitigation and preservation of capital. Our Adviser employs a highly rigorous, fundamentals-driven and disciplined investment process developed and refined by the investment professionals of the MS Private Credit platform. The Investment Team works on a particular transaction from origination to close and continues to monitor each investment throughout its life cycle.

We invest primarily in companies backed by leading private equity sponsors with strong track records. We believe lending to sponsor-backed companies (versus non-sponsor-backed companies) has many distinct potential advantages including:

●	Strong, predictable deal flow given significant private equity committed capital;
●	Well-capitalized borrowers, including potential access to additional capital from sponsors, if needed;
●	Access to detailed financial, operational, industry data, and third-party legal and accounting due diligence reports conducted by the sponsor as part of their due diligence;
●	Proper oversight and governance provided by an experienced management team and a board of directors, as well as other industry and/or operating expertise from the sponsors;

●	Natural alignment of interests between lender and sponsor given focus on exit strategy; and
●	Supplemental diligence beyond the credit analysis of the borrower, given the ability to analyze track records of each private equity firm.

We have created what we believe is a defensive portfolio of investments focusing on generally avoiding issuer or industry concentration in order to mitigate risk and achieve our investment objective.

We focus primarily on U.S. middle-market companies. However, to the extent that we invest in foreign companies, we intend to do so in accordance with the limitations under the 1940 Act and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including the United Kingdom and countries that are members of the European Union, as well as Canada, Australia and Japan. Our investment strategy is predicated on seeking to lend to companies with proven management teams in what we believe to be non-cyclical industry sectors. As of September 30, 2023, the Company’s exposure to businesses that the Adviser believes may be subject to business cycle volatility, was approximately 6.2% of our gross investment commitments in our debt portfolio. Additionally, we typically avoid direct exposure to investments in certain sectors such as retail, restaurants, energy, alcohol, tobacco, pork manufacturing, gaming and gambling, and pornography.

Market Opportunity

We believe the middle-market direct lending market environment continues to be attractive, despite the recent market volatility resulting from elevated inflation and broader macroeconomic uncertainty.

Demand for Direct Lending Solutions

We believe that demand has increased for financing from direct lenders relative to other sources because of the attractiveness of the product as well as structural and market factors. According to Preqin, private credit’s share of the sub-investment grade credit market, relative to the high yield and syndicated loan markets, has increased from 3% in 2010 to 19% as of December 31, 2022.

●	We believe that when sponsors experience the flexibility of private credit transactions and the speed and certainty of execution, they will continue to seek financing from non-bank lenders. We believe this presents a compelling opportunity for us to invest in quality companies on attractive terms and conditions.
●	Bank participation in middle-market secured loans has decreased in recent years. We believe recent market-driven disruptions in the regional bank sector could further constrain bank capacity for middle-market secured lending.
●	Certain private equity sponsors who historically sought to finance their transactions in the public, syndicated markets have turned to private credit providers, including us, to finance their transactions.

Large and Growing U.S. Middle-Market

We believe U.S. middle-market companies represent a large and growing opportunity set and will likely require additional amounts of private debt financing for various purposes.

●	Recent data from Refinitiv LPC, a premier global provider of information on the syndicated loan and high yield bond markets, indicates that there are approximately $618 billion of middle-market loans with maturities between the second quarter of 2023 and the fourth quarter of 2029 that will likely require a refinancing event.
●	In addition, data from Preqin shows that as of September 30, 2023, there was more than $1,045 billion of raised, but not yet invested, capital by global private equity managers, representing a sizeable pool of support for both new and existing investments.

We expect that these two important dynamics will provide for significant financing opportunities for lenders like us who have longstanding and deep relationships with middle-market private equity firms.

Attractive Attributes of Middle-Market Direct Lending

We believe that focusing on lending to private equity owned middle-market businesses will provide for attractive risk adjusted return opportunities, due to a series of structural and market factors. As of the date of this prospectus, we have generally witnessed an improvement in terms in recent periods, including higher reference rates, still-elevated spreads, conservative leverage profiles and lender-friendly documentation. Although leveraged buyout activity has remained subdued in recent quarters, the private credit market has continued to present high quality opportunities, that could offer compelling risk-adjusted returns.

●	Middle-market companies, we believe, typically have less leverage, larger equity contributions, lower rates of default, and achieve higher recoveries as compared to broadly syndicated loans. We believe middle-market loans also tend to garner more attractive pricing, conservative structures, tighter legal documentation, meaningful financial covenants, and provide for greater access to management than broadly syndicated loans. Furthermore, we believe middle-market loans often avoid riskier large deal debt characteristics such as covenant-lite structures. Maintaining financial covenants allows us to diagnose and respond to borrower underperformance typically before value materially erodes. We believe it is this more conservative loan structuring that also contributes to the better overall performance of middle-market loans.
●	We believe that the Company is well positioned in the current rising rate environment. The Company should benefit from higher yields as interest rates rise. As of September 30, 2023, 3-month SOFR, a popular benchmark for the loans in the Company, had increased by 81 basis points during the first half of 2023, in addition to the 450 basis points increase experienced during calendar year 2022.

Competitive Advantages

We believe we are able to execute on our investment objective and achieve attractive risk-adjusted returns as a result of our competitive strengths. In addition to the Adviser’s relationships with middle- market private equity firms, the Firm has relationships with many middle-market private equity firms and middle-market companies that may provide significant investment opportunities. MS Private Credit is the primary private credit investment management platform of the Firm. The Adviser capitalizes on the significant number of lending opportunities with middle-market companies through relationships established by the Firm and otherwise. We believe the large volume of potential lending opportunities and scale of the MS Private Credit origination and due diligence platform allows us to increase investment selectivity and potentially enhance risk-adjusted returns.

Ability to Leverage Morgan Stanley’s Relationships and Network

Morgan Stanley has a substantial network of business relationships with individuals, companies, institutions and governments in the United States and around the world, which we believe is a potential source of investment opportunities for us and differentiates us relative to other BDCs. Additionally, we believe that this network may potentially assist our portfolio companies through our efforts to make introductions and referrals to the investment banking and capital markets services of the Firm.

In all cases, subject to applicable laws, rules and regulations, information barriers, confidentiality provisions and policies and procedures, our Adviser utilizes Morgan Stanley’s global resources throughout the life cycle of each investment. The investment professionals of the Adviser consult with teams across IM, ISG (and its business units, Investment Banking, Sales and Trading, Commodities and Equity and Fixed Income Research) and WM to assess potential investments and determine the investment opportunities to which we should devote substantial time and resources. Upon the consummation of a transaction, our Adviser monitors each portfolio company investment. We believe that we benefit, where appropriate, from the expertise, infrastructure, track record, relationships and institutional knowledge of Morgan Stanley.

Access to certain parts of Morgan Stanley may be limited in certain instances by a number of factors, including third-party confidentiality obligations and information barriers established by Morgan Stanley in order to manage compliance with applicable law and potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act and internal policies and procedures. The investment sources described above are not necessarily indicative of all sources that the Adviser may utilize in sourcing investments for us. There can be no assurance that the Adviser will be able to source investments from any one or more parts of the Morgan Stanley network, implement our strategy, achieve our investment objectives, find investments that fit its investment criteria or avoid substantial losses. For additional information, see “Potential Conflicts of Interest,” including in particular “— Material Nonpublic Information.”

Highly Differentiated Deal Sourcing Advantages

We believe the relationships that the Investment Team maintains with sponsors, commercial and investment banks, industry executives and financial intermediaries provides a strong pipeline of proprietary investment opportunities. However, unlike many other competing alternative lending strategies, our Adviser operates within a global financial institution with multiple groups within the Firm. We expect the broader Morgan Stanley platform to be a source of potential lending opportunities. We believe this position within the Firm is a key factor that differentiates us and constitutes a meaningful competitive advantage relative to other private credit funds and BDCs.

Distinctive Approach to Credit Investing and Due Diligence

We believe that our Adviser utilizes an investment approach that is differentiated in the industry. Our Adviser employs a highly rigorous, fundamentals-driven and disciplined investment process which has been developed utilizing Morgan Stanley’s extensive investing experience. The Adviser generally seeks to invest in companies that have leading, defensible market positions, generate strong and stable free cash flow, and have high barriers to entry, highly capable management teams and strong private equity sponsor ownership. We believe that our Adviser’s investment approach coupled with our portfolio construction strategy, flexible capital, and focus on financial covenant protection, differentiates us from our competitors.

Experienced and Accomplished Investment Team & Investment Committee

The Investment Team is led by investment professionals with extensive experience in credit and principal investing, credit analysis, credit origination and structuring. Jeffrey S. Levin, our Chief Executive Officer and President, and member of the Board of Directors, has principal management responsibility for the Company and serves as Chair of the Investment Committee. Mr. Levin has more than 21 years of experience in direct lending, mezzanine lending, credit investing and leveraged finance, and he also currently serves as the Chief Executive Officer and President and a member of the board of directors of each of the MS BDCs. Prior to that, through his tenure at The Carlyle Group as Managing Director and Partner, a member of the management team of the Carlyle private credit platform and as President of certain BDCs managed by affiliates of The Carlyle Group, he also has direct experience in successfully capitalizing and managing BDCs. Before working at The Carlyle Group, Mr. Levin was a founding member of the MS Private Credit platform.

The Investment Committee members have an average of over 23 years of relevant industry experience. The Investment Committee is comprised of senior members of IM and provides guidance to the Investment Team throughout the investment process.

In addition, the Investment Team has strong private equity sponsor and intermediary relationships and a highly developed network within Morgan Stanley. Collectively, the investment professionals of the Adviser have substantial leveraged lending experience, and we believe the Investment Team is well positioned to generate attractive risk-adjusted returns.

Efficient Expense Model

We believe that we have an efficient expense model, as compared to other publicly traded BDCs, and that our efficient expense model reinforces our focus on alignment with stockholders and enhances the potential returns we are able to generate.

Morgan Stanley Equity Investment

MS Credit Partners Holdings, Inc., a wholly owned subsidiary of Morgan Stanley and an affiliate of the Adviser, or MS Credit Partners Holdings, has invested $200 million in our Common Stock pursuant to a capital commitment to the Company set forth in a subscription agreement initially entered into in December 2019 and which was fully funded as of October 4, 2023. As of September 30, 2023 and December 31, 2022, MS Credit Partners Holdings held approximately 11.7% and 11.9% of our outstanding shares of Common Stock, respectively. Morgan Stanley has no other obligation, contractual or otherwise, to financially support us. Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress.

Allocation of Investment Opportunities and Potential Conflicts of Interest; Co-Investment Opportunities

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where

Morgan Stanley’s interests or the interests of its clients may conflict with the interests of our stockholders. Morgan Stanley has advised and may advise clients and has sponsored, managed or advised Affiliated Investment Accounts (as defined below) with a wide variety of investment objectives that in some instances may overlap or conflict with our investment objectives and present conflicts of interest. Certain members of the Investment Team and the Investment Committee will make investment decisions on behalf of Affiliated Investment Accounts, including Affiliated Investment Accounts with investment objectives that overlap with ours. The term “Affiliated Investment Accounts” includes certain alternative investment funds, regulated funds and investment programs, accounts and businesses that are advised by or affiliated with the Adviser or its affiliates or through which IM otherwise conducts its business, together with any new or successor to such funds, programs, accounts or businesses. For instance, the Adviser serves as the investment adviser to the other MS BDCs, whose investment objectives overlap with our investment objectives. For the avoidance of doubt, we are not a subsidiary of or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — MS Credit Partners Holdings Investment.” Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress. For additional information, see “Potential Conflicts of Interest.”

Operating and Regulatory Structure

On November 25, 2019, we elected to be regulated as a BDC under the 1940 Act. A BDC is a specialized investment vehicle that elects to be regulated under the 1940 Act as an investment company, but is generally subject to less onerous requirements than other registered investment companies under a regime designed to encourage lending to U.S.-based small and mid-sized businesses. Unlike many similar types of investment vehicles that are restricted to being private entities, the stock of a BDC is permitted to trade in the public equity markets. BDCs are also eligible to elect to be treated as a RIC under Subchapter M of the Code. A RIC typically does not incur significant entity-level income taxes, because it is generally entitled to deduct distributions made to its stockholders. We have elected to be treated, and intend to qualify annually, as a RIC.

Use of Leverage

From time to time, we will borrow funds, including under our revolving credit facilities, or issue debt securities or preferred securities to make additional investments or for other purposes. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of borrowed funds or the proceeds of preferred stock offerings to make investments has specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by our stockholders.

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to shares of our Common Stock if our asset coverage, as defined in the 1940 Act, is at least equal to the percentage set forth in Section 61 of the 1940 Act that is applicable to us at such time. As a result of stockholder approval, effective December 17, 2019, the asset coverage ratio under the 1940 Act applicable to us decreased to 150% from 200%, so long as we meet certain disclosure requirements, which means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities as compared to $100 from borrowing and issuing senior securities for every $100 of net assets under 200% asset coverage. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage, which borrowings would not be considered senior securities, provided that any such borrowings in excess of 5% of the value of our total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary purposes.

Regulations governing our operations as a BDC will affect our ability to raise, and the method of raising, additional capital, which may expose us to risks.

As of September 30, 2023, we had approximately $1,725 million of debt outstanding. We currently have in place the revolving credit and security agreement entered into by and among DLF Financing SPV, LLC, our wholly owned subsidiary and a Delaware limited liability company, or DLF LLC, BNP Paribas, as the administrative agent and lender, the Company, as the equity holder and as the servicer, and U.S. Bank National Association, as collateral agent, or, as amended, the BNP Funding Facility, and the senior secured revolving credit agreement we entered into with Truist Bank, as administrative agent, and Truist Securities, Inc., as joint lead arranger and sole book runner, or, as amended, the Truist Credit Facility and, together with the BNP Funding Facility and any additional senior secured revolving credit facilities we or a direct subsidiary of ours enters into in the future, the Credit Facilities and each, a Credit Facility. In addition, we have issued $425.0 million in aggregate principal amount of 4.50% notes due 2027, or the 2027 Notes, and $275.0 million in aggregate principal amount of 7.55% Series A Senior Notes due September 13, 2025, or the 2025 Notes and, together with the 2027 Notes, the Notes. As of September 30, 2023, our asset coverage ratio was 185.87%. We target a debt-to-equity leverage range of between 1.0x to 1.25x, which is equivalent to an asset coverage ratio of approximately 200% to 180%. The amount of leverage that we employ will be subject to the restrictions of the 1940 Act and the supervision of our Board of Directors. At the time of any proposed borrowing, the amount of leverage we employ will also depend on our Adviser’s assessment of market and other factors.

Share Repurchase Plan

On September 11, 2023, our Board of Directors approved a share repurchase plan, or the Company 10b5-1 Plan, to acquire up to $100 million in the aggregate of our Common Stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b5-1 and Rule 10b-18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We adopted the Company 10b5-1 Plan because we believe if our Common Stock is trading below our then-current net asset value per share after the closing of this offering it will be in the best interest of our stockholders for us to reinvest in our portfolio.

The Company 10b5-1 Plan is intended to allow us to repurchase our Common Stock even at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan will require Wells Fargo Securities, LLC, as our agent, to repurchase Common Stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share, including any distributions declared). Under the Company 10b5-1 Plan, the volume of purchases would be expected to increase as the price of our Common Stock declines, subject to volume restrictions. The timing and amount of any share repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our Common Stock and trading volumes, and no assurance can be given that Common Stock will be repurchased in any particular amount or at all.

The repurchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit repurchases under certain circumstances. See “The Company—Share Repurchase Plan.”

The Company 10b5-1 Plan will commence beginning 60 calendar days following the end of the "restricted period" under Regulation M and will terminate upon the earliest to occur of (i) 12-months from the commencement date of the Company 10b5-1 Plan, (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $100 million and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

The “restricted period” under Regulation M will end upon the closing of this offering and, therefore, the Common Stock repurchases/purchases described above shall not begin prior to 60 days after the closing of this offering. Under Regulation M, the restricted period could end at a later date if the underwriters were to exercise the over-allotment option to purchase shares of our Common Stock in excess of their short position at the time that they complete their initial distribution of shares of our Common Stock. In such event, the restricted period would not end until the excess securities were distributed by the underwriters or placed in their investment accounts. However, the underwriters have agreed to only exercise their over-allotment option to cover their actual short positions, if any. Therefore, the restricted period under Regulation M will end on the closing of this offering.

Summary Risk Factors

The risk factors described below are a summary of the principal risk factors associated with an investment in us. These are not the only risks we face. You should carefully consider these risk factors, together with the risk factors set forth in “Risk Factors” and information included elsewhere in this prospectus for a description of these and other risks and uncertainties.

Risks Relating to Our Business and Structure

●	Operating as a BDC imposes numerous constraints on us and significantly reduces our operating flexibility.
●	We are subject to risks associated with the current interest rate environment and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
●	We depend upon our Adviser and Administrator for our success and upon their access to the investment professionals and partners of Morgan Stanley and its affiliates.
●	Our business model depends to a significant extent upon strong referral relationships with private equity sponsors.
●	We may not replicate the historical results achieved by other entities advised by or sponsored by members of the Investment Committee or by the Adviser or its affiliates.
●	The Adviser may frequently be required to make investment analyses and decisions on an expedited basis.
●	There are significant potential conflicts of interest that could affect our investment returns.
●	Our management fee and incentive fee structure may create incentives for the Adviser that are not fully aligned with the interests of our stockholders and may induce the Adviser to make speculative investments.
●	Our ability to enter into transactions with our affiliates is restricted.
●	We operate in a highly competitive market for investment opportunities.
●	We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
●	We will need to raise additional capital to grow because we must distribute most of our income.
●	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
●	Certain investors are limited in their ability to make significant investments in us.
●	We are subject to risks associated with our Credit Facilities.
●	Failure to qualify as a BDC would decrease our operating flexibility.
●	The majority of our portfolio investments are recorded at fair value as determined in good faith by our Valuation Designee (as defined below), under the supervision of our Board of Directors and, as a result, there may be uncertainty as to the value of our portfolio investments.
●	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, and we may temporarily deviate from our regular investment strategy.
●	The Adviser and Administrator can each resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time.

●	The liability of each of the Adviser and the Administrator is limited.
●	We and our portfolio companies may maintain cash balances at financial institutions that exceed federally insured limits with the Federal Deposit Insurance Corporation, or FDIC, and may otherwise be materially affected by adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties.

Risks Relating to Our Investments

●	Limitations of investment due diligence expose us to investment risk.
●	Our debt investments may be risky and we could lose all or part of our investments.
●	Defaults by our portfolio companies will harm our operating results.
●	Economic recessions or downturns could impair our portfolio companies and defaults by our portfolio companies will harm our operating results.
●	Subordinated liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens.
●	Covenant-lite loans may expose us to different risks.
●	The lack of liquidity in our investments may adversely affect our business.
●	Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
●	Our portfolio companies may repay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.
●	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
●	Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies.
●	We can offer no assurance that portfolio company management will be able to operate their companies in accordance with our expectations.
●	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Risks Relating to this Offering and an Investment in Our Common Stock

●	Prior to this offering, there has been no public market for shares of our Common Stock.
●	The market price of our Common Stock may be volatile and may fluctuate significantly.
●	There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.
●	Purchases of our Common Stock by us under the Company 10b5-1 Plan may result in the price of our Common Stock being higher than the price might otherwise exist in the open market and may result in dilution to our net asset value per share.
●	Investing in our Common Stock may involve an above average degree of risk.

●	Our stockholders may experience dilution in their ownership percentage.
●	We have not established any limit on the amount of funds we may use from available sources to fund dividends.

General Risk Factors

●	We are operating in a period of capital markets volatility and economic uncertainty.
●	New or modified laws or regulations governing our or Morgan Stanley’s operations may adversely affect our business.
●	We are highly dependent on information systems, and systems failures could significantly disrupt our business.
●	Terrorist attacks, acts of war, natural disasters, outbreaks or pandemics, such as the Coronavirus pandemic, may impact our portfolio companies and our Adviser and harm our business, operating results and financial condition.

Company Information

Our principal executive offices are located at 1585 Broadway, 23rd Floor, New York, New York 10036, and our telephone number is (212) 761-4000. We maintain a website at www.msdl.com. Information on our website is not incorporated into or a part of this prospectus.

Recent Developments

Subsequent to September 30, 2023 through December 12, 2023, we have closed approximately $198.0 million of new/add-on investments. Of these new commitments, 100% were first lien senior secured loans.

On December 11, 2023, our Board of Directors appointed David Pessah as Chief Financial Officer of the Company, effective immediately. See “Management—Biographical Information—Executive Officers Who Are Not Directors” for a description of Mr. Pessah’s background and experience.

The Offering

Common Stock offered by us	shares, excluding shares of Common Stock issuable pursuant to the option granted to the underwriters.
Common Stock to be outstanding after this offering	shares, excluding shares of Common Stock issuable pursuant to the option granted to the underwriters.
Use of proceeds

We estimate that net proceeds from this offering will be approximately $      (or approximately $     if the underwriters exercise in full their option to purchase additional shares) based on an offering price of $     per share (the mid-point of the estimated initial public offering price range as set forth on the cover of this prospectus).

We intend to use net proceeds from this offering to repay a portion of the amounts outstanding under our credit facilities. We will use any remaining proceeds to make investments in accordance with our investment objectives and strategies and for general corporate purposes. See “Use of Proceeds.”

Regulatory and tax status

We have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to 90% of our investment company taxable income, or ICTI, as defined by the Code. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Distributions

To the extent that we have income available, we intend to make periodic distributions to our stockholders. The amount of our dividends, if any, will be determined by the Board of Directors. To maintain our RIC tax status, we intend to distribute at least 90% of our ICTI (as defined by the Code, which generally includes net ordinary income and net short-term taxable gains) to our stockholders in respect of each taxable year and to distribute net capital gains (that is, net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions as well as satisfy other applicable requirements under the Code. See “Overview of the Company — Distributions.”

Dividend reinvestment plan

We have adopted an “opt out” Dividend Reinvestment Plan, or DRIP, which will become effective upon the completion of this offering. As a result of adopting the plan, if our Board of Directors authorizes, and we declare, a cash dividend or distribution, our stockholders who participate in our DRIP will have their cash dividends or distributions automatically reinvested in additional shares of our Common Stock, rather than receiving cash. Stockholders may elect to receive their distributions in cash by notifying the Plan Administrator. See “Dividend Reinvestment Plan.”

Listing	We have applied to have our Common Stock approved for listing on The New York Stock Exchange under the symbol “MSDL”.

Fees and expenses

Upon pricing of this offering, we will enter into the Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we pay our Adviser a fee for investment advisory and management services consisting of two components-a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.0% of our average gross assets at the end of the two most recently completed calendar quarters, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. For the one-year period commencing on the date of execution of the Investment Advisory Agreement (the “Waiver Period”), the Adviser has irrevocably waived any portion of the base management fee that is in excess of amounts calculated as described above using 0.75% instead of 1.0%.

The incentive fee has two parts. The first part is determined and paid quarterly based on our pre-incentive fee net investment income and is subject to an incentive fee cap, or Incentive Fee Cap, and the second part is determined and payable in arrears based on net capital gains as of the end of each calendar year or upon termination of the Investment Advisory Agreement.

We pay our Adviser an incentive fee on our aggregate pre-incentive fee net investment income in respect of (1) for the quarter ending March 31, 2024 (the “First Calendar Quarter”), the First Calendar Quarter, and (2) commencing with the quarter ending June 30, 2024, the current calendar quarter and eleven preceding calendar quarters beginning with the calendar quarter commencing on April 1, 2024 (or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commence on or after April 1, 2024) (in either case, the “Trailing Twelve Quarters”).

Pre-incentive fee net investment income in respect of the First Calendar Quarter will be compared to a hurdle rate equal to 1.5% (6.0% annualized), and, if pre-incentive fee net investment income for the First Calendar Quarter exceeds the hurdle rate, the incentive fee will be 100% of pre-incentive fee net investment income until our Adviser has received a “catch up” equal to 17.5%, plus 17.5% of pre-incentive fee net investment income above the catch up.

Pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters will be compared to a “Hurdle Rate” equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) the sum of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The incentive fee based on income for each calendar quarter will be determined as follows:

●
No incentive fee based on income is payable to the Adviser in any calendar quarter in which aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters does not exceed the Hurdle Rate;
●
100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined on a quarterly basis by multiplying 1.8182% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (after making appropriate adjustments to the Company’s net asset value at the beginning of each applicable calendar quarter for all issuances by the Company of shares of its common stock, including issuances pursuant to its dividend reinvestment plan, and distributions during the applicable calendar quarter); and
●
17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

Commencing with the quarter ending June 30, 2024, each income incentive fee will be subject to an Incentive Fee Cap that in respect of any calendar quarter is an amount equal to 17.5% of the Cumulative Pre-Incentive Fee Net Return (as defined herein) during the Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to the Adviser in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. In the event the Incentive Fee Cap is zero or a negative value then no income incentive fee shall be payable and if the Incentive Fee Cap is less than the amount of incentive fee based on income that would otherwise be payable, the amount of incentive fee based on income shall be reduced to an amount equal to the Incentive Fee Cap.

The second part of the incentive fee is an incentive fee on capital gains in an amount equal to 17.5% of our realized capital gains, if any, on a cumulative basis from the date of our election to be regulated as a BDC through the end of a given calendar year or upon the termination of the Investment Advisory Agreement, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For the Waiver Period, the Adviser has irrevocably waived its right to receive each component of the income incentive fee in excess of amounts calculated as described above using (1) 15.0% instead of 17.5% and (2) a Catch-Up Amount (as applicable) calculated using 1.7647% in place of 1.8182%. In addition, the Adviser has irrevocably waived any capital gains incentive fee in excess of amounts calculated as described above using 15.0% instead of 17.5%. For periods in which the waiver described in this paragraph is in effect for less than a full quarter or calendar year, as applicable, the applicable incentive fee shall be calculated at a weighted rate during the applicable days in such period during the Waiver Period.

See “Fees and Expenses” and “Management Agreements — Investment Advisory Agreement and Administration Agreement.”

Leverage

From time to time, we may borrow funds, including under our Credit Facilities, or issue debt securities or preferred securities to make additional investments or for other purposes. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of borrowed funds or the proceeds of preferred stock offerings to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our Common Stock. As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to shares of our Common Stock if our asset coverage, as defined in the 1940 Act, is at least 150% after such issuance or issuances. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. See “Regulation — Senior Securities.” The amount of leverage that we employ will depend on our Adviser’s assessment of market conditions and other factors at the time of any proposed borrowing.

As of September  30, 2023, our asset coverage was 185.87%. We target a debt-to-equity leverage range of between 1.0x to 1.25x, which is equivalent to an asset coverage ratio of approximately 200% to 180%.

Trading at a discount

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our Common Stock at a price below our net asset value per share unless, among other things, we receive the requisite stockholder approval for such a sale. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Adviser

We are externally managed by our Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, pursuant to the Investment Advisory Agreement. Our Adviser is registered as an investment adviser with the SEC. See “Management Agreements — Our Investment Adviser” and “Management Agreements — Investment Advisory Agreement and Administration Agreement.”

Custodian, transfer agent and dividend disbursing agent	State Street Bank and Trust Company, or State Street, serves as our custodian, transfer agent, distribution paying agent and registrar. See “Custodian and Transfer and Dividend Disbursing Agent.”
Risk factors	See “Risk Factors” and the other information in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Common Stock.
Available information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, of which this prospectus is a part, which contains additional information about us and the shares of our Common Stock being offered by this prospectus. We file annual, quarterly and current reports, proxy statements and other information meeting the information requirements of the Exchange Act with the SEC. This information is available free of charge on our website located at www.msdl.com or by calling us at (212) 761-4000 or by email at msdl@morganstanley.com. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov. Information on our website and the SEC’s website is not incorporated into or part of this prospectus.

All requests for information, including copies of documents incorporated by reference into this prospectus, should be directed to: Investor Relations, Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, NY 10036, (212) 761-4000, msdl@morganstanley.com.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2022, 2021 and 2020 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose reports thereon are included in this prospectus. The financial data set forth in the following table as of and for the nine months ended September 30, 2023 and 2022 have been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods.

Interim results at and for the nine months ended September 30, 2023 are not necessarily indicative of the results that may be expected for the year ending December 31, 2023. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

	As of and for the Nine Months Ended		As of and for the Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,
	2023	2022	2022	2021	2020
Per share data:(1)
Net asset value, beginning of period	$19.81	$20.91	$20.91	$20.08	$20.00
Net investment income (loss)	2.00	1.49	$2.08	$2.34	$1.41
Net unrealized and realized gain (loss)(2)	0.43	(0.98)	$(1.26)	$0.52	$(0.28)
Net increase (decrease) in net assets resulting from operations	2.43	0.51	$0.82	$2.86	$1.13
Distributions declared	(1.67)	(1.42)	$(1.92)	$(2.07)	$(1.30)
Issuance of common stock	0.00	0.00	$0.00	$0.04	$0.25
Total increase (decrease) in net assets	0.76	(0.91)	$(1.10)	$0.83	$0.08
Net asset value, end of period	$20.57	$20.00	$19.81	$20.91	$20.08
Shares outstanding, end of period	72,018,635	65,352,831	70,536,678	56,838,027	15,024,425
Total return based on net asset value(3)	12.56%	2.43%	3.99%	14.83%	7.07%
Ratio/Supplemental Data (all amounts in thousands except ratios)
Net assets, end of period	$1,481,472	$1,307,150	$1,397,305	$1,188,587	$301,620
Weighted average shares outstanding	71,361,910	60,169,337	61,676,363	31,159,302	7,559,426 (5)
Ratio of net expenses to average net assets(4)	10.75%	6.70%	7.99%	6.77%	7.02%
Ratio of expenses before waivers to average net assets(4)	12.30%	8.26%	9.55%	8.26%	8.20%
Ratio of net investment income to average net assets(4)	13.83%	9.95%	9.97%	10.55%	6.62%
Ratio of total contributed capital to total committed capital, end of period	86.48%	80.94%	86.48%	88.87%	20.57%
Asset coverage ratio	185.87%	185.74%	191.19%	195.10%	190.35%
Portfolio turnover rate	5.71%	13.10%	14.87%	27.18%	31.11%
(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	For the nine months ended September 30, 2023 and September 30, 2022 and the years ended December 31, 2022, December 31, 2021 and December 31, 2020, the amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.
(3)	Total return (not annualized) is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan as in effect during the period.
(4)	Amounts are annualized except for incentive fees, and expense support amounts relating to organization and offering costs.
(5)	For the year ended December 31, 2020, weighted average shares outstanding was calculated for the period from February 5, 2020, the date of first external issuance of shares through December 31, 2020.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year and assume that we issue          shares of Common Stock in the offering, based on an offering price equal to $        (the mid-point of the estimated initial public offering price range). The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	6.00	%(1)
Offering expenses	1.25	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses	7.25%
Estimated annual expenses (as a percentage of net assets attributable to Common Stock):
Base management fee	2.08	%(4)
Incentive fees payable under the Investment Advisory Agreement (17.5% of net investment income and realized capital gains)	2.87	%(5)
Interest payments on borrowed funds	7.95	%(6)
Other expenses	0.41	%(7)
Total annual expenses (estimated)	13.31%
Management Fee Waiver	(0.52)	%(4)
Incentive Fee Waiver	(0.41)	%(5)
Total net annual expenses (estimated)	12.38%
(1)

The underwriting discount and commission with respect to shares of Common Stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $1.8 million.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”
(4)

Our base management fee is calculated at an annual rate of 1.0% of our average gross assets at the end of the two most recently completed calendar quarters, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. For purposes of this table, we have assumed that we maintain no cash or cash equivalents. During the Waiver Period, the Adviser has agreed to waive its right to receive the base management fee in excess of 0.75% of the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents.

The base management fee reflected in the table is calculated by determining the ratio that the base management fee bears to our net assets attributable to Common Stock (rather than our gross assets). The estimate of our base management fee referenced in the table assumes that our average gross assets are 2.21x our average net assets.

See “Management Agreements — Investment Advisory Agreement and Administration Agreement.”

(5)

Our incentive fee consists of two parts. The first part is determined and paid quarterly based on our pre-incentive fee net investment income and the second part is determined and payable in arrears based on net capital gains as of the end of each calendar year or upon termination of the Investment Advisory Agreement. The table reflects each incentive fee calculated at a rate of 17.5%. Similar to the waiver referenced in footnote (4) above, the Adviser has agreed to waive its right to receive each component of the incentive fee above 15% during the Waiver Period.

See “Management Agreements — Investment Advisory Agreement and Administration Agreement.”

(6)

Interest payments on borrowed funds represents an estimate of our annualized interest expense based on our total borrowings as of September 30, 2023. For the quarter ended September 30, 2023, the weighted average effective interest rate (excluding unused fees and financing costs) for total outstanding debt was 6.64%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act. See “Description of Capital Stock — Preferred Stock.”

(7)

“Other expenses” includes estimated overhead expenses, including payments under the Administration Agreement with our Administrator, and is estimated for the current fiscal year. See “Management Agreements — Investment Advisory Agreement and Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above, except for the incentive fee based on income, and that stockholders pay stockholder transaction expenses of 7.25% with respect to Common Stock sold by us in this offering.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 Common Stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains)(1)	$155	$331	$488	$812
You would pay the following expenses on a $1,000 Common Stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains)(2)	$176	$388	$566	$897
(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
(2)	Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The example assumes inclusion of offering expenses of approximately $1.8 million and reinvestment of all distributions at net asset value. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our DRIP will receive a number of shares of common stock, determined by dividing the total dollar amount of the dividend or distribution payable to a participant by the market price per share of common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. The amounts included in the table above for “Other expenses” represent our estimates based on actual amounts incurred for the nine months ended September 30, 2023, annualized for a full year.

RISK FACTORS

Investing in shares of our Common Stock involves a number of significant risks. Before you invest in shares of our Common Stock, you should be aware of various risks, including those described below. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Relating to Our Business and Structure

Operating as a BDC imposes numerous constraints on us and significantly reduces our operating flexibility. In addition, if we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company, which would subject us to additional regulatory restrictions.

The 1940 Act imposes numerous constraints on the operations of BDCs that do not apply to certain of the other investment vehicles advised by our Adviser and its affiliates. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. These constraints may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants.

We may be precluded from investing in what our Adviser believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under any outstanding indebtedness we might have, which could have a material adverse effect on our business, financial condition or results of operations.

We are subject to risks associated with the current interest rate environment and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money or issue debt securities or any preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay interest or distributions on such debt securities or preferred stock and the rate at which we invest these funds. In addition, we anticipate that many of our debt investments and borrowings will have floating interest rates that reset on a periodic basis, and many of our investments will be subject to interest rate floors. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. Rising interest rates on floating rate loans we make to portfolio companies could drive an increase in defaults or accelerated refinancings. Some portfolio companies may be unable to refinance into fixed rate loans or repay outstanding amounts, leading to a gradual decline in the credit quality of our portfolio. In periods of rising interest rates, our cost of funds will increase because we expect that the interest rates on the majority of amounts we borrow will be floating. This change could reduce our net investment income to the extent any debt investments have fixed interest rates. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to benefit from lower interest rates with respect to hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

The discontinuation of LIBOR and replacement or reform of other interest rate benchmarks may adversely affect our business and results of operations.

Many financial instruments have historically used a floating rate based on LIBOR, which was the offered rate for short-term Eurodollar deposits between major international banks. LIBOR was and other benchmark interest rates may, in the future, be the subject of national and international regulatory scrutiny. Following their publication on June 30, 2023, no settings of LIBOR continue to be published on a representative basis and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. On March 15, 2022, the U.S. enacted federal legislation that is intended to minimize legal and economic uncertainty following U.S. dollar LIBOR’s cessation by replacing LIBOR references in certain U.S. law-governed contracts under certain circumstances with a SOFR-based rate identified in a Federal Reserve rule plus a statutory spread adjustment. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. In addition, the U.K. Financial Conduct Authority (“FCA”), which regulates the publisher of LIBOR (ICE Benchmark Administration), has announced that it will require the continued publication of the one-, three- and six-month tenors of U.S. dollar LIBOR on a non-representative synthetic basis until the end of September 2024, which may result in certain non-U.S. law-governed contracts and U.S. law-governed contracts not covered by the federal legislation remaining on synthetic U.S. dollar LIBOR until the end of this period. Although the transition process away from LIBOR has become increasingly well-defined (e.g. the LIBOR Act now provides a uniform benchmark replacement for certain LIBOR-based instruments in the United States), the transition process is complex.

The market transition away from LIBOR and reform, modification, or adjustments of other reference rate benchmarks to alternative reference rates is complex and could have a range of adverse impacts on our business, financial condition and results of operations. In particular, any such transition or reform could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any securities linked to the applicable benchmark rate, loans and derivatives that are included in our assets and liabilities;
●	Require further extensive changes to documentation that governs or references products using the applicable benchmark rate, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding transactions;
●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in investments that utilize certain benchmark rates, the transition from one benchmark rate to other benchmark rates, including through fallback language, legislative requirements or other related provisions or in connection with any economic, legal, operational or other impact resulting from the fundamental differences of the various alternative reference rates;
●	Require the transition and/or development of appropriate systems and analytics to effectively transition risk management processes to those based on one or more alternative reference rates in a timely manner, including by quantifying value and risk for various alternative reference rates, which may prove challenging given the limited history of an applicable alternative reference rate; and
●	Cause us to incur additional costs in relation to any of the above factors.

In addition, the failure of any alternative benchmark rate to gain or maintain market acceptance could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. Depending on several factors, including those set forth above, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, timing mismatches between cash and derivative markets, the specific terms and parameters for and market acceptance of any alternative reference rate, market conventions for the use of any alternative reference rate in connection with a particular product (including the timing and market adoption of any conventions proposed or recommended by any industry or other group), prices of and the liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates. As of September 30, 2023, we did not hold any investments in our debt portfolio that bore interest at a floating rate determined on the basis of LIBOR.

We depend upon our Adviser and Administrator for our success and upon their access to the investment professionals and partners of Morgan Stanley and its affiliates.

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of our Adviser to achieve our investment objective. We cannot assure you that we will replicate the historical results achieved for other Morgan Stanley funds, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. We expect that the Adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that the senior investment professionals of the Adviser will continue to provide investment advice to us. The loss of any member of the Investment Committee or of other senior investment professionals of the Adviser and its affiliates could limit our ability to achieve our investment objective and operate as we anticipate. In addition, we can offer no assurance that the resources, relationships and expertise of Morgan Stanley will be available for every transaction or generally during the term of the Company. This could have a material adverse effect on our financial condition, results of operations and cash flows. For the avoidance of doubt, we are not a subsidiary of or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — MS Credit Partners Holdings Investment.” Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress.

We depend on the diligence, skill and network of business contacts of the professionals available to our Administrator to carry out the administrative functions necessary for us to operate, including the ability to select and engage sub-administrators and third-party service providers. We can offer no assurance, however, that the professionals of the Administrator will continue to provide administrative services to us. In addition, we can offer no assurance that the resources, relationships and expertise of Morgan Stanley will be available to the Administrator throughout the term of the Company. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors. Any inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the Adviser’s and its affiliates’ relationships with private equity sponsors, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser fails to maintain such relationships, or to develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of the Adviser and its affiliates have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to the fact that neither our Adviser nor its affiliates are prohibited from raising money for or managing another entity that makes the same types of investments that we target.

The Adviser and its affiliates currently serve as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, including the MS BDCs, and are not prohibited from raising money for and managing future investment entities that make the same or similar types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other investment programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity also advised by the Adviser or its affiliates for the same investors and investment opportunities.

We may not replicate the historical results achieved by other entities advised or sponsored by members of the Investment Committee, or by the Adviser or its affiliates.

Our investments may differ from those of existing accounts that are or have been sponsored or advised by members of the Investment Committee, the Adviser or affiliates of the Adviser. Investors in our securities are not acquiring an interest in any accounts that are or have been sponsored or advised by members of the Investment Committee, the Adviser or affiliates of the Adviser. Subject to the requirements of the 1940 Act and the provisions of the co-investment exemptive order applicable to us, or, as amended, the exemptive order, we often co-invest in portfolio investments with other Affiliated Investment Accounts. Any such investments are subject to regulatory limitations and approvals by the Independent Directors. We can offer no assurance, however, that we will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved for other Morgan Stanley funds by members of the Investment Committee (including the Affiliated Investment Accounts), and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance. Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on the Adviser’s ability to identify, invest in and monitor companies that meet our investment selection criteria. Accomplishing this result on a cost-effective basis is largely a function of the Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. We can offer no assurance that any current or future employees of the Adviser will contribute effectively to the work of, or remain associated with, the Adviser. We caution you that the principals of our Adviser or Administrator may also be called upon to provide managerial assistance to our portfolio companies and those of other investment vehicles, including the MS BDCs, which are advised by the Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

The Adviser may frequently be required to make investment analyses and decisions on an expedited basis in order to take advantage of investment opportunities, and our Adviser may not have knowledge of all circumstances that could impact our investments.

Investment analyses and decisions by the Adviser may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, we can offer no assurance that the Adviser will have knowledge of all circumstances that may adversely affect a portfolio investment, and the Adviser may make portfolio investments which it would not have made if more extensive due diligence had been undertaken. In addition, the Adviser may rely upon independent consultants and advisors in connection with its evaluation of proposed investments, and we can offer no assurance as to the accuracy or completeness of the information provided by such independent consultants and advisors or to the Adviser’s right of recourse against them in the event errors or omissions do occur.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our Adviser and Administrator’s affiliation with, and the Investment Committee members’ employment by, Morgan Stanley, there may be times when the Adviser, the Administrator or such persons have interests that differ from those of our stockholders, giving rise to a conflict of interest. As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of our stockholders, notwithstanding Morgan Stanley’s participation as one of our investors. Investors should be aware that potential and actual conflicts of interest between Morgan Stanley or any Affiliated Investment Account, on the one hand, and us, on the other hand, may exist and others may arise in connection with our operation. Morgan Stanley’s employees may also have interests separate from those of Morgan Stanley and us. There is no assurance that conflicts of interest will be resolved in favor of the Company’s stockholders, and, in fact, they may not be.

Conflicts related to obligations the Investment Committee, the Adviser or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.

Morgan Stanley, the parent company of the Adviser, has advised and may advise clients and has sponsored, managed or advised other Affiliated Investment Accounts with a wide variety of investment objectives that in some instances may overlap or conflict with our investment objectives and present conflicts of interest. In addition, Morgan Stanley routinely makes equity and debt investments in connection with its global business and operations. MS Private Credit may also from time to time create new or successor Affiliated Investment Accounts that may compete with us and present similar conflicts of interest. In serving in these multiple capacities, Morgan Stanley, including the Adviser, the Investment Committee and the Investment Team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of us or our stockholders. For example, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Our investment objective may overlap with the investment objectives of certain Affiliated Investment Accounts. For example, the Adviser currently serves as the investment adviser to the MS BDCs. As a result, the members of the Investment Committee may face conflicts in the allocation of investment opportunities among us and other Affiliated Investment Accounts. Certain Affiliated Investment Accounts, including the MS BDCs, may provide for higher management fees, incentive fees, greater expense reimbursements or overhead allocations or may permit the Adviser and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such Affiliated Investment Accounts. For example, the 1940 Act restricts the Adviser from receiving more than a 1% fee in connection with loans that we acquire, or originate, a limitation that does not exist for certain other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities in North America, Europe and elsewhere. Morgan Stanley and, to the extent consistent with applicable law and/or exemptive relief, its Affiliated Investment Accounts will be permitted to invest in investment opportunities without making such opportunities available to us beforehand. Subject to the requirements of any applicable exemptive relief, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within our investment objectives. We may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. In addition, to the extent permitted by applicable law, investment opportunities in companies in which certain Affiliated Investment Accounts have already invested may be available to the Company notwithstanding that the Company has no existing investments in such portfolio company, resulting in assets of the Company potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts. All of the foregoing may reduce the number of investment opportunities available to us and may create conflicts of interest in allocating investment opportunities among the Company, itself and the Affiliated Investment Accounts, including the MS BDCs. Our Adviser has established allocation policies and procedures and will continue to allocate opportunities among one or more of the Company and such Affiliated Investment Accounts in accordance with the terms of such policies and procedures. Investors should note that such allocation decisions may not be resolved to our advantage. There can be no assurance that we will have an opportunity to participate in certain opportunities that fall within our investment objectives.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of one of our portfolio companies. Such investment could create conflicts of interest among the Company, Morgan Stanley and/or the Affiliated Investment Account. Morgan Stanley may also have conflicts of interest in the allocation of Morgan Stanley resources to the portfolio company. In addition, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with us. In certain cases, we may be unable to invest in attractive opportunities because of the investment by these Affiliated Investment Accounts in such private equity or private credit sponsoring funds.

We do not expect to invest in, or hold securities of, companies that are controlled by an affiliate’s other clients. However, our Adviser or an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If our Adviser or an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

It should be noted that Morgan Stanley has, directly and indirectly, made investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in us in itself may not determine the outcome in the resolution of any of the foregoing conflicts.

In the course of our investing activities, we pay management and incentive fees to the Adviser and reimburse certain expenses of the Administrator. As a result, investors in shares of our Common Stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the Adviser has interests that differ from those of our common stockholders, giving rise to a conflict.

The Investment Committee, the Adviser or its affiliates may, from time to time, possess material non-public information, or may not have access to certain information held by Morgan Stanley, each of which would limit our investment discretion.

Principals of the Adviser and its affiliates and members of the Investment Committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions in order to comply with applicable law, regulatory restrictions or internal policies or procedures, including without limitation joint transaction restrictions pursuant to the 1940 Act, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us. The Adviser and/or Morgan Stanley may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict the Adviser’s ability to trade in or make certain investments on behalf of the Company. In addition, Morgan Stanley may be precluded from disclosing such information to the Investment Team, even in circumstances in which the information would benefit the Company if disclosed. Therefore, the Adviser may not be provided access to material nonpublic information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by the Company, and the Company may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment Team and of the Investment Committee may be recused from certain investment-related discussions, including investment committee meetings, so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to the Company. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Company’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Company will be able to source any investments from any one or more parts of the Morgan Stanley network.

Our management fee and incentive fee structure may create incentives for the Adviser that are not fully aligned with the interests of our stockholders and may induce the Adviser to make speculative investments.

In the course of our investing activities, we pay a management fee and incentive fees to the Adviser. The base management fee is based on our average gross assets and the incentive fee is computed and paid on income, both of which include leverage. As a result, investors in shares of our Common Stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our average gross assets, the Adviser benefits when we incur debt or use leverage. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor us and our stockholders.

In addition, as additional leverage would magnify positive returns, if any, on our portfolio, our incentive fee would become payable to our Adviser (i.e., exceed the hurdle rate) at a lower average return on our portfolio. Thus, if we incur additional leverage, our Adviser may receive additional incentive fees without any corresponding increase (and potentially with a decrease) in our net performance. Additionally, the incentive fee payable by us to the Adviser may create an incentive for the Adviser to cause us to realize capital gains or losses that may not be in the best interests of us or our stockholders. Under the incentive fee structure, the Adviser benefits when we recognize capital gains and, because the Adviser determines when an investment is sold, the Adviser controls the timing of the recognition of such capital gains.

As a result, our Adviser may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Payment-in-kind, or PIK, interest and original issue discount, or OID, would increase our pre-incentive fee net investment income by increasing the size of the loan balance of underlying loans and increasing our assets under management and makes it easier for our Adviser to surpass the hurdle rate and increase the amount of incentive fees payable to our Adviser.

This fee structure may be considered to give rise to a conflict of interest for the Adviser to the extent that it may encourage the Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Under these investments, we will accrue the interest over the life of the investment but we will not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. The Adviser may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the fees even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because the Adviser is not obligated to reimburse us for any fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Our Board of Directors is charged with protecting our stockholders’ interests by monitoring how the Adviser addresses these and other conflicts of interest associated with its management services and compensation.

For federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize corporate-level U.S. federal income or excise tax. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement (as defined below) necessary to maintain RIC tax treatment under the Code. See “Material U.S. Federal Income Tax Considerations — Election to be Taxed as a RIC.” This difficulty in making the required distribution may be amplified to the extent that we are required to pay the incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Conflicts related to other arrangements with the Adviser and its affiliates.

We have entered into a license agreement, or the License Agreement, with Morgan Stanley Investment Management, Inc., an affiliate of our Adviser, under which Morgan Stanley Investment Management, Inc. has granted us a non-exclusive, royalty-free license to use the name “Morgan Stanley.” In addition, we pay to the Administrator our allocable portion of certain expenses incurred by the Administrator in performing its obligations under the Administration Agreement, such as our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer. These arrangements create conflicts of interest that our Board of Directors monitors.

Our ability to enter into transactions with our affiliates is restricted.

As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board of Directors and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our Board of Directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we are prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund advised by the Adviser or their respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside our Adviser’s and/or its affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations, guidance and exemptive relief orders. However, although the Adviser endeavors to fairly allocate investment opportunities in the long run, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. The SEC has granted us and our Adviser an exemptive order that allows us to enter into certain negotiated co-investment transactions alongside certain Affiliated Investment Accounts in a manner consistent with our investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the exemptive order. Pursuant to the exemptive order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our eligible directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive order granted to us by the SEC (as discussed above), our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-

investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate’s other client holds a controlling interest.

The recommendations given to us by our Adviser may differ from those rendered to their other clients.

Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients’ investment objectives may be similar to ours.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

The business of identifying and structuring investments of the types contemplated by us is competitive and involves a high degree of uncertainty. We are competing for investments with other investment funds, including the MS BDCs, as well as more traditional lending institutions and private credit-focused competitors. Over the past several years, an increasing number of funds have been formed, with investment objectives similar to, or overlapping with, our investment objectives (and many such existing funds have grown substantially in size).

In addition, other firms and institutions are seeking to capitalize on the perceived opportunities with vehicles, funds and other products that are expected to compete with us for investments. Other investors may make competing offers for investment opportunities that we identify. Even after an agreement in principle has been reached with the board of directors or owners of an acquisition target, consummating the transaction is subject to a myriad of uncertainties, only some of which are foreseeable or within the control of the Adviser. Some of our competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than us, and thus these competitors may have advantages over us. In addition, issuers may prefer to take advantage of favorable high-yield markets and issue subordinated debt in those markets, which could result in fewer credit investment opportunities for us. In addition to competition from other investors, the availability of investment opportunities generally will be subject to market conditions as well as, in many cases, the prevailing regulatory or political climate. We can offer no assurance that we will be successful in obtaining suitable investments, or that if we make such investments, our objectives will be achieved.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

In order to qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute to our stockholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our ICTI, which is generally our net ordinary income plus the excess of our net short-term capital gains in excess of our net long-term capital losses, determined without regard to any deduction for dividends paid, to our stockholders on an annual basis. We are subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to be subject to tax as a RIC, in which case we will be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to continue to qualify as a RIC. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders, the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accretion of OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, is included in our income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement in a given taxable year to distribute to our stockholders dividends for U.S. federal income tax purposes an amount at least equal to 90% of our ICTI, determined without regard to any deduction for dividends paid, to our stockholders to qualify and maintain our ability to be subject to tax as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

We will need to raise additional capital to grow because we must distribute most of our income.

We will need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute each taxable year an amount at least equal to 90% of our ICTI, determined without regard to any deduction for dividends paid as dividends for U.S. federal income tax purposes, to our stockholders to maintain our ability to be subject to tax as a RIC. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any. This would have an adverse effect on the value of our securities. If we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policies and procedures.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are currently permitted to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If we fail to comply with certain disclosure requirements, our asset coverage ratio under the 1940 Act would be 200%, which would decrease the amount of leverage we are able to incur. If the value of our assets declines, we may be unable to satisfy the applicable asset coverage ratio. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to holders of shares of our Common Stock. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

In the absence of an event of default, no person or entity from which we borrow money has a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies. If we issue preferred stock, which is another form of leverage, the preferred stock would rank “senior” to Common Stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our Common Stock or otherwise be in the best interest of our common stockholders. Holders of our Common Stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our Common Stock and the rights of holders of shares of preferred stock to receive distributions would be senior to those of holders of shares of Common Stock. We do not, however, anticipate issuing preferred stock in the next 12 months.

We are not generally able to issue and sell our Common Stock at a price below net asset value per share. We may, however, sell our Common Stock, or warrants, options or rights to acquire our Common Stock, at a price below the then-current net asset value per share of our Common Stock if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing Common Stock or senior securities convertible into, or exchangeable for, our Common Stock, then the percentage ownership of our stockholders at that time will decrease, and holders of our Common Stock might experience dilution.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. The amount of leverage that we employ will be subject to the restrictions of the 1940 Act and the supervision of our Board of Directors. At the time of any proposed borrowing, the amount of leverage we employ will also depend on our Adviser’s assessment of market and other factors. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us. For example, due to the interplay of the 1940 Act restrictions on principal and joint transactions and the U.S. risk retention rules adopted pursuant to Section 941 of Dodd-Frank, as a BDC we are limited in our ability to enter into any securitization transactions. We cannot assure you that the SEC or any other regulatory authority will modify such regulations or provide administrative guidance that would give us greater flexibility to enter into securitizations. We have in the past and may in the future issue senior debt securities to banks, insurance companies and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets, may grant a security interest in all of our assets and may pledge the right to make capital calls of stockholders under the terms of any debt instruments we may enter into with lenders. Under the terms of any credit facility or debt instrument we enter into, we are likely to be required to comply with certain financial and operational covenants. Failure to comply with such covenants could result in a default under the applicable credit facility or debt instrument if we are unable to obtain a waiver from the applicable lender or holder, and such lender or holder could accelerate repayment under such indebtedness and negatively affect our business, financial condition, results of operations and cash flows. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our net investment income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our Common Stock or any outstanding preferred stock. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Our common stockholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to the Adviser.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include our borrowings and any preferred stock that we may issue in the future, which is currently 150%. If this ratio were to decline below 150% (or such other percentage as may be prescribed by law from time to time), we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it was disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions in amounts sufficient to maintain our status as a RIC, or at all.

The following table illustrates the effect of leverage on returns from an investment in our Common Stock as of September 30, 2023, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder assuming actual asset coverage as of September 30, 2023(1)	(29.9)%	(18.8)%	(7.7)%	3.3%	14.4%
(1)	Assumes $3,277.0 million in total assets, $1,725.3 million in debt outstanding and $1,481.5 million in net assets as of September 30,2023, and an effective weighted average annual interest of 6.64% as of September 30, 2023 (excluding unused fees and financing costs).

Based on our outstanding indebtedness of $1,725.3 million as of September 30, 2023 and the effective weighted average annual interest rate of 6.64% as of that date (excluding unused fees and financing costs), our investment portfolio would have been required to experience an annual return of at least 3.50% to cover annual interest payments on the outstanding debt.

We are subject to risks associated with our Credit Facilities.

We have entered into the Truist Credit Facility and DLF LLC has entered into the BNP Funding Facility. We anticipate that we or a direct subsidiary of ours may enter into one or more additional Credit Facilities. As a result of our current Credit Facilities and any future Credit Facility, we are subject to a variety of risks, including those set forth below.

Any inability to renew, extend or replace any of our Credit Facilities could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

There can be no assurance that we would be able to renew, extend or replace any of our Credit Facilities upon its maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace any such Credit Facilities would be constrained by then-current economic conditions affecting the credit markets. In the event that we were not able to renew, extend or replace any of our Credit Facilities at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

In addition to regulatory limitations on our ability to raise capital, each of our Credit Facilities and the documents governing the Notes contains various covenants, which, if not complied with, could accelerate our repayment obligations under such facilities, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We have entered into the Truist Credit Facility and DLF LLC has entered into the BNP Funding Facility and as a result, we are subject to certain risks. The Truist Credit Facility is guaranteed by certain domestic subsidiaries of the Company, and the Truist Credit Facility is secured by a first priority security interest in substantially all of the assets of the Company and each such guarantor, subject to certain exceptions. We have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The indenture governing the 2027 Notes, or the Indenture, contains certain covenants, including covenants requiring us to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 2027 Notes and the trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture. The Note Purchase Agreement under which the 2025 Notes were issued, or the Note Purchase Agreement, contains certain representations and warranties, and various covenants and reporting requirements customary for agreements of this type, including, without limitation, information reporting, maintenance of our status as a BDC within the meaning of the 1940 Act, and certain restrictions with respect to transactions with affiliates, fundamental changes, changes of line of business and permitted liens. In addition, the Note Purchase Agreement contains the following financial covenants: (a) maintaining a minimum shareholders’ equity, measured as of each fiscal quarter-end and (b) not permitting our asset coverage ratio, as of the date of the incurrence of any debt for borrowed money or the making of any cash dividend to stockholders, to be less than the statutory minimum then applicable to us under the 1940 Act.

Our continued compliance with the covenants contained under the Credit Facilities, the Indenture and the Note Purchase Agreement depends on many factors, some of which are beyond our control, and there can be no assurances that we will continue to comply with such covenants. Our failure to satisfy the respective covenants could result in foreclosure by the lenders under the applicable credit facility or governing instrument or acceleration by the applicable lenders or noteholders, which would accelerate our repayment obligations under the relevant agreement and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders. Because the Credit Facilities and the Note Purchase Agreement have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Credit Facilities or represented by the 2027 Notes or the 2025 Notes, or under any future credit facility, is accelerated, we may be unable to repay or finance the amounts due.

Our interests in any subsidiary that enters into a Credit Facility would be subordinated, and we may not receive cash on our equity interests from any such subsidiary.

We consolidate the financial statements of our wholly owned subsidiaries in our consolidated financial statements and treat the indebtedness of any such subsidiary as our leverage. Our interests in any wholly owned direct or indirect subsidiary of ours would be subordinated in priority of payment to every other obligation of any such subsidiary and would be subject to certain payment restrictions set forth in the Credit Facility. We would receive cash distributions on our equity interests in any such subsidiary only if such subsidiary had made all required cash interest payments to the lenders and no default exists under the Credit Facility. We cannot assure you that distributions on the assets held by any such subsidiary would be sufficient to make any distributions to us or that such distributions would meet our expectations.

We would receive cash from any such subsidiary only to the extent that we would receive distributions on our equity interests in such subsidiary. Any such subsidiary would be able to make distributions on its equity interests only to the extent permitted by the payment priority provisions of the Credit Facility. We expect that the Credit Facility would generally provide that payments on such interests may not be made on any payment date unless all amounts owing to the lenders and other secured parties are paid in full. In addition, if such subsidiary would not meet the borrowing base test set forth in the Credit Facility documents, a default would occur. In the event of a default under the Credit Facility documents, cash would be diverted from us to pay the lender and other secured parties until they would be paid in full. In the event that we would fail to receive cash from such subsidiary, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.

Our equity interests in any such subsidiary would rank behind all of the secured and unsecured creditors, known or unknown, of such subsidiary, including the lenders in the Credit Facility. Consequently, to the extent that the value of such subsidiary’s portfolio of loan investments would have been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the return on our investment in such subsidiary could be reduced. Accordingly, our investment in such subsidiary may be subject to up to a complete loss.

Our ability to sell investments held by any subsidiary that enters into a Credit Facility would be limited.

Our existing Credit Facilities place significant restrictions on our ability, as servicer, to sell investments, and we expect that any Credit Facility we enter into in the future would include similar restrictions. As a result, there may be times or circumstances during which we would be unable to sell investments or take other actions that might be in our best interests.

We may be subject to risks associated with any collateralized loan obligations, or CLOs, we enter into to finance our investments.

We may enter into CLOs through a direct or indirect subsidiary of ours (any such subsidiary, an “MS Issuer”). As a result of these CLOs, we would be subject to a variety of risks, including those set forth below. We use the term “CLO” to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical CLO, the originator transfers the loans or income producing assets to a single- purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity may issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. In the CLOs, we would expect institutional investors to purchase the notes issued by an MS Issuer in a private placement, while we would retain the equity interest in the CLOs and consolidate the assets and liabilities of the CLOs on our balance sheet.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements, our net asset value will decline, and, in some cases, we may be worse off than if we had not used such agreements.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.”

In the future, we believe that most of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Failure to qualify as a BDC would decrease our operating flexibility.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Certain investors are limited in their ability to make significant investments in us.

Investment companies registered under the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless these funds comply with certain requirements under the 1940 Act that would restrict the amount that they are able to invest in our securities. Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to these restrictions. As a result, certain investors may be precluded from acquiring additional shares at a time that they might desire to do so.

The majority of our portfolio investments are recorded at fair value as determined in good faith by our Valuation Designee, under the supervision of our Board of Directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

The majority of our portfolio investments take the form of securities for which no market quotations are readily available. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our Board of Directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates”, most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under ASC 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which may include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

The Board of Directors has delegated to the Adviser as a valuation designee, or the Valuation Designee, the responsibility of determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors. The participation of the Adviser’s investment professionals in our valuation process could result in a conflict of interest as the Adviser’s base management fee is based, in part, on our average adjusted gross assets and our incentive fees will be based, in part, on unrealized losses.

We have retained the services of independent service providers to review the valuation of these securities. The valuation of all or a portion of our portfolio investments for which a market quote is not readily available is reviewed by an independent valuation firm each quarter and month-end. The types of factors that our Valuation Designee, under the supervision of our Board of Directors, may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and in particular, the valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly (or as otherwise may be required by the 1940 Act in connection with the issuance of shares of our Common Stock) the valuation of our portfolio to reflect our Board of Directors’ approval of the fair value of each investment in our portfolio, as determined by the Valuation Designee. Any changes in fair value are recorded in the aggregate in our consolidated statement of operations as a net change in unrealized appreciation or depreciation.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, and we may temporarily deviate from our regular investment strategy.

Our Board of Directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective and certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, operating results and the value of our Common Stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Provisions of the Delaware General Corporation Law, as amended, or the DGCL, and of our Certificate of Incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of shares of Common Stock.

The DGCL contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others which we may adopt also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, either individually or together with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our Board of Directors has adopted a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our directors who are not “interested persons.” If our Board of Directors later repeals such resolution exempting business combinations, or if our Board of Directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation that classify our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our Common Stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of Common Stock that we have authority to issue. These provisions, as well as other provisions we have adopted in our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control in circumstances that could give our stockholders the opportunity to realize a premium of the net asset value of shares of our Common Stock.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Investment Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition, results of operations and cash flows as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

The Administrator can resign on 60 days’ notice, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Administrator has the right to resign under the Administration Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer and our portfolio may be concentrated in a limited number of industries.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Additionally, our portfolio may be concentrated in a limited number of industries and a downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

To the extent that we assume large positions in the securities of a small number of issuers or our portfolio is concentrated in a limited number of industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer or particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. Although we are classified as a non-diversified investment company within the meaning of the 1940 Act, we maintain the flexibility to operate as a diversified investment company. To the extent that we operate as a non-diversified investment company, we may be subject to greater risk.

We may be subject to risks associated with our investments in the software industry.

We could invest in portfolio companies in the software industry and a downturn in the industry could significantly impact the aggregate returns we realize on such investments. For example, portfolio companies in the software industry are subject to a number of risks. The revenue, income (or losses) and valuations of software and other technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of software products have historically decreased over their productive lives. As a result, the average selling prices of software offered by our portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold. Additionally, companies operating in the software industry are subject to vigorous competition, changing technology, changing client and end-consumer needs, evolving industry standards and frequent introductions of new products and services. Our portfolio companies in the software industry could compete with companies that are larger and could be engaged in a greater range of businesses or have greater financial, technical, sales or other resources than our portfolio companies do. Our portfolio companies could lose market share if their competitors introduce or acquire new products that compete with their software and related services or add new features to existing products. Any deterioration in the results of our portfolio companies due to competition or otherwise could, in turn, materially adversely affect our business, financial condition and results of operations.

Laws and regulations regulating insurance activities are complex and could negatively affect the business of our portfolio companies in the insurance service industry, which could reduce their profitability and potentially limit their growth.

We could invest in portfolio companies in the insurance services industry and a downturn in the industry could significantly impact the aggregate returns we realize on such investments. For example, the insurance industry in the United States is heavily regulated, and the insurance regulatory framework addresses, among other things: (i) granting licenses to companies and agents to transact particular business activities and (ii) regulating trade, marketing, compensation, and claims practices. Certain of our portfolio companies may be subject to laws and regulations applicable to insurance brokers and to the authority of the insurance regulators in their respective jurisdictions of operation. The cost of compliance with such regulations or any non-compliance could impose material costs on our portfolio companies and negatively affect their business, marketing practices, and budgets. Any of these factors could affect our portfolio company investments and, in turn, materially adversely affect our business, financial condition and results of operations.

Furthermore, the laws and regulations governing the sale of insurance may change in ways that adversely impact the business of our portfolio companies. These changes could impact the manner in which our portfolio companies are permitted to conduct their businesses and could result in increased expenses and/or decreased revenues as well as negatively affect their marketing practices, budgets, and overall level of business, which could adversely impact our business, financial condition, operating results and cash flows.

We may be subject to risks associated with our investments in the commercial services and supplies industry.

We could invest in portfolio companies in the commercial services and supply industry and a downturn in the industry could significantly impact the aggregate returns we realize on such investments. For example, the operating results and financial condition of our portfolio companies in the commercial services and supplies industry could be adversely affected due to a number of factors, including but not limited to a decrease in demand for their services or supplies relating to seasonality or market forces and various other factors. In addition, there are risks involved with sales, marketing, managerial and related capabilities of our portfolio companies in the commercial services and supplies industry. For example, recruiting and training a workforce is expensive and time-consuming and could delay the provision of commercial services, result in diminished services, or delay the delivery of supplies. If our portfolio companies in the commercial services and supplies industry fail to devote resources and attention to sell and market their services or products effectively, they could fail to generate sufficient revenues and reach or sustain profitability and to repay interest or principal on our debt investments. Any of these factors could affect our portfolio company investments and, in turn, materially adversely affect our business, financial condition and results of operations.

The liability of each of the Adviser and the Administrator is limited, and we have agreed to indemnify each against certain liabilities, which may lead them to act in a riskier manner on our behalf than each would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our Board of Directors in following or declining to follow the Adviser’s advice or recommendations. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, members, personnel and any person controlling or controlled by the Adviser are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except where primarily attributable to the willful misfeasance, bad faith or gross negligence in the performance of such person’s obligations and duties or by reason of reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where primarily attributable to the willful misfeasance, bad faith or gross negligence or by reason of reckless disregard of such person’s duties under the Investment Advisory Agreement. Under the Administration Agreement, the Administrator and certain specified parties providing administrative services pursuant to that agreement are not liable to us or our stockholders for, and we have agreed to indemnify them for, any claims or losses arising out of the good faith performance of their duties or obligations under the Administration Agreement, except where primarily attributable to the willful misfeasance, bad faith or gross negligence or by reason of reckless disregard of the Administrator’s duties under the Administration Agreement. These protections may lead the Adviser or the Administrator to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

In November 2020, the SEC adopted a revised version of Rule 18f-4, which is designed to modernize the regulation of the use of derivatives by registered investment companies and BDCs. Among other things, Rule 18f-4 requires BDCs that use derivatives to be subject to a value-at-risk leverage limit and requires the adoption and implementation of a derivatives risk management program that is reasonably designed to identify, assess and manage its derivatives transaction trading risk, subject to certain exceptions. Additionally, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. The Company intends to operate under the limited derivatives user exemption of Rule 18f-4 and has adopted written policies and procedures reasonably designed to manage the Company’s derivatives risk pursuant to Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 has been required since August 19, 2022. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts.

We and our portfolio companies may maintain cash balances at financial institutions that exceed federally insured limits with the FDIC and may otherwise be materially affected by adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties.

Cash held by us and by our portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the FDIC insurance limits. If such banking institutions were to fail, we or our portfolio companies could lose all or a portion of those amounts held in excess of such FDIC insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect our and our portfolio companies’ business, financial condition, results of operations, or prospects.

Although we assess our and our portfolio companies’ banking relationships as we believe necessary or appropriate, our and our portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize our respective current and projected future business operations could be significantly impaired by factors that affect us or our portfolio companies, the financial institutions with which we, or our portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which we or our portfolio companies have financial or business relationships, but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us or our portfolio companies to acquire financing on acceptable terms or at all.

Risks Relating to Our Investments

Limitations of investment due diligence expose us to investment risk.

Our due diligence may not reveal all of a portfolio company’s liabilities and may not reveal other weaknesses in its business. We can offer no assurance that our due diligence processes will uncover all relevant facts that would be material to an investment decision. Before making an investment in, or a loan to, a company, our Adviser will assess the strength and skills of the company’s management and other factors that it believes are material to the performance of the investment.

In making the assessment and otherwise conducting customary due diligence, our Adviser will rely on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and highly subjective with respect to newly organized entities because there may be little or no information publicly available about the entities.

We may make investments in, or loans to, companies which are not subject to public company reporting requirements including requirements regarding preparation of financial statements and our portfolio companies may utilize divergent reporting standards that may make it difficult for the Adviser to accurately assess the prior performance of a portfolio company. We will, therefore, depend upon the compliance by investment companies with their contractual reporting obligations. As a result, the evaluation of potential investments and our ability to perform due diligence on, and effectively monitor investments, may be impeded, and we may not realize the returns which we expect on any particular investment. In the event of fraud by any company in which we invest or with respect to which we make a loan, we may suffer a partial or total loss of the amounts invested in that company.

Our debt investments may be risky and we could lose all or part of our investments.

The debt instruments in which we invest are typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB–” by Fitch Ratings or lower than “BBB–” by Standard & Poor’s Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, our investments may result in an above average amount of risk and volatility or loss of principal.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render managerial assistance to the borrower.

Economic recessions or downturns could impair our portfolio companies and defaults by our portfolio companies will harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results. For more information, see “— We are operating in a period of capital markets volatility and economic uncertainty. The conditions have materially and adversely affected debt and equity capital markets in the United States, and any future volatility or instability in capital markets may have a negative impact on our business and operations.”

Inflation and supply chain risk could adversely impact our portfolio companies and our results of our operations.

Economic activity has accelerated across sectors and regions in recent periods. Nevertheless, due to global supply chain issues, a rise in energy prices, strong consumer demand and other factors, inflation has accelerated in the U.S. and globally. Higher inflation is likely to continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy could continue to tighten in response. Persistent inflationary pressures could affect our portfolio companies’ profit margins.

We may hold the debt securities of distressed companies that may enter into bankruptcy proceedings.

Companies that are financially distressed due to leverage or other factors may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Our investments in private, middle-market portfolio companies are risky, and you could lose all or part of your investment.

Investments in private, middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely solely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies, which information may not include all information or resources which may be available from other areas of Morgan Stanley. If the Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments.

Subordinated liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. We can offer no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any. Similarly, investments in “last out” pieces of tranched first lien loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same tranched loan with respect to payment of principal, interest and other amounts.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. We can offer no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding, or first-out pieces of tranched first lien debt, may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Covenant-lite loans may expose us to different risks, including with respect to liquidity, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.

Certain loans in our portfolio may consist of “covenant-lite” loans. Generally, covenant-lite loans permit borrowers more opportunity to negatively impact lenders because such loans may not require the borrower to maintain debt service or other financial ratios and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Accordingly, to the extent we invest in covenant-lite loans, we may have less protection from borrower actions and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants. Ownership of covenant-lite loans may expose us to different risks, including with respect to liquidity, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants. As of September 30, 2023, approximately 24% of our portfolio, measured as percent of gross commitments, is in loans that are considered “covenant-lite.”

The lack of liquidity in our investments may adversely affect our business.

Our investments are illiquid in most cases, and we can offer no assurance that we will be able to realize on such investments in a timely manner. A substantial portion of our investments in leveraged companies are and will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser or any of its affiliates have material nonpublic information regarding such portfolio company.

In addition, we generally expect to invest in securities, instruments and assets that are not, and are not expected to become, publicly traded. We will generally not be able to sell securities publicly unless the sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available.

Investments may be illiquid and long-term. Illiquidity may result from the absence of an established or liquid market for investments as well as legal and contractual restrictions on their resale by us. It is generally expected that we will hold assets to maturity, and the amount of “discretionary sales” of investments generally will be limited. Our investment in illiquid investments may restrict its ability to dispose of investments in a timely fashion and for a fair price. Furthermore, we likely will be limited in our ability to sell investments because Morgan Stanley may have material, non-public information regarding the issuers of such loans or investments or as a result of measures established by Morgan Stanley in order to comply with applicable law, regulatory restrictions or internal policies or procedures, including without limitation joint transaction restrictions pursuant to the 1940 Act. This limited ability to sell investments could materially adversely affect our investment results. As a result, our exposure to losses, including a potential loss of principal, as a result of which you could potentially lose all or a portion of your investment in us, may be increased due to the illiquidity of our investments generally.

In certain cases, we may also be prohibited by contract from selling our investments for a period of time or otherwise be restricted from disposing of our investments. Furthermore, certain types of investments expected to be made may require a substantial length of time to realize a return or fully liquidate. We may exit some investments through distributions in kind to the common stockholders, after which such you will still bear the risks associated with holding the securities and must make your own disposition decisions.

Given the nature of the investments contemplated by the Company, there is a material risk that we will be unable to realize our investment objectives by sale or other disposition at attractive prices or will otherwise be unable to complete any exit strategy. In particular, this risk could arise from changes in the financial condition or prospects of the portfolio company in which the investment is made, changes in national or international economic conditions, changes in debt and equity capital markets and changes in laws, regulations, fiscal policies or political conditions of countries in which investments are made.

In connection with the disposition of an investment in a portfolio company, we may be required to make representations about the business and financial affairs of the portfolio company, or may be responsible for the contents of disclosure documents under applicable securities laws. We may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, for which we may establish reserves or escrows. However, we can offer no assurance that we will adequately reserve for our contingent liabilities and that such liabilities will not have an adverse effect on us. Such contingent liabilities might ultimately have to be funded by proceeds, including the return of capital, from our other investments.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Valuation Designee, under the supervision of our Board of Directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

●	a comparison of the portfolio company’s securities to publicly traded securities;
●	the enterprise value of the portfolio company;
●	the nature and realizable value of any collateral;
●	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
●	the markets in which the portfolio company does business; and
●	the changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. Depending on market conditions, we could incur substantial realized losses and ultimately experience reductions of our income available for distribution in future periods. We may also suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, decreases in the market value or fair value of our investments will reduce our net asset value.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interest rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments with a deferred interest feature, such as OID and PIK interest, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio may be prepaid at any time, generally with little advance notice. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, we do not know when, and if, prepayment may be possible for each portfolio company. In some cases, the prepayment of a loan may reduce our achievable yield if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

Our investments in portfolio companies may expose us to environmental risks.

We may invest in portfolio entities that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements and environmental costs that could place increasing financial burdens on such portfolio entities. Required expenditures for environmental compliance may adversely impact investment returns on portfolio entities. The imposition of new environmental and other laws, regulations and initiatives could adversely affect the business operations and financial stability of portfolio entities.

There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on portfolio investment or potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio investments will not cause injury to the environment or to people under all circumstances or that the portfolio investments will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on an investment, and we can offer no assurance that the portfolio investments will at all times comply with all applicable environmental laws, regulations and permit requirements.

Additionally, our portfolio companies may be subject to certain so-called sustainability risks, or environmental, social and governance, or ESG, events or conditions that, if they occur, could cause an actual or potential material impact on the value of the Company, including, but not limited to, the following:

●	Natural resource risks including rising costs from resource scarcity or resource usage taxes and systemic risk from biodiversity loss;
●	Pollution and waste risks including liabilities associated with contamination and waste management costs;
●	Human capital risks include declining employee productivity, attrition and turnover costs, pandemics and supply chain reputational risks or disruption;
●	Community risks factors including loss of license to operate, operational disruptions caused by protests or boycotts and systematic inequality and instability;

●	Security and safety risks such as consumer security, data privacy and security; and
●	Other climate-related conditions and events that present risks related to the physical impacts of the climate and risks related to a potential transition to a lower carbon economy.

We have not yet identified all of the portfolio company investments we will acquire and we may have difficulty sourcing investment opportunities.

We have not yet identified all of the potential investments for our portfolio that we will acquire with the proceeds of this offering, and we cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all available capital successfully. Privately negotiated investments in loans and illiquid securities of private, middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our shares. The Adviser selects all of our investments, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities. Until such appropriate investment opportunities can be found, we may also invest the net proceeds in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of our targeted investment types. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested. To the extent we are unable to deploy all available capital, our investment income and, in turn, our results of operations, will likely be materially adversely affected. There is no assurance that we will be able to consummate investment transactions or that such transactions will be successful.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

●	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
●	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources and certain limitations on co-investment with affiliates under the 1940 Act. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because of regulatory or other considerations. Our ability to make follow-on investments may also be limited by the Adviser’s allocation policies and procedures.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

To the extent that we do not hold controlling equity interests in portfolio companies, we will have a limited ability to protect our position in such portfolio companies. We may also co-invest with third parties through partnerships, joint ventures or other entities. Such investments may involve risks in connection with such third-party involvement, including the possibility that a third-party co-investor may have economic or business interests or goals that are inconsistent with ours or may be in a position to take (or block) action in a manner contrary to our investment objective. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements.

We can offer no assurance that portfolio company management will be able to operate their companies in accordance with our expectations.

The day-to-day operations of each portfolio company in which we invest are the responsibility of that portfolio company’s management team. Although we are responsible for monitoring the performance of each investment and generally intend to invest in portfolio companies operated by strong management, we can offer no assurance that the existing management team, or any successor, will be able to operate any such portfolio company in accordance with our expectations. We can offer no assurance that a portfolio company will be successful in retaining key members of its management team, the loss of whom could have a material adverse effect on us. Although we generally intend to invest in companies with strong management teams and defensible market positions, we can offer no assurance that the existing management of such companies will continue to operate a company successfully.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and such portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies. Our portfolio companies may have, or be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event of and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us where we are junior creditor. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. Similarly, investments in “last out” pieces of tranched first lien loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same tranched first lien loan with respect to payment of principal, interest and other amounts. We can offer no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens or the “last out” pieces of the tranched first lien loans after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens or the “last out” pieces of unitranche loans, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. We can offer no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing any junior priority loans, including any “last out” pieces of tranched first lien loans, we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into (or the absence of an intercreditor agreement) with the holders of senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

●	the ability to cause the commencement of enforcement proceedings against the collateral;
●	the ability to control the conduct of such proceedings;
●	the approval of amendments to collateral documents;
●	releases of liens on the collateral; and
●	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights as junior lenders are adversely affected.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of inter-creditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

We may be subject to risks under hedging transactions and may become subject to risks if we invest in foreign securities.

We may invest in non-U.S. companies to the limited extent such investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle-market companies. Investing in securities of non-U.S. companies involves many risks including economic, social, political, financial, tax and security conditions, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. These factors could include changes in economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the non-U.S. company or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

We may engage in hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. Engaging in hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. Use of a hedging transaction could involve counterparty credit risk.

The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to (or be able to) establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by rules adopted by the Commodity Futures Trading Commission, or the CFTC.

We may not realize gains from our equity investments.

When we invest in unitranche, second lien and subordinated loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will seek to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may be subject to risks to the extent we provide managerial assistance to our portfolio companies.

To the extent we participate substantially in the conduct of the management of certain of our portfolio companies, such as designating directors to serve on the boards of directors of certain portfolio companies, such designation of representatives and other measures contemplated could expose our assets to claims by a portfolio company in which we invest, its security-holders and its creditors, including claims that we are a controlling person and thus are liable for securities laws violations of a portfolio company. These measures also could result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company, could result in claims against us if a designated director violates their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles, and could expose us to claims that we have interfered in management to the detriment of a portfolio company.

Risks Relating to this Offering and an Investment in our Common Stock

Prior to this offering, there has been no public market for shares of our Common Stock, and we cannot assure you that a market for shares of our Common Stock will develop or that the market price of shares of our Common Stock will not decline following the offering.

Our Common Stock has no history of public trading. We have applied to list our Common Stock on The New York Stock Exchange under the symbol “MSDL.” We cannot assure you that a trading market will develop for our Common Stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our Common Stock will trade. The offering price for our Common Stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value and our Common Stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our Common Stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of Common Stock purchased in the offering soon after the offering. In addition, if our Common Stock trades below its net asset value, we will generally not be able to sell additional shares of our Common Stock to the public at its market price without, among other things, the requisite stockholders approve such a sale.

The market price of our Common Stock may be volatile and may fluctuate significantly.

The market price and liquidity of the market for our Common Stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●	Significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
●	Price and volume fluctuations in the overall stock market from time to time;
●	The inclusion or exclusion of our Common Stock from certain indices;
●	Changes in the value of our portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;
●	Changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
●	Loss of RIC tax treatment or BDC status;
●	Distributions that exceed our net investment income and net income as reported according to the generally accepted accounting principles in the United States of America (“U.S. GAAP”);
●	Changes in earnings or variations in operating results;
●	Changes in accounting guidelines governing valuation of our investments;
●	Any shortfall in revenue or net income or any increase in losses from levels expected by investors;
●	Departure of our Adviser or certain of its key personnel;
●	Inability of the Adviser to employ additional experienced investment professionals;
●	General economic trends and other external factors;
●	Escalation of tensions and conflicts in Europe and elsewhere, including in Ukraine, and disruptions in local, regional, national and global markets and economies affected thereby, including the potential for volatility in energy prices and its impact on the industries in which we invest;
●	Elevating levels of inflation, and its impact on our portfolio companies and on the industries in which we invest;
●	The impact of supply chain constraints on our portfolio companies and the global economy;
●	Loss of a major funding source;
●	The impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; and

●	The economic and other impacts of disease outbreaks, pandemics, or any other serious public health concern, such as the Coronavirus pandemic, in the United States as well as worldwide.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make periodic distributions to our stockholders out of assets legally available for distribution. We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to- year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus.

Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. To the extent we make distributions to stockholders that include a return of capital, such portion of the distribution essentially constitutes a return of the stockholder’s investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our Common Stock. A return of capital distribution may cause a stockholder to recognize a capital gain from the sale of our Common Stock even if the stockholder sells its shares for less than the original purchase price.

Purchases of our Common Stock by us under the Company 10b5-1 Plan may result in the price of our Common Stock being higher than the price might otherwise exist in the open market.

On September 11, 2023, our Board of Directors approved the Company 10b5-1 Plan which we intend to enter into. Under the Company 10b5-1 Plan, Wells Fargo Securities, LLC, as agent for the Company, will acquire up to $100 million in the aggregate of our Common Stock during the period beginning 60 calendar days following the end of the “restricted period” under Regulation M and will terminate upon the earliest to occur of (i) 12-months from the commencement date of the Company 10b5-1 Plan, (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $100 million and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

The “restricted period” under Regulation M will end upon the closing of this offering and, therefore, the Common Stock repurchases/purchases described above shall not begin prior to 60 days after the closing of this offering. Under Regulation M, the restricted period could end at a later date if the underwriters were to exercise the over-allotment option to purchase shares of our Common Stock in excess of their short position at the time that they complete their initial distribution of shares of our Common Stock. In such event, the restricted period would not end until the excess securities were distributed by the underwriters or placed in their investment accounts. However, the underwriters have agreed to only exercise their over-allotment option to cover their actual short positions, if any. Therefore, the restricted period under Regulation M will end on the closing of this offering.

Whether purchases will be made under the Company 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our Common Stock or retarding a decline in the market price of the Common Stock, and, as a result, the price of our Common Stock may be higher than the price that otherwise might exist in the open market.

Purchases of our Common Stock by us under the Company 10b5-1 Plan may result in dilution to our net asset value per share.

The Company 10b5-1 Plan is intended to require Wells Fargo Securities, LLC, as our agent, to repurchase our Common Stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share, including any distributions declared). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our Common Stock declines, subject to volume restrictions.

Because purchases under the Company 10b5-1 Plan will be made beginning at any price below our most recently reported net asset value per share, if our net asset value per share as of the end of a quarter is lower than the net asset per share as of the end of the prior quarter, purchases under the Company 10b5-1 Plan during the period from the end of a quarter to the time of our earnings release announcing the new net asset value per share for that quarter may result in dilution to our net asset value per share. This dilution would occur because we would repurchase Common Stock under the Company 10b5-1 Plan at a price above the net asset value per share as of the end of the most recent quarter end, which would cause a proportionately smaller increase in our stockholders’ interest in our earnings and assets and their voting interest in us than the decrease in our assets resulting from such repurchase. As a result of any such dilution, our market price per share may decline. The actual dilutive effect will depend on the number of Common Stock that could be so repurchased, the price and the timing of any repurchases under the Company 10b5-1 Plan.

Investing in our Common Stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance. In addition, our Common Stock is intended for long-term investors who can accept the risks of investing primarily in illiquid loans and other debt or debt-like instruments and should not be treated as a trading vehicle.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from any offering of securities, to fund dividends (which may reduce the amount of capital we ultimately invest in assets).

Stockholders should understand that any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser of the Administrator are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from any securities offerings and the performance of our investments. There can be no assurance that we will achieve such performance in order to sustain these distributions or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

Sales of substantial amounts of our Common Stock in the public market may have an adverse effect on the market price of our Common Stock.

Upon completion of this offering, we will have       shares of Common Stock outstanding (or        shares of Common Stock if the underwriters’ option to purchase additional shares is fully exercised). The shares of Common Stock sold in the offering will be freely tradable without restriction or limitation under the Securities Act.

Each of MS Credit Partners Holdings and our directors, officers and members of the Investment Committee have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for a period of 365 days after the date of the prospectus. See “Shares Eligible for Future Sale.”

Certain other stockholders holding in the aggregate approximately 88.0% of the outstanding shares of Common Stock have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for 365 days after the date of this prospectus, provided, however that (i) 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be automatically released from the transfer restrictions at any time beginning 180 days after the date of the prospectus, (ii) an additional 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be automatically released from the transfer restrictions at any time beginning 270 days after the date of the prospectus, and (iii) the remaining 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be released from such transfer restrictions 365 days after the date of the prospectus.

Following this offering and the expiration of applicable lock-up periods with the underwriters for MS Credit Partners Holdings, directors, officers and stockholders of our outstanding shares of Common Stock, and subject to applicable securities laws, including Rule 144, sales of substantial amounts of our Common Stock, or the perception that such sales could occur, could adversely affect the prevailing market prices for our Common Stock. If these sales occur, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities, or the availability of securities for future sales, will have on the market price of our Common Stock prevailing from time to time.

Investors in this offering may experience immediate dilution upon the closing of the offering.

If you purchase shares of our Common Stock in this offering, you may experience immediate dilution if the price that you pay is greater than the pro forma net asset value per share of the Common Stock you acquire. Investors in this offering could pay a price per share of Common Stock that exceeds the tangible book value per share after the closing of the offering. Assuming an initial public offering price of $     per share (the mid-point of the estimated initial public offering price range as set forth on the cover of this prospectus), purchasers in this offering will experience immediate dilution of approximately $    per share. See “Dilution.”

Our stockholders may experience dilution in their ownership percentage.

Our stockholders do not have preemptive rights to purchase any shares of our Common Stock we issue in the future. To the extent that we issue additional equity interests at or below net asset value your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any future sales of Common Stock and the value of our investments, you may also experience dilution in the book value and fair value of your shares of Common Stock.

Under the 1940 Act, we generally are prohibited from issuing or selling shares of our Common Stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell shares of our Common Stock, or warrants, options, or rights to acquire shares of our Common Stock, at a price below the current net asset value of shares of our Common Stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing shares of our Common Stock or senior securities convertible into, or exchangeable for, shares of our Common Stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our DRIP.

We have an “opt out” DRIP pursuant to which all distributions declared will be automatically reinvested in shares of our Common Stock unless stockholders elect to receive their distributions in cash. As a result, our stockholders that do not participate in our DRIP will experience dilution in their ownership percentage of our Common Stock over time. See “Dividend Reinvestment Plan” for a description of our dividend policy and obligations.

Our stockholders may receive shares of our Common Stock as dividends, which could result in adverse tax consequences to them.

In order to satisfy the Annual Distribution Requirement applicable to RICs, we will have the ability to declare a large portion of a dividend in shares of our Common Stock instead of in cash. Revenue procedures issued by the Internal Revenue Service, or the IRS, allow a publicly offered regulated investment company (as defined above) to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements, if certain conditions are satisfied. As long as a portion of such dividend is paid in cash (which portion may be as low as 20% of such dividend) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of our Common Stock.

We may use proceeds of this offering in a way with which you may not agree.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Our ability to achieve our investment objectives may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay expenses rather than to make investments.

We may in the future determine to issue preferred stock, which could adversely affect the value of shares of Common Stock.

The issuance of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could make an investment in shares of Common Stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any distributions or other payments to holders of Common Stock, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into shares of Common Stock). In addition, under the 1940 Act, preferred stock would constitute a “senior security” for purposes of the 150% asset coverage test.

Our stockholders may be subject to filing requirements under the Exchange Act as a result of an investment in us.

Because our Common Stock is registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our Common Stock must be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. Although we will provide in our quarterly financial statements the amount of outstanding stock and the amount of the investor’s stock, the responsibility for determining the filing obligation and preparing the filing remains with the investor. In addition, owners of 10% or more of our Common Stock are subject to reporting obligations under Section 16(a) of the Exchange Act.

Our stockholders may be subject to the short-swing profits rules under the Exchange Act as a result of an investment in us.

Persons with the right to appoint a director or who hold 10% or more of a class of our shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the issuer profits from the purchase and sale of registered stock within a six-month period.

Sale of shares of our Common Stock by MS Credit Partners Holdings may negatively impact our performance and the price of our Common Stock.

MS Credit Partners Holdings, a wholly owned subsidiary of Morgan Stanley and an affiliate of our Adviser, has invested $200 million in our Common Stock pursuant to a capital commitment set forth in a subscription agreement. However, MS Credit Partners Holdings is not obligated to maintain its investment in the Company and MS Credit Partners Holdings may decide to dispose of its shares of our Common Stock, following the expiration of the applicable lock-up period. To the extent such disposition is permissible, sales of substantial amounts of our Common Stock, or the perception that such sales could occur, could adversely affect the prevailing market prices for our Common Stock. If these sales occur, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities, or the availability of securities for future sales, will have on the market price of our Common Stock prevailing from time to time. Morgan Stanley has no obligation, contractual or otherwise, to financially support us. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — MS Credit Partners Holdings Investment.”

General Risk Factors

We are operating in a period of capital markets volatility and economic uncertainty. The conditions have materially and adversely affected debt and equity capital markets in the United States, and any future volatility or instability in capital markets may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of volatility and instability for a variety of reasons. We are currently operating in a period of market volatility, as a result of, among other factors, elevated levels of inflation. Uncertainty remains as to the probability of, and length and depth of a global recession and the impact of actions taken by the Federal Reserve, foreign central banks and other U.S. and global governmental entities. Government spending, government policies, including recent increases in certain interest rates by the Federal Reserve and other global central banks, the failure of certain regional banks earlier this year and the potential for disruptions in the availability of credit in the United State and elsewhere, in conjunction with other factors have led and could continue to lead to a continued inflationary economic environment that could affect the Company’s portfolio companies, the Company’s financial condition and the Company’s results of operations. In addition to the factors described above, other factors described herein that may affect market, economic and geopolitical conditions, and thereby adversely affect the Company including, without limitation, economic slowdown in the United States and internationally, changes in interest rates and/or a lack of availability of credit in the United States and internationally, commodity price volatility and changes in law and/or regulation, and uncertainty regarding government and regulatory policy. The full impact of any such risks is uncertain and difficult to predict.

Capital markets volatility and instability have also occurred in the past and may occur in the future. For example, from 2008 to 2009, the global capital markets were unstable as evidenced by the lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and various foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. There have been more recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future. Furthermore, uncertainty between the United States and other countries with respect to trade policies, treaties and tariffs, among other factors, have caused volatility in the global markets, and we cannot assure you that these market conditions will not continue or worsen in the future. Terrorist acts, acts of war, natural disasters, or disease outbreaks, pandemics or other public health crises may cause periods of market instability and volatility and may disrupt the operations of us and our portfolio companies for extended periods of time. If similar adverse and volatile market conditions repeat in the future, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be particularly difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of Common Stock at a price less than the net asset value per share without first obtaining approval for such issuance from our stockholders and our Board of Directors, including all of our directors who are not “interested persons” of the Company, as defined in the 1940 Act.

Moreover, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time or worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could make it difficult for us to borrow money or to extend the maturity of or refinance any indebtedness we may have under similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if any, may be at a higher cost and on less favorable terms and conditions than would currently be available. If we are unable to raise or refinance debt, stockholders may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Given the periods of extreme volatility and dislocation in the capital markets from time to time, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on asset valuations and on the potential for liquidity events. While most of our investments will not be publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through to maturity). As a result, volatility in the capital markets can adversely affect the valuations of our investments. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

New or modified laws or regulations governing our or Morgan Stanley’s operations may adversely affect our business.

We and certain of our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the relevant government agencies charged with implementing those laws and regulations, and new laws, regulations and interpretations may also come into effect. For example, because a Morgan Stanley affiliate is acting as the Adviser and Morgan Stanley has a 5% or greater voting investment in us, we are subject to the certain federal banking and financial requirements, including the Bank Holding Company Act of 1956, as amended, or the BHCA, regulations of the Federal Reserve, and certain provisions of the Dodd-Frank Act. See “Regulation as a Business Development Company — Bank Holding Company Act and Dodd Frank and Volcker Rule Disclosure.” Because we are controlled by Morgan Stanley for purposes of the BHCA, we must generally comply with the investment and activity restrictions applicable to Morgan Stanley under the BHCA. Such restrictions may place certain limitations on our ability to engage in activities or make investments in companies. For instance, the BHCA permits a bank holding company, or BHC, as well as any non-bank affiliate of such BHC, to make investment representing less than 5% of any class of voting shares of another company so long as that investment is otherwise non-controlling under the BHCA. The BHCA also permits well-capitalized, well- managed BHCs that have elected to be treated as a FHC to engage in expanded “financial in nature” activities without prior approval of the Federal Reserve. Such financial in nature activities include bona fide merchant banking activities, so long as (i) the FHC holds its merchant banking investments only for a period of time sufficient to enable the sale or disposition thereof on a reasonable basis (generally no more than 10 years) and (ii) the FHC does not routinely manage or operate the companies in which it invests except as necessary or required to obtain a reasonable return on its investment. The BHCA does not, however, require Morgan Stanley to financially support us.

Similarly, the Volcker Rule generally restricts any banking entity (which includes Morgan Stanley and most affiliates of Morgan Stanley, including us as a BDC controlled by Morgan Stanley) from engaging in “proprietary trading” as well as from acquiring or retaining any “ownership interest” in a “covered fund”, in each case unless the investment or activity is conducted in accordance with an exclusion or exemption. The Volcker Rule also generally prohibits certain transactions between a banking entity and any of its affiliates, on the one hand, and a covered fund for which the banking entity or any of its affiliates serves, directly or indirectly, as the investment manager, investment adviser, or that the banking entity or any of its affiliates sponsors in connection with organizing and offering that fund (or with any other covered fund that is controlled by such fund, on the other hand. It is not certain how all aspects of the Volcker Rule will be interpreted and applied, or what the impact of the Volcker Rule will have on us. In addition, the restrictions and limitation on Morgan Stanley and us may change in the future as the Federal Reserve and other agencies consider whether and how to revise and apply the Volcker Rule. We believe that we may perform our activities and services without violation of applicable U.S. banking laws and regulations. However, it is possible that future changes or clarifications in the BHCA and Volcker Rule, as well as judicial or administrative decisions or interpretations of present of future laws or regulations, could restrict (or possibly prevent) our ability to continue to conduct our operations as currently contemplated. In such event, we, the Adviser and/or Morgan Stanley may agree to make certain amendments or changes to the extent necessary to permit the Adviser to continue to provide services to us, while enabling us to continue to achieve our purposes and objectives.

These regulations and any future legislative and regulatory proposals, as well as future interpretations of existing rules, that are directed at the financial services industry, including those that may be proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. Laws that apply to us, either now or in the future, are often highly complex and may include licensing requirements. The licensing process can be lengthy and can be expected to subject us to increased regulatory oversight. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines or limitations on the ability of the Company or the Adviser to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on us. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs and BDCs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities, or to comply with additional restrictions on our investments or capital structure, or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of the Adviser to other types of investments in which the Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. The Adviser currently acts pursuant to an exemption from registration as a commodity trading advisor with the CFTC. These requirements restrict the types of commodity investment strategies that the Adviser can pursue while remaining exempt, and if the Adviser were to seek other investment strategies that required it to register with the CFTC, that registration would increase their, and therefore our, costs. In addition, new legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

In addition, certain regulations applicable to debt securitizations implementing credit risk retention requirements in effect in both the United States and in Europe may adversely affect or prevent us from entering into any future securitization transaction. These risk retention rules may cause an increase in our cost of funds under or may prevent us from completing any future securitization transactions. The U.S. risk retention rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization subject to such rules, such as collateralized loan obligations, in the absence of an exemption, to retain an economic interest in the credit risk of the assets being securitized. If, and to the extent that, we engage in securitization transactions that require the retention of an economic interest, these rules would increase our financing costs in comparison to other types of financings and this increase in financing costs would ultimately be borne by our stockholders.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation.

While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Certain tax law changes have been enacted, including, among others, a minimum tax on book income and profits of certain multinational corporations. Such legislative changes, any other significant changes in economic or tax policy and/or government programs, as well as any future such changes could have a material adverse impact on us and on our investments.

Ongoing implementation of, or changes in, including changes in interpretation or enforcement of, laws and regulations could impose greater costs on us and on financial services companies and impact the value of assets we hold and our business, financial condition and results of operations. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could also adversely impact our business or the business of our portfolio companies. If we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

We are highly dependent on information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect the value of shares of our Common Stock and our ability to pay distributions.

The operations of the Company, the Adviser, the Administrator and any third-party service provider to any of the foregoing are susceptible to risks from cybersecurity attacks and incidents due to reliance on the secure processing, storage and transmission of confidential and other information in the relevant computer systems and networks. In particular, cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future.

These attacks could involve gaining unauthorized access to information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations. We, the Adviser and the Administrator must each continuously monitor and innovate our cybersecurity to protect our technology and data from corruption or unauthorized access. In addition, due to the use of third-party vendors, agents, exchanges, clearing houses and other financial institutions and service providers, we, the Adviser and the Administrator could be adversely impacted if any of us are subject to a successful cyber-attack or other breach of our information.

Furthermore, in recent years cybersecurity risks for financial institutions have significantly increased in part because of the proliferation of new technologies, the use of the internet, mobile telecommunications and cloud technologies to conduct financial transactions, and the increased sophistication and activities of organized crime, hackers, terrorists and other external extremist parties, including foreign state actors in some circumstances as a means to promote political ends. Global events and geopolitical instability may lead to increased nation state targeting of financial institutions in the U.S. and abroad. Any of these parties may also attempt to fraudulently induce employees, customers, clients, vendors, or other third parties or users of the Company, the Adviser, the Administrator and their affiliates’ systems to disclose sensitive information in order to gain access to such parties’ data or that of their employees or clients. Cybersecurity risks may also derive from human error, fraud or malice on the part of the Adviser or the Administrator and their affiliates’ employees or third parties, or may result from accidental technological failure.

Like other financial services firms, Morgan Stanley continues to be the subject of unauthorized access attacks, mishandling or misuse of information, computer viruses or malware, cyber attacks designed to obtain confidential information, destroy data, disrupt or degrade service, sabotage systems or cause other damage, denial of service attacks, data breaches, social engineering attacks and other events, and there can be no assurance that such unauthorized access, mishandling or misuse of information, or cyber incidents will not occur in the future, and they could occur more frequently and on a more significant scale. Given Morgan Stanley’s global footprint and the high volume of transactions it processes, the large number of clients, partners, vendors and counterparties with which it does business, and the increasing sophistication of cyber attacks, a cyber attack, information or security breaches could occur and persist for an extended period of time without detection.

Although we, the Adviser, the Administrator and Morgan Stanley have developed protocols, processes, internal controls and other protective measures to help mitigate cybersecurity risks and cyber intrusions, these measures, as well as our increased awareness of the nature and extent of the risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident. If any of the foregoing events occur, the confidential and other information of the Company, the Adviser, and the Administrator could be compromised. Such events could also cause interruptions or malfunctions in the operations of the Company, the Adviser or the Administrator, and in particular the Adviser’s investment activities on our behalf and the provision of administrative services to us by the Administrator. In addition, the Company, the Adviser, the Administrator or our portfolio companies could be required to make a significant investment to remedy the effects of any cybersecurity incident, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity, and other events that may affect their business and financial performance. The increased use of mobile and cloud technologies can heighten these and other operational risks.

We, the Adviser and the Administrator currently or in the future are expected to routinely transmit and receive personal, confidential and proprietary information by email and other electronic means. We, the Adviser and the Administrator have discussed and worked with clients, vendors, service providers, counterparties and other third parties to develop secure transmission capabilities and protect against cyber-attacks. However, we, the Adviser and the Administrator may not be able to ensure secure capabilities with all of our clients, vendors, service providers, counterparties and other third parties to protect the confidentiality of the information.

In addition, the systems and technology resources used by us, our Adviser, our Administrator and our and their respective affiliates could be strained by extended periods of remote working by our Adviser, our Administrator and their affiliate’s employees and such extended remote working could introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts.

Terrorist attacks, acts of war, natural disasters, outbreaks or pandemics, such as the Coronavirus pandemic, may impact our portfolio companies and our Adviser and harm our business, operating results and financial condition.

Terrorist acts, acts of war, natural disasters, disease outbreaks, pandemics or other similar events may disrupt our operations, as well as the operations of our portfolio companies and our Adviser. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including polio, swine flu, avian influenza, SARS, coronaviruses and the monkeypox virus.

The Israel-Hamas war and the conflict between Russia and Ukraine, and resulting market volatility, could also adversely affect the Company’s business, operating results, and financial condition. The extent and duration or escalation of such conflicts, resulting sanctions and resulting future market disruptions are impossible to predict, but could be significant. Any disruptions resulting from such conflicts and any future conflict (including cyberattacks, espionage or the use or threatened use of nuclear weapons) or resulting from actual or threatened responses to such actions could cause disruptions to any of our portfolio companies located in Europe or the Middle East or that have substantial business relationships with companies in affected regions. It is not possible to predict the duration or extent of longer-term consequences of these conflicts, which could include further sanctions, retaliatory and escalating measures, embargoes, regional instability, geopolitical shifts and adverse effects on or involving macroeconomic conditions, the energy sector, supply chains, inflation, security conditions, currency exchange rates and financial markets around the globe. Any such market disruptions could affect our portfolio companies’ operations and, as a result, could have a material adverse effect on our business, financial condition and results of operations.

Market volatility has had a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment continue to be impacted by such events. In addition to these and any future developments potentially having adverse consequences for certain portfolio companies and other issuers in or through which we may invest and the value of our investments therein, the operations of the Adviser (including those relating to us) have been, and could continue to be, adversely impacted. Any of the foregoing events could materially and adversely affect our ability to source, manage and divest our investments and our ability to fulfill our investment objectives. Similar consequences could arise with respect to other comparable infectious diseases.

The extent to which the Coronavirus and/or other disease outbreaks or health pandemics may negatively affect our and our portfolio companies’ operating results, or the duration of any potential business or supply- chain disruption, is uncertain. These potential impacts, while uncertain, could adversely affect our operating results and the operating results of the portfolio companies in which we invest. There is a risk that any future disease outbreaks or health pandemics (including a recurrence of the Coronavirus) would impact our ability to achieve our investment objectives. Further, if a future pandemic occurs during a period when our investments are maturing, we may not be able to realize our investments within the Company’s term, or at all. In addition, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could weaken the domestic/global economies and create additional uncertainties, which may negatively impact our portfolio companies and, in turn, could have a material adverse impact on our business, operating results and financial condition.

We may be the target of litigation.

We may be the target of securities litigation in the future, particularly if the value of shares of our Common Stock fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the number and size of investments we originate or acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of our performance in future periods.

We are an “emerging growth company,” and we do not know if such status will make our shares less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act until the earliest of:

●	The last day of the fiscal year ending after the fifth anniversary of any initial public offering of our shares of Common Stock;
●	The year in which our total annual gross revenues first exceed $1.235 billion;
●	The date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and
●	The last day of a fiscal year in which we (1) have an aggregate worldwide market value of our shares of our Common Stock held by non-affiliates of $700 million or more, computed at the end of the last business day of the second fiscal quarter in such fiscal year and (2) have been a reporting company under the Exchange Act for at least one year (and filed at least one annual report under the Exchange Act).

As an “emerging growth company, we may take advantage of certain reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider shares of our Common Stock less attractive. If some investors find our shares of Common Stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile. For example, while we are an emerging growth company and/or a non-accelerated filer within the meaning of the Exchange Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act of 2002, or the Sarbanes- Oxley Act, requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act would adversely affect us and the value of our Common Stock.

We are required to comply with certain requirements of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC but will not have to comply with certain requirements until we cease to be an “emerging growth company.” Because shares of our Common Stock are registered under the Exchange Act, we are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC, and our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses that may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We do not know when our evaluation, testing and remediation actions will be completed or its impact on our operations. In addition, we may be unable to ensure that the process is effective or that our internal control over financial reporting is or will be effective. In the event that we are unable to come into and maintain compliance with the Sarbanes- Oxley Act and related rules, we and the value of our securities would be adversely affected.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our Common Stock.

We will not be required to comply with all of the requirements under Section 404 of the Sarbanes- Oxley Act until we have been subject to the reporting requirements of the Exchange Act for a specified period of time or the date we are no longer an emerging growth company under the JOBS Act.

Our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting until the date we are no longer an emerging growth company under the JOBS Act. Because we do not currently have comprehensive documentation of our internal control and have not yet tested our internal control in accordance with Section 404 of the Sarbanes-Oxley Act, we cannot conclude, as required by Section 404, that we do not have a material weakness in our internal control or a combination of significant deficiencies that could result in the conclusion that we have a material weakness in our internal control. If we are not able to implement the applicable requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us.

Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

POTENTIAL CONFLICTS OF INTEREST

Introduction

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of our stockholders, notwithstanding Morgan Stanley’s participation as one of our investors. Investors should be aware that potential and actual conflicts of interest between Morgan Stanley or any Affiliated Investment Account, on the one hand, and us, on the other hand, may exist and others may arise in connection with our operation. Morgan Stanley’s employees may also have interests separate from those of Morgan Stanley and us. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of the Company’s stockholders, and, in fact, they may not be.

Our vendors and service providers may charge higher fee rates or otherwise contract on terms that are different to those offered to Morgan Stanley or other Morgan Stanley products.

Material Nonpublic Information

It is expected that confidential or material nonpublic information regarding a portfolio company or potential investment opportunity may become available to Morgan Stanley. If such information becomes available to Morgan Stanley, we may be precluded by trading restrictions in order to comply with applicable law, regulatory restrictions or internal policies or procedures, including without limitation joint transaction restrictions pursuant to the 1940 Act from pursuing an investment or exit opportunity with respect to such portfolio company or investment opportunity. The Adviser and/or Morgan Stanley may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict the Adviser’s ability to trade in or make certain investments on our behalf. In addition, Morgan Stanley may be precluded from disclosing such information to the Investment Team, even in circumstances in which the information would benefit us if disclosed. Therefore, the Adviser may not be provided access to material nonpublic information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by us, and we may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment Team and of the Investment Committee may be recused from certain investment-related discussions, including Investment Committee meetings, so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to us. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Company’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Company will be able to source any investments from any one or more parts of the Morgan Stanley network.

Investments by Morgan Stanley and Its Affiliated Investment Accounts

Morgan Stanley has advised, and may advise, clients and has sponsored, managed or advised the Affiliated Investment Accounts with a wide variety of investment objectives that in some instances may overlap or conflict with the investment objectives of the Company and present conflicts of interest, including without limitation, the MS BDCs, whose investment objectives overlap with those of the Company. In addition, Morgan Stanley routinely makes equity and debt investments in connection with its global business and operations. MS Private Credit may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Company for investment opportunities or overlap in terms of investment strategy and may present similar conflicts of interest. Morgan Stanley and/or some of its Affiliated Investment Accounts have routinely made, and will continue to make, investments that fall within the investment objectives of the Company. Certain members of the Investment Team and the Investment Committee may make investment decisions on behalf of Affiliated Investment Accounts, including Affiliated Investment Accounts with investment objectives that overlap with those of the Company.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities in North America, Europe and elsewhere. Morgan Stanley and, to the extent consistent with applicable law and/or exemptive relief, its Affiliated Investment Accounts will be permitted to invest in investment opportunities without making such opportunities available to us beforehand. Subject to the requirements of any applicable exemptive relief, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within our investment objectives. We may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. Certain of these Affiliated Investment Accounts may provide for higher management fees or incentive fees or have greater expense reimbursements or overhead allocations, or permit the Adviser and its affiliates to receive higher origination and other transaction fees, which may create an incentive for the Adviser to favor such Affiliated Investment Accounts. All of the foregoing may reduce the number of investment opportunities available to the Company and may create conflicts of interest in allocating investment opportunities among the Company, itself and the Affiliated Investment Accounts, including the MS BDCs.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all applicable clients of the Adviser, including the Company, fair access to new private credit investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, the fiduciary duties of the Adviser, and to meet the conditions set in the exemptive order granted by the SEC. The exemptive order allows certain of the Adviser’s clients to participate in negotiated co-investment transactions, subject to the conditions set forth therein as described under “Co-Investment Transactions” below. Each applicable client of the Adviser that is subject to the allocation policies and procedures, including the Company, is assigned a portfolio manager by the Adviser. The portfolio managers review potential investment opportunities and will make an initial determination with respect to the allocation of each applicable opportunity taking into account various factors, including, but not limited to those described under “Co-Investment Transactions” below. The Adviser is empowered to take into account other considerations it deems appropriate to ensure a fair and equitable allocation of opportunities. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to our advantage. There can be no assurance that we will have an opportunity to participate in certain opportunities that fall within our investment objectives.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a portfolio company of the Company. Such investment could create a conflict between us, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio company. In addition, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with us. In certain cases, we may be unable to invest in attractive opportunities because of the investment by these Affiliated Investment Accounts in such private equity or private credit funds.

It should be noted that Morgan Stanley has, directly or indirectly, made large investments in certain of its Affiliated Investment Accounts, including the MS BDCs, and accordingly Morgan Stanley’s investment in the Company may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

We rely on the exemptive order, which has been granted by the SEC to our Adviser and certain of its affiliates, to co-invest with other funds advised by our Adviser or its affiliates, including the MS BDCs and other private funds advised by the Adviser, in a manner consistent with our investment objective positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Co-Investment Transactions” below.

Our Adviser or its affiliates may engage in certain origination activities and receive arrangement, structuring or similar fees in connection with such activities. See “Risk Factors — Conflicts related to obligations the Investment Committee, the Adviser or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.” Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Co-Investment Transactions

Our Adviser has received the exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain Affiliated Investment Accounts advised and controlled by the Adviser, including the MS BDCs. Subject to the 1940 Act and the conditions of any such co-investment order issued by the SEC, we may, under certain circumstances, co-invest with certain Affiliated Investment Account advised by the Adviser in investments that are suitable for the Company and one or more of such Affiliated Investment Account. Even though the Company and any such Affiliated Investment Account co-invest in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment opportunities that generally fall within our investment objective and other Board- established criteria and those of one or more Affiliated Investment Accounts advised by the Adviser, whether focused on a debt strategy or otherwise, the Adviser will allocate such opportunities among us and such Affiliated Investment Accounts in a manner consistent with the exemptive order and our Adviser’s allocation policies and procedures, as discussed herein.

Investment opportunities for all other Affiliated Investment Accounts not advised by our Adviser or its affiliates as well as other Morgan Stanley business lines are allocated in accordance with their respective investment advisers’ and Morgan Stanley’s other allocation policies and procedures, Such policies and procedures may result in certain investment opportunities that are attractive to us being allocated to other funds, accounts or Morgan Stanley business lines that are not advised by our Adviser.

With respect to co-investment transactions conducted under the exemptive order, initial internal allocations among us and certain other Affiliated Investment Accounts advised by our Adviser that are party to the exemptive order, or the Internal Order, will generally be made taking into account a variety of factors which may include factors not limited to: investment guidelines, goals or restrictions of the applicable Affiliated Investment Accounts, capacity and execution capability of the vehicle (i.e. availability of capital), existing allocations to issuers, industry and geographical concentrations, diversification requirements and objectives, leverage covenants or restrictions, tax considerations, desired position sizes, legal or regulatory considerations, investment horizon/life cycle, liquidity requirements, risk concentration limits (if any), prohibitions or restrictions on “joint transactions” for entities regulated under the 1940 Act, compliance with co-investment order conditions pursuant to the exemptive order and other applicable guidance and relief, as applicable. If we invest in a transaction under the exemptive order and, immediately before the submission of the order for us and the other participating Affiliated Investment Accounts, the opportunity is oversubscribed, it will generally be allocated on a pro rata basis based on Internal Order’s size. Final allocations are approved by an allocation committee comprised of senior management. Our Board of Directors regularly reviews the allocation policies and procedures and code of ethics of the Adviser.

To the extent consistent with applicable law and/or any exemptive relief applicable to us and/or the Adviser, in addition to such co-investments, the Company and Morgan Stanley or an Affiliated Investment Account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent we hold investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by Morgan Stanley or an Affiliated Investment Account, the Adviser and Morgan Stanley may be presented with decisions when the interests of the two co-investors are in conflict. In circumstances where there is a portfolio company in which we have an equity or debt investment and in which Morgan Stanley or an Affiliated Investment Account has an equity or senior debt investment elsewhere in the portfolio company’s capital structure, Morgan Stanley may have conflicting loyalties between its duties to its stockholders, the Affiliated Investment Account, the Company, certain of its other affiliates and the portfolio company. In that regard, actions may be taken for Morgan Stanley or such Affiliated Investment Account that are adverse to us, or actions may or may not be taken by us due to Morgan Stanley’s or such Affiliated Investment Account’s investment, which action or failure to act may be adverse to us. In addition, it is possible that in a bankruptcy proceeding, our interest may be subordinated or otherwise adversely affected by virtue of Morgan Stanley’s or such Affiliated Investment Account’s involvement and actions relating to its investment. Decisions about what action should be taken in a troubled situation, including whether to enforce claims, whether to advocate or initiate restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring, raise conflicts of interest. If a portfolio company becomes troubled, we might arguably be best served by a liquidation that would result in its debt being paid, but leave nothing for Morgan Stanley or such Affiliated Investment Accounts. In those circumstances where the Company and Morgan Stanley or such Affiliated Investment Accounts hold investments in different classes of a company’s debt or equity, Morgan Stanley may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between the Company and Morgan Stanley or such Affiliated Investment Accounts, including causing the Company to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security-holders), (B) divesting investments or (C) otherwise taking an action designed to reduce adversity. A similar standard generally will apply if Morgan Stanley or such Affiliated Investment Accounts make an investment in a company or asset in which we hold an investment in a different class of such company’s debt or equity securities or such asset.

Morgan Stanley Trading and Principal Investing Activities

Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for our holdings, although these activities could have an adverse impact on the value of one or more of our investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to ours.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to us. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing, and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting, or creditor rights, or management or other control with respect to securities or loans of portfolio companies or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not our interests.

Subject to the limitations of applicable law and the conditions of the exemptive order, we may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities

Morgan Stanley advises clients on a variety of mergers, acquisitions, go private, hedging and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with us, with respect to investments in portfolio companies in which we may invest. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by us. Morgan Stanley may give advice and provide recommendations to persons competing with us and/or any of our portfolio companies that are contrary to our best interests and/or the best interests of our portfolio companies.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing, lending or hedging assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit our ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between our best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand. From time to time, Morgan Stanley’s investment banking professionals may introduce a client to us that requires financing to complete an acquisition transaction and may receive a finder’s fee to the extent permitted by applicable law.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on our behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-à-vis our investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

Our portfolio companies may engage Morgan Stanley to perform investment banking services, including advice on valuing, structuring, negotiating and arranging financing for certain transactions, and Morgan Stanley may also earn fees in connection with unconsummated transactions. In such situations, Morgan Stanley will generally receive fees based on the prevailing market rates for such services upon the consummation of the investment banking transaction for which it was retained.

Morgan Stanley will not share these fees with us. Morgan Stanley may also make interest-bearing loans to us and our portfolio companies and may act as agent in connection with the placement or syndication of our respective indebtedness.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which we invest, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services.

Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with us or the investors, and the management fees payable by or on our behalf and the behalf of the investors will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. We may be precluded from participating in a loan to the company being sold under these circumstances.

Morgan Stanley’s Investment Management Activities

Morgan Stanley conducts a variety of investment management activities, including sponsoring investment funds that are registered under the 1940 Act and subject to its rules and regulations. Such activities also include managing assets of pension funds that are subject to federal pension law and its regulations. Such activities are generally restricted to investments in publicly traded securities and may present conflicts if we pursue an investment in, or if one of our portfolio companies seeks to acquire or merge with, a public company in which Morgan Stanley’s investment management clients and investment companies have previously invested.

Morgan Stanley’s Marketing Activities

Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of alternative structured products and other securities in which we may invest, including, without limitation, royalty-backed bonds and royalty sales, tax receivable agreements, index dividend swaps, synthetic performing loan securitizations, collateralized loan obligations and commercial mortgage-backed securities. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 57(a) thereof, we may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with us. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which we have an investment may be adverse to our best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in our best interests.

Without limiting the generality of the foregoing, in light of our investment strategy, it is anticipated that a portion of our investments will be sourced from various Morgan Stanley business units, including in particular, but without limitation, the IS division, which includes Investment Banking, Sales & Trading, and Global Capital Markets. To the extent permitted by the 1940 Act, IS may serve as a broker to both the counterparty and us. There can be no assurance that we will be able to source investments from other businesses within Morgan Stanley.

Commodities and Global-Structured Products

Morgan Stanley’s commodities business will not be required to offer any investment opportunity to us. This business includes or may include in the future (but is not limited to) the ownership (whether directly or indirectly, in whole or in part), financing, hedging, trading, production, storage and delivery of various types of commodities and commodity-related products and commodity-related assets, including, without limitation, energy (power and capacity), coal, emissions, oil and its byproducts, natural gas, metals and minerals, agricultural products, wind-powered energy, renewables, biodiesels, shipping, transmission, port and storage facilities, conversion facilities or any associated land or other facilities and generation.

Morgan Stanley’s global-structured products business will not be required to offer any investment opportunity to us. This business is a joint venture among Morgan Stanley’s investment banking, fixed income and consolidated equities divisions that pursues structured tax-advantaged transactions primarily on behalf of Morgan Stanley.

Client Relationships

Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and us, the investors or the entities in which we invest, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to us.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on our behalf.

Principal Investments

To the extent permitted by applicable law, there may be situations in which our interests in a portfolio company may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts advised by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of a large number of issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Conflicts with Portfolio Companies

Officers and employees of the Adviser or Morgan Stanley may serve as directors of certain portfolio companies and, in that capacity, will be required to make decisions that they consider to be in the best interest of the portfolio company. In certain circumstances, for example in situations involving bankruptcy or near insolvency of the portfolio company, actions that may be in the best interests of the portfolio company may not be in our best interests, and vice versa. In addition, the possibility exists that the companies with which one or more members of the Investment Team or other employees of Morgan Stanley are involved could engage in transactions that would be suitable for us, but in which we might be unable to invest. Accordingly, in these situations, there may be conflicts of interests between such person’s duties as an officer or employee of the Adviser or Morgan Stanley and such person’s duties as a director of the portfolio company.

Morgan Stanley may invest on behalf of itself and/or its Affiliated Investment Accounts in a portfolio company that is a competitor of one of our portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of our portfolio companies. In providing advice and recommendations to, or with respect to, such portfolio companies, and in dealing in their securities on behalf of itself or such Affiliated Investment Accounts, to the extent permitted by law, Morgan Stanley will not take into consideration our best interests or the best interests of our portfolio companies. Accordingly, such advice, recommendations and dealings may result in adverse consequences to us or our portfolio companies. In addition, in providing services to such portfolio companies, the Adviser may come into possession of information that it is prohibited from acting on (including on our behalf) even though such action would be in our best interests. See also “Material Nonpublic Information” above.

Transactions with Portfolio Companies of Affiliated Investment Accounts

Our portfolio entities may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, one of our portfolio entities may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include us) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Such fees and compensation received by portfolio companies of Affiliated Investment Accounts described above would not be shared with us.

Broken Deal and Other Expenses

The appropriate allocation of fees and expenses generated in connection with potential portfolio investments that are not consummated with an investment of our assets, including without limitation out-of-pocket fees associated with attorney fees and the fees of other professionals, will be determined based on the policies adopted by the Adviser and we are expected to bear our ratable share of such expenses.

Investments in Portfolio Investments of Other Funds

To the extent permitted by applicable law and/or the terms of the exemptive order, when we invest in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities.

Other funds that have been or may be advised by the Adviser or its affiliated advisers may invest in the companies or other entities in which we have made an investment. Under such circumstances, we and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of our respective investments). If the interests held by us are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by us.

Allocation of Expenses

Expenses may be incurred that are attributable to us and one or more other Affiliated Investment Accounts (including in connection with portfolio companies in which we, and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among us and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Temporary Investments

To more efficiently invest short-term cash balances held by us, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be affiliated with the Adviser to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser will receive asset-based fees in respect of our investment (which will reduce the net return realized by us).

Brokerage Activities

The Adviser may, in its discretion, subject to its determination in its discretion that such transactions are on arm’s-length terms, and subject to applicable law, choose to execute trades with Morgan Stanley acting as agent and charging a commission to us.

Restructuring Activities

Morgan Stanley may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these proceedings. From time to time, Morgan Stanley may serve on creditor or equity committees. These actions, for which Morgan Stanley may be compensated, may limit or preclude the flexibility that the Company may otherwise have to buy or sell securities issued by those companies, as well as certain other assets.

Other Affiliate Transactions

We may borrow money from multiple lenders, including Morgan Stanley, from time to time as permitted by applicable law. In addition, our portfolio companies also may participate as a counterparty with, or as a counterparty to, Morgan Stanley or an investment vehicle formed by it in connection with currency and interest rate hedging, derivatives (including swaps and forwards of all types), obtaining leverage and other transactions. The Adviser, which is responsible for pursuing our investment objectives, is under control of Morgan Stanley and may encounter conflicts where, for example, a decision regarding the acquisition, holding or disposition of an investment is considered attractive or advantageous for us yet poses a risk of economic loss to Morgan Stanley. If such conflicts arise, potential investors should be aware that, while the Adviser has a fiduciary duty to us, Morgan Stanley may act to protect its own interests to the extent permitted by applicable law ahead of our investment interests. Note that Morgan Stanley’s ability to serve as a lender to us or our portfolio companies or counterparty to our portfolio companies has been and is likely to be restricted by the Volcker Rule.

As of September 30, 2023, Mitsubishi UFJ Financial Group, or MUFG, owns an approximate 22.9% interest in Morgan Stanley on a fully diluted basis. Morgan Stanley and MUFG have agreed to pursue a global strategic alliance and have identified numerous areas of collaboration, including asset management, capital markets and corporate and retail banking. While we may transact business with MUFG and its affiliates to the extent permitted by applicable law, such transactions will be on an arm’s-length basis.

Management of the Company

The members of the Investment Team will generally devote such time as Morgan Stanley, in its sole discretion, deems necessary to carry out our operations effectively. The members of the Investment Team may also work on projects for Morgan Stanley (including the MS BDCs and other Affiliated Investment Accounts), and conflicts of interest may arise in allocating management time, services or functions among such affiliates. Certain members of the Investment Team, including senior members thereof, are not expected to be involved in each aspect of the Company, including in evaluating and reviewing certain types of investments made by us. Morgan Stanley (including the Adviser, members of the Investment Team and members of the Investment Committee) will not be precluded from conducting activities unrelated to us.

Relationship among the Company, the Adviser and the Investment Team

To the extent permitted by applicable law, we may engage in agency transactions involving Morgan Stanley, and principal cross transactions involving certain funds advised by Morgan Stanley as counterparty, in all cases subject to applicable law, including the 1940 Act, the Advisers Act and Dodd-Frank. These transactions may create a conflict of interest between the interests of the Adviser in assuring that we receive the best execution on all transactions and in limiting or reducing the fees paid by us, and its interest in generating profits and fees for Morgan Stanley.

The Investment Committee

The Investment Committee has principal responsibility for approving new investments and oversight over portfolio construction and management of existing investments. The Investment Committee is composed of senior members of the Investment Team and other Morgan Stanley investment professionals and executives. There is no assurance that all members of the Investment Committee will be present at every meeting of the Investment Committee, or otherwise involved in all decisions of the Investment Committee. Most of the members of the Investment Committee will be involved in business activities of Morgan Stanley other than activities with respect to the Company.

For example, the Investment Committee also serves the Adviser in its capacity as the investment adviser to the MS BDCs. Conflicts of interest may arise between Morgan Stanley or its clients, on the one hand, and us, on the other hand. Members of the Investment Committee may be affected by such conflicts of interest as a result of their other activities for Morgan Stanley. One or more members of the Investment Committee may recuse themselves from attendance at one or more meetings of the Investment Committee or from participation in certain of its activities, with a view to mitigating actual or potential conflicts of interest, even where such individual has relevant knowledge or experience with respect to the matters under consideration that would have assisted the Investment Committee in making its decisions. Also, a member of the Investment Committee may be precluded from attending, or may decide not to attend, meetings of the Investment Committee as a result of regulatory or other requirements affecting such individual. To the extent that one or more members of the Investment Committee does not participate in the meetings or activities of the Investment Committee for any reason, this may result in the Investment Committee making different decisions than those that it would have made had such member(s) participated (including, without limitation, investment decisions), which may have adverse consequences for us. Conversely, a member of the Investment Committee may, to the extent permitted by Morgan Stanley’s internal policies and applicable law, attend and participate in meetings of the Investment Committee notwithstanding that such individual is affected by conflicts of interest as contemplated in this paragraph. In such a case, the Investment Committee may reach different conclusions with respect to matters affecting us (including without limitation investment decisions) than it would have reached had such member either not been affected by such conflict of interest, or had recused himself or herself from participating in such decision, which may have adverse consequences for us. Furthermore, the Adviser may change the composition of the Investment Committee from time to time. There can be no assurance that any replacement members of the Investment Committee will be of comparable experience and seniority to current members of the Investment Committee.

Company Creditworthiness

We will be required to establish business relationships with counterparties based on our own credit standing. Morgan Stanley will not have any obligation to allow its credit to be used in connection with our establishment of our business relationships, nor is it expected that our counterparties will rely on the credit of Morgan Stanley in evaluating our creditworthiness.

Disparate Fee Arrangements with Service Providers

Certain of our advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, agents, attorneys, consultants and investment or commercial banking firms) and our portfolio entities also provide goods or services to or have business, personal, political, financial or other relationships with Morgan Stanley, the Adviser or their affiliates. Such advisors and other service providers may be investors in us, former employees of Morgan Stanley, affiliates of the Adviser, sources of investment opportunities or co-investors or counterparties therewith. Morgan Stanley may receive discounts from such advisors and other service providers due to certain economies of scale. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to us. In certain circumstances, advisors and other service providers, or their affiliates, charge different rates or have different arrangements for services provided to Morgan Stanley, the Adviser or their affiliates as compared to services provided to us and our portfolio entities, which may result in more favorable rates or arrangements than those payable by us or such portfolio entities. In connection with the engagement of any such service provider (including accountants), it is likely that we, the Adviser and our respective affiliates will need to acknowledge that to the fullest extent permitted by law, such service provider does not represent or owe any duty to any investor or to the investors as a group in connection with such retention.

Morgan Stanley Policies and Procedures

Specified policies and procedures implemented by Morgan Stanley reasonably designed to mitigate potential conflicts of interest and address certain legal and regulatory requirements including money laundering and corruption-related requirements and reflecting the increasing relevance of environmental, social and corporate governance issues (including adoption of an environmental policy statement and a statement on human rights), contractual restrictions and/or reputation-driven concerns may limit the Adviser’s ability to pursue certain investment opportunities and reduce the synergies across Morgan Stanley’s various businesses that we expect to draw on for purposes of pursuing attractive investment opportunities. Because Morgan Stanley has many different principal, asset management and advisory businesses, it is subject to a number of actual, potential and perceived conflicts of interest, greater regulatory oversight and more legal, regulatory and contractual restrictions than those to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Morgan Stanley has implemented certain policies and procedures (e.g., information walls) and established a global conflicts management office to review conflicts and potential conflicts between various Morgan Stanley businesses, and these may reduce the positive synergies that we expect to utilize for purposes of finding, managing and disposing of attractive investments. For example, Morgan Stanley may come into possession of material non-public information with respect to entities in which we may be considering making an investment. As a consequence, that information, which could be of benefit to us, might become unavailable to us; in some instances, the investment opportunities may no longer be made available to us.

Morgan Stanley has implemented a number of policies impacting us and the Adviser aimed at mitigating franchise risk, preventing money laundering and corruption, and reflecting the increasing relevance of environmental, social and corporate governance issues (including adoption of an environmental policy statement and a statement on human rights).

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and you should not place undue reliance on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions and our assumptions. For the avoidance of doubt, we are not a subsidiary of, or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — MS Credit Partners Holdings Investment.” Morgan Stanley has no history of financially supporting any of the MS BDCs, even during periods of financial distress. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “potential,” “predicts,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

The following factors are among those that may cause actual results to differ materially from our forward- looking statements:

●	our future operating results;
●	our business prospects and the prospects of our portfolio companies;
●	risk associated with possible disruptions in our operations or the economy generally, including disruptions from the impact of global health events;
●	uncertainty and changes in the general interest rate environment, including as a result of recent rate increases by the Federal Reserve;
●	general economic, political and industry trends and other external factors, including uncertainty surrounding the financial and political stability of the United States and other countries;
●	the effect of an inflationary economic environment on our portfolio companies, our financial condition and our results of operations;
●	the impact of interruptions in the supply chain on our portfolio companies;
●	our contractual arrangements and relationships with third parties;
●	actual and potential conflicts of interest with our Adviser and its affiliates;
●	the dependence of our future success on the general economy and its effect on the industries in which we invest;
●	the ability of our portfolio companies to achieve their objectives;
●	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;
●	the use of borrowed money to finance a portion of our investments;
●	the adequacy of our financing sources and working capital;
●	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;
●	the ability of our Adviser and its affiliates to attract and retain highly talented professionals;
●	our ability to maintain our qualification as a BDC, and as a RIC under the Code;

●	the impact on our business of U.S. and international financial reform legislation, rules and regulations;
●	currency fluctuations, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars, could adversely affect the results of our investments in foreign companies;
●	the effect of changes in tax laws and regulations and interpretations thereof; and
●	the risks, uncertainties and other factors we identify under “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of the assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. This discussion contains forward-looking statements, which relate to future events or our future performance or financial condition and involves numerous risks and uncertainties, including, but not limited to, those described or identified in the section entitled “Risk Factors” in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus. We discuss in greater detail many of these risks and uncertainties in the section titled “Risk Factors” in this prospectus. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. Because we are an investment company, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of       shares of our Common Stock in this offering will be approximately $     (or approximately $         million if the underwriters exercise in full their option to purchase additional shares of our Common Stock), based on an offering price of $      per share (the mid-point of the estimated initial public offering price range as set forth on the cover of this prospectus), after deducting the underwriting discounts and commissions paid by us and including estimated offering expenses of approximately $       payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

We intend to use net proceeds from this offering to repay amounts outstanding under our BNP Funding Facility and/or Truist Credit Facility. For the three months ended September 30, 2023, amounts outstanding under the BNP Funding Facility and the Truist Credit Facility bore a weighted average interest rate of 7.77%and 7.26%, respectively. For the nine months ended September 30, 2023, amounts outstanding under the BNP Funding Facility and the Truist Credit Facility bore a weighted average interest rate of 7.34% and 6.91%, respectively. The BNP Funding Facility and the Truist Credit Facility mature in full on October 13, 2025 and January 31, 2028, respectively.

We will use any remaining proceeds to make investments in accordance with our investment objectives and strategies and for general corporate purposes. Through re-borrowing of the initial repayments under our BNP Funding Facility and/or Truist Credit Facility, we may use the net proceeds from this offering to make investments in accordance with our investment objectives and strategies described in this prospectus, to pay our operating expenses and other cash obligations, and for general corporate purposes.

Based on prevailing market conditions, we expect that it may take up to six months to invest any portion of the proceeds of this offering that we invest in investments in accordance with our investment objectives and strategies. We may reborrow under the credit facilities described above in order to make investments in accordance with our investment objectives and strategies and/or for general corporate purposes. The precise timing of such investments will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Until we are able to find such investment opportunities, we intend to invest primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment.

DISTRIBUTIONS

To the extent that we have income available, we intend to make quarterly distributions to our stockholders. We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC tax status, we intend to distribute at least 90% of our ICTI (which generally includes, among other items, net ordinary income and net short-term taxable gains) to our stockholders in respect of each taxable year and to distribute net capital gains (that is, net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions as well as satisfy other applicable requirements under the Code.

We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our Common Stock under our DRIP. Distributions paid in the form of additional shares of our Common Stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions and, for this purpose, investors receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, investors participating in our DRIP will not receive any corresponding cash with which to pay any such applicable taxes. If you hold shares of our Common Stock through a broker or financial intermediary, you may elect to receive distributions in cash by notifying your broker or financial intermediary of your election to receive distributions in cash in lieu of shares of our Common Stock.

Any distributions reinvested through the issuance of shares through our DRIP will increase our assets on which the management fee and the incentive fee are determined and paid to our Adviser. See “Dividend Reinvestment Plan.”

The following table summarizes our dividends declared and payable since January 1, 2021 through September 30, 2023:

					Total
			Amount		Distributions
Date Declared	Record Date	Payment Date	Per Share		(in thousands)
March 28, 2023	March 28, 2023	April 25, 2023	$0.50		$35,377
June 27, 2023	June 27, 2023	July 25, 2023	$0.57	(1)	$40,735
September 26, 2023	September 26, 2023	October 25, 2023	$0.60	(2)	$43,211
Total distributions for 2023			$1.67		$119,323
March 25, 2022	March 25, 2022	April 27, 2022	$0.48		$27,455
June 24, 2022	June 24, 2022	July 27, 2022	$0.47		$28,601
September 26, 2022	September 28, 2022	October 19, 2022	$0.47		$30,611
December 20, 2022	December 20, 2022	January 25, 2023	$0.50		$32,770
Total distributions for 2022			$1.92		$119,437
March 18, 2021	March 18, 2021	April 22, 2021	$0.45		$8,570
June 23, 2021	June 23, 2021	July 22, 2021	$0.49		$13,974
September 23, 2021	September 23, 2021	October 27, 2021	$0.56		$20,080
December 21, 2021	December 21, 2021	January 25, 2022	$0.57	(3)	$29,691
Total distributions for 2021			$2.07		$72,315
(1)	Includes a supplemental distribution of $0.07 per share.
(2)	Includes a supplemental distribution of $0.10.
(3)	Includes a special distribution of $0.11 per share.

The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our ICTI for the full fiscal year and distributions paid during the full year.

CAPITALIZATION

The following table sets forth our cash and capitalization as of September 30, 2023:

●	On an actual basis; and
●	On an as adjusted basis giving effect to (a) the sale of shares of our Common Stock in this offering (assuming no exercise of the underwriters’ option to purchase additional shares) at an assumed public offering price of $ per share (the mid-point of the estimated initial public offering price range as set forth on the cover of this prospectus) after deducting assumed underwriting discounts and commissions of $ million and the estimated offering expenses of approximately $ payable by us; and (b) the application of the proceeds of this offering as described under “Use of Proceeds.”

Dollar amounts are presented in thousands, except share data.

	As of September 30, 2023 (Unaudited)
	Actual	As Adjusted
Assets
Non-controlled/non-affiliated investments, at fair value (amortized cost of $3,158,601 at September 30, 2023)	$3,123,450
Cash	88,085
Deferred financing costs	15,253
Interest and dividend receivable from non-controlled/non-affiliated investments	26,178
Receivable for investments sold	22
Prepaid expenses and other assets	23,887
Total assets	3,276,875
Liabilities
Revolving Credit Facilities(1)	1,025,252
4.500% Notes due 2027 (net of unamortized debt issuance costs of $3,782 and unamortized original discount of $721 as of September 30, 2023)	420,497
7.550% Notes due 2025 (net of unamortized debt issuance costs of $2,370 as of September 30, 2023)	272,630
Payable to affiliates	702
Dividends payable	43,211
Management fees payable	1,938
Income based incentive fees payable	10,727
Capital call proceeds received in advance	7,332	—
Interest payable	8,933
Accrued expenses and other liabilities	4,181
Total liabilities	1,795,403
Net Assets
Common stock, par value $0.001 (100,000,000 shares authorized and 72,018,635 shares issued and outstanding as of September 30, 2023)	72
Paid-in capital in excess of par value	1,481,875
Subscribed but unissued shares	213,218	—
Subscriptions receivable	(213,218)	—
Net distributable earnings (accumulated losses)	(475)
Total net assets	$1,481,472
Total liabilities and net assets	$3,276,875
Net asset value per share	$20.57
(1)	Represents indebtedness under the Truist Credit Facility and the BNP Funding Facility.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share of our Common Stock and the pro forma net asset value per share of our Common Stock after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of Common Stock.

After giving effect to the sale of the shares of Common Stock to be sold in this offering at $      per share (the mid-point of the estimated initial public offering price range), and the deduction of estimated offering expenses, our as-adjusted net asset value as of      , 2023 would be approximately $      , or $      per share, representing an immediate dilution of $      per share, or    %, to shares sold in this offering. The following illustration assumes no exercise of the underwriters’ option to purchase additional shares. If the underwriters’ option to purchase additional shares is exercised in full, there would be an immediate dilution to the net asset value of $      per share, or    %, to the shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis (without exercise of the underwriters’ option to purchase additional shares):

Assumed initial public offering price per share	$	[ ]
, 2023 net asset value per share	$	[ ]
Increase attributable to this offering	$	[ ]
As-adjusted net asset value per share immediately after this offering	$	[ ]
Dilution per share to stockholders participating in this offering	$	[ ]

The following table sets forth information with respect to the shares prior to and following this offering:

	Shares		Total Consideration			Average Price
	Number	%	Amount		%	Per Share
Shares of Common Stock outstanding	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Shares of Common Stock to be sold in this offering	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Total		100%	$	[ ]	100%	$	[ ]

The as-adjusted net asset value upon completion of this offering is calculated as follows:

Numerator
Net asset value	$	[ ]
Assumed proceeds from this offering (after deduction of sales load and offering expenses payable by us)	$	[ ]
Net asset value upon completion of this offering	$	[ ]
Denominator
Shares of Common Stock outstanding		[ ]
Shares of Common Stock included in this offering		[ ]
Total shares outstanding upon completion of this offering		[ ]

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following analysis of our financial condition and results of operations in conjunction with “Financial Highlights” and the financial statements and the related notes to the financial statements appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. We have elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. We are externally managed by our Adviser, an indirect, wholly owned subsidiary of Morgan Stanley. MS Private Credit managed approximately $18.1 billion in committed capital10 as of December 1, 2023. We are not a subsidiary of, or consolidated, with Morgan Stanley.

As of September 30, 2023, we had an investment portfolio of $3.1 billion measured by fair value, and a net asset value of $1.5 billion. As of September 30, 2023, first lien debt represented 93.9%, second lien debt represented 4.3% and other securities, such as preferred and common equity, represented 1.8% of our investment portfolio as measured by fair value.

Our investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies backed by private equity sponsors. For the purposes of this registration statement, “middle-market companies” refers to companies that, in general, generate annual EBITDA in the range of approximately $15 million to $200 million, although not all of our portfolio companies will meet this criterion.

We invest primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of our investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. We generally expect our debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (such as SOFR).

We generate revenues primarily in the form of interest income from investments we hold. In addition, we generate income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and equity investments and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.

Pursuant to the exemptive order from the SEC, we are able to enter into certain negotiated co-investment transactions alongside certain Regulated Funds and Affiliated Funds (each as defined in the exemptive order) in a manner consistent with our investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the exemptive order. Pursuant to the exemptive order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our eligible directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

[10]

Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts managed by the MS Private Credit platform with exception for funds past their investment period, where committed capital is calculated as invested capital.

Key Components of our Results of Operations

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt available to middle-market companies, the general economic environment and the competitive environment for the type of investments we make.

Revenue

We generate revenue primarily in the form of interest income on debt investments we hold. In addition, we generate income from dividends or distributions of income on direct equity investments, capital gains on the sales of loans and equity securities and various loan origination and other fees. Our debt investments generally have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark such as SOFR. Interest on these debt investments is generally paid quarterly. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we may receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We may also generate revenue in the form of commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our Adviser pursuant to the Investment Advisory Agreement; (ii) costs and other expenses and our allocable portion of overhead incurred by our Administrator in performing its administrative obligations under the Administration Agreement; and (iii) other operating expenses as detailed below:

●	initial organization costs and offering costs incurred prior to the filing of our election to be regulated as a BDC (subject to the expense waiver described below)
●	costs associated with our initial private offering and with this initial public offering;
●	costs of any other offerings of our Common Stock, and other securities;
●	calculating individual asset values and our net asset value (including the cost and expenses of any third-party valuation services);
●	out of pocket expenses, including travel expenses, incurred by the Adviser, or members of its investment team or payable to third parties, performing due diligence on prospective portfolio companies and monitoring actual portfolio companies and, if necessary, enforcing our rights;
●	base management fee and any incentive fees payable under the Investment Advisory Agreement;
●	certain costs and expenses relating to distributions paid by us;
●	administration fees payable under the Administration Agreement and any sub-administration agreements, including related expenses;
●	debt service and other costs of borrowings or other financing arrangements;
●	the allocated costs incurred by the Adviser in providing managerial assistance to those portfolio companies that request it;
●	amounts payable to third parties relating to, or associated with, making or holding investments;

●	the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;
●	transfer agent and custodial fees;
●	costs of hedging;
●	commissions and other compensation payable to brokers or dealers;
●	any stock exchange listing fees and fees payable to rating agencies;
●	cost of effecting any sales and repurchases of our Common Stock and other securities;
●	federal and state registration fees;
●	U.S. federal, state and local taxes, including any excise taxes;
●	independent director fees and expenses;
●	costs of preparing consolidated financial statements and maintaining books and records, costs of preparing tax returns, costs of Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation or review of the foregoing;
●	the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings, and costs and expenses of preparation for the foregoing and related matters;
●	the costs of specialty and custom software for monitoring risk, compliance and overall investments;
●	any fidelity bond required by applicable law;
●	any necessary insurance premiums;
●	indemnification payments;
●	any extraordinary expenses (such as litigation or indemnification payments or amounts payable pursuant to any agreement to provide indemnification entered into by the Company);
●	direct fees and expenses associated with independent audits, agency, consulting and legal costs;
●	cost of winding up; and
●	all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under the Administration Agreement based upon our allocable portion of the compensation paid to our Chief Financial Officer and Chief Compliance Officer and reimbursing third-party expenses incurred by the Administrator in carrying out its administrative services including, but not limited to, the fees and expenses associated with performing compliance functions.

We reimburse the Administrator or its affiliates for amounts paid or costs borne that properly constitute Company expenses as set forth in the Administration Agreement or otherwise. We expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

Portfolio, Investment Activity and Results of Operations

As of September 30, 2023, we had investments in 165 portfolio companies across 29 industries. Based on fair value as of September 30, 2023, approximately 100% of our debt portfolio was invested in debt bearing a floating interest rate, which floating rate debt investments primarily are subject to interest rate floors for the applicable reference rate.

As of September 30, 2023, approximately 98.4% of our debt investments were in loans and other debt issued by middle-market companies backed by private equity sponsors, approximately 77.0% of which were loans and other debt in support of LBOs and acquisitions. In addition, as of September 30, 2023, our debt portfolio displayed the following characteristics, with exception of weighted average yield, as of the closing date of each of our investments11,12 unless otherwise noted:

Borrower Characteristics

●	Weighted average last 12-month EBITDA of approximately $145.7 million of our portfolio companies;
●	Weighted average net leverage through tranche of approximately 6.0x13;
●	Weighted average of approximately 44.0% loan to value of our portfolio companies[14];

Portfolio Characteristics as of September 30, 2023

●	Weighted average yield on debt investments, at amortized cost, of 12.0%[15];
●	Approximately 76.0% of debt investments with one or more financial covenants;
●	Approximately 6.2% of our gross investment commitments in our debt portfolio is in loans that the Investment Adviser believes may be subject to business cycle volatility;
●	No realized losses as a result of loan defaults and/or credit deterioration since inception to September 30, 2023;
●	Two investments in aggregate of $8.8 million, or approximately 0.3% of total investments at amortized cost on non-accrual; and
●	The average position size of our investments was approximately $18.6 million, or 0.6% of total fair value, and our top ten portfolio companies represented approximately 20.6% of total fair value.
[11]

Calculated as a percentage of gross commitments (funded and unfunded). Weighted average EBITDA, net leverage through the tranche that the Company is a lender and loan to value exclude recurring revenue investments, which are investments in portfolio companies in which the Company lends based on a multiple of recurring revenue generated by the portfolio company and not based on a multiple of EBITDA.

[12]

Amounts were derived from investment due diligence information provided by the portfolio company. Such amounts have not been independently estimated by us, and accordingly, we take no responsibility for such numbers and make no representation or warranty in respect of this information.

[13]	Net leverage is the ratio of total debt minus cash divided by EBITDA and taking into account leverage through the tranche that we are a lender, excluding revenue investments.
[14]	Calculated using total outstanding debt through the tranche that the Company is a lender divided by enterprise value from the private equity sponsor or market comparables.
[15]	Weighted average yield includes the effect of accretion of discounts and amortization of premiums and are based on interest rates as of September 30, 2023.

Our portfolio as of June 30, 2023 is presented below:

	As of September 30, 2023		% of Total Investments
$ in thousands	Cost	Fair Value	at Fair Value
First Lien Debt	$2,960,107	$2,933,870	93.9%
Second Lien Debt	$145,809	$134,712	4.3%
Other Securities	$52,685	$54,868	1.8%
Total	$3,158,601	$3,123,450	100.0%

Our investment activities for the nine months ended September 30, 2023 and September 30, 2022 are presented below (information presented herein is at amortized cost unless otherwise indicated):

	As of and For the Nine Months Ended
$ in thousands	September 30, 2023	September 30, 2022
New Investments Committed
Gross Principal Balance(1)	$389,329	$627,450
Less: Syndications	(5,101)	(69,477)
Net New Investments Committed	$384,228	$557,973
Investments, at Cost
Investments, beginning of period	$2,939,646	$2,373,435
New investments purchased	378,239	750,611
Net accretion of discount on investments	7,283	8,904
Payment-in-kind	3,539	1,529
Net realized gain (loss) on investments	127	556
Investments sold or repaid	(170,233)	(340,002)
Investments, end of period	$3,158,601	$2,795,033
Amount of investments funded, at principal
First lien debt investments	$378,502	$741,377
Second lien debt investments	8,588	16,034
Other securities(2)	1,712	4,808
Total	$388,802	$762,219
Amount of investments sold/fully repaid, at principal
First lien debt investments	$101,391	$287,994
Total	$101,391	$287,994
Weighted average yield on debt and income producing investments, at cost(3)	12.0%	9.6%
Weighted average yield on debt and income producing investments, at fair value(3)	12.1%	9.7%
Number of portfolio companies	165	139
Percentage of debt investments bearing a floating rate, at fair value	99.9%	100.0%
Percentage of debt investments bearing a fixed rate, at fair value	0.1%	0.0	%(4)
(1)	Includes new investment commitments, excluding sale/repayments and including new unfunded investment commitments.
(2)	Represents dollar amount of other securities funded.
(3)

Computed as (a) the annual stated spread, plus reference rate, as applicable, plus the annual accretion of discounts, as applicable, on debt securities divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented herein.

(4)	Amount rounds to 0.0%

As of December 31, 2022, we had investments in 150 portfolio companies across 30 industries. Based on fair value as of December 31, 2022, approximately 100% of our debt portfolio was invested in debt bearing a floating interest rate, which floating rate debt investments primarily are subject to interest rate floors. Approximately 99.4% of our debt portfolio at fair value had an interest rate floor for the applicable reference rate. Our weighted average total yield of investments in debt securities at amortized cost was

10.9%. Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2022.

As of December 31, 2021, we had investments in 98 portfolio companies across 27 industries. Based on fair value as of December 31, 2021, approximately 100% of our debt portfolio was invested in debt bearing a floating interest rate, which primarily are subject to interest rate floors. Approximately 99.3% of our debt portfolio at fair value had an interest rate floor for the applicable reference rate. The weighted average interest rate floor across our floating-rate portfolio was approximately 0.9% as of December 31, 2021. These floors allow us to mitigate (to a degree) any impact of spread widening on the valuation of our investments. As of December 31, 2021, our weighted average total yield of investments in debt securities at amortized cost was 7.2%. Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2021.

Our portfolio as of December 31, 2022 and December 31, 2021 is presented below:

	As of
	December 31, 2022			December 31, 2021
$ in thousands	Cost	Fair Value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$2,753,620	$2,694,111	93.8%	$2,213,332	$2,224,100	93.2%
Second Lien Debt	136,620	128,350	4.5	120,124	121,550	5.1
Other Securities	49,406	51,127	1.7	39,979	41,724	1.7
Total	$2,939,646	$2,873,588	100.0%	$2,373,435	$2,387,374	100.0%

Our investment activities for the years ended December 31, 2022 and December 31, 2021 are presented below (information presented herein is at amortized cost unless otherwise indicated):

	As of and For the Year Ended
$ in thousands	December 31, 2022	December 31, 2021
New Investments Committed/Purchased
Gross Principal Balance(1)	$809,313	$2,908,710
Less: Syndications	(69,477)	(422,061)
Net New Investments Committed/Purchased	$739,836	$2,486,649
Investments, at Cost
Investments, beginning of period	$2,373,435	$631,473
New investments purchased	945,209	2,113,463
Net accretion of discount on investments	11,418	10,133
Payment-in-kind	2,714	1,179
Net realized gain (loss) on investments	537	1,895
Investments sold or repaid	(393,667)	(384,708)
Investments, end of period	$2,939,646	$2,373,435
Amount of investments funded, at principal
First lien debt investments	$938,043	$2,002,574
Second lien debt investments	16,033	102,632
Other securities(2)	8,315	38,184
Total	$962,391	$2,143,390
Amount of investments sold/fully repaid, at principal
First lien debt investments	$207,907	$305,942
Second lien debt investments	—	36,250
Other securities(2)	—	3,347
Total	$207,907	$345,539
(1)	Includes new investment commitments, excluding sale/repayments and including new unfunded investment commitments.
(2)	Represents dollar amount of other securities funded.

	As of and For the Year Ended
$ in thousands	December 31, 2022	December 31, 2021
Weighted average yield on debt investments, at cost(3)	10.9%	7.2%
Weighted average yield on debt investments, at fair value(3)	11.2%	7.1%
Number of portfolio companies	150	98
Percentage of debt investments bearing a floating rate, at fair value	99.9%	99.9%
Percentage of debt investments bearing a fixed rate, at fair value	0.1%	0.1%
(3)

Computed as (a) the annual stated spread, plus reference rate, as applicable, plus the annual accretion of discounts, as applicable, on debt securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented herein.

As part of the monitoring process, our Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of our debt investments. Our Adviser has developed a classification system to group investments into four categories. The investments are evaluated regularly and assigned a category based on certain credit metrics. Our Adviser’s ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments. Please see below for a description of the four categories of the Adviser’s internal risk rating, or Internal Risk Rating, system:

Category 1 — In the opinion of our Adviser, investments in Category 1 involve the least amount of risk relative to our initial cost basis at the time of origination or acquisition. Category 1 investments performance is above our initial underwriting expectations and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company, or the likelihood of a potential exit.

Category 2 — In the opinion of our Adviser, investments in Category 2 involve a level of risk relative to our initial cost basis at the time of origination or acquisition. Category 2 investments are generally performing in line with our initial underwriting expectations and risk factors to ultimately recoup the cost of our principal investment are neutral to favorable. All new originated or acquired investments are initially included in Category 2.

Category 3 — In the opinion of our Adviser, investments in Category 3 indicate that the risk to our ability to recoup the initial cost basis at the time of origination or acquisition has increased materially since the origination or acquisition of the investment, such as declining financial performance and non-compliance with debt covenants; however, principal and interest payments are not more than 120 days past due.

Category 4 — In the opinion of our Adviser, investments in Category 4 involve a borrower performing substantially below expectations and indicate that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. For Category 4 investments, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis at the time of origination or acquisition upon exit.

The distribution of our portfolio on the Adviser’s Internal Risk Rating System as of September 30, 2023, December 31, 2022 and December 31, 2021 was as follows:

	September 30, 2023			December 31, 2022			December 31, 2021
$ in thousands	Fair Value	% of Portfolio	Number of Portfolio Companies	Fair Value	% of Portfolio	Number of Portfolio Companies	Fair Value	% of Portfolio	Number of Portfolio Companies
Risk rating 1	$—	—%	—	$—	—%	—	$44,355	1.9%	1
Risk rating 2	3,074,554	98.4	159	2,844,451	99.0	148	2,343,019	98.1	97
Risk rating 3	48,896	1.6	6	29,137	1.0	2	—	—	—
Risk rating 4	—	—	—	—	—	—	—	—	—
	$3,123,450	100.0%	165	$2,873,588	100.0%	150	$2,387,374	100.0%	98

Consolidated Results of Operations

We were formed on May 30, 2019 and commenced our investment operations on January 31, 2020. The following table represents our operating results for the three and nine months ended September 30, 2023 and September 30, 2022:

	For the Three Months Ended		For the Nine Months Ended
$ in thousands	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Total investment income	$94,451	$62,719	$266,984	$157,017
Less: Net expenses	43,877	28,905	124,393	67,279
Net investment income	50,574	33,814	142,591	89,738
Net change in unrealized appreciation (depreciation)	22,829	(24,390)	30,909	(61,869)
Net realized gain (loss)	5	18	127	556
Net increase (decrease) in net assets resulting from operations	$73,408	$9,442	$173,627	$28,425

The following table represents our operating results for the years ended December 31, 2022 and December 31, 2021:

	For the Year Ended
$ in thousands	December 31, 2022	December 31, 2021
Total investment income	$230,593	$119,816
Less: Net expenses	102,249	46,807
Net investment income	128,344	73,009
Less: Excise tax expense	334	80
Net investment income (loss) after taxes	128,010	72,929
Net change in unrealized appreciation (depreciation)	(80,005)	8,431
Net realized gain (loss)	537	1,895
Net increase (decrease) in net assets resulting from operations	$48,542	$83,255

Investment Income

Investment income was as follows:

	For the Three Months Ended		For the Nine Months Ended
$ in thousands	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Investment income:
Interest income	$90,977	$60,798	$259,267	$151,976
Payment-in-kind interest income	1,141	506	2,204	1,055
Dividend income	564	439	1,564	980
Other income	1,769	976	3,949	3,006
Total investment income	$94,451	$62,719	$266,984	$157,017

	For the Year Ended
	December 31, 2022	December 31, 2021
Investment income:
Interest income	$223,119	$108,277
Payment-in-kind interest income	1,626	1,021
Dividend income	1,488	409
Other income	4,360	10,109
Total investment income	$230,593	$119,816

Total investment income increased from $62.7 million for the three months ended September 30, 2022 to $94.5 million for the three months ended September 30, 2023 and from $157.0 million for the nine months ended September 30, 2022 to $267.0 million for the nine months ended September 30, 2023. The increase was primarily driven by our deployment of capital and rising SOFR rates of our floating-rate debt investments. The size of our investment portfolio at amortized cost increased from $2,795.0 million as of

September 30, 2022 to $3,158.6 million as of September 30, 2023. Weighted average asset yield of debt investments at cost increased from 9.6% at September 30, 2022 to 12.0% at September 30, 2023. The amortized cost of investments on non-accrual status as of September 30, 2023 and September 30, 2022 was $8.8 million and $1.8 million, respectively.

Interest income on our debt investments is dependent on the composition and credit quality of the portfolio. Generally, we expect the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of and for the periods then ended September 30, 2023 and September 30, 2022, we had two and one investments, respectively, that were on non-accrual status.

The increase in total investment income from $119.8 million for the year ended December 31, 2021 to $230.59 million for the year ended December 31, 2022 was primarily driven by our deployment of capital and invested balance of investments, partially offset against weighted average asset yield decrease. The size of our investment portfolio at fair value increased from $2,387.4 million as of December 31, 2021 to $2,873.6 million as of December 31, 2022. As of such dates, all our debt investments were income-producing.

Expenses

The Company is responsible for investment expenses, professional fees, and other general and administrative expenses related to the Company’s operations. Expenses were as follows for the three and nine months ended September 30, 2023 and September 30, 2022, respectively:

	For the Three Months Ended		For the Nine Months Ended
$ in thousands	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Expenses:
Interest expense and other financing expenses	$29,686	$18,601	$84,260	$42,731
Management fees	7,754	6,865	22,503	19,583
Income based incentive fees	10,727	7,173	30,246	18,517
Capital gains incentive fees	—	—	—	(2,441)
Professional fees	1,296	923	3,385	2,323
Directors’ fees	85	87	253	262
Administrative service fees	27	54	141	124
General and other expenses	118	351	483	828
Total expenses	49,693	34,054	141,271	81,927
Expense support	—	—	—	39
Management fees waiver	(5,816)	(5,149)	(16,878)	(14,687)
Net expenses	$43,877	$28,905	$124,393	$67,279

Expenses were as follows for the years ended December 31, 2022 and December 31, 2021, respectively:

	For The Year Ended
$ in thousands	December 31, 2022	December 31, 2021
Expenses:
Interest expense and other financing expenses	$67,182	$21,015
Management fees	26,715	13,860
Income based incentive fees	26,635	15,852
Capital gains incentive fees	(2,441)	1,809
Professional fees	3,206	2,440
Organization and offering costs	—	42
Directors’ fees	362	336
Administrative service fees	72	212
General and other expenses	510	1,538
Total expenses	122,241	57,104
Expense support	44	98
Management fees waiver	(20,036)	(10,395)
Net expenses	$102,249	$46,807
Excise tax expense	$334	$80

Interest Expense

Interest expense and other financing expenses, including unused commitment fees, amortization of debt issuance costs and deferred financing costs, were $29.7 million and $18.6 million for the three months ended September 30, 2023 and September 30, 2022, respectively. The increase was primarily due to higher average borrowings outstanding over time, increased reference rates and higher cost of unsecured debt issued. For the three months ended September 30, 2023 and September 30, 2022, average borrowings outstanding were $1,619.7 million and $1,490.6 million, respectively. The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the three months ended September 30, 2023 and September 30, 2022 were 6.64% and 4.37%, respectively.

Interest expense and other financing expenses, including unused commitment fees, amortization of debt issuance costs and deferred financing costs, were $84.3 million and $42.7 million for the nine months ended September 30, 2023 and September 30, 2022, respectively. The increases were primarily due to higher average borrowings outstanding over time, increased reference rates and higher cost of unsecured debt issued. For the nine months ended September 30, 2023 and September 30, 2022, average borrowings outstanding were $1,619.7 million and $1,399.9 million, respectively. The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the nine months ended September 30, 2023 and September 30, 2022 were 6.45% and 3.47%, respectively.

Interest and other financing expenses were $67.2 million for the year ended December 31, 2022 and $21.0 million for the year ended December 31, 2021. The increase was primarily driven by approximately $1,432.5 million of average borrowings at an average effective interest rate of 4.05% during the year ended December 31, 2022, as compared to approximately $796.3 million of average borrowings at an average effective interest rate of 2.12% during the year ended December 31, 2021.

Base Management Fee

The base management fees, net of waiver, were $1.9 million and $1.7 million for the three months ended September 30, 2023 and September 30, 2022, and $5.6 million and $4.9 million for the nine months ended September 30, 2023 and September 30, 2022, respectively. The increases were primarily due to an increase in average gross assets.

The base management fees, net of waiver, were $6.7 million and $3.5 million for the years ended December 31, 2022 and December 31, 2021, respectively. The increases were primarily due to an increase in average gross assets.

Incentive Fee

The incentive fee under the Original Investment Advisory Agreement consists of two parts: (1) income-based incentive fee and (2) capital gains incentive fee.

The income-based incentive fees were $10.7 million and $7.1 million for the three months ended September 30, 2023 and September 30, 2022, and $30.2 million and $18.5 million for the nine months ended September 30, 2023 and September 30, 2022, respectively. The increases were primarily due to an increase in pre-incentive fee net investment income. For the three and nine months ended September 30, 2023, there was $0.0 million and $0.0 million capital gains incentive fees accrued to the Adviser. For the three and nine months ended September 30, 2022, $0.0 million and $2.4 million of previously accrued capital gains incentive fees to the Adviser were reversed due to changes in unrealized depreciation on investments during the period.

The income-based incentive fee were $26.6 million and $15.9 million for the years ended December 31, 2022 and December 31, 2021, respectively. The increases was primarily due to an increase in pre-incentive fee net investment income. The capital gains incentive fees accrued was $1.8 million for the year ended December 31, 2021, as a result of realized gains on investments sold and net unrealized appreciation of investments held. For the year ended December 31, 2022, $2.4 million of previously accrued capital gains incentive fee were reversed due to net unrealized depreciation of investments.

Professional Fees, Administrative Service Fee and Other Expenses

Professional fees include legal, audit, tax, valuation and other professional fees incurred related to the management of our Company. Administrative service fees represents fees paid to the Administrator for our allocable portion of the cost of certain of our executive officers that perform duties for us. Other general and administrative expenses include insurance, filing, research, subscriptions and other costs.

For the three and nine months ended September 30, 2023, we incurred administrative service fee of $0.0 million and $0.1 million, professional fees of $1.3 million and $3.4 million, fees to Independent Directors of $0.1 million and $0.3 million, and other expenses of $0.1 million and $0.5 million.

For the three and nine months ended September 30, 2022, we incurred administrative service fee of $0.1 million and $0.1 million, professional fees of $0.9 million and $2.3 million, fees to Independent Directors of $0.1 million and $0.3 million, other expenses of $0.4 million and $0.8 million, and expense support recoupment of previously waived organization and offering costs by the Adviser of $0.0 million and $0.0 million, respectively.

For the year ended December 31, 2022, we incurred administrative service fee of $0.1 million, professional fees of $3.2 million, fees to Independent Directors of $0.4 million, other expenses of $0.5 million, and expense support recoupment of previously waived organization and offering costs by the Adviser of $0.0 million, respectively.

For the year ended December 31, 2021, we incurred administrative service fee of $0.2 million, professional fees of $2.4 million, fees to Independent Directors of $0.3 million, other expenses of $1.5 million, and expense support recoupment of previously waived organization and offering costs by the Investment Adviser of $0.1 million, respectively.

Income Taxes, Including Excise Taxes

We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our stockholders in each taxable year generally at least 90% of the sum of our ICTI, as defined by the Code (without regard to the deduction for dividends paid), and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our stockholders, which generally relieve us from corporate-level U.S. federal income taxes. We currently intend to make sufficient distributions each taxable year to satisfy the distribution requirements in order to avoid excise tax. For the three and nine months ended September 30, 2023 and September 30, 2022, we did not accrue any U.S. federal excise tax. For the year ended December 31, 2022 and December 31, 2021, we have accrued $0.3 million and $0.1 million of U.S. federal excise tax, respectively.

Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments

	For the Three Months Ended		For the Nine Months Ended
$ in thousands	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss):
Non-controlled/non-affiliated investments	$5	$18	$127	$556
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	22,829	(24,390)	30,909	(61,869)
Net realized and unrealized gains (losses)	$22,834	$(24,372)	$31,036	$(61,313)

	For The Year Ended
$ in thousands	December 31, 2022	December 31, 2021
Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss):
Non-controlled/non-affiliated investments	$537	$1,895
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(80,005)	8,431
Net realized and unrealized gains (losses)	$(79,468)	$10,326

For the three and nine months ended September 30, 2023, net realized gain (loss) on our investments was $0.0 million and $0.1 million, respectively, driven by the sale of debt and equity investments in our portfolio. For the three and nine months ended September 30, 2022, net realized gain on our investments was $0.0 million and $0.6 million, respectively, driven by the sale of debt and equity investments in our portfolio.

For the year ended December 31, 2022 and December 31, 2021, net realized gain on our investments was $0.5 million and $1.9 million, respectively, driven by the sale of debt and equity investments in our portfolio.

We determine the fair value of our portfolio investments quarterly and any changes in fair value are recorded as unrealized appreciation or depreciation. For the three and nine months ended September 30, 2023, net change in unrealized appreciation on our investments of $22.8 million and $30.9 million, respectively, was primarily driven by the net increases of valuations of our debt and equity investments as a result of the changes in spreads in the primary and secondary markets. For the three and nine months ended September 30, 2022, net change in unrealized depreciation on our investments of $24.4 million and $61.9 million, respectively, was primarily driven by the net decreases of valuations of our debt and equity investments in a widening credit spread environment and volatile markets.

For the year ended December 31, 2022, net change in unrealized depreciation on our investments of $80.0 million was primarily driven by the decreases of valuations of our debt and equity investments as a result of the volatile credit environment and spread widening in the primary and secondary markets. For the year ended December 31, 2021, net change in unrealized gain on our investments of $8.4 million was primarily driven by the increases of valuations of our debt and equity investments as a result of the tightening credit spread environment and generally strong portfolio company performance.

Financial Condition, Liquidity and Capital Resources

We generate cash from the net proceeds of offerings of our Common Stock, net borrowings from our Credit Facilities, and net proceeds of our unsecured debt issuances and through cash flows from operations, including investment sales and repayments as well as income earned on investments. Details of our Credit Facilities and unsecured debt issuance are described in “— Debt” below. We may from time to time enter into new credit facilities, increase the size of existing credit facilities or issue additional debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors.

As of September 30, 2023, we had approximately $88.1 million of cash, which taken together with our approximately $255.0 million and $438.5 million of availability under the BNP Funding Facility and the Truist Credit Facility (subject to borrowing base availability), respectively, we expect to be sufficient for our investing activities and sufficient to conduct our operations in the near term. As of September 30, 2023, we believed we had adequate financial resources to satisfy unfunded portfolio company commitments of $287.2 million.

Equity

On September 22, 2023, we issued a capital drawdown notice to stockholders relating to the sale of shares of Common Stock pursuant to subscription agreements in the amount of approximately $220.5 million. The sale of the shares of Common Stock closed on October 4, 2023. Following this capital call, we do not have any remaining undrawn capital commitments. We did not issue any other capital calls for the nine months ended September 30, 2023.

The total shares issued and proceeds received related to capital drawdowns delivered pursuant to subscription agreements for the nine months ended September 30, 2022 were as follows:

Share Issuance Date	Shares Issued	Amount (in millions)
May 16, 2022	3,548,132	$74.9 million
July 28, 2022	3,903,231	$79.8 million
Total	7,451,363	$154.7 million

During the year ended December 31, 2022, we received new capital commitments of approximately $45.6 million. As of December 31, 2022, we had received aggregate capital commitments of approximately $1,629.4 million.

For the year ended December 31, 2022, we made three capital calls and issued shares to our stockholders. The total shares issued and capital called pursuant to the subscription agreements for the year ended December 31, 2022 were as follows:

Share Issuance Date	Shares Issued	Amount (in millions)
May 16, 2022	3,548,132	$74.9
July 28, 2022	3,903,231	79.8
December 23, 2022	4,775,721	94.6
Total	12,227,084	$249.3

For the year ended December 31, 2021, we received proceeds from eight capital calls and issued shares to our stockholders. The total shares issued and proceeds received related to capital drawdowns delivered pursuant to the subscription agreements for the year ended December 31, 2021 were as follows:

Share Issuance Date	Shares Issued	Amount (in millions)
January 20, 2021	1,726,689	$35.0
March 12, 2021	2,171,816	45.0
April 12, 2021	5,326,877	110.0
May 26, 2021	4,036,582	85.0
July 16, 2021	7,161,130	149.9
October 15, 2021	7,806,514	164.0
November 12, 2021	8,182,294	174.0
December 29, 2021	4,748,891	99.6
Total	41,160,793	$862.5

Distributions and Dividend Reinvestment

The following tables summarize our distributions declared and payable for the nine months ended September 30, 2023 and September 30, 2022, respectively:

Date Declared	Record Date	Payment Date	Per Share Amount		Dividend Yield(1)	Total Amount (in thousands)
March 28, 2023	March 28, 2023	April 25, 2023	$0.50		10.3%	$35,377
June 27, 2023	June 27, 2023	July 25, 2023	0.57	(2)	11.5%	40,735
September 26, 2023	September 26, 2023	October 25, 2023	0.60	(3)	11.9%	43,211
Total Distributions			$1.67			$119,323

Date Declared	Record Date	Payment Date	Per Share Amount	Dividend Yield(1)	Total Amount (in thousands)
March 25, 2022	March 25, 2022	April 27, 2022	$0.48	9.3%	$27,455
June 24, 2022	June 24, 2022	July 27, 2022	0.47	9.3%	28,601
September 26, 2022	September 28, 2022	October 19, 2022	0.47	9.3%	30,611
Total Distributions			$1.42		$86,667
(1)

Dividend yield (annualized) is calculated by dividing the declared dividend by the weighted average of the net asset value at the beginning of the quarter, the capital called and dividend reinvested during the quarter and annualizing over 4 quarterly periods.

(2)

Includes a regular distribution to stockholders in the amount of $0.50 per share, representing an annualized distribution yield of approximately 10.1% and a supplemental distribution to the stockholders in the amount of $0.07 per share, representing an annualized distribution yield of approximately 1.4%.

(3)

Includes a regular distribution to stockholders in the amount of $0.50 per share, representing an annualized distribution yield of approximately 9.9% and a supplemental distribution to the stockholders in the amount of $0.10 per share, representing an annualized distribution yield of approximately 2.0%.

The following tables summarize our distributions declared and payable for the years ended December 31, 2022 and December 31, 2021, respectively:

Date Declared	Record Date	Payment Date	Per Share Amount	Dividend Yield(1)	Total Amount (in thousands)
March 25, 2022	March 25, 2022	April 27, 2022	$0.48	9.3%	$27,455
June 24, 2022	June 24, 2022	July 27, 2022	0.47	9.3%	28,601
September 26, 2022	September 28, 2022	October 19, 2022	0.47	9.3%	30,611
December 20, 2022	December 20, 2022	January 25, 2023	0.50	9.8%	32,770
Total Distributions			$1.92		$119,437

Date Declared	Record Date	Payment Date	Per Share Amount		Dividend Yield(1)	Total Amount (in thousands)
March 18, 2021	March 18, 2021	April 22, 2021	$0.45		10.1%	$8,570
June 23, 2021	June 23, 2021	July 22, 2021	0.49		10.7%	13,974
September 23, 2021	September 23, 2021	October 27, 2021	0.56		11.1%	20,080
December 21, 2021	December 21, 2021	January 25, 2022	0.57	(2)	11.9%	29,691
Total Distributions			$2.07			$72,315
(1)

Dividend yield (annualized) is calculated by dividing the declared dividend by the weighted average of the net asset value at the beginning of the quarter, the capital called and dividend reinvested during the quarter and annualizing over 4 quarterly periods.

(2)	Includes a special distribution of $0.11 per share for the year ended December 31, 2021.

We adopted an “opt out” DRIP, effective upon the completion of this offering. As a result, our stockholders who have not “opted out” of the DRIP will have their cash dividends or distributions automatically reinvested in additional shares of Common Stock, rather than receiving cash. Stockholders who receive distributions in the form of shares of Common Stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions; however, those stockholders will not receive cash with which to pay any applicable taxes.

The following tables summarize DRIP(1) shares issued and amounts for the nine months ended September 30, 2023 and September 30, 2022, respectively:

Payment Date	DRIP Shares Issued	DRIP Shares Value
January 25, 2023	445,235	$8,891
April 25, 2023	482,721	9,698
July 25, 2023	554,001	11,274
Total	1,481,957	$29,863

Payment Date	DRIP Shares Issued	DRIP Shares Value
January 25, 2022	358,891	$7,540
April 27, 2022	332,212	6,964
July 27, 2022	372,338	7,614
Total	1,063,441	$22,118
(1)	Prior to the completion of this offering, the Company has an “opt in” DRIP in effect, pursuant to which stockholders who elect to “opt in” to the DRIP have their cash dividends or distributions automatically reinvested in additional shares of Common Stock, rather than receiving cash.

The following tables summarize DRIP(1) shares issued and amounts for the years ended December 31, 2022 and December 31, 2021:

Payment Date	DRIP Shares Issued	DRIP Shares Value (in thousands)
January 25, 2022	358,891	$7,540
April 27, 2022	332,212	6,964
July 27, 2022	372,338	7,614
October 19, 2022	408,126	8,204
Total	1,471,567	$30,322

Payment Date	DRIP Shares Issued	DRIP Shares Value (in thousands)
January 27, 2021	121,484	$2,462
April 22, 2021	110,191	2,276
July 22, 2021	178,345	3,733
October 27, 2021	242,789	5,101
Total	652,809	$13,572
(1)

Prior to the completion of this offering, the Company has an “opt in” DRIP in effect, pursuant to which stockholders who elect to “opt in” to the DRIP have their cash dividends or distributions automatically reinvested in additional shares of Common Stock, rather than receiving cash.

Debt

Our outstanding debt obligations as of September 30, 2023, December 31, 2022 and December 31, 2021 were as follows:

	September 30, 2023			December 31, 2022			December 31, 2021
$ in thousands	Aggregate Principal Committed	Outstanding Principal	Unused Portion	Aggregate Principal Committed	Outstanding Principal	Unused Portion	Aggregate Principal Committed	Outstanding Principal	Unused Portion
CIBC Subscription Facility(1)	$—	$—	$—	$—	$—	$—	$400,000	$310,350	$89,650
BNP Funding Facility	600,000	345,000	255,000	600,000	400,000	200,000	600,000	463,500	136,500
Truist Credit Facility(2)(3)	1,120,000	680,252	438,498	975,000	432,254	538,521	975,000	476,000	499,000
2027 Notes(4)	425,000	425,000	—	425,000	425,000	—	—	—	—
2025 Notes(4)	275,000	275,000	—	275,000	275,000	—	—	—	—
Total	$2,420,000	$1,725,252	$693,498	$2,275,000	$1,532,254	$738,521	$1,975,000	$1,249,850	$725,150
(1)	The CIBC Subscription Facility matured on December 31, 2022 and was fully paid off.
(2)

As of September 30, 2023 and December 31, 2022, a letter of credit of $1,250 and $4,225, respectively, was outstanding, which reduced the unused availability under the Truist Credit Facility by the same amount. As of December 31, 2021, no letter of credit was outstanding.

(3)

Under the Truist Credit Facility, the Company may borrow in U.S. dollars or certain other permitted currencies. As of September 30, 2023 and December 31, 2022, the Company had borrowings denominated in Euros (EUR) of 238. As of December 31, 2021, the Company did not have any borrowings denominated in Euros (EUR) or other permitted currencies.

(4)

As of September 30, 2023, the carrying value of our 2027 Notes and 2025 Notes were presented on the Consolidated Statements of Assets and Liabilities net of unamortized debt issuance costs of $3,782 and $2,370, and unamortized original issuance discount of $721 and $0, respectively. As of December 31, 2022, the carrying value of our 2027 Notes and 2025 Notes were presented on the Consolidated Statements of Assets and Liabilities net of unamortized debt issuance costs of $4,622 and $3,277, and unamortized original issuance discount of $881 and $—, respectively.

Critical Accounting Estimates

The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies, including those relating to the valuation of our investment portfolio, are described below. The critical accounting estimates should be read in connection with “Risk Factors” in this registration statement.

Valuation

We conduct the valuation of assets at all times consistent with U.S. GAAP and the 1940 Act. Our Board of Directors, with the assistance of our Audit Committee, or the Audit Committee, determines the fair value of our assets, for assets with a daily public market, and for assets with no readily available public market, on at least a quarterly basis, in accordance with the terms of ASC 820. The Board of Directors has delegated to the Valuation Designee the responsibility of determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors. Our valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same-to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

Securities that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Valuation Designee or our Board of Directors, does not represent fair value, each is valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment but include comparable public market valuations, comparable precedent transaction valuations and discounted cash flow analyses. Debt investments are generally fair valued using discounted cash flow analyses technique. Expected cash flows are projected based on contractual terms and discounted back to the measurement date based on a discount rate. The discount rate is determined based upon an assessment of current and expected yields for similar investments and risk profiles. The process used to determine the applicable value is as follows:

1.

each portfolio company or investment is initially valued using a standardized template designed to approximate fair market value based on observable market inputs and updated credit statistics and unobservable inputs;

2.	preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of our Adviser’s senior management;
3.

our Board of Directors or Valuation Designee engages independent third-party valuation firms to provide positive assurance on a portion of our illiquid investments each quarter (such that each illiquid investment will be reviewed by an independent valuation firm at least once on a rolling twelve-month basis) including review of management’s preliminary valuation and conclusion of fair value;

4.

our Audit Committee reviews the assessments of the Valuation Designee and the independent third-party valuation firms and provide our Board of Directors with recommendations with respect to the fair value of each investment in our portfolio; and

5.

our Board of Directors discusses the valuation recommendations of our Audit Committee and determine the fair value of each investment in our portfolio in good faith based on the input of the Valuation Designee and, where applicable, the third-party valuation firms.

The fair value is generally determined based on the assessment of the following factors, as relevant:

●	the nature and realizable value of any collateral;
●	call features, put features and other relevant terms of debt;
●	the portfolio company’s leverage and ability to make payments;
●	the portfolio company’s public or “private letter” credit ratings;
●	the portfolio company’s actual and expected earnings and cash flow;
●	prevailing interest rates for like securities and expected volatility in future interest rates;
●	the markets in which the issuer does business and recent economic and/or market events; and
●	comparisons to publicly traded securities.

Investment performance data utilized will be the most recently available as of the measurement date which in many cases may reflect up to a one quarter lag in information.

Our Board of Directors is ultimately responsible for the determination, in good faith, of the fair value of our portfolio investments.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including valuation risk, market risk and interest rate risk.

Valuation Risk

We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of portfolio companies. During periods of market dislocation, we will seek to invest prudently in the secondary loan market to provide our investors better risk adjusted returns while adhering to our core investment tenants. Most of our investments will not have a readily available market price. To ensure accurate valuations, our investments are valued at fair value in good faith by our Board of Directors, based on, among other things, the input of the Adviser, including the Valuation Designee, our Audit Committee and independent third-party valuation firms engaged at the direction of our Board of Directors, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the investments we hold. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

Market Risk

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level, may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on a company’s investments and net asset value and can lead to increased market volatility. See “Risk Factors — General Risk Factors — We are operating in a period of capital markets volatility and economic uncertainty. The conditions have materially and adversely affected debt and equity capital markets in the United States, and any future volatility or instability in capital markets may have a negative impact on our business and operations.” and “— Terrorist attacks, acts of war, natural disasters, outbreaks or pandemics, such as the Coronavirus pandemic, may impact our portfolio companies and our Adviser and harm our business, operating results and financial condition.”

Interest Rate Risk

We are subject to financial market risks, most significantly changes in interest rates. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we expect to fund a portion of our investments with borrowings, our net investment income is expected to be affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

As of September 30, 2023, approximately 100% of our debt investments were at floating rates. Based on our Consolidated Statement of Assets and Liabilities as of September 30, 2023, the following table shows the annualized impact on net income of hypothetical reference rate changes in interest rates (considering interest rate floors and ceilings for floating rate debt instruments assuming no changes in our investments and borrowing structure as of September 30, 2023) (dollar amounts in thousands):

Basis Point Change – Interest Rates	Interest Income	Interest Expense	Net Income
Up 300 basis points	$94,315	$(30,758)	$63,557
Up 200 basis points	$62,876	$(20,505)	$42,371
Up 100 basis points	$31,438	$(10,253)	$21,185
Down 100 basis points	$(31,438)	$10,253	$(21,185)
Down 200 basis points	$(62,876)	$20,505	$(42,371)
Down 300 basis points	$(94,315)	$30,758	$(63,557)

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts or our Credit Facilities, subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates or higher exchange rates with respect to our portfolio of investments with fixed interest rates or investments denominated in foreign currencies. During the periods covered by this prospectus, we did not engage in interest rate hedging activities.

BUSINESS

The Company

We are a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. We have elected to be regulated as a BDC under the 1940 Act. For U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. We are externally managed by the Adviser, an indirect wholly-owned subsidiary of Morgan Stanley. MS Private Credit managed approximately $18.1 billion in committed capital16 as of December 1, 2023. We are not a subsidiary of or consolidated with Morgan Stanley.

As of September 30, 2023, we had an investment portfolio of $3.1 billion measured by fair value, and a net asset value of $1.5 billion. As of September 30, 2023, first lien debt represented 93.9%, second lien debt represented 4.3% and other securities, such as preferred and common equity, represented 1.8% of our investment portfolio as measured by fair value.

Our investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies backed by private equity sponsors. For the purposes of this prospectus, “middle-market companies” refers to companies that, in general, generate annual EBITDA in the range of approximately $15 million to $200 million, although not all of our portfolio companies will meet this criteria.

We invest primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of our investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of LBO), acquisitions, debt refinancings, recapitalizations, and other similar transactions. We generally expect our debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (such as SOFR).

We generate revenues primarily in the form of interest income from investments we hold. In addition, we generate income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and debt and equity securities, and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.

The middle-market loans in which we generally invest are typically not rated by any rating agency, but we believe that if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these rating agencies is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Debt instruments that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.”

Our investment approach is focused on long-term credit performance, risk mitigation and preservation of principal. Utilizing our proprietary investment approach, we intend to execute on our investment objective by (1) drawing upon the Adviser’s and the Firm’s longstanding and deep relationships with middle-market companies, private equity sponsors, commercial and investment banks, industry executives and financial intermediaries to provide a strong pipeline of investment opportunities, (2) implementing the Adviser’s rigorous, fundamentals-driven and disciplined investment and risk management process, (3) drawing on the investment committee’s extensive experience in credit and principal investing, credit analysis and structuring, and (4) accessing Morgan Stanley’s global resources.

[16]

Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts managed by the MS Private Credit platform with exception for funds past their investment period, where committed capital is calculated as invested capital.

By leveraging the established origination and underwriting capabilities within the MS Private Credit platform and targeting an attractive investing area in the U.S. middle-market, we believe we will be able to offer attractive risk-adjusted returns to our investors. Despite recent market volatility, we believe the middle-market direct lending market environment continues to be attractive. We remain highly focused on conducting extensive due diligence and leveraging the Morgan Stanley platform. We continue to seek to invest in companies that are led by strong management teams, generate substantial free cash flow, have leading market positions, benefit from sustainable business models, and are well positioned to perform well despite the impact of recent market volatility. We believe the current market environment offers opportunities to seek compelling risk adjusted returns. Our investment pace will depend on several factors including the market environment, including the current inflationary economic environment, and deal flow.

On December 23, 2019, we completed our initial closing, or Initial Closing, of capital commitments to purchase shares of our Common Stock in a private placement pursuant to subscription agreements with investors. Since our Initial Closing, we held additional closings and received capital commitments to purchase Common Stock. On September 22, 2023, we delivered a capital drawdown notice to our investors relating to the sale of approximately 10,695,914 shares of Common Stock for an aggregate offering price of approximately $220.5 million, our then current net asset value. The sale of these shares of Common Stock closed on October 4, 2023. Following this capital call, we do not have any remaining undrawn capital commitments.

Share Repurchase Plan

On September 11, 2023, our Board of Directors approved the Company 10b5-1 Plan, to acquire up to $100 million in the aggregate of our Common Stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b5-1 and Rule 10b-18 of the Exchange Act. We adopted the Company 10b5-1 Plan because we believe if our Common Stock is trading below our then-current net asset value per share after the closing of this offering it will be in the best interest of our stockholders for us to reinvest in our portfolio.

The Company 10b5-1 Plan is intended to allow us to repurchase our Common Stock even at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Wells Fargo Securities, LLC, as our agent, to repurchase Common Stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share, including any distributions declared). Under the Company 10b5-1 Plan, the volume of purchases would be expected to increase as the price of our Common Stock declines, subject to volume restrictions. The timing and amount of any share repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our Common Stock and trading volumes, and no assurance can be given that Common Stock will be repurchased in any particular amount or at all.

The repurchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit repurchases under certain circumstances.

The Company 10b5-1 Plan will commence beginning 60 calendar days following the end of the “restricted period” under Regulation M and will terminate upon the earliest to occur of (i) 12-months from the commencement date of the Company 10b5-1 Plan , (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $100 million and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

The “restricted period” under Regulation M will end upon the closing of this offering and, therefore, the Common Stock repurchases/purchases described above shall not begin prior to 60 days after the closing of this offering. Under Regulation M, the restricted period could end at a later date if the underwriters were to exercise the over-allotment option to purchase shares of our Common Stock in excess of their short position at the time that they complete their initial distribution of shares of our Common Stock. In such event, the restricted period would not end until the excess securities were distributed by the underwriters or placed in their investment accounts. However, the underwriters have agreed to only exercise their over-allotment option to cover their actual short positions, if any. Therefore, the restricted period under Regulation M will end on the closing of this offering.

The Adviser

We will enter into the Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we pay our Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The Original Investment Advisory Agreement had an initial term of two years and will continue thereafter from year to year if approved annually by a majority of our stockholders or a majority of the Board of Directors, including a majority the

Independent Directors. The Original Investment Advisory Agreement was most recently renewed in August 2023. The Investment Advisory Agreement was approved in September 2023, subject to the completion of this offering. For more information, see “Management Agreements — Investment Advisory Agreement.”

Morgan Stanley launched its private credit platform in 2010. The private credit platform includes dedicated strategies targeting different credit products, asset yields and issuer sizes, resulting in a platform that we believe is well positioned to provide scale and flexible financing solutions to borrowers, maximizes deal origination and enhances the ability to generate attractive risk adjusted returns for our stockholders. These strategies include U.S. private credit (referred to herein as MS Private Credit), European private credit and tactical credit.

Our Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, including the MS BDCs, and managed committed capital17 of approximately $18.1 billion as of December 1, 2023.

MS Private Credit’s primary areas of focus include:

●	Direct Lending. As of September 30, 2023, the Direct Lending strategy includes the Company and the other MS BDCs advised by our Adviser and other funds and separately managed accounts. Investments made primarily in directly originated first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock, and common stock issued by U.S. middle-market companies owned by private equity firms, typically, although not always, with annual EBITDA of up to $200 million. As of December 1, 2023, Direct Lending managed approximately $15.2 billion in committed capital.
●	Opportunistic Credit. Investments made primarily in complex assets, unusual credit situations or companies experiencing difficulties in sourcing capital. Other potential investments included in this category may include purchasing public or private securities in the open market at deep discounts to their fundamental value. Investments are made primarily in first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock and common stock issued by U.S. middle-market companies, typically, although not always, with annual EBITDA of $10 million to $100+ million. As of December 1, 2023, Opportunistic Credit managed approximately $2.9 billion in committed capital.

Our Investment Committee is comprised of ten senior investment professionals of IM and is chaired by Jeffrey S. Levin, our Chief Executive Officer and President and a member of our Board of Directors. The Investment Committee members have an average of over 23 years of relevant industry experience and have experience investing across multiple credit cycles and different investing environments, including the global financial crisis of 2008. All investment decisions are reviewed and approved by the Investment Committee, which has principal responsibility for approving new investments and overseeing the management of existing investments.

Our Adviser is served by the Investment Team within the MS Private Credit platform. The Investment Team is responsible for origination, due diligence, underwriting, structuring and monitoring each investment throughout its life cycle. In addition to our executive officers and their support teams, the MS Private Credit platform is supported by numerous professionals in legal, compliance, risk management, finance, accounting and tax who help support the platform by providing guidance on our operations.

Morgan Stanley, the parent of our Adviser, is a global financial services firm whose predecessor companies date back to 1924 and, through its subsidiaries and affiliates, advises, originates, trades, manages and distributes capital for governments, institutions and individuals. Morgan Stanley maintains a significant market position in each of its business divisions-ISG, WM and IM. We are not a subsidiary of or consolidated with Morgan Stanley and Morgan Stanley does not guarantee any of our financial obligations.

IM is a global investment manager, delivering innovative investment solutions across public and private markets. As of September 30, 2023, IM managed approximately $1.4 trillion in assets under management across its business lines, which include equity, fixed income, liquidity, real assets and private investment funds.

[17]

Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts managed by the MS Private Credit platform with exception for funds past their investment period, where committed capital is calculated as invested capital.

The Administrator

Our Administrator, an indirect, wholly owned subsidiary of Morgan Stanley, provides the administrative services necessary for us to operate pursuant to the Administration Agreement. On October 14, 2019, our Board of Directors approved the Administration Agreement for an initial two-year term. The Administration Agreement was most recently renewed in August 2023.

We pay our Administrator our allocable portion of certain expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer. Our Administrator is reimbursed for certain expenses it incurs on our behalf. Our Administrator reserves the right to waive all or part of any reimbursements due from the Company at its sole discretion. See “Management Agreements-Administration Agreement” below for a discussion of the expenses that we reimburse to the Administrator (subject to the review and approval of our Independent Directors).

Investment Strategy

Our primary investment strategy is to make privately negotiated senior secured credit investments in U.S. middle-market companies that have leading market positions, enjoy high barriers to entry, such as high startup costs or other obstacles that prevent new competitors from easily entering the portfolio company’s industry or area of business, generate strong and stable free cash flow and are led by a proven management team with strong private equity sponsor backing. Our investment approach is focused on long-term credit performance, risk mitigation and preservation of capital. Our Adviser employs a highly rigorous, fundamentals-driven and disciplined investment process developed and refined by the investment professionals of the MS Private Credit platform. The Investment Team works on a particular transaction from origination to close and continues to monitor each investment throughout its life cycle.

We invest primarily in companies backed by leading private equity sponsors with strong track records. We believe lending to sponsor-backed companies (versus non-sponsor-backed companies) has many distinct potential advantages including:

●	Strong, predictable deal flow given significant private equity committed capital;
●	Well-capitalized borrowers, including potential access to additional capital from sponsors, if needed;
●	Access to detailed financial, operational, industry data, and third-party legal and accounting due diligence reports conducted by the sponsor as part of their due diligence;
●	Proper oversight and governance provided by an experienced management team and a board of directors, as well as other industry and/or operating expertise from the sponsors;
●	Natural alignment of interests between lender and sponsor given focus on exit strategy; and
●	Supplemental diligence beyond the credit analysis of the borrower, given the ability to analyze track records of each private equity firm.

We have created what we believe is a defensive portfolio of investments focusing on generally avoiding issuer or industry concentration in order to mitigate risk and achieve our investment objective.

We focus primarily on U.S. middle-market companies. However, to the extent that we invest in foreign companies, we intend to do so in accordance with the limitations under the 1940 Act and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including the United Kingdom and countries that are members of the European Union, as well as Canada, Australia and Japan. Our investment strategy is predicated on seeking to lend to companies with proven management teams in what we believe to be non-cyclical industry sectors. As of September 30, 2023, the Company’s exposure to businesses that the Adviser believes may be subject to business cycle volatility, was approximately 6.2% of our gross investment commitments in our debt portfolio. Additionally, we typically avoid direct exposure to investments in certain sectors such as retail, restaurants, energy, alcohol, tobacco, pork manufacturing, gaming and gambling, and pornography.

Investment Criteria

In order to achieve our investment objectives, we seek to build an investment portfolio that consists primarily of directly originated floating-rate first lien senior secured term loans (including unitranche loans), and second lien senior secured term loans of U.S. middle-market companies. The balance of our investments is expected to be in higher-yielding assets such as mezzanine debt, unsecured debt and equity investments in U.S. middle-market companies, and other opportunistic asset purchases. Our debt investments typically have maturities of five to eight years. We seek to create and have created what we believe is a defensive portfolio of investments in order to mitigate risk and achieve our investment objective.

We expect our target portfolio companies to exhibit some, or all, of the following characteristics at the time of the initial investment, although not all of our portfolio companies will meet these criteria:

●	EBITDA of $15 – $200 million;
●	Defensible, leading market positions;
●	Unique or specialized strategy or other meaningful barriers to entry;
●	Low technology or market risks;
●	Diversified product offering, customer and supplier base;
●	Stable cash flows;
●	Low capital expenditure requirements;
●	General avoidance of what we believe to be cyclical industry sectors;
●	Predominantly North American base of operations;
●	Typical loan-to-value of up to 60%; and
●	Experienced management teams with successful track records.

We expect that once we are fully invested, our investments will generally comply with the following limits, measured as a percentage of the sum of our aggregate equity commitments and our use of leverage (expected to be 1.0x – 1.25x as measured by debt-to-equity, subject to a cap of 2.0x), in each case, at the time the relevant investment is made:

●	Typical investment to represent between 1% and 3%;
●	No industry to represent more than 15%; and
●	Non-U.S. portfolio companies not to exceed 10%.

Key themes of our investment strategy include:

●	Maintaining an appropriate allocation of first lien senior secured and second lien senior secured debt to allow us to achieve attractive returns within the targeted risk profile, while investing prudently based on the market and economic environment;
●	Performing thorough fundamental business and industry due diligence;
●	Conducting in-depth due diligence on management teams and sponsors to bolster our position that we are investing in businesses led by experienced professionals;

●	Structuring investments focused on providing us with security, covenant protection and current income while seeking to provide our borrowers with adequate liquidity and flexibility to operate; and
●	Ongoing active management of our portfolio companies through consistent dialogue with management and/or the sponsor, review of financial reporting, monitoring of key performance indicators and evaluation of exit strategies.

Market Opportunity

We believe the middle-market direct lending market environment continues to be attractive, despite the recent market volatility resulting from elevated inflation and broader macroeconomic uncertainty.

Demand for Direct Lending Solutions

We believe that demand has increased for financing from direct lenders relative to other sources because of the attractiveness of the product as well as structural and market factors. According to Preqin, private credit’s share of the sub-investment grade credit market, relative to the high yield and syndicated loan markets, has increased from 3% in 2010 to 19% as of December 31, 2022.

●	We believe that when sponsors experience the flexibility of private credit transactions and the speed and certainty of execution, they will continue to seek financing from non-bank lenders. We believe this presents a compelling opportunity for us to invest in quality companies on attractive terms and conditions.
●	Bank participation in middle-market secured loans decreased in recent years. We believe recent market-driven disruptions in the regional bank sector could further constrain bank capacity for middle market secured lending.
●	Certain private equity sponsors who historically sought to finance their transactions in the public, syndicated markets have turned to private credit providers, including us, to finance their transactions.

Large and Growing U.S. Middle-Market

We believe U.S. middle-market companies represent a large and growing opportunity set and will likely require additional amounts of private debt financing for various purposes.

●	Recent data from Refinitiv LPC, a premier global provider of information on the syndicated loan and high yield bond markets, indicates that there are approximately $618 billion of middle-market loans with maturities between the second quarter of 2023 and the fourth quarter of 2029 that will likely require a refinancing event.
●	In addition, data from Preqin, shows that as of September 30, 2023, there was approximately $1,045 billion of raised, but not yet invested, capital by global private equity managers, representing a sizeable pool of support for both new and existing investments.

We expect that these two important dynamics will provide for significant financing opportunities for lenders like us who have longstanding and deep relationships with middle-market private equity firms.

Attractive Attributes of Middle-Market Direct Lending

We believe that focusing on lending to private equity owned middle-market businesses will provide for attractive risk adjusted return opportunities due to a series of structural and market factors. As of the date of this prospectus, we have generally witnessed an improvement in terms in recent periods, including higher reference rates, still-elevated spreads, conservative leverage profiles and lender-friendly documentation. Although leveraged buyout activity has remained relatively subdued in recent quarters, the private credit market has continued to present high quality opportunities, that could offer compelling risk-adjusted returns.

●	Middle-market companies, we believe, typically have less leverage, larger equity contributions, lower rates of default, and achieve higher recoveries as compared to broadly syndicated loans. We believe middle-market loans also tend to garner more attractive pricing, conservative structures, tighter legal documentation, meaningful financial covenants, and provide for greater access to management than broadly syndicated loans. Furthermore, we believe middle-market loans often avoid riskier large deal debt characteristics such as covenant-lite structures. Maintaining financial covenants allows us to diagnose and respond to borrower underperformance typically before value materially erodes. We believe it is this more conservative loan structuring that also contributes to the better overall performance of middle-market loans.
●	We believe that the Company is well positioned in the current rising rate environment. The Company should benefit from higher yields as interest rates rise. As of September 30, 2023, 3-month SOFR, a popular benchmark for the loans in the Company, had increased by 81 basis points during the first half of 2023, in addition to the 450 basis point increase experienced during calendar year 2022.

Competitive Advantages

We believe we are able to execute on our investment objective and achieve attractive risk-adjusted returns as a result of our competitive strengths. In addition to the Adviser’s relationships with middle-market private equity firms, the Firm has relationships with many middle-market private equity firms and middle-market companies that may provide significant investment opportunities. MS Private Credit is the primary private credit investment management platform of the Firm. The Adviser capitalizes on the significant number of lending opportunities with middle-market companies through relationships established by the Firm and otherwise. We believe the large volume of potential lending opportunities and scale of the MS Private Credit origination and due diligence platform allows us to increase investment selectivity and potentially enhance risk-adjusted returns.

Ability to Leverage Morgan Stanley’s Relationships and Network

Morgan Stanley has a substantial network of business relationships with individuals, companies, institutions and governments in the United States and around the world which we believe is a potential source of investment opportunities for us and differentiates us relative to other BDCs. Additionally, we believe that this network may potentially assist our portfolio companies through our efforts to make introductions and referrals to the investment banking and capital markets services of the Firm.

In all cases, subject to applicable laws, rules and regulations, information barriers, confidentiality provisions and policies and procedures, our Adviser utilizes Morgan Stanley’s global resources throughout the life cycle of each investment. The investment professionals of the Adviser consult with teams across IM, ISG (and its business units, Investment Banking, Sales and Trading, Commodities and Equity and Fixed Income Research) and WM to assess potential investments and determine the investment opportunities to which we should devote substantial time and resources. Upon the consummation of a transaction, our Adviser monitors each portfolio company investment. We believe that we benefit, where appropriate, from the expertise, infrastructure, track record, relationships and institutional knowledge of Morgan Stanley.

Access to certain parts of Morgan Stanley may be limited in certain instances by a number of factors, including third-party confidentiality obligations and information barriers established by Morgan Stanley in order to manage compliance with applicable law and potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act and internal policies and procedures. The investment sources described above are not necessarily indicative of all sources that the Adviser may utilize in sourcing investments for us. There can be no assurance that the Adviser will be able to source investments from any one or more parts of the Morgan Stanley network, implement our strategy, achieve our investment objectives, find investments that fit its investment criteria or avoid substantial losses. For additional information, see “Potential Conflicts of Interest,” including in particular “— Material Nonpublic Information.”

Highly Differentiated Deal Sourcing Advantages

We believe the relationships that the Investment Team maintains with sponsors, commercial and investment banks, industry executives and financial intermediaries provides a strong pipeline of proprietary investment opportunities. However, unlike many other competing alternative lending strategies, our Adviser operates within a global financial institution with multiple groups within the Firm. We expect the broader Morgan Stanley platform to be a source of potential lending opportunities. We believe this position within the Firm is a key factor that differentiates us and constitutes a meaningful competitive advantage relative to other private credit funds and BDCs.

Distinctive Approach to Credit Investing and Due Diligence

We believe that our Adviser utilizes an investment approach that is differentiated in the industry. Our Adviser employs a highly rigorous, fundamentals-driven and disciplined investment process which has been developed utilizing Morgan Stanley’s extensive investing experience. The Adviser generally seeks to invest in companies that have leading, defensible market positions, generate strong and stable free cash flow, and have high barriers to entry, highly capable management teams and strong private equity sponsor ownership. We believe that our Adviser’s investment approach coupled with our portfolio construction strategy, flexible capital, and focus on financial covenant protection, differentiates us from our competitors.

Experienced and Accomplished Investment Team & Investment Committee

The Investment Team is led by investment professionals with extensive experience in credit and principal investing, credit analysis, credit origination and structuring. Jeffrey S. Levin, our Chief Executive Officer and President and member of the Board of Directors, has principal management responsibility for the Company and serves as Chair of the Investment Committee. Mr. Levin has more than 21 years of experience in direct lending, mezzanine lending, credit investing and leveraged finance, and he also currently serves as the Chief Executive Officer and President and a member of the board of directors of each of the MS BDCs. Prior to that, through his tenure at The Carlyle Group as Managing Director and Partner, a member of the management team of the Carlyle private credit platform and as President of certain BDCs managed by affiliates of The Carlyle Group, he also has direct experience in successfully capitalizing and managing BDCs. Before working at The Carlyle Group, Mr. Levin was a founding member of the MS Private Credit platform.

The Investment Committee members have an average of 23 years of relevant industry experience. The Investment Committee is comprised of senior members of IM and provides guidance to the Investment Team throughout the investment process.

In addition, the investment professionals of the MS Private Credit platform have strong private equity sponsor and intermediary relationships and a highly developed network within Morgan Stanley. Collectively, the investment professionals of the Adviser have substantial leveraged lending experience, and we believe the Investment Team is well positioned to generate attractive risk-adjusted returns.

Efficient Expense Model

We believe that we have an efficient expense model, as compared to other publicly traded BDCs, based on our low operating expense rate as well as our low management fees. We believe that our efficient expense model reinforces our focus on alignment with stockholders and enhances the potential returns we are able to generate.

Morgan Stanley Equity Investment

MS Credit Partners Holdings has invested $200 million in our Common Stock pursuant to a capital commitment to us set forth in a subscription agreement initially entered into in December 2019 and which was fully funded as of October 4, 2023. As of September 30, 2023 and December 31, 2022, MS Credit Partners Holdings held approximately 11.7% and 11.9% of our outstanding shares of Common Stock, respectively. Morgan Stanley has no other obligation, contractual or otherwise, to financially support us. Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress.

Investment Process

Our investment activities are managed by our Adviser. Our Adviser is responsible for origination, underwriting, structuring and monitoring our investments.

The Adviser’s investment process has five stages: Origination, Preliminary Screen, Due Diligence & Structuring, Investment Committee Approval & Closing and Portfolio Management, and it employs the same rigorous and disciplined investment process to all types of investments. The Investment Team works on a particular transaction from origination to close and continues to monitor each investment throughout its life cycle.

Origination

We believe we benefit from the Adviser’s highly differentiated direct origination platform. The MS Private Credit origination platform is complemented by opportunities sourced by other Morgan Stanley divisions and businesses.

The Firm has deep relationships with many middle-market private equity firms and middle-market companies that may provide significant investment opportunities. MS Private Credit is the primary private credit investment management platform across the Firm. The Adviser seeks to capitalize on the significant number of lending opportunities with middle-market companies through relationships established by the Firm.

We believe the large volume of untapped potential lending opportunities and the scale of the MS Private Credit origination and due diligence platform allows us to increase investment selectivity and potentially enhance risk-adjusted returns.

Preliminary Screen

An initial review of each investment opportunity is conducted by the Investment Team to determine whether it is consistent with our investment objectives and credit standards. If the opportunity fits our investment objective and 1940 Act requirements, the opportunity is further evaluated by the Investment Team. The Investment Team utilizes the extensive industry expertise resident in IM and ISG (subject in all cases to applicable regulations, confidentiality provisions, information barriers and policies and procedures) to assist in this preliminary evaluation. Access to these resources allows the Investment Team to assess each opportunity quickly and effectively and enables it to focus only on compelling opportunities.

If the members of the Investment Team conducting the initial review conclude that the investment opportunity meets our objectives, the Investment Team prepares a screening memo which is discussed with a subset of the Investment Committee at a Preliminary Screen meeting. At a Preliminary Screen meeting, the Investment Team presents an overview of the business, proposed capital structure, proposed terms (if applicable at this stage), key investment highlights and risks, and preliminary financial analysis. Opportunities that are approved at the Preliminary Screen meeting advance to the Due Diligence & Structuring phase.

Due Diligence & Structuring

All investment opportunities that pass the Preliminary Screen are subject to a comprehensive due diligence process. The Adviser uses both internal and external resources in its due diligence process including leveraging the extensive industry expertise resident in Morgan Stanley’s businesses (subject in all cases to applicable regulations, confidentiality provisions, information barriers and policies and procedures). Diligence typically involves meeting with company management and the private equity sponsor to achieve a comprehensive understanding of the portfolio company’s competitive positioning, competitive advantage, company strategy and risks and mitigants associated with the proposed investment.

Additionally, the Investment Team, to the extent applicable, conducts supplemental diligence including:

●	Financial analysis;
●	Capital structure review;
●	Covenant analysis;
●	Review of third-party due diligence reports (financial, industry, legal, technology, insurance and/or environmental);
●	Industry research;
●	Customer calls;
●	Industry expert calls;
●	Management background checks;
●	Consideration of ESG issues; and
●	Negotiation of legal documentation.

The Investment Team reviews ESG considerations as part of its due diligence process. As a part of ESG due diligence, the Investment Team evaluates each potential borrower utilizing a standard ESG template to determine an ESG score for each potential borrower. Borrowers who score beneath an internally set threshold require additional discussion and consideration by the Investment Committee. The identification of a material ESG risk will not necessarily be determinative in our Adviser’s decision to lend to a potential borrower. In addition, material ESG issues are reported and discussed as part of the Adviser’s ongoing portfolio management processes on a regular basis.

Investment Committee Approval & Closing

The Investment Committee is engaged throughout the investment process to provide guidance on best practices, industry expertise and related deal experience drawn from their relevant experience.

Based on the findings in the Due Diligence & Structuring phase, the Investment Team prepares a detailed memo that is presented to the Investment Committee. A majority of the Investment Committee, including approval by Jeffrey S. Levin, must approve a transaction in order for us to pursue the opportunity. Once approved, the Investment Team works towards closing and funding the investment. Any changes to the investment after approval along with key legal terms are documented and circulated to the Investment Committee prior to closing in the form of a closing memo.

Portfolio Monitoring and Risk Management

We believe that proactive monitoring of our portfolio companies is an important part of the investment process. The Adviser engages in formal and informal dialogue with portfolio company management teams, private equity sponsors, suppliers and customers, as appropriate, through conversations facilitated, in part, by the Firm’s global network in an attempt to give us an ongoing advantage relative to other investors. The Adviser receives monthly or quarterly financial reports from portfolio companies. This information access and ongoing interactions with portfolio companies and sponsors should provide the Adviser with the ability to anticipate any potential performance or liquidity issues at an early stage and to work proactively toward mitigating potential losses. Our Adviser holds quarterly portfolio reviews. In conjunction with the quarterly portfolio reviews, the Adviser compiles a quarterly risk report that examines, among other things, migration in portfolio and loan level investment mix, industry diversification, ESG review, Internal Risk Ratings, revenue, EBITDA and leverage.

Frequency of review of individual loans is determined on a case-by-case basis, based on an Internal Risk Rating, total exposure and other criteria set forth by the Investment Committee. Performing loans, or loans on which the borrower has historically made payments of principal and interest on time, are typically discussed every quarter, while any loan that has been downgraded under our Internal Risk Rating scale is typically discussed quarterly at a minimum and more frequently as appropriate. In addition, the Adviser holds monthly “watchlist” meetings which include a discussion of all transactions that have been downgraded, or are at risk for downgrade, under our Adviser’s Internal Risk Rating system.

As part of the monitoring process, our Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of our debt investments. Our Adviser has developed a classification system to group investments into four categories. The investments are evaluated regularly and assigned a category based on certain credit metrics. Our Adviser’s ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments. Please see below for a description of the four categories of the Adviser’s Internal Risk Rating system:

Category 1

In the opinion of our Adviser, investments in Category 1 involve the least amount of risk relative to our initial cost basis at the time of origination or acquisition. Category 1 investments performance is above our initial underwriting expectations and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company, or the likelihood of a potential exit.

Category 2

In the opinion of our Adviser, investments in Category 2 involve a level of risk relative to our initial cost basis at the time of origination or acquisition. Category 2 investments are generally performing in line with our initial underwriting expectations and risk factors to ultimately recoup the cost of our principal investment and are neutral to favorable. All new originated or acquired investments are initially included in Category 2.

Category 3

In the opinion of our Adviser, investments in Category 3 indicate that the risk to our ability to recoup the initial cost basis at the time of origination or acquisition has increased materially since the origination or acquisition of the investment, such as declining financial performance and non-compliance with debt covenants; however principal and interest payments are not more than 120 days past due.

Category 4

In the opinion of our Adviser, investments in Category 4 involve a borrower performing substantially below expectations and indicate that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. For Category 4 investments, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis at the time of origination or acquisition upon exit.

Our Adviser rates the investments in our portfolio at least quarterly, and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3 or 4, our Adviser enhances its level of scrutiny over the monitoring of such portfolio company by conducting a formal review of the portfolio company on a monthly basis and taking any actions deemed appropriate from the results of such review. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio, Investment Activity and Results of Operations.” for the portfolio distribution of Internal Risk Rating as of September 30, 2023, December 31, 2022 and December 31, 2021.

Beyond the policies and protocols detailed above, our Investment Team performs analysis and projections in response to market conditions to assess potential exposure to our portfolio. Sample analysis includes evaluation of the impact from a rise in energy prices, volatility in foreign currency exchange rates, interruptions in the supply chain, inflation expectations and interest rate sensitivity.

The Internal Risk Ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

Allocation of Investment Opportunities and Potential Conflicts of Interest; Co-Investment Opportunities

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of our stockholders. Morgan Stanley has advised and may advise clients and has sponsored, managed or advised Affiliated Investment Accounts with a wide variety of investment objectives that in some instances may overlap or conflict with our investment objectives and present conflicts of interest. Certain members of the Investment Team and the Investment Committee will make investment decisions on behalf of Affiliated Investment Accounts, including Affiliated Investment Accounts with investment objectives that overlap with ours. For instance, the Adviser serves as the investment adviser to the other MS BDCs, whose investment objectives overlap with our investment objectives. For the avoidance of doubt, we are not a subsidiary of or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — MS Credit Partners Holdings Investment.” Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress. For additional information, see “Potential Conflicts of Interest.”

These activities create potential conflicts in allocating investment opportunities among us and other Affiliated Investment Accounts. As a BDC regulated under the 1940 Act, we are subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will, in certain circumstances, limit our ability to make investments or enter into other transactions alongside the Adviser and other Affiliated Investment Accounts. Although the Adviser has implemented allocation policies and procedures, there can be no assurance that such regulatory restrictions will not adversely affect our ability to capitalize on attractive investment opportunities.

We may, however, invest alongside the Affiliated Investment Accounts in certain circumstances where doing so is consistent with our Adviser’s allocation policies and procedures, applicable law and SEC staff interpretations, guidance and any exemptive relief order applicable to us and/or the Adviser. The SEC has granted our Adviser an exemptive order that allows us to enter into certain negotiated co-investment transactions alongside certain Affiliated Investment Accounts in a manner consistent with our investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the exemptive order. Pursuant to the exemptive order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our eligible directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

For a description of the potential conflicts of interest of the Company as well as the allocation of investments among entities advised by the Adviser and its affiliates, see “Potential Conflicts Of Interest — Investments by Morgan Stanley and Its Affiliated Investment Accounts.”

Competition

Our primary competitors in providing financing to middle-market companies include public and private investment funds, other BDCs, commercial finance companies and, to the extent they provide an alternative form of financing, private equity, mezzanine and hedge funds, as well as issuers of CLOs and other structured loan funds, and to a lesser extent, commercial and investment banks. Some of our potential competitors may be more experienced and may have more resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. Our competitors have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us.

Among other factors, the returns on investments available in the marketplace are a function of the supply of investment opportunities and the amount of capital investing in such opportunities. Strong competition for investments, including from new competitors, could result in fewer investment opportunities and less favorable pricing for us, as our competitors target the same or similar investments that we intend to purchase. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Implications of Being an Emerging Growth Company

We currently are and expect to remain an “emerging growth company,” as defined in the JOBS Act, until the earliest of:

●	the last day of our fiscal year in which the fifth anniversary of an Exchange Listing occurs;
●	the end of the fiscal year in which our total annual gross revenues first exceed $1.235 billion;
●	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and
●	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of shares of our Common Stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act and Dodd Frank, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting, until such time as we cease to be an emerging growth company and become an accelerated filer as defined in Rule 12b-2 under the Exchange Act. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have made an irrevocable election not to take advantage of this exemption from new or revised accounting standards. We therefore are subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Legal Proceedings

The Company, the Adviser and the Administrator may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. Each of the Company, the Adviser and the Administrator is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.

Properties

Our headquarters are located at 1585 Broadway, New York, NY 10036. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted. We do not own any real estate. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Staffing

We do not currently have any employees. Our day-to-day investment operations are managed by our Adviser, and our Administrator provides services necessary to conduct our business. We pay no compensation directly to any interested director or executive officer of the Company. We pay our Administrator our allocable portion of certain expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer. See “Management Agreements — Administration Agreement” below for a discussion of the expenses that we reimburse to the Administrator (subject to the review and approval of our Independent Directors).

REGULATION

Regulation as a Business Development Company

General

On November 25, 2019, we elected to be regulated as a BDC under the 1940 Act. A BDC is a specialized investment vehicle that elects to be regulated under the 1940 Act as an investment company, but is generally subject to less onerous requirements than other registered investment companies under a regime designed to encourage lending to U.S.-based small and mid-sized businesses. Unlike many similar types of investment vehicles that are restricted to being private entities, the stock of a BDC is permitted to trade in the public equity markets. BDCs are also eligible to elect to be treated as a RIC under Subchapter M of the Code. A RIC typically does not incur significant entity-level income taxes, because it is generally entitled to deduct distributions made to its stockholders. We have elected to be treated, and intend to qualify annually as a RIC. See “Material U.S. Federal Income Tax Considerations.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

1.

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;
b.

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies either of the following:
i.

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

ii.

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

2.	Securities of any eligible portfolio company which we control.
3.

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

We deem certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities as cash equivalents. We primarily make investments in securities described in paragraphs 1 through 3 of Section 55(a) of the 1940 Act. From time to time, including at or near the end of each fiscal quarter, we may consider using various temporary investment strategies for our business, including taking proactive steps by utilizing cash equivalents as temporary assets with the objective of enhancing our investment flexibility pursuant to Section 55 of the 1940 Act. More specifically, from time-to-time we may draw down our Credit Facilities, as deemed appropriate, and repay such borrowings subsequent to quarter end. We may also purchase U.S. Treasury bills or other high-quality, short-term debt securities at or near the end of the quarter and typically close out the position on a net cash basis subsequent to quarter end. The Investment Advisory Agreement excludes the amount of these transactions or such cash drawn for this purpose from total assets for purposes of computing the base management fee.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when a BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets.

Senior Securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to shares of our Common Stock if our asset coverage, as defined in the 1940 Act, is at least equal to the percentage set forth in Section 61 of the 1940 Act that is applicable to us at such time. On December 16, 2019, our sole stockholder approved the application of the reduced asset coverage requirements in Section 61(a)(2) to us, effective as of December 17, 2019. As a result of stockholder approval, effective December 17, 2019, the asset coverage ratio under the 1940 Act applicable to us decreased to 150% from 200%, so long as we meet certain disclosure requirements, which means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities as compared to $100 from borrowing and issuing senior securities for every $100 of net assets under 200% asset coverage. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage, which borrowings would not be considered senior securities, provided that any such borrowings in excess of 5% of the value of our total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary purposes. Regulations governing our operations as a BDC will affect our ability to raise, and the method of raising, additional capital, which may expose us to risks.

Code of Ethics

We and our Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act (each, a “Code of Ethics”) that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Code of Ethics’ requirements. A copy of the Code of Ethics for each of the Adviser and the Company is posted on our website at www.msdl.com. The Code of Ethics for each of the Adviser and the Company are also available on the SEC’s website at www.sec.gov and you may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. A summary of the Proxy Voting Policies and Procedures of our Adviser are set forth below. These policies and procedures are reviewed periodically by our Adviser and our Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Investment Advisers Act of 1940, or the Advisers Act, has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote the Company’s securities in a timely manner free of conflicts of interest and in our best interests and the best interests of the Company’s stockholders.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The Adviser votes proxies relating to the Company’s portfolio securities in what it believes to be the best interest of the Company’s stockholders. To ensure that our vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Company’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Company intends to vote on a proposal in order to reduce any attempted influence from interested parties.

A copy of the Adviser’s policies and procedures with respect to the voting of proxies relating to our portfolio securities is available without charge, upon request. Stockholders may obtain information regarding how we voted proxies by making a written request for proxy voting information to: Morgan Stanley Direct Lending Fund c/o Morgan Stanley, 1633 Broadway, New York, NY 10036 Attn: Chief Compliance Officer.

Privacy Principles

The Adviser has established policies with respect to nonpublic personal information provided to it with respect to individuals who are investors in the Company, which policies also apply to the Administrator. We have adopted the privacy policies of the Adviser as applicable to us.

We and the Adviser each recognizes the importance of maintaining the privacy of any nonpublic personal information it receives with respect to each investor. In the course of providing management services to us, the Adviser collects nonpublic personal information about investors from the Subscription Agreements and the certificates and exhibits thereto that each investor submits. We and the Adviser may also collect nonpublic personal information about each investor from conversations and correspondence between each investor and us or the Adviser, both prior to and during the course of each investor’s investment in the Company.

We and the Adviser each treat all of the nonpublic personal information it receives with respect to each investor as confidential. We and the Adviser restrict access to such information to those employees, affiliates and agents who need to know the information in order for us and the Adviser to determine whether each investor meets the regulatory requirements for an investment in the Company and, in the case of the Adviser, to provide ongoing management services to us. The Adviser maintains physical, electronic, and procedural safeguards to comply with U.S. federal standards to guard each investor’s nonpublic personal information.

The Adviser does not disclose any nonpublic personal information about any investor to any third parties, other than the Adviser’s agents, representatives and/or affiliates, or as permitted or required by law. Among other things, the law permits the Adviser to disclose such information for purposes of making investments on our behalf, complying with anti-money laundering laws, preparing tax returns and reports for each investor and determining whether each investor meets the regulatory requirements for investing in us.

Other

We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 under the Exchange Act our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
●	pursuant to Item 307 under Regulation S-K under the Securities Act our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
●	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
●	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act in the future.

Bank Holding Company Act

As a BHC that has elected Financial Holding Company, or FHC, status under the BHCA, Morgan Stanley and its affiliates are subject to comprehensive, consolidated supervision and regulation by the Federal Reserve. Because a Morgan Stanley affiliate is acting as our Adviser and Morgan Stanley has a 5% or greater voting investment in us, we are subject to the certain federal banking and financial requirements, including the BHCA, regulations of the Federal Reserve, and certain provisions of the Dodd-Frank Act.

Because we are controlled by Morgan Stanley for purposes of the BHCA, we must generally comply with the investment and activity restrictions applicable to Morgan Stanley under the BHCA. Such restrictions may place certain limitations on our ability to engage in activities or make investments in companies. For instance, the BHCA permits a bank holding company, or BHC, as well as any non-bank affiliate of such BHC, to make investment representing less than 5% of any class of voting shares of another company so long as that investment is otherwise non-controlling under the BHCA. The BHCA also permits well-capitalized, well-managed BHCs that have elected to be treated as an FHC to engage in expanded “financial in nature” activities without prior approval of the Federal Reserve. Such financial in nature activities include bona fide merchant banking activities, so long as (i) the FHC holds its merchant banking investments only for a period of time sufficient to enable the sale or disposition thereof on a reasonable basis (generally no more than 10 years) and (ii) the FHC does not routinely manage or operate the companies in which it invests except as necessary or required to obtain a reasonable return on its investment. The BHCA does not, however, require Morgan Stanley to financially support us.

The BHCA generally prohibits BHCs, such as Morgan Stanley, and its subsidiaries from acquiring more than de minimis equity interests in non-financial companies unless certain exemptions apply. Further, under the BHCA, eligible FHCs and their subsidiaries have authority to engage in a broader range of investments and activities than BHCs that are not FHCs.

A significant focus of the regulatory framework that applies to Morgan Stanley is to ensure that Morgan Stanley and its subsidiaries operate in a safe and sound manner, with sufficient capital, earnings and liquidity to allow Morgan Stanley to serve as a source of financial and managerial strength to Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, or the Banks. These Banks must remain well capitalized and well managed if Morgan Stanley is to maintain its FHC status and continue to engage in the widest range of permissible financial activities. In addition, the general exercise by the Federal Reserve of its regulatory, supervisory and enforcement authority with respect to Morgan Stanley and certain provisions of Dodd-Frank could result in the need for Morgan Stanley to change its business practices or the scope of its current lines of business, including certain limited divestitures. Although such changes could have an impact on and consequences for Morgan Stanley and the Adviser, any limited divestiture should not directly involve the Adviser.

Each investor should carefully review and familiarize itself with these rules and regulations and consult with its own counsel on how the Volcker Rule (as defined herein), Dodd-Frank and the BHCA may impact the investor.

Dodd-Frank and Volcker Rule Disclosure

Section 619 of Dodd-Frank, commonly known as the “Volcker Rule,” and regulations to implement the Volcker Rule issued by the U.S. federal financial regulators in December 2013, referred to as the Implementing Regulations, generally restrict any “banking entity” (which includes Morgan Stanley and most affiliates of Morgan Stanley) from engaging in “proprietary trading” as well as from acquiring or retaining any “ownership interest” in a “covered fund”, in each case unless the investment or activity is conducted in accordance with an exclusion or exemption. The Volcker Rule also generally prohibits certain transactions between a banking entity and any of its affiliates, on the one hand, and a covered fund for which the banking entity or any of its affiliates serves, directly or indirectly, as the investment manager, investment adviser, or that the banking entity or any of its affiliates sponsors in connection with organizing and offering that fund (or with any other covered fund that is controlled by such fund, on the other hand. The term “covered fund” includes, among others, hedge funds and private-equity funds that are privately offered in the United States and that rely on Sections 3(c)(1) or 3(c)(7) of the 1940 Act to avoid being treated as “investment companies” under the 1940 Act.

The Volcker Rule and the Implementing Regulations impose a number of restrictions on Morgan Stanley and its affiliates that affect us and the Adviser. As a BDC, we are not considered to be a covered fund. As a result, Morgan Stanley and its subsidiaries investments in us would not be subject to the Volcker Rule restrictions on investments in covered funds, but we would during that time be considered a banking entity subject to restrictions on proprietary trading to the extent we are “controlled” by Morgan Stanley or its affiliates. Generally, we will be deemed to be controlled for these purposes for so long as entities affiliated with Morgan Stanley own 5% or more of our outstanding voting securities. However, for a limited seeding period following the Initial Closing, which pursuant to the Volcker Rule and the Implementing Regulations, may be three years or more, we will not be deemed to be a “banking entity” solely because of the ownership of our voting securities by Morgan Stanley and its affiliates. We can offer no assurances that, at the conclusion of this seeding period, Morgan Stanley and its subsidiaries would not be deemed to control us for purposes of the Volcker Rule as a result of their investment in us. To the extent that we are deemed a banking entity under the Volcker Rule and the Implementing Regulations, our operations may be restricted, although, given the anticipated nature of the investments we make and intend to make, we do not anticipate that these restrictions, if they were to apply, would impose material limitations on our operations, but can provide no assurances that they would not. Furthermore, we can offer no assurances that the rules and regulations enacted under the Volcker Rule, the BHCA and other statutes will not change in a future in a manner that would limit our operations and investments.

It is not certain how all aspects of the Volcker Rule will be interpreted and applied, or what the impact of the Volcker Rule will have on us. In addition, the restrictions and limitation on Morgan Stanley and us may change in the future as the Federal Reserve and other agencies consider whether and how to revise and apply the Volcker Rule. We believe that we may perform our activities and services without violation of applicable U.S. banking laws and regulations. However, it is possible that future changes or clarifications in the BHCA and Volcker Rule, as well as judicial or administrative decisions or interpretations of present of future laws or regulations, could restrict (or possibly prevent) our ability to continue to conduct our operations as currently contemplated. In such event, we, the Adviser and/or Morgan Stanley may agree to make certain amendments or changes to the extent necessary to permit the Adviser to continue to provide services to us, while enabling us to continue to achieve our purposes and objectives.

Exclusion of the Adviser from Commodity Pool Operator Definition

Engaging in commodity interest transactions such as swap transactions or futures contracts for us may cause the Adviser to fall within the definition of “commodity pool operator” under the Commodity Exchange Act, or the CEA, and related CFTC regulations. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA and the CFTC regulations in connection with its management of us, or the Exclusion, and, therefore, the Adviser is not subject to CFTC registration or regulation under the CEA as a commodity pool operator with respect to its management of us. The Adviser intends to affirm the Exclusion on an annual basis, and as of the date of this registration statement has affirmed the Exclusion through the fiscal year ending December 31, 2023.

Reporting Obligations and Available Information

We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.

We make our annual reports, quarterly reports, current reports, proxy and information statements available free of charge on our website at www.msdl.com. Information on our website is not incorporated into or part of this prospectus. The SEC also maintains a website that contains annual reports, quarterly reports, current reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us, which can be accessed at www.sec.gov.

MANAGEMENT

Our Board of Directors oversees our management. Our Board of Directors currently consists of 6 members, 4 of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. Our Board of Directors elects our executive officers, who serve at the discretion of our Board of Directors. The responsibilities of each director include the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, in addition to any other committees the Board of Directors may establish in the future.

Board of Directors and Executive Officers

Under our certificate of incorporation and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for a term expiring at the third succeeding annual meeting, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows:

Directors

Name	Age	Position(s) held with the Company	Expiration of Term	Director Since	Principal Occupations(s) During Past 5 Year	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships
Interested Directors
David N. Miller	47	Chair of the Board of Directors	2026	Class I Director since 2019	Head of Global Private Credit & Equity at Morgan Stanley and a member of IM operating committee since 2016	6	None
Jeffrey S. Levin	43	Chief Executive Officer and President, Director	2024	Class II Director since 2019	Chief Executive Officer and President of the Company since October 2019; Chief Executive Officer and President of the other MS BDCs since their formation; Co-Head of Morgan Stanley’s North America Private Credit Team; Co-Portfolio Manager of the Senior Loan Fund investment strategy; Partner at The Carlyle Group and President of TCG BDC, Inc. and TCG BDC II, Inc. from May 2016 to February 2019	6	None
Independent Directors
Bruce D. Frank	69	Director	2025	Class III Director since 2019	Retired	6	Landsea Homes Corp. since 2015
Adam Metz	62	Director	2025	Class III Director Since 2019	Head of International Real Estate and member of the Management Committee of The Carlyle Group from October 2013 to April 2018	6	Seritage Growth Properties (NYSE: SRG) since March 2022; Hammerson PLC since July 2019
Joan Binstock	69	Director	2024	Class II Director Since 2019	Senior Advisor at Lovell Minnick Partners, LLC since July 2018; Partner at Lord, Abbett & Co. LLC from 2000 to March 2018, including positions as Chief Operating Officer and Chief Financial Officer	6	Confluence Technologies, Inc. since April 2023; The 2023 ETF Series Trust since 2023; Brown Brothers Harriman US Mutual Funds since September 2019; KKR Real Estate Select Trust, Inc. since August 2020
Kevin Shannon	68	Director	2026	Class I Director since 2019	Chief Financial Officer of the Harvard Management Company, Inc. from September 2009 to April 2020, a member of its Operating Committee from September 2009 to December 2018 and chair of its Valuation Committee from June 2015 to December 2017	6	None

(1)	The “Fund Complex” consists of the Company, SL Investment Corp., or SLIC, T Series Middle Market Loan Fund LLC, or T Series, North Haven Private Income Fund LLC, or NH PIF, North Haven Private Income Fund A LLC, or NH PIF A, and LGAM Private Credit LLC, or LGAM, each a MS BDC that has the same investment adviser as the Company.

Executive Officers Who Are Not Directors

Name	Age	Position(s) held with the Company	Officer Since
Orit Mizrachi	51	Chief Operating Officer	2019
Michael Occi	39	Chief Administrative Officer	2023
David Pessah	38	Chief Financial Officer	2023
Gauranga Pal	45	Chief Compliance Officer	2023

Biographical Information

Directors

The Board of Directors has determined that each of the Directors is qualified to serve as our Director, based on a review of the experience, qualifications, attributes and skills of each Director, including those described below. The Board of Directors has determined that each Director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our Directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. For the purposes of this prospectus, our directors have been divided into two groups — Independent Directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director.

Interested Directors

Jeffrey S. Levin has served as our Chief Executive Officer, President and a member of the Board of Directors since October 2019. Mr. Levin is Co-Head of Morgan Stanley’s North America Private Credit team, where he serves on the Investment Committee and is the Portfolio Manager and the Head of Direct Lending. Mr. Levin serves as Chief Executive Officer, President and a member of the board of directors of each of the other MS BDCs. Mr. Levin also serves as Co-Portfolio Manager of the Senior Loan Fund investment strategy. Prior to rejoining IM in February 2019, Mr. Levin was a Partner and Managing Director at The Carlyle Group and a part of the management team for The Carlyle Group’s Direct Lending Platform. In addition, Mr. Levin served as President of the firm’s BDCs from May 2016 to February 2019. From 2012 to May 2016, Mr. Levin served as the Head of Origination for The Carlyle Group’s Direct Lending platform. Prior to joining The Carlyle Group in 2012, Mr. Levin was a founding member of the MS Private Credit platform, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley, where he was responsible for originating and executing high yield bond and leveraged loan transactions. Mr. Levin received a B.B.A. from Emory University. Mr. Levin’s investing experience and experience as a senior officer of other BDCs led our Nominating and Corporate Governance Committee to conclude that Mr. Levin is qualified to serve as a Director.

David N. Miller has served as the Chair of the Board of Directors since October 2019. Mr. Miller is the Head of Global Private Credit & Equity at Morgan Stanley and a member of the IM operating committee. He also serves as the chair of the board of directors of each of the other MS BDCs. Mr. Miller joined Morgan Stanley in August 2016 and has over 24 years of investing experience. Prior to joining Morgan Stanley, from 2012 to January 2016, Mr. Miller was the President and Chief Executive Officer of Silver Bay Realty Trust Corp., or Silver Bay, a publicly traded real estate investment trust he co-founded in 2011 to capitalize on the significant dislocation in the residential housing market. Prior to Silver Bay, Mr. Miller was a Managing Director at Pine River Capital Management and Two Harbors Investment Corp. where he focused on investment strategy and new business development. During the global financial crisis (2008 – 2011), Mr. Miller served in various roles at the U.S. Department of Treasury, or the Treasury, including as the Chief Investment Officer of the Troubled Asset Relief Program where he created complex crisis response investment programs and managed its $700 billion portfolio. Prior to Treasury, Mr. Miller held various investment roles, including as a portfolio manager at HBK Investments and in the Special Situations Group at Goldman Sachs & Co., where he focused on opportunistic investments in public and private debt and equity. Mr. Miller received an M.B.A. from Harvard Business School and a B.A. magna cum laude in Economics from Dartmouth College where he was elected to Phi Beta Kappa. Mr. Miller’s investing experience and experience as a senior officer of several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Miller is qualified to serve as a Director.

Independent Directors

Joan Binstock has served as a member of our Board of Directors and Chair of our Nominating and Corporate Governance Committee since October 2019. Ms. Binstock also serves as a member of the board of directors and the Chair of the Nominating and Corporate Governance Committee of each of the other MS BDCs.

Ms. Binstock serves as an Advisor at Lovell Minnick Partners, LLC since July 2018, where she is responsible for assisting the firm on deal and operational due diligence activities across all portfolio companies. In addition, she has been a director of the Brown Brothers Harriman US Mutual Funds since September 2019, a member of the board of directors and the Audit Chair of KKR Real Estate Select Trust, Inc., a closed-end management investment company, since August 2020, a member of the board of directors of Confluence Technologies, Inc. since April 2023 and a member of the board of directors and Audit Chair of The 2023 ETF Series Trust since 2023. Ms. Binstock served as a Director of SimCorp A/S from April 2018 to March 2023. Ms. Binstock was a Partner at Lord, Abbett & Co. LLC from 2000 to March 2018, where she served as the Chief Operating Officer and Chief Financial Officer. Previously, Ms. Binstock was the Chief Operating Officer at Morgan Grenfell Asset Management. Prior to that, she was a Principal and National Director of the Regulatory and Risk Management Practice at Ernst & Young LLP, the Chief Administrative Officer at BEA/Credit Suisse, and the Chief Administrative Officer of the Capital Markets Group at Goldman Sachs. She served as a Member of the Association of Institutional Investors Board of Directors, was a Director of the Securities Industry and Financial Markets Association, and was a Member of the Global Board of Managers of Omgeo LLC until January 2018. Ms. Binstock is on the board of the Greyston Foundation and on the Advisory Council of NY/NJ Year Up, both of which are nonprofit organizations. Ms. Binstock is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton. Ms. Binstock’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Ms. Binstock is qualified to serve as a Director.

Bruce D. Frank has served as a member of the Board of Directors and Chair of the Audit Committee since October 2019. Mr. Frank also serves as a member of the board of directors and Chair of the Audit Committee of each of the other MS BDCs and as a member of the board of directors of Landsea Homes Corporation (f/k/a Landsea Holdings Corporation), where he has served on the board of directors since January 2015 and is currently serving as the Lead Independent Director, chair of the Audit Committee and a member of the Nominating and Governance and Compensation Committees. Mr. Frank previously served on the board of directors of VEREIT, Inc., a real estate operating company, from July 2014 to March 2017 and the board of directors of ACRE Realty Investors Inc., a real estate investment and operating company, from November 2014 to December 2018. Mr. Frank was a Senior Partner at Ernst & Young LLP’s real estate practice within the assurance service line from April 1997 through June 2014. Prior to joining Ernst & Young LLP, Mr. Frank worked at KPMG LLP, a public accounting firm, for 17 years. He has over 35 years of experience providing assurance services to prominent public and private owners, investors and developers, both domestically and globally. His extensive experience has included working on initial public offerings and assisting acquirers in consummating acquisition transactions. Mr. Frank received a Bachelor of Science degree in Accounting from Bentley College, is a member of the American Institute of Certified Public Accountants and is a Certified Public Accountant in the State of New York. Mr. Frank’s past experience as an accountant led our Nominating and Corporate Governance Committee to conclude that Mr. Frank is qualified to serve as a Director.

Adam Metz has served as a member of the Board of Directors since October 2019. Mr. Metz also serves as a member of the board of directors of each of the other MS BDCs. Mr. Metz has spent over 30 years in the real estate industry. Mr. Metz has served as a director of Hammerson PLC, a British property company, since July 2019. He also serves as chairman of the board of Seritage Growth Properties (NYSE: SRG), a national owner and developer of retail, residential and mixed use properties. Mr. Metz joined The Carlyle Group in October 2013 where he served as Head of International Real Estate and a member of the Management Committee until April 2018. Prior to his tenure at Carlyle, he was a Senior Advisor to Texas Pacific Group Capital’s, or TPG, Real Estate Group. Prior to his role at TPG, Mr. Metz was the Chief Executive Officer of General Growth Properties and led the company through one of the largest and most successful bankruptcy and restructurings in real estate investment trust, or REIT, history. Previously, Mr. Metz co-founded Polaris Capital, LLC, a real estate investment firm. Mr. Metz also served as Executive Vice President and Chief Investment Officer of Rodamco, North America, and President and Chief Financial Officer of Urban Shopping Centers. Prior to these roles, Mr. Metz was a Vice President in the Capital Markets group of JMB Realty, and in the Commercial Real Estate Lending Group at The First National Bank of Chicago as a Corporate Lending Officer. Mr. Metz has served on the advisory boards of the real estate programs at both Cornell University and Northwestern University and on the Smithsonian’s Hirshhorn Museum and Sculpture Garden Board of Trustees in Washington, DC, where he serves as Vice Chair. Previously, Mr. Metz served as an independent director on numerous boards including Galata Acquisition Corp., from June 2021 to July 2023, Forest City Enterprises from April 2018 to December 2018, Parkway Properties, Aliansce Shopping Centers S.A., AMLI Residential Properties Trust, Bally Total Fitness Holding Corp., and Chia’sso Acquisition LLC. Mr. Metz received his Bachelor’s degree from Cornell University, and a Masters of

Management degree from Northwestern University. Mr. Metz’s investing experience and experience as a senior executive officer in several real estate companies led our Nominating and Corporate Governance Committee to conclude that Mr. Metz is qualified to serve as a Director.

Kevin Shannon has served as a member of the Board of Directors since October 2019 and Chair of the Compensation Committee since September 2023. Mr. Shannon also serves as a member of the board of directors of each of the other MS BDCs. Mr. Shannon also serves on the Advisory Committee of Efferent Health, LLC., a private healthcare startup venture in the medical imaging and data base management field. Mr. Shannon previously served as the Chief Financial Officer of the Harvard Management Company, Inc., the investment advisor for Harvard University’s general investment account, from September 2009 to April 2020. Mr. Shannon served on the Operating Committee from September 2009 to December 2018 and chaired the Valuation Committee from June 2015 to December 2017. In addition, since December 2016, he has overseen both investment and operations of Harvard University’s Trust & Gifts Group. Prior to joining Harvard Management Company, Inc., Mr. Shannon was the Chief Financial Officer and an Executive Vice President at Moore Capital Management, LLC, a large multi-strategy private investment company, where he worked for 15 years. During his tenure he was responsible for all treasury functions and served as a member of the board of directors, Risk Committee, and Valuation Committee. Mr. Shannon served two consecutive terms on the board of directors of the Managed Funds Association, a group representing the global alternative investment industry and its investors and was a member of its Executive Committee as Vice Chairman and Treasurer. Prior to Moore Capital Management, LLC, he was a senior executive at Lehman Brothers where he served as Senior Vice President and Chief Financial Officer of Lehman’s derivative products subsidiary and earlier as Director of Firm Trading Accounting and Controls. Prior to joining Lehman Brothers, Mr. Shannon began his career as an auditor at KPMG LLP, serving financial services clients. Mr. Shannon served a two-year tenure as a part time adjunct lecturer with Baruch College’s Department of Accounting. Mr. Shannon takes an active role in his community; he currently serves on the board and is a former member of the Audit and Executive Committees of Help for Children, and he is a member of the Boston Economics Club. Mr. Shannon received his Bachelor of Science degree, magna cum laude, from New York University and an M.B.A. from Fairleigh Dickinson University. Mr. Shannon’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Shannon is qualified to serve as a Director.

Executive Officers Who Are Not Directors

Orit Mizrachi was appointed as our Chief Operating Officer in October 2019. Ms. Mizrachi also serves in the same capacity for each of the other MS BDCs. Ms. Mizrachi has been a Managing Director of IM since January 2023 and previously served as an Executive Director of IM from April 2019 to December 2022. Prior to joining Morgan Stanley in April 2019, Ms. Mizrachi held various senior positions at The Carlyle Group from 2010 to 2018, including the Chief Operating Officer of the direct lending platform and The Carlyle Group’s BDCs as well as serving as interim Chief Financial Officer of The Carlyle Group’s BDCs from September 2014 through March 2015. Prior to joining The Carlyle Group in 2010, Ms. Mizrachi worked in the hedge fund industry as a chief financial officer and controller. Ms. Mizrachi started her career in public accounting as an auditor. Ms. Mizrachi has a Bachelor of Science in Accounting.

Michael Occi was appointed as our Chief Administrative Officer in January 2023. Mr. Occi also serves in the same capacity for each of the other MS BDCs. Mr. Occi has been a Managing Director of IM since April 2022. Mr. Occi joined Morgan Stanley in 2006. Prior to joining IM, Mr. Occi served as Head of Financial Institutions Equity Capital Markets between May 2019 and April 2022. Previously, Mr. Occi held a variety of other roles within Equity Capital Markets as well as in the financial institutions coverage areas in Fixed Income Capital Markets and in the Investment Banking Division. Mr. Occi graduated magna cum laude from Georgetown University, with a BA in Finance and Accounting.

David Pessah was appointed as our Chief Financial Officer in December 2023. Mr. Pessah also serves in the same capacity for each of the other MS BDCs. Mr. Pessah has been a Managing Director of IM since December 2023. Prior to joining Morgan Stanley, Mr. Pessah held various positions at Goldman Sachs from September 2010 to November 2023, most recently as the Chief Financial Officer, Treasury and Chief Accounting Officer of its business development company complex within Goldman Sachs’ Private Credit group. Pessah started his career in September 2007 at Ernst & Young LLP as an auditor in their financial services group. Mr. Pessah received his Bachelor of Science in Accounting from the University of Delaware and his MBA in Finance from Baruch College.

Gauranga Pal was appointed as our Chief Compliance Officer in May 2023. Mr. Pal also serves in the same capacity for the MS BDCs. In addition, Mr. Pal serves as Executive Director of IM. Mr. Pal joined IM in 2023. Prior to joining Morgan Stanley, Mr. Pal served as a Managing Director and Head of Investments Compliance of Blue Owl Capital where he served as from March 2021 to February 2023. Prior to Blue Owl Capital, Mr. Pal held various positions at Goldman Sachs between January 2005 to February 2021, most recently a Vice President and Senior Compliance Officer. Mr. Pal received his bachelor of technology in Chemical Engineering from the Indian Institute of Technology Kanpur and his MBA from the City University of New York.

Board of Directors Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement and reviews the performance of our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an Independent Director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.

Presently, David N. Miller serves as the Chair of our Board of Directors. Mr. Miller is an “interested person” as defined in Section 2(a)(19) of the 1940 Act of us, and therefore, is an interested director. We believe that Mr. Miller’s extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chair of our Board of Directors. We believe that we are best served through this leadership structure, as Mr. Miller’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chair of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which is comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board of Directors and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum, (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time we incur indebtedness, and we generally must invest at least 70% of our total assets in “qualifying assets.” In addition, we are not generally permitted to invest in any portfolio companies in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our Board of Directors.

Audit Committee

The members of the Audit Committee are Ms. Binstock, Messrs. Frank, Metz and Shannon, each of whom is financially literate, is an Independent Director, and meets the independence requirements of Rule 10A(m)(3) of the Exchange Act. Mr. Frank serves as Chair of the Audit Committee. Our Board of Directors has determined that Ms. Binstock and Messrs. Frank, Metz and Shannon are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee. The Audit Committee charter is available on our website at www.msdl.com. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of certain of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Ms. Binstock, Messrs. Frank, Metz and Shannon, each of whom is an Independent Director. Ms. Binstock serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors. The Nominating and Corporate Governance Committee charter is available on our website at www.msdl.com.

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board of Directors by our stockholders at the annual stockholder meeting, selecting qualified nominees to fill any vacancies on our Board of Directors or a committee of the Board of Directors (consistent with criteria approved by our Board of Directors), developing and recommending to our Board of Directors a set of corporate governance principles applicable to us and overseeing the evaluation of our Board of Directors and our management.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses director diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively, including concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Compensation Committee

The members of our Compensation Committee are Ms. Binstock, Messrs. Frank, Metz and Shannon, each of whom is an Independent Director. Mr. Shannon serves as Chair of the Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our Board of Directors. The Compensation Committee charter is available on our website at www.msdl.com. The Compensation Committee will be responsible for determining, or recommending to the Board of Directors for determination, the compensation paid directly by the Company, if any, to the Company’s chief executive officer and all other executive officers of the Company. The Compensation Committee will also assist the Board of Directors with matters related to compensation generally. As none of the Company’s executive officers currently is compensated directly by the Company, the Compensation Committee will not produce and/or review a report on executive compensation practices.

Compensation and Insider Participation

Compensation of Independent Directors

Upon the completion of this offering, the Independent Directors will receive an annual fee of $125,000 (prorated for any partial year) and an additional fee of $15,000 per year for the chair of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket expenses for each Independent Director incurred in connection with fulfillment of his or her duties as Independent Director.

The Independent Directors review their own compensation and recommend to the Board of Directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board of Directors determines the compensation of the Independent Directors.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2022. No compensation is paid by the Company to any interested director of the Company.

	Total Compensation from the Company(1)	Total Compensation from the Fund Complex(2)
Joan Binstock	$87,500	$262,500
Bruce D. Frank	$95,000	$287,500
Kevin Shannon	$87,500	$262,500
Adam Metz	$87,500	$262,500
(1)

Prior to the completion of this offering, the Independent Directors receive: (i) an annual fee of $75,000 (prorated for any partial year), (ii) $2,000 for each in-person Board of Directors meeting attended ($1,000 for each telephonic Board of Directors meeting), (iii) $1,000 for each in-person committee meeting attended ($500 for each telephonic committee meeting) not held on the same day as any regular meeting of the Board of Directors and (iv) an additional fee of $7,500 per year for the chair of the Audit Committee.

(2)	The “Fund Complex” consists of the MS BDCs.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. Any compensation paid for services relating to our financial reporting and compliance functions will be paid by the Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Indemnification Agreements

We have entered into indemnification agreements with our directors and officers. The indemnification agreements are intended to provide our directors and officers the maximum indemnification permitted under Delaware law and the 1940 Act and are generally consistent with the indemnification provisions of the Company’s certificate of incorporation and bylaws. Each indemnification agreement provides that we will indemnify the director or officer who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

Investment Committee

Our Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, including the MS BDCs. The Adviser has established the Investment Committee to be responsible for the Company’s investment decisions and it is comprised of senior investment professionals of IM and is chaired by our Chief Executive Officer and President and member of our Board of Directors, Jeffrey S. Levin, who we consider to be our portfolio manager. The Investment Committee also serves as the investment committee for the other MS BDCs. All investment decisions are reviewed and approved by the Investment Committee, which has principal responsibility for approving new investments and overseeing the management of existing investments.

With over an average of over 23 years of experience, the members of the Investment Committee have significant investing, leveraged finance and risk management experience and provide valuable diligence insights to the Investment Team. The Investment Team leverages the broad experience-set of the Investment Committee to evaluate transactions and develop a framework for seeking appropriate risk-adjusted returns and risk mitigation strategies for target investments.

The members of the Investment Committee are: David N. Miller, Jeffrey S. Levin, Jeffrey Day, Kunal Soni, David Kulakofsky, Sean Sullivan, Ashwin Krishnan, Henry ‘Hank’ D’Alessandro, Toby Norris and Peter Ma.

Biographies of Investment Committee Members

For biographical information of Messrs. Miller and Levin, see “Management — Interested Directors.”

Jeffrey Day   Mr. Day is a Managing Director of Morgan Stanley, Head of Direct Lending Capital Markets and Business Development and a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Mr. Day joined Morgan Stanley in 2019 and is a Managing Director at IM. He brings more than 24 years of relevant middle-market private credit investing and leveraged finance experience. Prior to joining Morgan Stanley, Mr. Day was a Managing Director at Madison Capital Funding and was involved in sponsor coverage, capital markets, and fundraising. Prior to Madison Capital, he worked in various underwriting, portfolio management, capital markets and relationship management roles at JP Morgan Chase, CapitalSource Finance and GE Capital. Mr. Day earned a BBA in Finance from the Goizueta Business School at Emory University and his MBA in Finance and Management & Strategy from the J.L. Kellogg School of Management at Northwestern University.

Kunal Soni   Mr. Soni is a Managing Director of Morgan Stanley, Head of Direct Lending — Western Region, Head of Direct Lending Technology and a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Prior to joining MS Private Credit in December 2019, Mr. Soni was Head of the Western Region and Head of the Technology vertical for The Carlyle Group’s Direct Lending strategy from 2015 to 2019. Before joining The Carlyle Group, Mr. Soni was Head of the Western Region for Medley Management, or Medley, from September 2013 to February 2015. Prior to Medley, Mr. Soni was a Founding Partner and Head of the Western Region for THL Credit (the credit affiliate of THL Partners) from 2007 to 2012. Mr. Soni and two other Partners spun off from Bison Capital Asset Management, a structured equity firm focused only on non-sponsored companies, to launch THL Credit in July 2007 (THL Credit went public in April 2010 on the Nasdaq under the ticker symbol “TCRD”). Prior to THL Credit / Bison Capital, Mr. Soni served in the Investment Banking division of J.P. Morgan and Audit and Transaction Services Group of KPMG LLP. Mr. Soni earned his BA from Emory University.

David Kulakofsky   Mr. Kulakofsky is a Managing Director of Morgan Stanley, Head of Direct Lending Underwriting and Portfolio Management and a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Prior to joining MS Private Credit in April 2020, Mr. Kulakofsky was Head of Madison Capital Funding’s Software & Technology Services team and a member of Madison’s Investment Committee. Mr. Kulakofsky joined Madison Capital at its inception in 2001 as an Associate and was a Vice President and Underwriting Team Leader before transitioning to an origination role in 2007. Prior to joining Madison Capital, Mr. Kulakofsky was an Analyst in the Investment Banking group at Robert W. Baird & Co., focusing primarily on industrial M&A transactions. Mr. Kulakofsky earned a B.A. in Economics with a minor in Sociology from

Northwestern University and an MBA in Analytical Finance from the J.L. Kellogg School of Management at Northwestern University.

Sean Sullivan   Mr. Sullivan is a Managing Director of Morgan Stanley, Head of Direct Lending Origination and a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Prior to joining MS Private Credit in June 2020, Mr. Sullivan was a Managing Director at Antares Capital, responsible for originating, structuring, and executing private credit investments. Before Antares, Mr. Sullivan was a Managing Director at Solar Capital. Prior to Solar Capital, Mr. Sullivan was a Senior Vice President of Originations at GE Capital focused on the TMT vertical. He also held capital markets structuring and finance positions at GE Capital. Mr. Sullivan graduated from the University of North Carolina — Chapel Hill.

Ashwin Krishnan   Mr. Krishnan is Co-Head of North America Private Credit and a Co-Portfolio Manager of the Opportunistic Credit strategy at Morgan Stanley, a Managing Director of Morgan Stanley and a Co-Portfolio Manager of the North Haven Credit Partners strategy. He joined Morgan Stanley in 2003 and has more than 22 years of experience. Prior to joining Morgan Stanley, Mr. Krishnan was in the Communications Investment Banking group at UBS. Mr. Krishnan holds an M.S. in Engineering from Columbia University and a B.S. in Industrial Engineering from Bangalore University, India.

Henry ‘Hank’ D’Alessandro   Mr. D’Alessandro is a Managing Director of Morgan Stanley, Vice Chair of MS Private Credit, Co-Portfolio Manager and Chief Investment Officer of North Haven Credit Partners II and III, and Co-Portfolio Manager and Chief Investment Officer of the Senior Loan Fund investment strategy. He brings more than 31 years of private credit investing and leveraged finance experience. Mr. D’Alessandro is Head of Credit Partners’ Investment and Valuation Committees and is a member of Morgan Stanley’s Private Credit & Equity Executive Committee. He is based in New York. Mr. D’Alessandro joined Morgan Stanley in 1997 and most recently was Vice Chairman of North American Leveraged and Acquisition Finance and Head of U.S. Financial Sponsor Leveraged Finance. Prior to joining Morgan Stanley, he was a Vice President at Chase Securities, Inc. and an Audit Manager at KPMG Peat Marwick. Mr. D’Alessandro holds a B.S., magna cum laude, from Seton Hall University and an MBA from Cornell University. He serves as Vice Chairman of the Seton Hall University Board of Regents. Mr. D’Alessandro is on the board of directors of Strata Worldwide.

Toby Norris   Mr. Norris is Chief Operating Officer and Head of Risk Management for Private Investing at IM. Mr. Norris joined Morgan Stanley in 2011 and risk management experience. Prior to this role Mr. Norris was the head of risk for Merchant Banking and Real Estate Investing. Prior to joining the Firm, Mr. Norris was a senior risk executive at Bank of America Merrill Lynch responsible for managing all credit risk exposure to large corporate borrowers in North America in the general industrials, gaming, sports and other sectors. From 2005 to 2008, Mr. Norris held a series of management positions in Global Risk Management at Merrill Lynch, and was a Managing Director with responsibility for global capital commitments prior to the merger with Bank of America. From 1997 to 2005, Mr. Norris was a leveraged finance and media banker at Merrill Lynch. Mr. Norris received a B.A. in economics from Trinity College and an M.B.A. from the Massachusetts Institute of Technology.

Peter Ma   Mr. Ma is a Managing Director of Morgan Stanley, a member of the executive team for the Credit Partners strategy. Prior to joining MS Private Credit in 2021, Mr. Ma was a Partner and Managing Director at Colbeck Capital, responsible for sourcing opportunities and leading investment execution, including diligence, documentation, and portfolio management. Before Colbeck, Mr. Ma was an investment banker at MESA Securities where he advised media and entertainment companies on mergers, acquisitions, and capital raising, with a focus on structured solutions. Mr. Ma graduated from Harvard University with a Bachelor of Arts in Economics.

The foregoing lists of personnel may not be complete lists and are subject to change, at any time, at the discretion of the Adviser, and no assurance can be given that such personnel will remain in their current positions or retain their current functions with regard to the platform or the Company. Also, the Adviser may change the scope of senior management, portfolio management or the Investment Committee’s responsibilities from time to time, or may conduct periodic portfolio reviews through other internal management committees within guidelines and constraints approved by the Investment Committee. The Adviser undertakes no obligation to update the foregoing description relating to senior management, portfolio management or the Investment Committee in the event of a change in personnel or in the scope of responsibilities.

The members of the Investment Committee do not receive any direct compensation from the Company. As of December 1, 2023, Mr. Levin, our portfolio manager, has principal responsibility for approving new investments and overseeing the management of the existing investments of the MS BDCs, which include the Company, SLIC, T Series, NH PIF, NH PIF A and LGAM and which MS BDCs had $13.6 billion in committed capital and advisory fees based on performance, with the exception of SLIC which does not have advisory fees based on performance, and 3 pooled investment vehicles which had $0.85 billion in committed capital and advisory fees based on performance. He also has shared responsibility for approving new investments and overseeing the management of the existing investments for 2 pooled investment vehicles which had $0.79 billion in committed capital and advisory fees based on performance. Committed capital includes fee-paying capital committed since inception and committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts with exception for funds past their investment period, where committed capital is calculated as invested capital.

Equity Owned by Portfolio Manager

The following table sets forth the dollar range of equity securities of the Company beneficially owned by our portfolio manager based on the net asset value per share of the Company’s Common Stock as of September 30, 2023.

Dollar Range of Common Stock Beneficially Owned in the Company
Jeffrey S. Levin	Over $100,000
(1)	The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

Beneficial Ownership of Directors

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of September 30, 2023.

	Dollar Range of Common Stock Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund Complex(1)(2)
Interested Directors
David N. Miller	Over $100,000	Over $100,000
Jeffrey S. Levin	Over $100,000	Over $100,000
Independent Directors
Joan Binstock	Over $100,000	Over $100,000
Bruce D. Frank	$50,001 – $100,000	$50,001 – $100,000
Kevin Shannon	Over $100,000	Over $100,000
Adam Metz	Over $100,000	Over $100,000

(1)	The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of September 30, 2023, multiplied by the Company’s net asset value per share as of September 30, 2023.

SENIOR SECURITIES

Information about the Company’s senior securities is shown as of the dates indicated in the below table. This information about the Company’s senior securities should be read in conjunction with the Company’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” The report of our independent registered public accounting firm on the senior securities table as of December 31, 2022, December 31, 2021 and December 31, 2020 is attached as an exhibit to the registration statement of which this prospectus is a part.

			Involuntary
	Total Amount		Liquidating	Average
	Outstanding Exclusive of	Asset Coverage	Preference	Market Value
Class and Period	Treasury Securities(1)	per Unit(2)	per Unit(3)	per Unit
	($in thousands)	($in thousands)
2025 Notes
September 30, 2023 (unaudited)	$275,000	1,859	—	N/A(4)
December 31, 2022	$275,000	1,912	—	N/A(4)
2027 Notes
September 30, 2023 (unaudited)	$425,000	1,859	—	N/A(4)
December 31, 2022	$425,000	1,912	—	N/A(4)
Truist Credit Facility
September 30, 2023 (unaudited)	$680,252	1,859	—	N/A(4)
December 31, 2022	$432,254	1,912	—	N/A(4)
December 31, 2021	$476,000	1,951	—	N/A(4)
BNP Funding Facility
September 30, 2023 (unaudited)	$345,000	1,859	—	N/A(4)
December 31, 2022	$400,000	1,912	—	N/A(4)
December 31, 2021	$463,500	1,951	—	N/A(4)
December 31, 2020	$0	—	—	N/A(4)
CIBC Subscription Facility
September 30, 2023 (unaudited)	$—	—	—	N/A(4)
December 31, 2022	$—	—	—	N/A(4)
December 31, 2021	$310,350	1,951	—	N/A(4)
December 31, 2020	$333,850	1,903	—	N/A(4)
December 31, 2019	$0	—	—	N/A(4)
(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “ — ” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading on a stock exchange.

MANAGEMENT AGREEMENTS

Our Investment Adviser

Morgan Stanley launched its private credit platform in 2010. The private credit platform includes dedicated strategies targeting different credit products, asset yields and issuer sizes, resulting in a platform that we believe is well positioned to provide scale and flexible financing solutions to borrowers, maximizes deal origination and enhances the ability to generate attractive risk adjusted returns for our stockholders. These strategies include U.S. private credit (referred to herein as MS Private Credit), European private credit and tactical credit.

Our Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, such the MS BDCs.

For more information regarding our Adviser, including its investment professionals, history, and primary area of focus, see “Business — The Adviser.”

Investment Advisory Agreement

We entered into the Original Investment Advisory Agreement with our Adviser and will enter into the Investment Advisory Agreement in connection with this offering. Pursuant to the Investment Advisory Agreement with our Adviser, we pay our Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. As a part of the Investment Advisory Agreement, we agreed to reimburse the Adviser for certain expenses it incurs on our behalf. The Investment Advisory Agreement was approved on September 11, 2023, as described further below under “Board Approval of the Investment Advisory Agreement.” The Investment Advisory Agreement will remain in effect from year-to-year if approved annually by our Board of Directors or our stockholders, including, in each case, a majority of the Independent Directors.

Base Management Fee

The base management fee is calculated at an annual rate of 1.0% of our average gross assets at the end of the two most recently completed calendar quarters, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. Base management fees for any partial month or quarter will be appropriately pro-rated.

Our Adviser has agreed to irrevocably waive its right to receive the base management fee in excess of 0.75% of the average value of our gross assets during the Waiver Period.

The Adviser and its affiliates, at their own expense and out of their own assets, may make payments to, or enter into arrangements with, financial intermediaries or other persons in consideration of services, arrangements, significant investments in shares of our Common Stock or other activities that the Adviser and its affiliates believe may, among other things, benefit our business, facilitate investment in our Common Stock or otherwise benefit our stockholders. Payments of the type described above are sometimes referred to as profit-sharing payments.

Incentive Fee

We also pay the Adviser an incentive fee consisting of two parts. The first part is determined and paid quarterly based on our pre-incentive fee net investment income and is subject to the Incentive Fee Cap and the second part is determined and payable in arrears based on net capital gains as of the end of each calendar year or upon termination of the Investment Advisory Agreement.

Income Incentive Fee

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Administration Agreement, any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Our Adviser is not obligated to return to us the incentive fee it receives on PIK interest that is later determined to be uncollectible in cash.

The income incentive fee will be calculated and payable quarterly in arrears based on the Company’s aggregate pre-incentive fee net investment income in respect of (1) for the First Calendar Quarter, the First Calendar Quarter and (2) commencing with the quarter ending June 30, 2024, the Trailing Twelve Quarters.

For the First Calendar Quarter, pre-incentive fee net investment income shall be compared to a hurdle rate of 1.50% (6.0% annualized), and the Company shall pay the Adviser an incentive fee with respect to its pre-incentive fee net investment income as follows:

●	No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our aggregate pre-incentive fee net investment income for the First Calendar Quarter does not exceed the hurdle rate;
●	100% of the aggregate pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.8182% (7.2728% annualized). The portion of the pre-incentive fee net investment income that exceeds the hurdle rate but is less than 1.8182% is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of our pre-incentive fee net investment income as if the hurdle rate did not apply if pre-incentive fee net investment income exceeds 1.8182% in such First Calendar Quarter; and
●	17.5% of the pre-incentive fee net investment income, if any, that exceeds 1.8182% in the First Calendar Quarter (7.2728% annualized).

Commencing with the quarter ending June 30, 2024, pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters will be compared to a Hurdle Rate equal to the product of (i) the hurdle rate of 1.50% per quarter (6.0% annualized) and (ii) the sum of the our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Hurdle Rate will be calculated after making appropriate adjustments to our net asset value at the beginning of each applicable calendar quarter for all issuances by us of shares of our Common Stock, including issuances pursuant to its dividend reinvestment plan, and distributions during the applicable calendar quarter.

The income incentive fee for each quarter will be determined as follows:

●	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters does not exceed the Hurdle Rate in respect of the relevant Trailing Twelve Quarters;
●	100% of the aggregate pre-incentive fee net investment income with respect to the relevant Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than or equal to the Catch-Up Amount, which is determined on a quarterly basis by multiplying 1.8182% in any calendar quarter (7.2728% annualized) (or 1.7647% (7.0588% annualized) during the Waiver Period) by the net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Catch-Up Amount is meant to provide the Adviser with approximately 17.5% of the pre-incentive fee net investment income (or 15% during the Waiver Period) when the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters reaches the Catch-Up Amount in respect of the relevant Trailing Twelve Quarters; and
●	For any calendar quarter in which the aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters exceeds the Catch-Up Amount, the income incentive fee shall equal 17.5% (or 15% during the Waiver Period) of the amount of the aggregate pre-incentive fee net investment income, if any, that exceeds 1.8182% in any calendar quarter (7.2728% annualized) (or 1.7647% (7.0588% annualized) during the Waiver Period) in respect of the relevant Trailing Twelve Quarters.

Commencing with the quarter ending June 30, 2024, each incentive fee based on income will be subject to the Incentive Fee Cap. The Incentive Fee Cap in respect of any calendar quarter is an amount equal to 17.5% (or 15% during the Waiver Period) of the

Cumulative Pre-Incentive Fee Net Return (as defined below) during the Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to our Adviser in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

“Cumulative Pre-Incentive Fee Net Return” (A) during the First Calendar Quarter, the sum of Pre-Incentive Fee Net Investment Income in the First Calendar Quarter and (B) during the relevant Trailing Twelve Quarters, the sum of (x) Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters and (y) Adjusted Capital Returns (as defined below) in respect of the Trailing Twelve Quarters. If, in any calendar quarter, the Incentive Fee Cap is zero or a negative value, the Company shall pay no income incentive fee to the Adviser in respect of that quarter. If, in any calendar quarter, the Incentive Fee Cap is a positive value but is less than the incentive fee calculated as described above, the Company shall pay the Adviser the Income Incentive Fee Cap in respect of such quarter. If, in any calendar quarter, the Incentive Fee Cap is equal to or greater than the incentive fee calculated as described above, the Company shall pay the Adviser the incentive fee in respect of such quarter.

“Adjusted Capital Returns” in respect of a particular period means the sum of aggregate realized losses and aggregate realized capital gains in respect of such period.

If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for the Adviser to surpass the hurdle rate and receive an incentive fee on such net investment income. PIK interest and OID will also increase our pre-incentive fee net investment income and make it easier to surpass the hurdle rate. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the base management fee.

The following is a graphical representation of the calculation of the Incentive Fee based on income:

Incentive Fee based on Income During the Waiver Period

Percentage of pre-incentive fee net income comprising the Incentive Fee based on Income

(expressed as an annualized rate of return on the value of net assets as of the beginning of each of the quarters included in the Trailing Twelve Quarters)

Incentive Fee based on Income After the Waiver Period

Percentage of pre-incentive fee net income comprising the Incentive Fee based on Income

(expressed as an annualized rate of return on the value of net assets as of the beginning of each of the quarters included in the Trailing Twelve Quarters)

Capital Gains Incentive Fee

Under the Investment Advisory Agreement, we pay the Adviser an incentive fee on capital gains calculated and payable in arrears in cash as of the end of each calendar year or upon the termination of the Investment Advisory Agreement in an amount equal to 17.5% of our realized capital gains, if any, on a cumulative basis from the date of our election to be regulated as a BDC through the end of a given calendar year or upon the termination of the Investment Advisory Agreement, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, or Cumulative Capital Gains. For the purpose of computing the incentive fee on capital gains, the calculation methodology looks through derivative financial instruments or swaps as if we owned the reference assets directly. Our Adviser has agreed to irrevocably waive any capital gains incentive fee above 15% during the Waiver Period

Our Board of Directors monitors the mix and performance of our investments over time and seeks to satisfy itself that the Adviser is acting in our interests and that our fee structure appropriately incentivizes the Adviser to do so.

Example 1: Income Related Portion of Incentive Fee under Investment Advisory Agreement:

Alternative 1 — Three Quarters under Investment Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Amount and Catch-up Amount

Assumptions

Stable net asset value (NAV) of $1.8 billion across all quarters with 1.0x leverage

Hurdle rate(1) = 1.5%

Catch-up Amount = 100% of pre-incentive fee net investment income that is greater than the hurdle amount but less than 1.8182%

Pre-incentive fee net investment income for each quarter = 5.0% (*)

No Adjusted Capital Returns each quarter

Assumes no other quarters in the applicable relevant Trailing Twelve Quarters

Incentive fee for first quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million

Hurdle Amount = Q1 NAV × 1.5% = $1.8 billion × 0.015 = $27.0 million

Excess Income Amount = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Hurdle Amount = $45.0 million — $27.0 million = $18.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $27.0 million (the Hurdle Amount) but less than 1.8182% × Q1 NAV, or $32.728 million. This Catch-up Fee Amount equals $5.727 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($45.0 million — $32.7 million) = $2.148 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $7.875 million

Income incentive fee previously paid during the relevant Trailing Twelve Quarters = none

Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Adjusted Capital Returns in respect of the relevant Trailing Twelve Quarters

Therefore Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters is greater than the income incentive fee and the cap is not applied

Incentive fee for second quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million + $45.0 million = $90.0 million

Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $3.6 billion × 0.015 = $54.0 million

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2) — Hurdle Amount = $90.0 million — $54.0 million = $36.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $54.0 million (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or $65.5 million. This Catch-up Fee Amount equals $11.455 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($90.0 million — $65.5 million) = $4.295 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $15.750 million

$7.875 million income incentive fee previously paid during the Trailing Twelve Quarters

Total income incentive fee payment for Q2 = income incentive fee payment — amount previously paid = $7.875 million

Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Adjusted Capital Returns in respect of the relevant Trailing Twelve Quarters

Therefore Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters is greater than income incentive fee and the cap is not applied

Incentive fee for third quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million + $45.0 million + $45.0 million = $135.0 million

Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $5.4 billion × 0.015 = $81.0 million

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3) — Hurdle Amount = $135.0 million — $81.0 million = $54.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $81.0 million (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3 NAV), or $98.2 million. This Catch-up Fee Amount equals $17.183 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($135.0 million — $98.2 million) = $6.443 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $23.625 million

$15.750 million income incentive fee previously paid during the Trailing Twelve Quarters

Total income incentive fee payment for Q3 = income incentive fee payment — amount previously paid = $7.875 million

Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Adjusted Capital Returns in respect of the relevant Trailing Twelve Quarters

Therefore Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters is greater than the income incentive fee and the cap is not applied

Alternative 2 — Three Quarters under Investment Advisory Agreement, in which Pre-Incentive Fee Net Investment Income does not meet the Hurdle Amount for one Quarter

Assumptions

Stable NAV of $1.8 billion across all quarters with 1.0x leverage

Hurdle rate(1) = 1.5%

Catch-up Amount = 100% of pre-incentive fee net investment income that is greater than the hurdle amount but less than 1.8182%

Pre-incentive fee net investment income for Q1 = 5.0% (*)

Pre-incentive fee net investment income for Q2 = 3.0% (*)

Pre-incentive fee net investment income for Q3 = 0.0% (*)

No Adjusted Capital Returns each quarter

Assumes no other quarters in the applicable relevant Trailing Twelve Quarters

Incentive fee for first quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million

Hurdle Amount = Q1 NAV × 1.5% = $1.8 billion × 0.015 = $27.0 million

Excess Income Amount = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Hurdle Amount = $45.0 million — $27.0 million = $18.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $27.0 million (the Hurdle Amount) but less than 1.8182% × Q1 NAV, or $32.7 million. This Catch-up Fee Amount equals $5.727 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($45.0 million — $32.7 million) = $2.148 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $7.875 million

No income incentive fee previously paid during the relevant Trailing Twelve Quarters

Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Adjust Capital Returns in respect of the relevant Trailing Twelve Quarters

Therefore Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters is greater than the income incentive fee and the cap is not applied

Incentive fee for second quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million + $27.0 million = $72.0 million

Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $3.6 billion × 0.015 = $54.0 million

Excess Income Amount = (aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2)) — Hurdle Amount — $72.0 million — $54.0 million = $18.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $54.0 million (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or $65.5 million. This Catch-up Fee Amount equals $65.5 million — $54.0 million, or $11.455 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($72.0 million — $65.5 million) = $1.145 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $12.600 million

$7.875 million income incentive fee previously paid during the relevant Trailing Twelve Quarters

Total income incentive fee payment for Q2 = income incentive fee payment — amount previously paid = $4.725 million

Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Adjusted Capital Returns in respect of the relevant Trailing Twelve Quarters

Therefore Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters is greater than the income incentive fee and the cap is not applied

Incentive fee for third quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million + $27.0 million + $0.0 million = $72.0 million

Hurdle Amount = Q1 NAV + Q2 NAV + Q3 NAV × 1.5% = $5.4 billion × 0.015 = $81.0 million

Catch-up Amount = 100% of pre-incentive fee net investment income that is greater than the hurdle amount but less than 1.8182%

Aggregate pre-incentive fee net investment income < Hurdle Amount. Therefore, no income incentive fee is payable for the quarter

Alternative 3 — Three Quarters under Investment Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Rate with Net Capital Losses

Assumptions

Stable net asset value (NAV) of $1.8 billion across all quarters with 1.0x leverage

Hurdle rate(1) = 1.5%

Catch-up Amount = 100% of pre-incentive fee net investment income that is greater than the hurdle amount but less than 1.8182%

Pre-incentive fee net investment income for each quarter = 5.0% (*)

Net Realized losses of 0.25% of NAV each in Q1, Q2 and Q3

Assumes no other quarters in the applicable relevant Trailing Twelve Quarters

Incentive fee for first quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million

Hurdle Amount = Q1 NAV × 1.5% = $1.8 billion × 0.015 = $27.0 million

Excess Income Amount = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Hurdle Amount = $45.0 million — $27.0 million = $18.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $27.0 million (the Hurdle Amount) but less than 1.8182% × Q1 NAV, or $32.7 million. This Catch-up Fee Amount equals $5.727 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($45.0 million — $32.7 million) = $2.148 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $7.875 million

Incentive Fee Cap = 17.5% of Cumulative Net Return during the Trailing Twelve Quarters

Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Adjusted Capital Returns during the relevant Trailing Twelve Quarters

Adjusted Capital Returns (losses) = $9.0 million

Cumulative Net Return = $45.0 million — $9.0 million = $36.0 million

Therefore Incentive Fee Cap = 17.5% × $36.0 million = $6.300 million. Since the Incentive Fee Cap ($6.300 million) is less than the income incentive fee ($7.875 million), the Incentive Fee Cap is applied and a $6.300 million income incentive fee is paid for the quarter

Incentive fee for second quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million + $45.0 million = $90.0 million

Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $3.6 billion × 0.015 = $54.0 million

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2) — Hurdle Amount = $90.0 million — $54.0 million = $36.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $54.0 million (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or $65.5 million. This Catch-up Fee Amount equals $11.455 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($90.0 million — $65.5 million) = $4.295 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $15.750 million

Total income incentive fee for Q2 = Catch-up Fee Amount + Post Catch-up Fee Amount — Q1 income incentive fee = $7.875 million

Incentive Fee Cap = 17.5% of Cumulative Net Return for the Trailing Twelve Quarters — income incentive fees previously paid for the Trailing Twelve Quarters

Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Adjusted Capital Returns in respect of the Trailing Twelve Quarters

Net Adjusted Capital Returns (losses) = $18.0 million Cumulative Net Return = $90.0 million — $18.0 million = $72.0 million

Therefore Incentive Fee Cap = (17.5% × $72.0 million) — $6.300 million = $6.300 million. Since the Incentive Fee Cap ($6.300 million) is less than the income incentive fee ($7.875 million), the Incentive Fee Cap is applied and a $6.300 million income incentive fee is paid for the quarter

Incentive fee for third quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $45.0 million + $45.0 million + $45.0 million = $135.0 million

Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $5.4 billion × 0.015 = $81.0 million

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3) — Hurdle Amount = $135.0 million — $81.0 million = $54.0 million

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $81.0 million (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3 NAV), or $98.2 million. This Catch-up Fee Amount equals $17.183 million

Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($135.0 million — $98.2 million) = $6.443 million

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $23.626 million

Total income incentive fee for Q3 = Catch-up Fee Amount + Post Catch-up Fee Amount — Q1 income incentive fee — Q1 income incentive fee = $7.875 million

Incentive Fee Cap = 17.5% of Cumulative Net Return for the Trailing Twelve Quarters — income incentive fees previously paid for the Trailing Twelve Quarters

Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Capital Loss in respect of the Trailing Twelve Quarters

Net Capital Loss = $27.0 million

Cumulative Net Return = $135.0 million — $27.0 million = $108.0 million

Therefore Incentive Fee Cap = (17.5% × $108.0 million) — $12.600 million previously paid during the Trailing Twelve Quarters = $6.300 million. Since the Incentive Fee Cap ($6.3 million) is less than the income incentive fee ($7.875 million), the Incentive Fee Cap is applied and a $6.300 million income incentive fee is paid for the quarter

(1)	Represents 6.0% annualized hurdle rate
*	Hypothetical Pre incentive fee net investment income is comprised of investment income net of cost of debt, management fees, other expenses and before incentive fees
**	Amount included in above example are rounded to the nearest 3 decimals in millions, where applicable

Administration Agreement

We entered into the Administration Agreement with our Administrator, who provides us with office space, office services and equipment. Under the Administration Agreement, our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, internal audit and investor relations, and being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, our internal control assessment under the Sarbanes-Oxley Act and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administration Agreement had an initial term of two years and continues thereafter from year to year if approved annually by our Board of Directors, which most recently approved the renewal of the Administration Agreement in August 2023.

Payments under the Administration Agreement are equal to an amount that reimburses our Administrator for its costs and expenses and our allocable portion of certain expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the compensation paid to our Chief Compliance Officer and Chief Financial Officer. Our Board of Directors, including our Independent Directors, reviews the allocable portion of certain expenses incurred by our Administrator in performing its obligations under the Administration Agreement to determine whether such expenses are reasonable and allocated appropriately among the Company and other funds sponsored or advised by the Administrator and its affiliates. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Additionally, we ultimately bear the costs of any sub-administration agreements that our Administrator enters into.

Our Administrator reserves the right to waive all or part of any reimbursements due from the Company at its sole discretion.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as an administrator for us, subject to the provisions of the 1940 Act.

In addition, our Administrator has, pursuant to a sub-administration agreement, engaged State Street, to act on behalf of our Administrator in the performance of certain other administrative services for us. We have also engaged State Street directly to serve as our custodian, transfer agent, distribution paying agent and registrar.

Board Approval of the Investment Advisory Agreement

Our Board of Directors determined at an in-person meeting held on September 11, 2023 to approve the Investment Advisory Agreement. In its consideration of the approval of the Investment Advisory Agreement, our Board of Directors focused on information it had received relating to, among other things:

●	the nature, quality and extent of the advisory and other services to be provided to us by our Adviser under the proposed Investment Advisory Agreement;
●	comparative data presented in materials distributed in advance of the meeting with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
●	our projected operating expenses and expense ratios, compared to BDCs with similar investment objectives;
●	any existing and potential sources of indirect income to our Adviser from its relationship with us and the profitability of that relationship;
●	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
●	the organizational capability and financial condition of our Adviser and its affiliates;

●	our Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions on behalf of us and the brokers’ provision of brokerage and research services to our Adviser; and
●	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

In connection with their consideration of the approval of the Investment Advisory Agreement, our Board of Directors gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision.

Based on the information reviewed and the discussion thereof, the Board of Directors, including a majority of the Independent Directors, determined that the Company should enter into the Investment Advisory Agreement in connection with this offering in order to amend and restate the Original Investment Advisory Agreement to reduce the base management fees and incentive fees that the Company will pay the Adviser following this offering and concluded that the investment advisory fee rates are reasonable in relation to the services provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders. The Company and the Adviser will enter into the Investment Advisory Agreement upon the completion of this offering. Other than the reduction of such fees following this offering, no changes were made to the Original Investment Advisory Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, we may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of the Independent Directors and, in some cases, the prior approval of the SEC. We have received the exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds advised and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

In addition, we and our Adviser have each adopted a Code of Ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such Code of Ethics’ requirements. Each Code of Ethics is filed as an exhibit to our Form 10-12G/A filed on November 19, 2019 and is available on the SEC’s website at www.sec.gov. A copy of the Code of Ethics is also posted on our website at www.msdl.com. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Investment Advisory Agreement

In October 2019, the Company’s Board of Directors, including a majority of the Independent Directors, approved the Original Investment Advisory Agreement between the Company and the Adviser, which was effective November 25, 2019 and was most recently approved by the Board of Directors in August 2023, in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the 1940 Act. On September 11, 2023, the Board of Directors approved the Investment Advisory Agreement which amended and restated the Original Investment Advisory Agreement and reduced the management fees and incentive fees that the Company will pay the Adviser following this offering. The Investment Advisory Agreement also incorporates a three year look-back provision and an Incentive Fee Cap. Otherwise, no material changes were made to the Original Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, we pay the Adviser a fee consisting of a base management fee and an incentive fee. See “Management Agreements — Investment Advisory Agreement.”

Administration Agreement

On October 14, 2019, the Company’s Board of Directors approved the Administration Agreement. The initial period of the Administration Agreement was two years. In November 2021, following approval by the Board of Directors, we renewed the Administration Agreement for an additional one-year term. The Administration Agreement was most recently renewed in August 2023. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to our Chief Compliance Officer and Chief Financial Officer. Reimbursement under the Administration Agreement occurs quarterly in arrears. See “Management Agreements — Administration Agreement.”

Expense Support and Waiver Agreement

On December 31, 2019, the Company entered into the Expense Support and Waiver Agreement with the Adviser. Under the terms of the Expense Support and Waiver Agreement, the Adviser agreed to waive any reimbursement by the Company of offering and organizational expenses to be incurred by the Adviser on behalf of the Company in excess of $1 million or 0.10% of the aggregate capital commitments of the Company, whichever is greater. If actual organization and offering costs incurred exceeded the greater of $1 million or 0.10% of the Company’s total capital commitments, the Adviser or its affiliate bears the excess costs. As of September 30, 2023, the Company had reimbursed the Adviser all organization and offering costs incurred and there were no organization and offering costs payable on the Consolidated Statements of Assets and Liabilities.

License Agreement

The Company entered into the License Agreement with Morgan Stanley under which Morgan Stanley Investment Management, Inc. has granted the Company a non-exclusive, royalty-free license to use the name “Morgan Stanley” for specified purposes in the Company’s business. Under the License Agreement, the Company has a right to use the “Morgan Stanley” name, subject to certain conditions, for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Morgan Stanley” name.

MS Credit Partners Holdings Investment

MS Credit Partners Holdings, Inc. fully funded its $200.0 million capital commitment to the Company as of October 4, 2023. As of September 30, 2023 and December 31, 2022, MS Credit Partners Holdings held approximately 11.7% and 11.9% of our outstanding shares of common stock, respectively. Morgan Stanley has no further capital, liquidity or other financial obligation to us.

Morgan Stanley & Co. Related Transactions

Morgan Stanley & Co. LLC, a wholly owned subsidiary of Morgan Stanley and an affiliate of the Adviser, served as an initial purchaser in connection with the private placement of the 2027 Notes and received fees of $213,000 under the purchase agreement entered into by the Company in connection with such private placement.

Morgan Stanley & Co. LLC served as a co-agent in connection with the private placement of our 2025 Notes and received fees of $137,500 under the Note Purchase Agreement entered into by the Company in connection with such private placement.

Morgan Stanley & Co. LLC is also serving as an underwriter of this offering and will receive certain underwriting fees in connection therewith. See “Underwriting” for more information.

Indemnification Agreements

We have entered into indemnification agreements with our directors and officers. The indemnification agreements are intended to provide our directors and officers the maximum indemnification permitted under Delaware law and the 1940 Act and are generally consistent with the indemnification provisions of the Company’s certificate of incorporation and bylaws. Each indemnification agreement provides that we will indemnify the Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.

The following table sets forth, as of December 12, 2023, information with respect to the beneficial ownership of shares of our Common Stock by:

●	each person known to us to beneficially own more than 5.0% of the outstanding shares of our Common Stock;
●	each of our directors and executive officers; and
●	all of our directors and executive officers as a group.

Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our Common Stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

The percentage ownership is based on 83,275,875 shares of Common Stock outstanding as of December 12, 2023. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o Morgan Stanley Direct Lending Fund, 1585 Broadway New York, NY 10036.

Our directors are divided into two groups - interested directors and Independent Directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and Independent Directors are all other directors.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
David N. Miller(2)	12,168.239	*
Jeffrey S. Levin	48,599.637	*
Independent Directors
Joan Binstock(3)	29,354.676	*
Bruce D. Frank(4)	2,944.979	*
Kevin Shannon	24,079.932	*
Adam Metz(5)	48,505.553	*
Executive Officers Who Are Not Directors
Orit Mizrachi	4,867.297	*
Michael Occi	—	—
David Pessah	—	—
Gauranga Pal	—	—
All Directors and Executive Officers as a Group (nine persons)		*
Beneficial Ownership of 5% or More:
MS Credit Partners Holdings Inc.(6)	9,727,311.271	11.68%
*	Represents less than one tenth of one percent.
(1)

For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than 5% of our common stock and each director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Mr. Miller is the owner of the MSSB C/F David Nathan Miller IRA, which owns the reported securities.
(3)

Ms. Binstock is the grantor and trustee of the Joan A Binstock Revocable Trust, which owns the reported securities. Ms. Binstock disclaims beneficial ownership of shares of common stock held by the Joan A Binstock Revocable Trust, except to the extent of her pecuniary interest therein.

(4)	Mr. Frank is the owner of the MSSB C/F Bruce Frank IRA, which owns the reported securities.
(5)

Mr. Metz is the settlor and trustee of the Adam Metz 2006 Trust, which owns the reported securities. Mr. Metz disclaims beneficial ownership of shares of common stock held by the Adam Metz 2006 Trust, except to the extent of his pecuniary interest therein.

(6)

MS Credit Partners Holdings Inc., a Delaware corporation, is a wholly-owned subsidiary of MS Holdings Incorporated, a Delaware corporation, which is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. The address of each of MS Credit Partners Holdings Inc., MS Holdings Incorporated, and Morgan Stanley is 1585 Broadway, New York, NY 10036. Morgan Stanley has no obligation, contractual or otherwise, to financially support the Company and the subscription agreement entered into by MS Credit Partners Holdings terminates as of the closing of this offering. Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2023 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Other than these investments, the Company’s only formal relationships with its portfolio companies are the significant managerial assistance that the Company may provide upon request.

The Board of Directors approved the valuation of the Company’s investment portfolio, as of September 30, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board of Directors, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements included in this prospectus.

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
Jonathan Acquisition Company	Irvine Technology Center, 250 Commerce Suite 100, Irvine, CA 92602	Aerospace & Defense	First Lien Debt	S +	5.00%	10.49%	12/22/2026		2,691	2,645	2,658
Mantech International CP	2251 Corporate Park Drive Herndon, VA 20171	Aerospace & Defense	First Lien Debt	S +	5.75%	11.12%	9/14/2029		356	350	356
Mantech International CP	2251 Corporate Park Drive Herndon, VA 20171	Aerospace & Defense	First Lien Debt	S +	5.75%	11.12%	9/14/2029		31	30	31
Mantech International CP	2251 Corporate Park Drive Herndon, VA 20171	Aerospace & Defense	First Lien Debt	S +	5.75%	11.12%	9/14/2028		—	(1)	—
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111	Aerospace & Defense	First Lien Debt	S +	6.25%	11.79%	4/22/2027		18,093	17,975	17,930
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111	Aerospace & Defense	First Lien Debt	S +	6.25%	11.79%	4/22/2027		18,218	17,968	18,053
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111	Aerospace & Defense	First Lien Debt	S +	6.25%	11.79%	4/22/2027		864	853	847
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace & Defense	First Lien Debt	S +	5.50%	10.89%	8/20/2027		10,876	10,723	10,764
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace & Defense	First Lien Debt	S +	5.50%	10.89%	8/20/2027		2,102	2,058	2,059
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace & Defense	First Lien Debt	S +	5.50%	10.89%	8/20/2027		—	(28)	(22)
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Datran 2 Suite 1801, Miami FL 33156	Air Freight & Logistics	First Lien Debt	S +	5.75%	11.29%	6/11/2027		14,299	14,071	14,147
Omni Intermediate Holdings, LLC	921 W Bethel Rd, Building 200, Suite 201, Coppell, TX 75019	Air Freight & Logistics	First Lien Debt	S +	5.00%	10.42%	12/30/2026		12,445	12,353	12,445
Omni Intermediate Holdings, LLC	921 W Bethel Rd, Building 200, Suite 201, Coppell, TX 75019	Air Freight & Logistics	First Lien Debt	S +	5.00%	10.42%	12/30/2026		1,265	1,248	1,265
Omni Intermediate Holdings, LLC	921 W Bethel Rd, Building 200, Suite 201, Coppell, TX 75019	Air Freight & Logistics	First Lien Debt	P +	4.00%	9.42%	12/30/2025		266	259	266
RoadOne IntermodaLogistics	1 Kellaway Drive Randolph, MA 02368	Air Freight & Logistics	First Lien Debt	S +	6.25%	11.72%	12/29/2028		1,660	1,614	1,629
RoadOne IntermodaLogistics	1 Kellaway Drive Randolph, MA 02368	Air Freight & Logistics	First Lien Debt	S +	6.25%	11.72%	12/29/2028		130	122	122
RoadOne IntermodaLogistics	1 Kellaway Drive Randolph, MA 02368	Air Freight & Logistics	First Lien Debt	S +	6.25%	11.72%	12/29/2028		20	12	14
Continental Battery Company	Corporate Headquarters, 8585 N Stemmons Frwy., Floor 6, Dallas, TX 75247	Automobile Components	First Lien Debt	S +	6.75%	12.04%	1/20/2027		6,141	6,053	5,467
Randy’s Holdings, Inc.	10411 Airport Road, Suite 200 Everett, WA 98204	Automobile Components	First Lien Debt	S +	6.50%	11.88%	11/1/2028		6,684	6,506	6,638
Randy’s Holdings, Inc.	10411 Airport Road, Suite 200 Everett, WA 98204	Automobile Components	First Lien Debt	S +	6.50%	11.88%	11/1/2028		—	(29)	(15)
Randy’s Holdings, Inc.	10411 Airport Road, Suite 200 Everett, WA 98204	Automobile Components	First Lien Debt	S +	6.50%	11.88%	11/1/2028		292	269	285
Sonny’s Enterprises, LLC	5605 Hiatus Road Tamarac, FL 33321	Automobile Components	First Lien Debt	S +	6.75%	12.27%	8/5/2028		40,817	40,296	40,780
Sonny’s Enterprises, LLC	5605 Hiatus Road Tamarac, FL 33321	Automobile Components	First Lien Debt	S +	6.75%	12.27%	8/5/2027		5,319	5,257	5,314

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
Spectrum Automotive Holdings Corp.	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	First Lien Debt	S +	5.75%	11.18%	6/29/2028		23,470	23,210	22,853
Spectrum Automotive Holdings Corp.	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	First Lien Debt	S +	5.75%	11.18%	6/29/2028		5,379	5,312	5,207
Spectrum Automotive Holdings Corp.	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	First Lien Debt	S +	5.75%	11.18%	6/29/2027		—	(8)	(23)
ARI Network Services, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	S +	5.25%	10.67%	2/28/2025		20,564	20,392	20,365
ARI Network Services, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	S +	5.25%	10.67%	2/28/2025		3,603	3,572	3,568
ARI Network Services, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	S +	5.25%	10.67%	2/28/2025		1,757	1,734	1,728
Summit Buyer, LLC	7475 Roswell Rd, Sandy Springs, GA 30328	Automobiles	First Lien Debt	S +	5.75%	11.24%	1/14/2026		21,952	21,701	21,701
Summit Buyer, LLC	7475 Roswell Rd, Sandy Springs, GA 30328	Automobiles	First Lien Debt	S +	5.75%	11.24%	1/14/2026		32,063	31,684	31,684
Summit Buyer, LLC	7475 Roswell Rd, Sandy Springs, GA 30328	Automobiles	First Lien Debt	P +	4.75%	13.25%	1/14/2026		562	537	537
Turbo Buyer, Inc.	25541 Commercentre Drive, Suite 100, Lake Forest CA 92630	Automobiles	First Lien Debt	S +	6.00%	11.40%	12/2/2025		37,652	37,251	37,184
Turbo Buyer, Inc.	25541 Commercentre Drive, Suite 100, Lake Forest CA 92630	Automobiles	First Lien Debt	S +	6.00%	11.40%	12/2/2025		37,835	37,352	37,365
GraphPad Software, LLC	2365 Northside Dr., Suite 560, San Diego, CA 92108	Biotechnology	First Lien Debt	S +	5.50%	10.94%	4/27/2027		14,844	14,746	14,740
GraphPad Software, LLC	2365 Northside Dr., Suite 560, San Diego, CA 92108	Biotechnology	First Lien Debt	P +	5.00%	13.50%	4/27/2027		875	865	863
Tank Holding Corp.	4365 Steiner Street, St. Bonifacius, MN, 55375	Chemicals	First Lien Debt	S +	5.75%	11.19%	3/31/2028		15,753	15,479	15,228
Tank Holding Corp.	4365 Steiner Street, St. Bonifacius, MN, 55375	Chemicals	First Lien Debt	S +	5.75%	11.19%	3/31/2028		—	(10)	(26)
Tank Holding Corp.	4365 Steiner Street, St. Bonifacius, MN, 55375	Chemicals	First Lien Debt	S +	5.75%	11.19%	3/31/2028		627	615	600
V Global Holdings, LLC	201 North Illinois Street, Suite 1800, Indianapolis, IN 46204	Chemicals	First Lien Debt	S +	5.75%	11.43%	12/22/2027		4,866	4,789	4,771
V Global Holdings, LLC	201 North Illinois Street, Suite 1800, Indianapolis, IN 46204	Chemicals	First Lien Debt	S +	5.75%	11.43%	12/22/2025		223	214	210
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, Oakland County	Commercial Services & Supplies	First Lien Debt	S +	4.75%	10.15%	12/23/2026		—	(30)	—
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, Oakland County	Commercial Services & Supplies	First Lien Debt	S +	4.75%	10.15%	12/23/2026		17,149	16,952	17,149
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, Oakland County	Commercial Services & Supplies	First Lien Debt	S +	4.75%	10.15%	12/23/2026		5,502	5,452	5,502

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
Atlas Us Finco, Inc.	Level 4 Tower One 100 Barangaroo Ave, Sydney, New South Wales, 2000, Australia	Commercial Services & Supplies	First Lien Debt	S +	7.25%	12.58%	12/9/2029		2,009	1,953	1,988
Atlas Us Finco, Inc.	Level 4 Tower One 100 Barangaroo Ave, Sydney, New South Wales, 2000, Australia	Commercial Services & Supplies	First Lien Debt	S +	7.25%	12.58%	12/9/2028		—	(5)	(2)
BPG Holdings IV Corp.	975 Spaulding Ave, Suite C, Ada, MI 49301	Commercial Services & Supplies	First Lien Debt	S +	6.00%	11.39%	7/29/2029		11,676	10,979	11,355
Encore Holdings, LLC	70 Bacon Street, Pawtucket, RI 02860	Commercial Services & Supplies	First Lien Debt	S +	4.50%	9.99%	11/23/2028		1,835	1,810	1,835
Encore Holdings, LLC	70 Bacon Street, Pawtucket, RI 02860	Commercial Services & Supplies	First Lien Debt	S +	4.50%	9.99%	11/23/2028		2,298	2,247	2,298
Encore Holdings, LLC	70 Bacon Street, Pawtucket, RI 02860	Commercial Services & Supplies	First Lien Debt	S +	4.50%	9.99%	11/23/2027		—	(6)	—
Energy Labs Holdings Corp.	8850 Interchange Drive Houston, TX 77054	Commercial Services & Supplies	First Lien Debt	S +	5.25%	10.68%	4/7/2028		385	380	379
Energy Labs Holdings Corp.	8850 Interchange Drive Houston, TX 77054	Commercial Services & Supplies	First Lien Debt	S +	5.25%	10.68%	4/7/2028		37	36	36
Energy Labs Holdings Corp.	8850 Interchange Drive Houston, TX 77054	Commercial Services & Supplies	First Lien Debt	S +	5.25%	10.68%	4/7/2028		30	29	29
FLS Holding, Inc.	171 17th St. NW, Suite 1050, Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	S +	5.25%	10.79%	12/15/2028		19,073	18,769	18,844
FLS Holding, Inc.	171 17th St. NW, Suite 1050, Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	S +	5.25%	10.79%	12/15/2028		4,472	4,398	4,418
FLS Holding, Inc.	171 17th St. NW, Suite 1050, Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	S +	5.25%	10.79%	12/17/2027		—	(25)	(22)
Helios Service Partners, LLC	920 Broadway, Floor 8, New York, NY	Commercial Services & Supplies	First Lien Debt	S +	6.25%	11.88%	3/19/2027		6,859	6,693	6,693
Helios Service Partners, LLC	920 Broadway, Floor 8, New York, NY	Commercial Services & Supplies	First Lien Debt	S +	6.25%	11.88%	3/19/2027		—	(155)	(155)
Helios Service Partners, LLC	920 Broadway, Floor 8, New York, NY	Commercial Services & Supplies	First Lien Debt	S +	6.25%	11.88%	3/19/2027		464	433	433
PDFTron Systems, Inc.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Commercial Services & Supplies	First Lien Debt	S +	5.50%	10.83%	7/15/2027		30,107	29,750	29,535
PDFTron Systems, Inc.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Commercial Services & Supplies	First Lien Debt	S +	5.50%	10.83%	7/15/2027		9,751	9,612	9,566
PDFTron Systems, Inc.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Commercial Services & Supplies	First Lien Debt	S +	5.50%	10.83%	7/15/2026		3,850	3,764	3,704

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA, Cobb County	Commercial Services & Supplies	First Lien Debt	S +			5.00%		10.57%	12/20/2028		3,899	3,837	3,769
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA, Cobb County	Commercial Services & Supplies	First Lien Debt	S +			5.00%		10.57%	12/20/2028		—	(6)	(26)
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA, Cobb County	Commercial Services & Supplies	First Lien Debt	S +			5.00%		10.57%	12/20/2028		—	(3)	(8)
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, New York 11742	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.24%	12/8/2028		10,977	10,803	10,940
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, New York 11742	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.24%	12/8/2028		—	(24)	(11)
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, New York 11742	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.24%	12/8/2027		—	(18)	(4)
Surewerx Purchaser III, Inc.	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	First Lien Debt	S +			6.75%		12.14%	12/28/2029		5,461	5,309	5,461
Surewerx Purchaser III, Inc.	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	First Lien Debt	S +			6.75%		12.14%	12/28/2029		—	(20)	—
Surewerx Purchaser III, Inc.	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	First Lien Debt	S +			6.75%		12.14%	12/28/2028		614	586	614
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.22%	11/30/2026		8,638	8,537	7,954
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.22%	11/30/2026		5,889	5,813	5,401
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.22%	11/30/2026		1,378	1,363	1,267
Tamarack Intermediate, LLC	3207 Grey Hawk Court, Carlsbad, CA 92010	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.17%	3/13/2028		5,431	5,345	5,189
Tamarack Intermediate, LLC	3207 Grey Hawk Court, Carlsbad, CA 92010	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.17%	3/13/2028		149	135	108
United Flow Technologies Intermediate Holdco II, LLC	1271 Avenue of the Americas, 22nd Floor, New York, New York 10020	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.17%	10/29/2027		16,844	16,596	16,572
United Flow Technologies Intermediate Holdco II, LLC	1271 Avenue of the Americas, 22nd Floor, New York, New York 10020	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.17%	10/29/2027		19,701	19,383	19,384
United Flow Technologies Intermediate Holdco II, LLC	1271 Avenue of the Americas, 22nd Floor, New York, New York 10020	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.17%	10/29/2026		1,050	1,013	1,002
US Infra Svcs Buyer, LLC	9304 East Verde Grove View Scottsdale, AZ 85255	Commercial Services & Supplies	First Lien Debt	S +	6.50	% (incl.	0.25	% PIK)	12.34%	4/13/2026		14,958	14,813	14,311

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
US Infra Svcs Buyer, LLC	9304 East Verde Grove View Scottsdale, AZ 85255	Commercial Services & Supplies	First Lien Debt	S +	6.50	% (incl.	0.25	% PIK)	12.34%	4/13/2026		2,111	2,091	2,019
US Infra Svcs Buyer, LLC	9304 East Verde Grove View Scottsdale, AZ 85255	Commercial Services & Supplies	First Lien Debt	S +	6.50	% (incl.	0.25	% PIK)	12.34%	4/13/2026		2,250	2,231	2,153
Valcourt Holdings II, LLC	1300 Rike Dr, Millstone, New Jersey, 08535	Commercial Services & Supplies	First Lien Debt	S +			5.25%		10.79%	1/7/2027		34,805	34,383	34,597
Valcourt Holdings II, LLC	1300 Rike Dr, Millstone, New Jersey, 08535	Commercial Services & Supplies	First Lien Debt	S +			5.25%		10.79%	1/7/2027		3,067	3,031	3,048
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114, Memphis, TN, Shelby County	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.13%	6/29/2027		64,103	63,435	63,821
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114, Memphis, TN, Shelby County	Commercial Services & Supplies	First Lien Debt	S +			5.75%		11.13%	6/29/2027		8,569	8,466	8,529
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114, Memphis, TN, Shelby County	Commercial Services & Supplies	First Lien Debt	S +			5.50%		10.83%	6/29/2027		—	(16)	(7)
KPSKY Acquisition, Inc.	9767 East Nicholas Avenue, Suite 180, Centennial, CO 80112	Construction & Engineering	First Lien Debt	S +			5.25%		10.72%	10/19/2028		33,951	33,423	33,353
KPSKY Acquisition, Inc.	9767 East Nicholas Avenue, Suite 180, Centennial, CO 80112	Construction & Engineering	First Lien Debt	S +			5.25%		10.72%	10/19/2028		6,648	6,529	6,510
LJ Avalon Holdings, LLC	324 Nicholas Parkway West Unit A, Cape Coral, FL	Construction & Engineering	First Lien Debt	S +			6.25%		11.77%	2/1/2030		4,142	4,026	4,052
LJ Avalon Holdings, LLC	324 Nicholas Parkway West Unit A, Cape Coral, FL	Construction & Engineering	First Lien Debt	S +			6.25%		11.77%	2/1/2030		444	418	408
LJ Avalon Holdings, LLC	324 Nicholas Parkway West Unit A, Cape Coral, FL	Construction & Engineering	First Lien Debt	S +			6.25%		11.77%	2/1/2029		—	(18)	(15)
Superman Holdings, LLC	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	First Lien Debt	S +			5.75%		11.52%	8/31/2027		1,605	1,568	1,586
Superman Holdings, LLC	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	First Lien Debt	S +			5.75%		11.52%	8/31/2027		—	(4)	(4)
BP Purchaser, LLC	B O X Partners, LLC, 2650 Galvin Drive, Elgin, IL 60124	Containers & Packaging	First Lien Debt	S +			5.50%		11.17%	12/11/2028		17,205	16,931	16,645
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	S +			5.50%		11.04%	10/13/2028		26,776	26,358	26,744
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	S +			5.50%		11.04%	10/15/2028		76	74	76
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	S +			5.50%		11.04%	10/15/2028		64	58	63
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	S +			5.50%		11.04%	10/15/2027		—	(36)	(3)

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
48Forty Solutions, LLC	3650 Mansell Road, Suite 100, Alpharetta, GA 30022	Distributors	First Lien Debt	S +			6.00%		11.43%	11/30/2026		17,767	17,479	17,439
48Forty Solutions, LLC	3650 Mansell Road, Suite 100, Alpharetta, GA 30022	Distributors	First Lien Debt	S +			6.00%		11.43%	11/30/2026		1,086	1,049	1,036
ABB Concise Optical Group, LLC	12301 NW 39th Street, Coral Springs, FL 33065	Distributors	First Lien Debt	S +			7.50%		13.05%	2/23/2028		17,008	16,671	15,358
Avalara, Inc.	255 S. King Street, Suite 1800, Seattle, WA 98104	Distributors	First Lien Debt	S +			7.25%		12.64%	10/19/2028		11,302	11,061	11,302
Avalara, Inc.	255 S. King Street, Suite 1800, Seattle, WA 98104	Distributors	First Lien Debt	S +			7.25%		12.64%	10/19/2028		—	(23)	—
PT Intermediate Holdings III, LLC	1200 N Greenbriar Dr Ste A, Addison, IL	Distributors	First Lien Debt	S +			5.98%		11.52%	11/1/2028		28,415	28,191	27,116
PT Intermediate Holdings III, LLC	1200 N Greenbriar Dr Ste A, Addison, IL	Distributors	First Lien Debt	S +			5.98%		11.52%	11/1/2028		15,808	15,682	15,086
Apex Service Partners, LLC	201 E Kennedy Blvd Ste 1600, Tampa, Florida, 33602, United States	Diversified Consumer Services	First Lien Debt	S +			5.50%		10.90%	7/31/2025		8,251	7,884	7,899
Apex Service Partners, LLC	201 E Kennedy Blvd Ste 1600, Tampa, Florida, 33602, United States	Diversified Consumer Services	First Lien Debt	S +			5.50%		10.90%	7/31/2025		8,251	7,873	7,899
Assembly Intermediate, LLC	9696 Culver Boulevard, Culver City, CA 90232	Diversified Consumer Services	First Lien Debt	S +			6.00%		11.49%	10/19/2027		20,741	20,436	20,216
Assembly Intermediate, LLC	9696 Culver Boulevard, Culver City, CA 90232	Diversified Consumer Services	First Lien Debt	S +			6.00%		11.49%	10/19/2027		2,904	2,846	2,772
Assembly Intermediate, LLC	9696 Culver Boulevard, Culver City, CA 90232	Diversified Consumer Services	First Lien Debt	S +			6.00%		11.49%	10/19/2027		—	(28)	(52)
FPG Intermediate Holdco, LLC	4901 Vineland Road Suite 300, Orlando, FL 32811	Diversified Consumer Services	First Lien Debt	S +			6.50%		12.07%	3/5/2027		420	413	411
Groundworks, LLC	1741 Corporate Landing Parkway, Virginia Beach, VA, 23454, United States	Diversified Consumer Services	First Lien Debt	S +			6.50%		11.81%	3/14/2030		1,057	1,027	1,046
Groundworks, LLC	1741 Corporate Landing Parkway, Virginia Beach, VA, 23454, United States	Diversified Consumer Services	First Lien Debt	S +			6.50%		11.81%	3/14/2030		56	53	54
Groundworks, LLC	1741 Corporate Landing Parkway, Virginia Beach, VA, 23454, United States	Diversified Consumer Services	First Lien Debt	S +			6.50%		11.81%	3/14/2029		—	(2)	(1)
Heartland Home Services	4101 Sparks Drive, Suite B, Grand Rapids, MI 49546	Diversified Consumer Services	First Lien Debt	S +			5.75%		11.07%	12/15/2026		1,950	1,940	1,942
Lightspeed Solution, LLC	2500 Bee Cave Road Building One Suite 350, Austin, TX, 78746	Diversified Consumer Services	First Lien Debt	S +	6.50	% (incl.	2.17	% PIK)	11.82%	3/1/2028		7,803	7,684	7,642
Lightspeed Solution, LLC	2500 Bee Cave Road Building One Suite 350, Austin, TX, 78746	Diversified Consumer Services	First Lien Debt	S +	6.50	% (incl.	2.17	% PIK)	11.82%	3/1/2028		249	229	199

			Type of	Reference			Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread			Rate	Date	Class	Shares	Cost	Fair Value
LUV Car Wash Group, LLC	2218 E Williams Field Road, Suite 225, Gilbert, AZ	Diversified Consumer Services	First Lien Debt	S +	7.00%		12.40%	12/9/2026		716	709	712
Magnolia Wash Holdings	5821 Fairview Road Charlotte, North Carolina 28209	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.01%	7/14/2028		3,263	3,207	2,935
Magnolia Wash Holdings	5821 Fairview Road Charlotte, North Carolina 28209	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.01%	7/14/2028		700	689	630
Magnolia Wash Holdings	5821 Fairview Road Charlotte, North Carolina 28209	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.01%	7/14/2028		87	85	71
Mammoth Holdings, LLC	1951 Airport Rd., Suite 250, Atlanta, GA 30341	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.01%	10/16/2024		43,665	43,532	43,495
Mammoth Holdings, LLC	1951 Airport Rd., Suite 250, Atlanta, GA 30341	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.01%	10/16/2024		—	(3)	(4)
Spotless Brands, LLC	1 Mid America Plaza,Suite 210, Oakbrook Terrace, IL 60181	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.00%	7/25/2028		4,514	4,438	4,458
Spotless Brands, LLC	1 Mid America Plaza,Suite 210, Oakbrook Terrace, IL 60181	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.00%	7/25/2028		855	840	845
Spotless Brands, LLC	1 Mid America Plaza,Suite 210, Oakbrook Terrace, IL 60181	Diversified Consumer Services	First Lien Debt	S +	6.50%		12.00%	7/25/2028		—	(2)	(2)
Abracon Group Holdings, LLC	5101 Hidden Creek Lane, Spicewood, TX 78669	Electronic Equipment, Instruments & Components	First Lien Debt	S +	5.75%		11.21%	7/6/2028		5,787	5,693	5,012
Abracon Group Holdings, LLC	5101 Hidden Creek Lane, Spicewood, TX 78669	Electronic Equipment, Instruments & Components	First Lien Debt	S +	5.75%		11.21%	7/6/2028		265	253	170
Abracon Group Holdings, LLC	5101 Hidden Creek Lane, Spicewood, TX 78669	Electronic Equipment, Instruments & Components	First Lien Debt	S +	5.75%		11.21%	7/6/2028		401	395	347
Dwyer Instruments, Inc.	102 IN-212, Michigan City, IN 46360	Electronic Equipment, Instruments & Components	First Lien Debt	S +	5.75%		11.33%	7/21/2027		7,998	7,871	7,820
Dwyer Instruments, Inc.	102 IN-212, Michigan City, IN 46360	Electronic Equipment, Instruments & Components	First Lien Debt	S +	5.75%		11.33%	7/21/2027		—	(15)	(45)
Dwyer Instruments, Inc.	102 IN-212, Michigan City, IN 46360	Electronic Equipment, Instruments & Components	First Lien Debt	S +	5.75%		11.33%	7/21/2027		260	245	237
Infinite Bidco, LLC	17792 Fitch, Irvine, California 92614	Electronic Equipment, Instruments & Components	First Lien Debt	S +	6.25%		11.27%	3/2/2028		12,391	12,058	12,274
Applitools, Inc.	155 Bovet Road, Suite 600, San Mateo, CA 94402	Financial Services	First Lien Debt	S +	6.25	% PIK	11.35%	5/25/2029		3,481	3,437	3,377
Applitools, Inc.	155 Bovet Road, Suite 600, San Mateo, CA 94402	Financial Services	First Lien Debt	S +	6.25%		11.35%	5/25/2028		—	(7)	(13)

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
Cerity Partners, LLC	335 Madison Avenue, 23rd Floor, New York, NY 10017	Financial Services	First Lien Debt	S +			6.75%		12.13%	7/30/2029		4,767	4,634	4,767
Cerity Partners, LLC	335 Madison Avenue, 23rd Floor, New York, NY 10017	Financial Services	First Lien Debt	S +			6.75%		12.13%	7/30/2029		1,677	1,497	1,677
GC Waves Holdings, Inc.	1200 17th Street, Suite 500, Denver, CO 80202	Financial Services	First Lien Debt	S +			6.00%		11.42%	8/11/2028		2,307	2,263	2,263
GC Waves Holdings, Inc.	1200 17th Street, Suite 500, Denver, CO 80202	Financial Services	First Lien Debt	S +			6.00%		11.42%	8/11/2028		14	(148)	(148)
GC Waves Holdings, Inc.	1200 17th Street, Suite 500, Denver, CO 80202	Financial Services	First Lien Debt	S +			6.00%		11.42%	8/11/2028		—	(6)	(6)
SitusAMC Holdings Corp.	150 E 52nd St #4002, New York, NY 10022	Financial Services	First Lien Debt	S +			5.50%		10.99%	12/22/2027		3,337	3,310	3,301
Smarsh, Inc.	851 SW 6th Avenue, Portland, Oregon 97204	Financial Services	First Lien Debt	S +			6.50%		11.84%	2/16/2029		4,286	4,215	4,200
Smarsh, Inc.	851 SW 6th Avenue, Portland, Oregon 97204	Financial Services	First Lien Debt	S +			6.50%		11.84%	2/16/2029		536	523	514
Smarsh, Inc.	851 SW 6th Avenue, Portland, Oregon 97204	Financial Services	First Lien Debt	S +			6.50%		11.84%	2/16/2029		—	(4)	(5)
Trintech, Inc.	5600 Granite Parkway, Suite 10000, Plano, TX 75024	Financial Services	First Lien Debt	S +			6.50%		11.82%	7/25/2029		34,086	33,419	33,419
Trintech, Inc.	5600 Granite Parkway, Suite 10000, Plano, TX 75024	Financial Services	First Lien Debt	S +			6.50%		11.82%	7/25/2029		837	780	780
AMCP Pet Holdings, Inc. (Brightpet)	38281 Industrial Park Road, Lisbon, OH 44432	Food Products	First Lien Debt	S +	7.00	% (incl.	0.75	% PIK)	13.27%	10/5/2026		41,791	40,979	40,755
AMCP Pet Holdings, Inc. (Brightpet)	38281 Industrial Park Road, Lisbon, OH 44432	Food Products	First Lien Debt	S +	7.00	% (incl.	0.75	% PIK)	13.27%	10/5/2026		2,189	2,099	2,044
Nellson Nutraceutical, Inc.	5115 East La Palma Avenue, Anaheim, CA 92807	Food Products	First Lien Debt	S +			5.75%		11.15%	12/23/2025		18,452	18,280	18,267
Teasdale Foods, Inc. (Teasdale Latin Foods)	3041 Churchill Dr. Ste 100, Flower Mound, TX, 75022-2733	Food Products	First Lien Debt	S +	7.25	% (incl.	1.00	% PIK)	12.84%	12/18/2025		10,837	10,732	9,740
Performance Health & Wellness	28100 Torch Parkway, Suite 700, Warrenville, IL 60555	Health Care Equipment & Supplies	First Lien Debt	S +			6.00%		11.57%	7/12/2027		9,398	9,268	9,248
PerkinElmer U.S., LLC	710 Bridgeport Ave, Shelton, CT 06484	Health Care Equipment & Supplies	First Lien Debt	S +			6.75%		12.16%	3/13/2029		3,893	3,784	3,842
Advarra Holdings, Inc.	6940 Columbia Gateway Drive, Suite 110 Columbia, MD 21046	Health Care Providers & Services	First Lien Debt	S +			5.25%		10.57%	8/24/2029		455	448	446
Advarra Holdings, Inc.	6940 Columbia Gateway Drive, Suite 110 Columbia, MD 21046	Health Care Providers & Services	First Lien Debt	S +			5.25%		10.57%	8/24/2029		—	—	(1)
DCA Investment Holdings, LLC	6240 Lake Osprey Dr, Sarasota, Florida, 34240	Health Care Providers & Services	First Lien Debt	S +			6.50%		11.89%	4/3/2028		18,323	18,007	17,770

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
DCA Investment Holdings, LLC	6240 Lake Osprey Dr, Sarasota, Florida, 34240	Health Care Providers & Services	First Lien Debt	S +	6.50%	11.89%	4/3/2028		2,734	2,694	2,651
DCA Investment Holdings, LLC	6240 Lake Osprey Dr, Sarasota, Florida, 34240	Health Care Providers & Services	First Lien Debt	S +	6.50%	11.89%	4/3/2028		888	863	860
DCA Investment Holdings, LLC	6240 Lake Osprey Dr, Sarasota, Florida, 34240	Health Care Providers & Services	First Lien Debt	S +	6.50%	11.89%	4/3/2028		409	406	396
Gateway US Holdings, Inc.	109 – 230 Hanlon Creek Boulevard, Guelph, Ontario N1C 0A1, Canada	Health Care Providers & Services	First Lien Debt	S +	6.50%	12.04%	9/22/2026		752	746	752
Gateway US Holdings, Inc.	109 – 230 Hanlon Creek Boulevard, Guelph, Ontario N1C 0A1, Canada	Health Care Providers & Services	First Lien Debt	S +	6.50%	12.04%	9/22/2026		206	204	206
Gateway US Holdings, Inc.	109 – 230 Hanlon Creek Boulevard, Guelph, Ontario N1C 0A1, Canada	Health Care Providers & Services	First Lien Debt	S +	6.50%	12.04%	9/22/2026		—	—	—
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	S +	4.75%	10.17%	12/10/2026		1,852	1,839	1,824
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	S +	4.75%	10.17%	12/10/2026		4,192	4,166	4,130
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	S +	4.75%	10.17%	12/10/2026		—	(2)	(6)
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Health Care Providers & Services	First Lien Debt	S +	6.75%	12.14%	8/18/2028		7,059	6,955	7,059
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Health Care Providers & Services	First Lien Debt	S +	6.75%	12.14%	8/18/2028		—	(1)	—
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Health Care Providers & Services	First Lien Debt	S +	6.75%	12.14%	8/18/2028		8	7	8
Intelerad Medical Systems Incorporated	305 Church at N Hills St, 6th Floor Raleigh, North Carolina 27609	Health Care Providers & Services	First Lien Debt	S +	6.50%	12.01%	8/21/2026		496	485	468
Intelerad Medical Systems Incorporated	305 Church at N Hills St, 6th Floor Raleigh, North Carolina 27609	Health Care Providers & Services	First Lien Debt	S +	6.50%	12.01%	5/31/2028		24	23	22
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436	Health Care Providers & Services	First Lien Debt	S +	5.25%	10.75%	12/17/2027		17,369	17,108	17,100
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436	Health Care Providers & Services	First Lien Debt	S +	5.25%	10.75%	12/17/2027		—	(14)	(31)
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436	Health Care Providers & Services	First Lien Debt	S +	5.25%	10.75%	12/17/2027		375	368	368
Pareto Health Intermediate Holdings, Inc.	FMC Tower, 2929 Walnut Street, Suite 1500, Philadelphia, PA 19104	Health Care Providers & Services	First Lien Debt	S +	6.50%	11.97%	6/3/2030		6,763	6,632	6,685

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
Pareto Health Intermediate Holdings, Inc.	FMC Tower, 2929 Walnut Street, Suite 1500, Philadelphia, PA 19104	Health Care Providers & Services	First Lien Debt	S +	6.50%	11.97%	6/1/2029		—	(15)	(9)
PPV Intermediate Holdings, LLC	141 Longwater Drive, Suite 108, Norwell, MA 02061	Health Care Providers & Services	First Lien Debt	S +	5.75%	11.15%	8/31/2029		—	(75)	(75)
PPV Intermediate Holdings, LLC	141 Longwater Drive, Suite 108, Norwell, MA 02061	Health Care Providers & Services	First Lien Debt	S +	5.75%	11.15%	8/31/2029		4,357	4,193	4,292
Promptcare Infusion Buyer, Inc.	41 Spring Street New Providence, NJ 07974	Health Care Providers & Services	First Lien Debt	S +	6.00%	11.43%	9/1/2027		9,004	8,876	8,862
Promptcare Infusion Buyer, Inc.	41 Spring Street New Providence, NJ 07974	Health Care Providers & Services	First Lien Debt	S +	6.00%	11.43%	9/1/2027		1,402	1,379	1,365
Stepping Stones Healthcare Services, LLC	9 Phillips Rd, Hainesport, NJ 08036	Health Care Providers & Services	First Lien Debt	S +	5.75%	11.24%	1/2/2029		4,309	4,257	4,239
Stepping Stones Healthcare Services, LLC	9 Phillips Rd, Hainesport, NJ 08036	Health Care Providers & Services	First Lien Debt	S +	5.75%	11.24%	1/2/2029		820	808	800
Stepping Stones Healthcare Services, LLC	9 Phillips Rd, Hainesport, NJ 08036	Health Care Providers & Services	First Lien Debt	S +	5.75%	11.24%	12/30/2026		88	81	77
Suveto	1000 Texan Trail #270,Grapevine, TX 76051	Health Care Providers & Services	First Lien Debt	S +	4.25%	9.67%	9/9/2027		11,867	11,778	11,588
Suveto	1000 Texan Trail #270,Grapevine, TX 76051	Health Care Providers & Services	First Lien Debt	S +	4.25%	9.67%	9/9/2027		172	157	141
Tivity Health, Inc.	701 Cool Springs Blvd, Franklin, TN, 37067	Health Care Providers & Services	First Lien Debt	S +	6.00%	11.39%	6/28/2029		3,683	3,635	3,662
Vardiman Black Holdings, LLC	401 Church St., Ste. 1900, Nashville, TN 37219	Health Care Providers & Services	First Lien Debt	S +	7.00%	12.40%	3/18/2027		3,386	3,360	2,860
Vardiman Black Holdings, LLC	401 Church St., Ste. 1900, Nashville, TN 37219	Health Care Providers & Services	First Lien Debt	S +	7.00%	12.40%	3/18/2027		4,020	3,988	3,395
Vermont Aus Pty Ltd	Vermont Aus Pty Ltd, Level 31, 101 Collins Street, Melbourne VIC 3000	Health Care Providers & Services	First Lien Debt	S +	5.65%	11.04%	3/23/2028		8,373	8,203	8,182
Hyland Software, Inc.	28105 Clemens Road, Westlake, Ohio 44145	Health Care Technology	First Lien Debt	S +	6.00%	11.32%	9/19/2030		39,656	39,062	39,062
Hyland Software, Inc.	28105 Clemens Road, Westlake, Ohio 44145	Health Care Technology	First Lien Debt	S +	6.00%	11.32%	9/19/2029		—	(28)	(28)
Lightspeed Buyer, Inc.	16260 N 71st St #350, Scottsdale, AZ 85254	Health Care Technology	First Lien Debt	S +	5.25%	10.70%	2/3/2026		12,572	12,396	12,486
Lightspeed Buyer, Inc.	16260 N 71st St #350, Scottsdale, AZ 85254	Health Care Technology	First Lien Debt	S +	5.25%	10.70%	2/3/2026		9,936	9,784	9,869
Excelitas Technologies Corp.	200 West Street, 4th Floor East Waltham, MA 02451	Industrial Conglomerates	First Lien Debt	S +	5.75%	11.22%	8/13/2029		1,458	1,433	1,440

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
Excelitas Technologies Corp.	200 West Street, 4th Floor East Waltham, MA 02451	Industrial Conglomerates	First Lien Debt	E +	5.75%	9.54%	8/13/2029		240	244	251
Excelitas Technologies Corp.	200 West Street, 4th Floor East Waltham, MA 02451	Industrial Conglomerates	First Lien Debt	S +	5.75%	11.22%	8/13/2029		—	(2)	(2)
Excelitas Technologies Corp.	200 West Street, 4th Floor East Waltham, MA 02451	Industrial Conglomerates	First Lien Debt	S +	5.75%	11.22%	8/14/2028		78	75	76
Raptor Merger Sub Debt, LLC	1 Millennium Drive, Willingboro, NJ 08046	Industrial Conglomerates	First Lien Debt	S +	6.75%	12.14%	4/1/2029		32,314	31,450	32,165
Raptor Merger Sub Debt, LLC	1 Millennium Drive, Willingboro, NJ 08046	Industrial Conglomerates	First Lien Debt	S +	6.75%	12.14%	4/1/2028		488	428	477
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater, FL 33759	Insurance Services	First Lien Debt	S +	5.75%	11.08%	8/31/2029		2,029	1,993	1,972
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater,FL 33759	Insurance Services	First Lien Debt	S +	5.75%	11.08%	8/31/2029		579	566	554
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater, FL 33759	Insurance Services	First Lien Debt	S +	5.75%	11.08%	8/31/2028		73	66	61
Foundation Risk Partners Corp.	1540 Cornerstone Boulevard Suite 230 | Daytona Beach, FL | 32117	Insurance Services	First Lien Debt	S +	6.00%	11.49%	10/29/2028		42,641	42,141	40,343
Foundation Risk Partners Corp.	1540 Cornerstone Boulevard Suite 230 | Daytona Beach, FL | 32117	Insurance Services	First Lien Debt	S +	6.00%	11.49%	10/29/2028		9,274	9,165	8,774
Foundation Risk Partners Corp.	1540 Cornerstone Boulevard Suite 230 | Daytona Beach, FL | 32117	Insurance Services	First Lien Debt	S +	6.75%	11.87%	10/29/2027		—	(47)	(246)
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance Services	First Lien Debt	S +	5.25%	10.85%	9/29/2028		33,165	32,654	32,082
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance Services	First Lien Debt	S +	5.25%	10.85%	9/29/2028		298	273	264
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance Services	First Lien Debt	S +	5.25%	10.85%	9/30/2027		—	(27)	(68)
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, TX 76102	Insurance Services	First Lien Debt	S +	5.50%	10.92%	11/25/2028		18,342	18,157	18,157
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, TX 76102	Insurance Services	First Lien Debt	S +	5.50%	10.92%	11/25/2028		—	(18)	(18)
High Street Buyer, Inc.	333 West Grandview Parkway, Suite 201, Traverse City, MI 49684	Insurance Services	First Lien Debt	S +	6.00%	11.54%	4/14/2028		9,916	9,774	9,916
High Street Buyer, Inc.	333 West Grandview Parkway, Suite 201, Traverse City, MI 49684	Insurance Services	First Lien Debt	S +	6.00%	11.54%	4/14/2028		39,821	39,232	39,821
High Street Buyer, Inc.	333 West Grandview Parkway, Suite 201, Traverse City, MI 49684	Insurance Services	First Lien Debt	S +	6.00%	11.54%	4/16/2027		—	(25)	—
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	First Lien Debt	S +	6.05%	11.50%	8/27/2026		393	385	385
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	First Lien Debt	S +	6.00%	11.45%	8/27/2026		85,297	84,589	83,590
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	First Lien Debt	S +	6.00%	11.45%	8/27/2026		99	96	94
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	First Lien Debt	S +	6.50%	11.95%	8/27/2026		—	(2)	(1)
Keystone Agency Investors	2600 Commerce Drive, Harrisburg, PA 17110	Insurance Services	First Lien Debt	S +	5.50%	11.04%	5/3/2027		3,489	3,448	3,425
Keystone Agency Investors	2600 Commerce Drive, Harrisburg, PA 17110	Insurance Services	First Lien Debt	S +	5.50%	11.04%	5/3/2027		4,017	3,971	3,944

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
Long Term Care Group, Inc.	2000 Wade Hampton Boulevard, Greenville, SC 29615	Insurance Services	First Lien Debt	S +	7.00	% (incl.	6.00	% PIK)	12.58%	9/8/2027		5,013	4,936	4,163
Majesco	412 Mr. Kemble Ave, Ste 110c, Morristown, NJ 07960	Insurance Services	First Lien Debt	S +			7.38%		12.77%	9/21/2027		23,241	22,830	22,904
Majesco	412 Mr. Kemble Ave, Ste 110c, Morristown, NJ 07960	Insurance Services	First Lien Debt	S +			7.38%		12.77%	9/21/2026		—	(23)	(23)
Oakbridge Insurance Agency, LLC	200 Broad Street, LaGrange, GA	Insurance Services	First Lien Debt	S +			5.75%		11.17%	12/31/2026		1,074	1,060	1,062
Oakbridge Insurance Agency, LLC	200 Broad Street, LaGrange, GA	Insurance Services	First Lien Debt	S +			5.75%		11.17%	12/31/2026		176	172	171
Oakbridge Insurance Agency, LLC	200 Broad Street, LaGrange, GA	Insurance Services	First Lien Debt	S +			5.75%		11.17%	12/31/2026		26	26	26
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance Services	First Lien Debt	S +			5.75%		11.27%	10/16/2028		62,516	61,538	61,666
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance Services	First Lien Debt	S +			5.75%		11.27%	10/16/2028		—	(65)	(61)
Peter C. Foy & Associates Insurance Services, LLC	2500 West Executive Parkway Suite 200 Lehi, UT 84043	Insurance Services	First Lien Debt	S +			6.00%		11.43%	11/1/2028		20,256	20,072	19,896
Peter C. Foy & Associates Insurance Services, LLC	2500 West Executive Parkway Suite 200 Lehi, UT 84043	Insurance Services	First Lien Debt	S +			6.00%		11.43%	11/1/2028		7,164	7,080	7,022
Peter C. Foy & Associates Insurance Services, LLC	2500 West Executive Parkway Suite 200 Lehi, UT 84043	Insurance Services	First Lien Debt	S +			6.00%		11.43%	11/1/2027		—	(6)	(15)
RSC Acquisition, Inc.	160 Federal St., 4th Floor, Boston, MA 02110	Insurance Services	First Lien Debt	S +			5.50%		11.04%	10/30/2026		32,483	32,137	32,137
RSC Acquisition, Inc.	160 Federal St., 4th Floor, Boston, MA 02110	Insurance Services	First Lien Debt	S +			6.00%		11.54%	10/30/2026		—	(11)	(11)
Summit Acquisition, Inc.	5675 Ruffin Road, Suite 150, San Diego, CA 92123	Insurance Services	First Lien Debt	S +			6.75%		12.14%	5/1/2030		7,371	7,158	7,232
Summit Acquisition, Inc.	5675 Ruffin Road, Suite 150, San Diego, CA 92123	Insurance Services	First Lien Debt	S +			6.75%		12.14%	5/1/2030		—	(23)	(31)
Summit Acquisition, Inc.	5675 Ruffin Road, Suite 150, San Diego, CA 92123	Insurance Services	First Lien Debt	S +			6.75%		12.14%	5/1/2029		—	(23)	(15)
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance Services	First Lien Debt	S +			6.75%		12.14%	4/3/2028		34,076	33,192	32,394
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance Services	First Lien Debt	S +			5.75%		11.15%	4/3/2028		30,934	30,285	29,386
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance Services	First Lien Debt	S +			5.75%		11.15%	4/3/2028		—	(13)	(64)

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	S +	5.50%	10.71%	10/30/2026		23,587	23,255	23,288
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	S +	5.50%	10.71%	10/30/2026		4,580	4,529	4,530
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	S +	5.50%	10.71%	10/30/2026		893	867	867
Spectrio, LLC	4033 Tampa Road, Suite 103, Oldsmar, FL 34677	Interactive Media & Services	First Lien Debt	S +	6.00%	11.50%	12/9/2026		31,329	31,004	29,913
Spectrio, LLC	4033 Tampa Road, Suite 103, Oldsmar, FL 34677	Interactive Media & Services	First Lien Debt	S +	6.00%	11.50%	12/9/2026		12,638	12,595	12,067
Spectrio, LLC	4033 Tampa Road, Suite 103, Oldsmar, FL 34677	Interactive Media & Services	First Lien Debt	S +	6.00%	11.50%	12/9/2026		3,947	3,905	3,769
Triple Lift, Inc.	1400 Lafayette St. 5th Floor, New York, NY 10003	Interactive Media & Services	First Lien Debt	S +	5.75%	11.30%	5/5/2028		27,370	26,978	25,301
Triple Lift, Inc.	1400 Lafayette St. 5th Floor, New York, NY 10003	Interactive Media & Services	First Lien Debt	S +	5.75%	11.30%	5/5/2028		1,533	1,481	1,231
Atlas Purchaser, Inc.	5 Technology Park Drive, Westford, MA 01886	IT Services	First Lien Debt	S +	5.25%	10.88%	5/8/2028		8,854	8,727	6,238
Catalis Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA, Fulton County	IT Services	First Lien Debt	S +	5.50%	11.04%	8/4/2027		39,457	38,771	35,946
Catalis Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA, Fulton County	IT Services	First Lien Debt	S +	5.50%	11.04%	8/4/2027		8,878	8,738	8,088
Catalis Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA, Fulton County	IT Services	First Lien Debt	S +	5.50%	11.04%	8/4/2027		1,460	1,392	1,082
Donuts, Inc.	10500 NE 8th Street, Suite 750, Bellevue, WA 98004	IT Services	First Lien Debt	S +	6.00%	11.57%	12/29/2027		24,918	24,669	24,819
Recovery Point Systems, Inc.	75 West Watkins Mill Road, Gaithersburg, MD, 20878	IT Services	First Lien Debt	S +	6.00%	11.42%	8/12/2026		40,740	40,298	40,740
Recovery Point Systems, Inc.	75 West Watkins Mill Road, Gaithersburg, MD, 20878	IT Services	First Lien Debt	S +	6.00%	11.42%	8/12/2026		—	(38)	—
Redwood Services Group, LLC	155 Montgomery Street Suite 501,San Francisco, CA, 94104	IT Services	First Lien Debt	S +	6.00%	11.75%	6/15/2029		10,857	10,668	10,669
Redwood Services Group, LLC	155 Montgomery Street Suite 501,San Francisco, CA, 94104	IT Services	First Lien Debt	S +	6.00%	11.75%	6/15/2029		2,597	2,534	2,534
Syntax Systems Ltd	8000 Decarie Boulevard, Suite 300, Montreal, Quebec H4P 2S4 Canada	IT Services	First Lien Debt	S +	5.75%	11.17%	10/29/2028		35,183	34,909	34,416

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
Syntax Systems Ltd	8000 Decarie Boulevard, Suite 300, Montreal, Quebec H4P 2S4 Canada	IT Services	First Lien Debt	S +	5.75%	11.17%	10/29/2028		—	(68)	(204)
Syntax Systems Ltd	8000 Decarie Boulevard, Suite 300, Montreal, Quebec H4P 2S4 Canada	IT Services	First Lien Debt	S +	5.75%	11.17%	10/29/2026		2,495	2,472	2,413
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard, Suite 3, Foxborough, MA 02035	IT Services	First Lien Debt	S +	6.50%	12.10%	1/22/2027		22,995	22,672	22,447
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard, Suite 3, Foxborough, MA 02035	IT Services	First Lien Debt	S +	6.00%	11.60%	1/22/2027		16,955	16,734	16,557
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard, Suite 3, Foxborough, MA 02035	IT Services	First Lien Debt	P +	5.00%	13.50%	1/22/2027		661	637	614
UpStack, Inc.	745 Fifth Avenue, 7th Floor, New York, NY 10151	IT Services	First Lien Debt	S +	6.25%	11.65%	8/20/2027		8,271	8,128	8,064
UpStack, Inc.	745 Fifth Avenue, 7th Floor, New York, NY 10151	IT Services	First Lien Debt	S +	6.25%	11.65%	8/20/2027		6,034	5,811	5,801
UpStack, Inc.	745 Fifth Avenue, 7th Floor, New York, NY 10151	IT Services	First Lien Debt	S +	6.25%	11.65%	8/20/2027		—	(16)	(22)
GSM Acquisition Corp. (GSM Outdoors)	5250 Frye Road,Irving, TX, Dallas County	Leisure Products	First Lien Debt	S +	5.00%	10.65%	11/16/2026		17,313	17,208	16,944
GSM Acquisition Corp. (GSM Outdoors)	5250 Frye Road,Irving, TX, Dallas County	Leisure Products	First Lien Debt	S +	5.00%	10.65%	11/16/2026		4,456	4,420	4,361
GSM Acquisition Corp. (GSM Outdoors)	5250 Frye Road,Irving, TX, Dallas County	Leisure Products	First Lien Debt	S +	5.00%	10.65%	11/16/2026		—	(32)	(91)
Answer Acquisition, LLC	4855 Broadmoor Avenue, Kentwood, MI 49512	Machinery	First Lien Debt	S +	5.75%	11.29%	12/30/2026		10,638	10,489	10,450
Answer Acquisition, LLC	4855 Broadmoor Avenue, Kentwood, MI 49512	Machinery	First Lien Debt	S +	5.75%	11.29%	12/30/2026		433	422	418
Chase Intermediate, LLC	4221 W Boy Scout Blvd #390, Tampa, FL 33607	Machinery	First Lien Debt	S +	5.25%	11.00%	10/30/2028		—	(104)	(104)
Chase Intermediate, LLC	4221 W Boy Scout Blvd #390, Tampa, FL 33607	Machinery	First Lien Debt	S +	5.25%	11.00%	10/30/2028		177	166	166
Komline Sanderson Engineering Corp.	12 Holland Avenue, Peapack, NJ 07977	Machinery	First Lien Debt	S +	6.00%	11.65%	3/17/2026		17,260	17,156	16,827
Komline Sanderson Engineering Corp.	12 Holland Avenue, Peapack, NJ 07977	Machinery	First Lien Debt	S +	6.00%	11.65%	3/17/2026		18,613	18,453	17,932
Komline Sanderson Engineering Corp.	12 Holland Avenue, Peapack, NJ 07977	Machinery	First Lien Debt	P +	5.00%	13.50%	3/17/2026		949	926	830
MHE Intermediate Holdings, LLC	3235 Levis Commons Blvd, Perrysburg, OH 43551	Machinery	First Lien Debt	S +	6.00%	11.52%	7/21/2027		32,681	32,212	32,274
MHE Intermediate Holdings, LLC	3235 Levis Commons Blvd, Perrysburg, OH 43551	Machinery	First Lien Debt	S +	6.00%	11.52%	7/21/2027		3,683	3,631	3,633
MHE Intermediate Holdings, LLC	3235 Levis Commons Blvd, Perrysburg, OH 43551	Machinery	First Lien Debt	S +	6.00%	11.52%	7/21/2027		1,350	1,318	1,316
AWP Group Holdings, Inc	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Multi-Utilities	First Lien Debt	S +	5.50%	10.99%	12/22/2029		6,168	5,927	5,928
AWP Group Holdings, Inc	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Multi-Utilities	First Lien Debt	S +	5.50%	10.99%	12/22/2029		79	62	62

			Type of	Reference		Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread		Rate	Date	Class	Shares	Cost	Fair Value
AWP Group Holdings, Inc	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Multi-Utilities	First Lien Debt	S +	5.50%	10.99%	12/22/2029		320	306	306
Ground Penetrating Radar Systems, LLC	5217 Monroe St. Suite A Toledo, OH 43623	Multi-Utilities	First Lien Debt	S +	4.50%	10.06%	6/26/2026		8,616	8,519	8,520
Ground Penetrating Radar Systems, LLC	5217 Monroe St. Suite A Toledo, OH 43623	Multi-Utilities	First Lien Debt	S +	4.50%	10.06%	6/26/2026		1,612	1,596	1,594
Ground Penetrating Radar Systems, LLC	5217 Monroe St. Suite A Toledo, OH 43623	Multi-Utilities	First Lien Debt	S +	4.50%	10.06%	6/26/2025		919	905	901
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Multi-Utilities	First Lien Debt	S +	4.50%	9.95%	11/2/2026		2,694	2,679	2,694
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Multi-Utilities	First Lien Debt	S +	4.50%	9.95%	11/2/2026		1,755	1,746	1,755
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Multi-Utilities	First Lien Debt	S +	4.50%	9.95%	11/2/2026		—	(2)	—
Caerus US 1, Inc.	52 Vanderbilt Avenue New York, NY 10017 United States	Pharmaceuticals	First Lien Debt	S +	5.75%	11.14%	5/25/2029		11,066	10,867	11,066
Caerus US 1, Inc.	52 Vanderbilt Avenue New York, NY 10017 United States	Pharmaceuticals	First Lien Debt	S +	5.75%	11.14%	5/25/2029		715	694	715
Caerus US 1, Inc.	52 Vanderbilt Avenue New York, NY 10017 United States	Pharmaceuticals	First Lien Debt	S +	5.75%	11.14%	5/25/2029		307	287	307
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA, 92121	Professional Services	First Lien Debt	S +	6.25%	11.72%	3/10/2027		18,475	18,210	18,475
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA, 92121	Professional Services	First Lien Debt	S +	6.25%	11.72%	3/10/2027		1,935	1,923	1,935
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA, 92121	Professional Services	First Lien Debt	S +	6.25%	11.72%	3/10/2027		1,400	1,381	1,400
Bridgepointe Technologies, LLC	999 Baker Way, Suite 310, San Mateo, CA 94404	Professional Services	First Lien Debt	S +	6.50%	12.04%	12/31/2027		17,273	16,743	16,839
Bridgepointe Technologies, LLC	999 Baker Way, Suite 310, San Mateo, CA 94404	Professional Services	First Lien Debt	S +	6.50%	12.04%	12/31/2027		10,116	9,579	9,696
Bullhorn, Inc.	100 Summer Street, 17th Floor, Boston, MA, 02110	Professional Services	First Lien Debt	S +	5.75%	11.24%	9/30/2026		15,499	15,409	15,408
Bullhorn, Inc.	100 Summer Street, 17th Floor, Boston, MA, 02110	Professional Services	First Lien Debt	S +	5.75%	11.24%	9/30/2026		51	50	50
Bullhorn, Inc.	100 Summer Street, 17th Floor, Boston, MA, 02110	Professional Services	First Lien Debt	S +	5.75%	11.24%	9/30/2026		—	(4)	(3)
Citrin Cooperman Advisors, LLC	529 Fifth Avenue, New York, NY 10017	Professional Services	First Lien Debt	S +	6.25%	11.64%	10/1/2027		23,563	23,179	23,091
Citrin Cooperman Advisors, LLC	529 Fifth Avenue, New York, NY 10017	Professional Services	First Lien Debt	S +	5.75%	10.79%	10/1/2027		8,517	8,377	8,325
KENG Acquisition, Inc	4000 Hollywood Boulevard, Suite 400-North, Hollywood, FL 33021, United States	Professional Services	First Lien Debt	S +	6.25%	11.64%	8/1/2029		3,221	3,142	3,142
KENG Acquisition, Inc	4000 Hollywood Boulevard, Suite 400-North, Hollywood, FL 33021, United States	Professional Services	First Lien Debt	S +	6.25%	11.64%	8/1/2029		400	365	371
KENG Acquisition, Inc	4000 Hollywood Boulevard, Suite 400-North, Hollywood, FL 33021, United States	Professional Services	First Lien Debt	S +	6.25%	11.64%	8/1/2029		98	76	76
KWOR Acquisition, Inc.	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	First Lien Debt	S +	5.25%	10.67%	12/22/2028		5,347	5,260	5,248

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
KWOR Acquisition, Inc.	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	First Lien Debt	S +			5.25%		10.67%	12/22/2028		1,304	1,253	1,216
KWOR Acquisition, Inc.	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	First Lien Debt	P +			4.25%		12.75%	12/22/2027		67	66	65
Project Boost Purchaser, LLC	12735 Gran Bay Parkway West, Suite 130, Jacksonville, FL 32258-4467	Professional Services	First Lien Debt	S +			5.25%		10.67%	5/2/2029		5,682	5,636	5,664
Project Boost Purchaser, LLC	12735 Gran Bay Parkway West, Suite 130, Jacksonville, FL 32258-4467	Professional Services	First Lien Debt	S +			5.25%		10.67%	5/2/2029		—	(4)	(2)
Project Boost Purchaser, LLC	12735 Gran Bay Parkway West, Suite 130, Jacksonville, FL 32258-4467	Professional Services	First Lien Debt	S +			5.25%		10.67%	5/2/2028		—	(3)	(1)
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX	Real Estate Management & Development	First Lien Debt	S +	6.50	% (incl.	2.50	% PIK)	12.03%	7/2/2027		16,570	16,464	16,321
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX	Real Estate Management & Development	First Lien Debt	S +	6.50	% (incl.	2.50	% PIK)	12.03%	7/2/2027		20,216	20,068	19,889
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX	Real Estate Management & Development	First Lien Debt	S +	6.50	% (incl.	2.50	% PIK)	12.03%	7/2/2027		—	(12)	(28)
MRI Software, LLC	28925 Fountain Parkway, Solon, OH 44139	Real Estate Management & Development	First Lien Debt	S +			5.50%		10.99%	2/10/2026		59,029	58,710	58,544
MRI Software, LLC	28925 Fountain Parkway, Solon, OH 44139	Real Estate Management & Development	First Lien Debt	S +			5.50%		10.99%	2/10/2026		—	(9)	(18)
Pritchard Industries, LLC	150 E 42nd St, New York, NY 10017	Real Estate Management & Development	First Lien Debt	S +			5.50%		11.09%	10/13/2027		25,338	24,971	24,809
Pritchard Industries, LLC	150 E 42nd St, New York, NY 10017	Real Estate Management & Development	First Lien Debt	S +			5.50%		11.09%	10/13/2027		6,058	5,966	5,931
Zarya Intermediate, LLC	5300 Memorial Drive, Suite 300 , Houston, TX 77007	Real Estate Management & Development	First Lien Debt	S +			6.50%		11.92%	7/1/2027		35,408	35,408	35,408
Zarya Intermediate, LLC	5300 Memorial Drive, Suite 300 , Houston, TX 77007	Real Estate Management & Development	First Lien Debt	S +			6.50%		11.92%	7/1/2027		1,564	1,564	1,564
Alert Media, Inc.	901 South MoPac Expressway, Building 3, Suite 500, Austin, TX 78746	Software	First Lien Debt	S +	7.75	% (incl.	6.75	% PIK)	11.56%	4/12/2027		19,127	18,877	18,775
Alert Media, Inc.	901 South MoPac Expressway, Building 3, Suite 500, Austin, TX 78746	Software	First Lien Debt	S +	7.75	% (incl.	6.75	% PIK)	11.56%	4/10/2026		—	(41)	(62)

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
Anaplan, Inc.	50 Hawthorne St, San Francisco, CA, 94105	Software	First Lien Debt	S +			6.50%		11.82%	6/21/2029		24,000	23,584	24,000
Appfire Technologies, LLC	1500 District Ave, Burlington, MA, 01803	Software	First Lien Debt	S +			5.50%		11.02%	3/9/2027		18,332	18,238	17,942
Appfire Technologies, LLC	1500 District Ave, Burlington, MA, 01803	Software	First Lien Debt	S +			5.50%		11.02%	3/9/2027		311	302	280
Appfire Technologies, LLC	1500 District Ave, Burlington, MA, 01803	Software	First Lien Debt	S +			5.50%		11.02%	3/9/2027		—	(2)	(3)
Bottomline Technologies, Inc.	325 Corporate Drive , Portsmouth, New Hampshire 03801-6808	Software	First Lien Debt	S +			5.25%		10.57%	5/14/2029		3,168	3,114	3,155
Bottomline Technologies, Inc.	325 Corporate Drive , Portsmouth, New Hampshire 03801-6808	Software	First Lien Debt	S +			5.00%		10.32%	5/15/2028		—	(4)	(1)
CLEO Communications Holding, LLC	4949 Harrison Ave. Suite #200 Rockford, IL 61108	Software	First Lien Debt	S +			6.50%		11.93%	6/9/2027		39,998	39,728	39,262
CLEO Communications Holding, LLC	4949 Harrison Ave. Suite #200 Rockford, IL 61108	Software	First Lien Debt	S +			6.50%		11.93%	6/9/2027		—	(77)	(230)
Coupa Holdings, LLC	1855 South Grant Street, San Mateo, CA 94402 United States	Software	First Lien Debt	S +			7.50%		12.82%	2/27/2030		2,264	2,211	2,231
Coupa Holdings, LLC	1855 South Grant Street, San Mateo, CA 94402 United States	Software	First Lien Debt	S +			7.50%		12.82%	2/27/2030		—	(12)	(16)
Coupa Holdings, LLC	1855 South Grant Street, San Mateo, CA 94402 United States	Software	First Lien Debt	S +			7.50%		12.82%	2/27/2029		—	(19)	(12)
Cyara AcquisitionCo, LLC	805 Veterans Blvd, Suite 105, Redwood City, CA 94063 USA	Software	First Lien Debt	S +	6.75	% (incl.	2.75	% PIK)	12.57%	6/28/2029		4,631	4,509	4,535
Cyara AcquisitionCo, LLC	805 Veterans Blvd, Suite 105, Redwood City, CA 94063 USA	Software	First Lien Debt	S +	6.75	% (incl.	2.75	% PIK)	12.57%	6/28/2029		—	(8)	(6)
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	S +			5.75%		11.43%	8/4/2025		27,300	27,173	27,185
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	S +			5.75%		11.43%	8/4/2025		2,184	2,174	2,175
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	S +			5.75%		11.43%	8/4/2025		1,845	1,826	1,826
E-Discovery AcquireCo, LLC	145 S. Wells St., Suite 500, Chicago, IL 60606	Software	First Lien Debt	S +			6.50%		11.90%	8/29/2029		17,795	17,355	17,355
E-Discovery AcquireCo, LLC	145 S. Wells St., Suite 500, Chicago, IL 60606	Software	First Lien Debt	S +			6.50%		11.90%	8/29/2029		—	(40)	(40)
GS AcquisitionCo, Inc.	8529 Six Forks Rd., Raleigh, NC 27615	Software	First Lien Debt	S +			5.75%		11.29%	5/22/2026		75,341	74,944	75,167
GS AcquisitionCo, Inc.	8529 Six Forks Rd., Raleigh, NC 27615	Software	First Lien Debt	S +			5.75%		11.29%	5/22/2026		—	(15)	(6)
Gurobi Optimization, LLC	9450 Southwest Gemini Drive, #90729, Beaverton, OR	Software	First Lien Debt	S +			4.75%		10.40%	12/19/2023		12,991	12,981	12,991

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
Gurobi Optimization, LLC	9450 Southwest Gemini Drive, #90729, Beaverton, OR	Software	First Lien Debt	S +			4.75%		10.40%	12/19/2023		—	(1)	—
Kaseya, Inc.	701 Brickell Avenue Suite 400, Miami, FL, 33131	Software	First Lien Debt	S +	6.25	% (incl.	2.50	% PIK)	11.62%	6/23/2029		14,129	13,947	14,009
Kaseya, Inc.	701 Brickell Avenue Suite 400, Miami, FL, 33131	Software	First Lien Debt	S +	6.25	% (incl.	2.50	% PIK)	11.62%	6/23/2029		52	47	45
Kaseya, Inc.	701 Brickell Avenue Suite 400, Miami, FL, 33131	Software	First Lien Debt	S +	6.25	% (incl.	2.50	% PIK)	11.62%	6/23/2029		215	205	208
LegitScript, LLC	818 SW 3rd Ave #353, Portland, OR 97204	Software	First Lien Debt	S +			5.75%		11.07%	6/24/2029		26,636	26,179	26,183
LegitScript, LLC	818 SW 3rd Ave #353, Portland, OR 97204	Software	First Lien Debt	S +			5.75%		11.07%	6/24/2029		704	639	580
LegitScript, LLC	818 SW 3rd Ave #353, Portland, OR 97204	Software	First Lien Debt	S +			5.75%		11.07%	6/24/2028		1,000	934	929
Montana Buyer, Inc.	1501 Highwoods Blvd., Suite 200-A, Greensboro, NC, 27410	Software	First Lien Debt	S +			5.75%		11.07%	7/22/2029		4,100	4,028	4,032
Montana Buyer, Inc.	1501 Highwoods Blvd., Suite 200-A, Greensboro, NC, 27410	Software	First Lien Debt	S +			5.75%		11.07%	7/22/2028		—	(7)	(8)
Netwrix Corporation And Concept Searching, Inc.	300 Spectrum Center Drive, Suite 200 Irvine, CA 92618	Software	First Lien Debt	S +			5.00%		10.30%	6/9/2029		5,468	5,424	5,363
Netwrix Corporation And Concept Searching, Inc.	300 Spectrum Center Drive, Suite 200 Irvine, CA 92618	Software	First Lien Debt	S +			5.00%		10.30%	6/9/2029		—	(8)	(30)
Netwrix Corporation And Concept Searching, Inc.	300 Spectrum Center Drive, Suite 200 Irvine, CA 92618	Software	First Lien Debt	S +			5.00%		10.30%	6/9/2029		108	104	99
Oak Purchaser, Inc.	3520 Green Court, Suite 250, Ann Arbor, MI 48105	Software	First Lien Debt	S +			5.50%		10.97%	4/28/2028		2,792	2,769	2,723
Oak Purchaser, Inc.	3520 Green Court, Suite 250, Ann Arbor, MI 48105	Software	First Lien Debt	S +			5.50%		10.97%	4/28/2028		830	816	784
Oak Purchaser, Inc.	3520 Green Court, Suite 250, Ann Arbor, MI 48105	Software	First Lien Debt	S +			5.50%		10.97%	4/28/2028		—	(3)	(9)
Pound Bidco, Inc.	350 Burnhamthorpe Road West Suite 1000, Mississauga, ON, L5B 3J1, Canada	Software	First Lien Debt	S +			6.50%		11.93%	1/30/2026		6,395	6,329	6,395
Pound Bidco, Inc.	350 Burnhamthorpe Road West Suite 1000, Mississauga, ON, L5B 3J1, Canada	Software	First Lien Debt	S +			6.50%		11.93%	1/30/2026		—	(11)	—
Project Leopard Holdings, Inc.	15211 Laguna Canyon Road, Irvine, CA 92618	Software	First Lien Debt	S +			5.25%		10.72%	7/20/2029		6,233	5,852	5,485
Pound Bidco, Inc.	350 Burnhamthorpe Road West Suite 1000,Mississauga, ON, L5B 3J1,Canada	Software	First Lien Debt	S +			6.50%		11.93%	1/30/2026		2,617	2,585	2,617
Pound Bidco, Inc.	350 Burnhamthorpe Road West Suite 1000,Mississauga, ON, L5B 3J1,Canada	Software	First Lien Debt	S +			6.50%		11.93%	1/30/2026		—	—	—

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	First Lien Debt	S +			5.75%		11.30%	4/15/2027		19,505	19,418	19,026
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	First Lien Debt	S +			5.75%		11.30%	4/15/2027		9	8	7
Riskonnect Parent, LLC	1701 Barrett Lakes Blvd., Suite 500 Kennesaw, GA 30144	Software	First Lien Debt	S +			5.50%		11.04%	12/7/2028		520	512	517
Riskonnect Parent, LLC	1701 Barrett Lakes Blvd., Suite 500 Kennesaw, GA 30144	Software	First Lien Debt	S +			5.50%		11.04%	12/7/2028		—	(5)	(3)
Securonix, Inc.	5080 Spectrum Drive Suite 950 West, Addison, TX 75001	Software	First Lien Debt	S +			6.50%		11.27%	4/5/2028		21,010	20,715	20,390
Securonix, Inc.	5080 Spectrum Drive Suite 950 West, Addison, TX 75001	Software	First Lien Debt	S +			6.50%		11.27%	4/5/2028		—	(50)	(112)
Skykick, Inc.	200 W Thomas St #400, Seattle, WA 98119	Software	First Lien Debt	S +			7.25%		12.84%	9/1/2027		6,300	6,187	5,872
Skykick, Inc.	200 W Thomas St #400, Seattle, WA 98119	Software	First Lien Debt	S +			7.25%		12.84%	9/1/2027		2,415	2,369	2,251
Trunk Acquisition, Inc.	3200 Rice Mine Road NE, Tuscaloosa, AL 35406	Software	First Lien Debt	S +			5.75%		11.29%	2/19/2027		8,983	8,919	8,786
Trunk Acquisition, Inc.	3200 Rice Mine Road NE, Tuscaloosa, AL 35406	Software	First Lien Debt	S +			5.75%		11.29%	2/19/2026		—	(5)	(19)
User Zoom Technologies, Inc.	1801 Broadway, Suite 720, Denver, CO, 80202	Software	First Lien Debt	S +			7.00%		11.92%	4/5/2029		38,689	38,028	38,078
Omni Intermediate Holdings, LLC	921 W Bethel Rd, Building 200, Suite 201, Coppell, TX 75019	Air Freight & Logistics	Second Lien Debt	S +			9.00%		14.40%	12/30/2027		4,500	4,388	4,500
PAI Holdco, Inc.	3 Dakota Drive, Suite 110, New Hyde Park, NY 11042	Automobile Components	Second Lien Debt	S +	7.50	% (incl.	2.00	% PIK)	13.02%	10/28/2028		26,430	25,898	25,074
Infinite Bidco, LLC	17792 Fitch, Irvine, California 92614	Electronic Equipment, Instruments & Components	Second Lien Debt	S +			7.00%		12.43%	3/2/2029		25,500	25,444	22,121
QBS Parent, Inc.	4550 Post Oak Place Dr #202 Houston, TX 77027	Energy Equipment & Services	Second Lien Debt	S +			8.50%		13.92%	9/21/2026		15,000	14,841	14,343
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	Second Lien Debt	S +			8.00%		13.42%	12/10/2027		3,960	3,900	3,869
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	Second Lien Debt	S +			8.00%		13.42%	12/10/2027		1,540	1,515	1,505
Aptean, Inc.	4325 Alexander Dr #100, Alpharetta, GA 30022	Industrial Conglomerates	Second Lien Debt	S +			7.00%		12.42%	4/23/2027		5,950	5,950	5,533
Help/Systems Holdings, Inc.	6455 City West Parkway, Eden Prairie, MN 55344	IT Services	Second Lien Debt	S +			6.75%		12.35%	11/19/2027		17,500	17,500	15,050

			Type of	Reference					Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread					Rate	Date	Class	Shares	Cost	Fair Value
Idera, Inc.	Brookhollow Central III, 2950 North Loop Freeway West, Suite 700, Houston, TX 77092	IT Services	Second Lien Debt	S +			6.75%		12.27%	3/2/2029		3,887	3,865	3,887
Red Dawn SEI Buyer, Inc.	3854 Broadmoor Avenue SE, Grand Rapids, MI 49512	IT Services	Second Lien Debt	S +			8.50%		13.99%	11/20/2026		19,000	18,707	18,867
Matrix Parent, Inc.	20813 Stevens Creek Boulevard, Suite 200, Cupertino, CA 95014	Software	Second Lien Debt	S +			8.00%		12.43%	3/3/2029		13,500	13,296	13,469
Flexera Software, LLC	300 Park Blvd, Suite 500, Itasca, IL 6014	Software	Second Lien Debt	S +			7.00%		13.56%	3/1/2030		10,667	10,505	6,494
Familia Intermediate Holdings I Corp. (Teasdale Latin Foods)	3041 Churchill Dr. Ste 100, Flower Mound, TX, 75022-2733	Food Products	Unsecured Debt				16.25	% PIK		6/18/2026		1,500	1,500	125
Fetch Insurance Services, LLC	101 Greenwich St., New York City, New York, USA	Insurance Services	Unsecured Debt		12.75	% (incl.	3.75	% PIK)		10/31/2027		1,935	1,886	1,877
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	Preferred Equity				10.50%			—		5,000	6,329	6,326
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	Preferred Equity				12.25%			—		1,000,000	1,143	970
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	Preferred Equity				10.50%			—		3,250,000	3,851	3,835
Knockout Intermediate Holdings I, Inc.	701 Brickell Avenue Suite 400, Miami, FL, 33131	Software	Preferred Equity				11.75%			—		2,790	3,073	3,147
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	Preferred Equity	S +			10.00%			—		2,255	2,569	2,729
RSK Holdings, Inc. (Riskonnect)	1701 Barrett Lakes Blvd., Suite 500 Kennesaw, GA 30144	Software	Preferred Equity	S +			10.50%			—		1,012,200	1,137	1,174
Skykick, Inc.	200 W Thomas St #400, Seattle, WA 98119	Software	Preferred Equity							—		134,101	1,275	1,275
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA, 92121	Professional Services	Common Equity							—	1.10%	29,441	2,944	2,733
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater, FL 33759	Insurance Services	Common Equity							—	0.00%	908	25	33
BP Purchaser, LLC	B O X Partners, LLC, 2650 Galvin Drive, Elgin, IL 60124	Containers & Packaging	Common Equity							—	0.33%	1,383,156	1,378	1,529
CSC Thrive Holdings, LP (Thrive Networks)	25 Forbes Boulevard, Suite 3, Foxborough, MA 02035	IT Services	Common Equity							—	0.18%	162,309	421	766
Encore Holdings, LLC	70 Bacon Street, Pawtucket, RI 02860	Commercial Services & Supplies	Common Equity							—	0.14%	2,796	348	660
Frisbee Holdings, LP (Fetch)	101 Greenwich St., New York City, New York, USA	Insurance Services	Common Equity							—		21,744	277	277

			Type of	Reference	Interest	Maturity	% of	Par Amount/
Investments-non-controlled/non-affiliated	Address	Industry	Investment	Rate and Spread	Rate	Date	Class	Shares	Cost	Fair Value
GSM Equity Investors, LP (GSM Outdoors)	5250 Frye Road,Irving, TX, Dallas County	Leisure Products	Common Equity			—	0.17%	4,500	450	665
Help HP SCF Investor, LP (Help/Systems)	6455 City West Parkway, Eden Prairie, MN 55344	IT Services	Common Equity			—		9,619,564	12,460	14,705
LUV Car Wash	2218 E Williams Field Road, Suite 225, Gilbert, AZ	Diversified Consumer Services	Common Equity			—	0.04%	123	123	88
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436	Health Care Providers & Services	Common Equity			—	0.48%	165,761	1,220	1,147
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111	Aerospace & Defense	Common Equity			—	0.48%	6,538	654	779
Pet Holdings, Inc. (Brightpet)	38281 Industrial Park Road, Lisbon, OH 44432	Food Products	Common Equity			—	1.49%	17,543	2,013	1,718
Pritchard Industries, Inc.	150 E 42nd St, New York, NY 10017	Real Estate Management & Development	Common Equity			—	0.74%	1,700,000	1,700	1,734
Procure Acquiom Financial, LLC (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA, Cobb County	Commercial Services & Supplies	Common Equity			—	0.22%	1,000,000	1,000	1,240
Recovery Point Systems, Inc.	Parkway, Suite 500 Atlanta, GA, Cobb County	IT Services	Common Equity			—	1.25%	1,000,000	1,000	1,020
Reveal Data Solutions	145 S. Wells St., Suite 500, Chicago, IL 60606	Software	Common Equity				0.07%	477,846	621	621
Shelby Co-invest, LP. (Spectrum Automotive)	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	Common Equity			—	0.13%	8,500	850	1,346
Surewerx Topco, LP	49 Schooner Street, Coquitlam, BC V3K 0B3.	Commercial Services & Supplies	Common Equity			—	0.09%	512	512	553
Suveto Buyer, LLC	1000 Texan Trail #270, Grapevine, TX 76051	Health Care Providers & Services	Common Equity			—	0.43%	19,257	1,926	1,796
									$3,158,601	$3,123,450

DETERMINATION OF NET ASSET VALUE

We conduct the valuation of assets at all times consistent with U.S. GAAP and the 1940 Act. Our Board of Directors, with the assistance of our Audit Committee, determines the fair value of our assets, for assets with a daily public market, and for assets with no readily available public market, on at least a quarterly basis, in accordance with the terms of ASC 820. The Board of Directors has delegated to the Valuation Designee the responsibility of determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors. Our valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same-to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

Securities that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Valuation Designee or our Board of Directors, does not represent fair value, each is valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment but include comparable public market valuations, comparable precedent transaction valuations and discounted cash flow analyses. Debt investments are generally fair valued using discounted cash flow analyses technique. Expected cash flows are projected based on contractual terms and discounted back to the measurement date based on a discount rate. The discount rate is determined based upon an assessment of current and expected yields for similar investments and risk profiles. The process used to determine the applicable value is as follows:

1.

each portfolio company or investment is initially valued using a standardized template designed to approximate fair market value based on observable market inputs and updated credit statistics and unobservable inputs;

2.	preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of our Adviser’s senior management;
3.

our Board of Directors or Valuation Designee engages independent third-party valuation firms to provide positive assurance on a portion of our illiquid investments each quarter (such that each illiquid investment will be reviewed by an independent valuation firm at least once on a rolling twelve-month basis) including review of management’s preliminary valuation and conclusion of fair value;

4.

our Audit Committee reviews the assessments of the Valuation Designee and the independent third-party valuation firms and provide our Board of Directors with recommendations with respect to the fair value of each investment in our portfolio; and

5.

our Board of Directors discusses the valuation recommendations of our Audit Committee and determine the fair value of each investment in our portfolio in good faith based on the input of the Valuation Designee and, where applicable, the third-party valuation firm.

The fair value is generally determined based on the assessment of the following factors, as relevant:

●	the nature and realizable value of any collateral;
●	call features, put features and other relevant terms of debt;
●	the portfolio company’s leverage and ability to make payments;
●	the portfolio company’s public or “private letter” credit ratings;
●	the portfolio company’s actual and expected earnings and cash flow;

●	prevailing interest rates for like securities and expected volatility in future interest rates;
●	the markets in which the issuer does business and recent economic and/or market events; and
●	comparisons to publicly traded securities.

Investment performance data utilized will be the most recently available as of the measurement date which in many cases may reflect up to a one quarter lag in information.

Our Board of Directors is ultimately responsible for the determination, in good faith, of the fair value of our portfolio investments.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock is based on relevant portions of the DGCL and on our Certificate of Incorporation and Bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our Certificate of Incorporation and Bylaws, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Our authorized stock consists of 100,000,000 shares of Common Stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Prior to this offering, there has been no public market for shares of our Common Stock, and we can offer no assurance that a market for shares of our Common Stock will develop in the future or that the market price for shares of our Common Stock will not decline following the offering. There are no outstanding options or warrants to purchase shares of our Common Stock. No stock has been authorized for issuance under any equity compensation plan. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

All shares of our Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our Common Stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our Common Stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Common Stock can elect all of our directors, and holders of less than a majority of such shares are not able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may be amended. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may be amended. In addition, we have entered into indemnification agreements with each of our directors in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under section 17(h) of the 1940 Act.

As a BDC, we are not permitted to and will not indemnify our Adviser, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Election of Directors

Our bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for director at a duly called meeting of stockholders at which a quorum is present is required to elect a director in an uncontested election. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present. Under our bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. At each annual meeting of stockholders, directors of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualified. A classified Board of Directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation and bylaws provide that the number of directors will be set only by the Board of Directors. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors.

However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the DGCL. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our Board of Directors may be removed only for cause. Under our certificate of incorporation and bylaws, any vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Our certificate of incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board of Directors, (2) pursuant to our notice of meeting or (3) by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors, by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Delaware Anti-Takeover Law

The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

●	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
●	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
●	at or subsequent to such time, the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 of the DGCL defines “business combination” to include the following:

●	any merger or consolidation involving the corporation and the interested stockholder;
●	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
●	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
●	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 of the DGCL defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Our Board of Directors may choose to adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our Independent Directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our certificate of incorporation and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, our certificate of incorporation or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (4) any action asserting a claim governed by the internal affairs doctrine will be a federal or state court located in the state of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of our Common Stock will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by U.S. mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid. Our certificate of incorporation includes this provision so that we can respond to litigation more efficiently, reduce the costs associated with our responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce us into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with us or our directors, officers or other employees, if any, and may discourage lawsuits against us and our directors, officers or other employees, if any. Alternatively, if a court were to find such provision inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition and results of operations. The exclusive forum provision does not apply to claims arising under the federal securities laws.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,      shares of our Common Stock will be outstanding, assuming no exercise of the underwriters’ option to purchase additional shares. The      shares of Common Stock sold in the offering (assuming no exercise of the underwriters’ option to purchase additional shares) will be freely tradable without restriction or limitation under the Securities Act. Any shares of Common Stock purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The        shares of our Common Stock that were issued prior to the completion of this offering will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by a holder that is an affiliate within any three-month period cannot exceed the greater of:

●	1% of the total number of securities then outstanding; or
●	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our Common Stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our Common Stock. Immediately upon the expiration of the lock-up periods described below, an aggregate of shares of Common Stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144.

Lock-up Restrictions

MS Credit Partners Holdings, our directors, officers, members of the Investment Committee and the holders of all of our outstanding stock and stock options prior to this offering have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons agree not to, without the prior written approval of the representatives of the underwriters, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock, or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock.

Each of MS Credit Partners Holdings and our directors, officers and members of the Investment Committee have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for a period of 365 days after the date of the prospectus.

Certain other stockholders holding in the aggregate approximately 88.0% of the outstanding shares of Common Stock have agreed, in accordance with the transfer restrictions provided for in the lock-up agreement, that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for 365 days after the date of this prospectus, provided, however that (i) 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be automatically released from the transfer restrictions at any time beginning 180 days after the date of the prospectus, (ii) an additional 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be automatically released from the transfer restrictions at any time beginning 270 days after the date of the prospectus, and (iii) the remaining 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be released from such transfer restrictions 365 days after the date of the prospectus.

At any time, the representatives of the underwriters may, in their sole discretion, release some or all of the securities from these lock-up agreements. See “Underwriting.”

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt out” DRIP that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below, which will become effective upon the completion of this offering. As a result, if our Board of Directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our DRIP will have their cash dividends or distributions automatically reinvested in additional shares of our Common Stock, rather than receiving cash. For the avoidance of doubt, stockholders of the Company who did not elect to “opt in” to the DRIP in effect prior to the effective date of the “opt out” DRIP will be deemed to have made an election to “opt out” of our DRIP as of the effective date of the “opt out” DRIP and to continue to receive cash as set forth below.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our Common Stock. A registered stockholder may elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for each stockholder to acquire shares of Common Stock in non-certificated form through the plan if such stockholders have elected to receive their distributions in shares of Common Stock. Those stockholders who hold shares of Common Stock through a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Our Board of Directors reserves the right, subject to the provisions of the 1940 Act, to either issue new shares of Common Stock or to make open market purchases of shares of Common Stock for the accounts of participants or a combination of each. The number of shares of Common Stock to be issued to a participant is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our Common Stock at the close of regular trading on The New York Stock Exchange on the date of such distribution and/or the price to be paid by us to acquire shares of Common Stock on The New York Stock Exchange pursuant to the DRIP, provided that in the event the market price per share on the date of such distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of the most recently computed net asset value per share or 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). The market price per share on that date will be the closing price for such shares on The New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. There will be no brokerage or other charges to stockholders who participate in the plan. The DRIP administrator’s fees under the plan will be paid by us.

Stockholders who receive dividends and other distributions in the form of shares of Common Stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash dividends would be reinvested in shares of our Common Stock, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of shares of Common Stock received in a dividend or other distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash. Any shares of Common Stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which such shares are credited to the U.S. holder’s account.

We may terminate the DRIP upon notice in writing to each participant at least 30 days prior to any record date for the payment of any distribution by us.

Participants may terminate their accounts under the plan by notifying the plan administrator by submitting a letter of instruction terminating the participant’s account under the plan to the plan administrator. Such termination is effective immediately if the participant’s notice is received by the plan administrator no later than 10 days prior to the record date for an applicable distribution. Upon termination, you will receive the shares of Common Stock held under the plan.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our Common Stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, or the AMT, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar and financial institutions. This summary assumes that stockholders hold shares of our Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations and may include amounts subject to treatment as a return of capital under section 19(a) of the 1940 Act.

A “U.S. stockholder” is a beneficial owner of shares of our Common Stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;
●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. stockholder” is a beneficial owner of shares of our Common Stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of Common Stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of Common Stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our Common Stock will depend on the facts of his, her or its particular situation. We encourage stockholders to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to 90% of our ICTI, as defined by the Code, which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid, or the Annual Distribution Requirement. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement.

Taxation as a RIC

If we:

●	qualify as a RIC; and
●	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our ICTI and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed as dividends to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	qualify to be regulated as a BDC under the 1940 Act at all times during each taxable year;
●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
●	diversify our holdings so that at the end of each quarter of the taxable year:
●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
●	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities.

In addition, as a RIC we are subject to ordinary income and capital gain distribution requirements under the Excise Tax Avoidance Requirement. If we do not meet the required distributions under the Excise Tax Avoidance Requirement, we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet the Excise Tax Avoidance Requirement will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its ICTI. If our deductible expenses in a given taxable year exceed our ICTI, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset ICTI, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its ICTI, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our ICTI for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income. Any such transaction could also result in our receiving assets that give rise to income that is not qualifying income for purposes of the 90% Income Test.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our ability to be subject to tax as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

There may be uncertainty as to the appropriate treatment of certain of our investments for U.S. federal income tax purposes. In particular, we may invest a portion of our net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as if an instrument is treated as debt or equity, whether and to what extent we should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, in order to seek to ensure that we distribute sufficient income to qualify, and maintain our qualification as, a RIC and to ensure that we do not become subject to U.S. federal income or excise tax.

Income received by us from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to us. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us. We generally intend to conduct our investment activities to minimize the impact of foreign taxation, but there is no guarantee that we will be successful in this regard.

We may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies, or PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which we held the PFIC stock. We will be subject to tax on the portion, if any, of the excess distribution that is allocated to our holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though we distribute the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

We may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, we generally would be required to include in our gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, we may be able to elect to mark to market our PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years with respect to stock in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject us to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time we accrue interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of our ICTI to be distributed to stockholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that we must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other ICTI during a taxable year, we would not be able to make ordinary distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to stockholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each stockholder’s basis in the Common Stock.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur, all our taxable income would be subject to tax at regular corporate rates and we would not be able to deduct our dividend distributions to stockholders. Additionally, we would no longer be required to distribute our income and gains. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends-received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to “— Taxation of Non-U.S. Stockholders” below.

Distributions; Dispositions

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends received deduction.

Certain distributions reported by us as section 163(j) interest dividends may be treated as interest income by stockholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the stockholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares of Common Stock and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. A stockholder’s basis for determining gain or loss upon the sale of Common Stock received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above net asset value, in which case the stockholder’s basis in the new shares of Common Stock will generally be equal to its fair market value.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their Shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Until and unless we are treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) Common Stock and our preferred stock collectively being held by at least 500 persons at all times during a taxable year (2) Common Stock being continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act) or (3) Common Stock being treated as regularly traded on an established securities market for any taxable year, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (1) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Adviser and certain of our other expenses, (2) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares of Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of Common Stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of shares of Common Stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in shares of our Common Stock. Such rate is lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax on Net Investment Income

A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our Common Stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our Common Stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our Common Stock is appropriate for a Non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our Common Stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisers before investing in our Common Stock.

Distributions; Dispositions

Whether an investment in shares of our Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our Common Stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in shares of our Common Stock.

Subject to the discussion below, distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly reported dividends received by a non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our Common Stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we reported a payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of shares of our Common Stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or, in the case of an individual non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

Under the Code and Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of the dividends on our Common Stock paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, Non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our Common Stock.

Other Taxes

Stockholders may be subject to state, local and non-U.S. taxes applicable to their investment in shares. Stockholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in shares of our Common Stock.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held by our custodian, State Street, pursuant to a custody agreement. We have also engaged State Street to serve as our transfer agent, distribution paying agent and registrar. State Street’s address is: 100 Summer Street, Floor 5, Boston, Massachusetts 02110.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any other accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

The Investment Advisory Agreement permits our Adviser, subject to review by our Board of Directors from time to time, to purchase and sell portfolio securities to and from brokers who provide our Adviser with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our Adviser in servicing other clients and not all of these services may be used by our Adviser in connection with the client generating the brokerage credits. The fees received under the Investment Advisory Agreement are not reduced by reason of our Adviser receiving such brokerage and research services.

We expect that our portfolio transactions will be generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Investment Advisory Agreement provides that our Adviser, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, will be made by our Adviser in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us. We have paid no brokerage commissions during the last three fiscal years.

UNDERWRITING

Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, severally, the number of shares indicated below:

Name	Number of Shares
Morgan Stanley & Co. LLC
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
Keefe, Bruyette & Woods, Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
UBS Securities LLC
Total:

The underwriters and the representatives are collectively referred to as the “underwriters” and the “representatives,” respectively. The underwriters are offering the shares of Common Stock subject to their acceptance of the shares from us. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered by this prospectus are subject to the review of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of common stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option to purchase additional shares of Common Stock described below.

The underwriters initially propose to offer part of the shares of common stock directly to the public at the offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $          per share under the public offering price. After the initial offering of the shares of common stock, the offering price and other selling terms may from time to time be varied by the representative.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to           additional shares of Common Stock at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional shares of common stock as the number listed next to the underwriter’s name in the preceding table bears to the total number of shares of common stock listed next to the names of all underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions, and proceeds before expenses to us. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional           shares of Common Stock.

Total
	Per Share	No Exercise	Full Exercise
Public offering price	$	$	$
Underwriting discounts and commissions to be paid by us:
Proceeds, before expenses, to us	$	$	$

The estimated offering expenses payable by us, exclusive of the underwriting discounts and commissions, are approximately $         . We have agreed to reimburse the underwriters for expense relating to clearance of this offering with the Financial Industry Regulatory Authority up to $50,000.

The underwriters have informed us that they do not intend sales to discretionary accounts to exceed 5% of the total number of shares of Common Stock offered by them.

We expect the shares to be approved for listing on The New York Stock Exchange, subject to notice of issuance, under the symbol “MSDL”.

MS Credit Partners Holdings, all directors and officers and the holders of all of our outstanding stock and stock options prior to this offering have agreed that, without the prior written consent of the representatives on behalf of the underwriters, they will not, and will not publicly disclose an intention to, during the period ending 365 days after the date of this prospectus (the “restricted period”), subject to certain exceptions described below for non-affiliate stockholders:

●	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock;
●	file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or
●	engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale or disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of our Common Stock or other securities, in cash or otherwise.

whether any such transaction described above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, each such person agrees that, without the prior written consent of the representatives on behalf of the underwriters, such person will not, during the restricted period, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The restrictions described in the immediately preceding paragraph to do not apply to:

●	transactions by any person other than us relating to shares of Common Stock or other securities acquired in open market transactions or acquired from the Company under any dividend reinvestment plan, in each case, after the completion of the offering of the shares of Common Stock;
●	transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts; provided that, (i) each donee or distributee enters into a lock-up agreement and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, is required or made during the restricted period unless such filing indicates in the footnotes thereto that such transfer was made in connection with a bona fide gift or gifts;
●	transfers of shares of Common Stock or such other securities as a result of the operation of law, pursuant to estate, other testamentary document or intestate succession;
●	transfer of shares of Common Stock or such other securities to any immediate family member of the undersigned or any trust for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned;
●	distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the signatory of the lock-up agreement or transfers of Common Stock or such other securities as donations to charitable organizations; provided that, (i) each donee or distributee enters into a lock-up agreement and (ii) no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock is required or voluntarily made during the restricted period; or
●	facilitating the establishment of a trading plan on behalf of a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the restricted period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the stockholder party to the lock-up or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the restricted period.

Notwithstanding the foregoing, holders of our outstanding Common Shares who are not our directors, officers, members of the Investment Committee or MS Credit Partners Holdings have agreed, in accordance with the transfer restrictions provided for in the lock-up agreement, that they will not transfer their shares for 365 days after the date of this prospectus, provided, however that (i) 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be automatically released from the transfer restrictions at any time beginning 180 days after the date of the prospectus, (ii) an additional 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be automatically released from the transfer restrictions at any time beginning 270 days after the date of the prospectus, and (iii) the remaining 33% of the shares of the Company’s Common Stock held by such stockholder prior to this offering will be released from such transfer restrictions 365 days after the date of the prospectus.

The representatives, in their sole discretion, may release the Common Stock and other securities subject to the lock-up agreements described above in whole or in part at any time.

In order to facilitate the offering of the Common Stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Stock. Specifically, the underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The underwriters may also sell shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Stock in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating this offering, the underwriters may bid for, and purchase, shares of Common Stock in the open market to stabilize the price of the Common Stock. These activities may raise or maintain the market price of the Common Stock above independent market levels or prevent or retard a decline in the market price of the Common Stock. The underwriters are not required to engage in these activities and may end any of these activities at any time.

We and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

A prospectus in electronic format may be made available on websites maintained by one or more underwriters, or selling group members, if any, participating in this offering. The representatives may agree to allocate a number of shares of Common Stock to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the representative to underwriters that may make Internet distributions on the same basis as other allocations.

We are under common control with Morgan Stanley, an underwriter of this offering. In addition, the other underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In addition, in the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve our securities and instruments. The underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments. Furthermore, in the future, affiliates of the underwriters may be lenders under other credit facilities to which we are from time to time party or under credit facilities to funds or entities whose investment adviser is our Adviser or its affiliates.

On September 11, 2023 our Board of Directors approved the Company 10b5-1 Plan, to acquire up to $100 million in the aggregate of our Common Stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b5-1 and Rule 10b-18 of the Exchange Act. We adopted the Company 10b5-1 Plan because we believe if our Common Stock is trading below our then-current net asset value per share at the closing of this offering it will be in the best interest of our stockholders for us to reinvest in our portfolio. Wells Fargo Securities, LLC, which is acting as an underwriter in this offering, will act as agent under this 10b5-1 plan with the Company. See “The Company — Share Repurchase Plan.”

Pricing of the Offering

Prior to this offering, there has been no public market for our Common Stock. The initial public offering price was determined by negotiations between us and the representative. Among the factors considered in determining the initial public offering price were our future prospects and those of our industry in general, our sales, earnings and certain other financial and operating information in recent periods, including net asset value, and the price-earnings ratios, price-sales ratios, market prices of securities, and certain financial and operating information of companies engaged in activities similar to ours.

Selling Restrictions

Notice to Prospective Investors in Canada

This prospectus constitutes an “exempt offering document” as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the shares. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus or on the merits of the shares and any representation to the contrary is an offence.

Canadian investors are advised that this prospectus has been prepared in reliance on section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”). Pursuant to section 3A.3 of NI 33-105, the company and the underwriters in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to “connected issuer” and/or “related issuer” relationships as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.

Resale Restrictions

The offer and sale of the shares in Canada is being made on a private placement basis only and is exempt from the requirement that the Company prepares and files a prospectus under applicable Canadian securities laws. Any resale of Shares by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the shares outside of Canada.

Representations of Purchasers

Each Canadian investor who purchases the shares will be deemed to have represented to the Company, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a “permitted client” as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Taxation and Eligibility for Investment

Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the shares and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the shares or with respect to the eligibility of the shares for investment by such investor under relevant Canadian federal and provincial legislation and regulations.

Rights of Action for Damages or Rescission

Securities legislation in certain of the Canadian jurisdictions provides certain purchasers of securities pursuant to an offering memorandum (such as this prospectus), including where the distribution involves an “eligible foreign security” as such term is defined in Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions and in Multilateral Instrument 45-107 Listing Representation and Statutory Rights of Action Disclosure Exemptions, as applicable, with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum, or other offering document that constitutes an offering memorandum, and any amendment thereto, contains a “misrepresentation” as defined under applicable Canadian securities laws. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed under, and are subject to limitations and defences under, applicable Canadian securities legislation. In addition, these remedies are in addition to and without derogation from any other right or remedy available at law to the investor.

Language of Documents

Upon receipt of this document, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, chaque investisseur canadien confirme par les présentes qu’il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.

Notice to Prospective Investors in Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

a)a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

b)a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, securities (as defined in Section 239(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:
1.	to an institutional investor or to a relevant person defined in Section 275(2) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA;
2.	where no consideration is or will be given for the transfer;
3.	where the transfer is by operation of law;
4.	as specified in Section 276(7) of the SFA; or
5.	as specified in Regulation 32 of the Securities and Futures (Offers of Investments) (Shares and Debentures) Regulations 2005 of Singapore.

Notice to Prospective Investors in Dubai International Financial Centre

This document relates to a company which is not subject to any form of regulation or approval by the Dubai Financial Services Authority (“DFSA”).

The DFSA has not approved this document nor has any responsibility for reviewing or verifying any document or other documents in connection with this company. Accordingly, the DFSA has not approved this document or any other associated documents nor taken any steps to verify the information set out in this document, and has no responsibility for it.

The shares have not been offered and will not be offered to any persons in the Dubai International Financial Centre except on that basis that an offer is:

i.	an “Exempt Offer” in accordance with the Markets Rules (MKT) module of the DFSA; and
ii.	made only to persons who meet the Professional Client criteria set out in Rule 2.3.2 of the DFSA Conduct of Business Module

These documents must not, therefore, be delivered to, or relied on by, any other type of person.

The fund to which this document relates may be illiquid and/or subject to restrictions on its resale. Prospective purchasers should conduct their own due diligence on the Company.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the common shares may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the common shares without disclosure to investors under Chapter 6D of the Corporations Act.

The common shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring common shares must observe such Australian on-sale restrictions.

This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this Prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in Hong Kong

The shares of common shares have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the common shares has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares of common shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Principal Business Address

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New York 10079. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 7th Avenue, 4th Floor, New York, New York 10019. The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of RBC Capital Markets, LLC is 200 Vesey Street, 8th Floor, New York, NY 10281. The principal business address of UBS Securities LLC is 1285 Avenue of the Americas, New York, New York 10019.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Dechert LLP, Boston, MA. Certain legal matters in connection with the offering will be passed upon for the underwriters by Ropes & Gray LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of the Company and its consolidated subsidiaries included in this Registration Statement and the related financial statement schedules included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their reports thereon appearing herein and elsewhere in this Registration Statement, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We file annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge on our website at www.msdl.com or by calling us at (212) 761-4000 or by email at msdl@morganstanley.com. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at http://www.sec.gov. Information on our website and the SEC’s website is not incorporated into or a part of this prospectus. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

All requests for information, including copies of documents incorporated by reference into this registration statement, should be directed to:

Investor Relations

Morgan Stanley Direct Lending Fund

1585 Broadway, 23rd Floor

New York, NY 10036

(212) 761-4000

msdl@morganstanley.com

Morgan Stanley Direct Lending Fund

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PAGE
Interim Unaudited Financial Statements
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of September 30, 2023 (unaudited) and December 31, 2022	F-3
Consolidated Statements of Operations for the three and nine months period ended September 30, 2023 (unaudited) and September 30, 2022 (unaudited)	F-4
Consolidated Statements of Changes in Net Assets for the three and nine months period ended September 30, 2023 (unaudited) and September 30, 2022 (unaudited)	F-5
Consolidated Statements of Cash Flows for the nine months period ended September 30, 2023 (unaudited) and September 30, 2022 (unaudited)	F-6
Consolidated Schedule of Investments as of September 30, 2023 (unaudited) and December 31, 2022	F-7
Notes to the Consolidated Financial Statements (unaudited)	F-46

Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-67
Consolidated Statements of Assets and Liabilities as of December 31, 2022 and 2021	F-68
Consolidated Statements of Operations for the Year ended December 31, 2022, December 31, 2021, and December 31, 2020	F-69
Consolidated Statements of Changes in Net Assets for the Year ended December 31, 2022, December 31, 2021, and December 31, 2020	F-70
Consolidated Statements of Cash Flows for the Year ended December 31, 2022, December 31, 2021 and December 31, 2020	F-71
Consolidated Schedule of Investments as of December 31, 2022 and 2021	F-72
Notes to the Consolidated Financial Statements	F-108

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Morgan Stanley Direct Lending Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying consolidated statement of assets and liabilities of Morgan Stanley Direct Lending Fund and subsidiaries (the “Company”), including the consolidated schedule of investments as of September 30, 2023, and the related consolidated statements of operations, changes in net assets for the three-month and nine-month periods ended September 30, 2023, and 2022, and cash flows for the nine-month periods ended September 30, 2023 and 2022, and the related notes (collectively referred to as the “interim financial information”). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statement of assets and liabilities of the Company including the consolidated schedule of investments as of December 31, 2022, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated March 9, 2023, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities as of December 31, 2022, is fairly stated, in all material respects, in relation to the consolidated statements of assets and liabilities from which it has been derived.

Basis for Review Results

This interim financial information is the responsibility of the Company's management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ Deloitte & Touche LLP

New York, NY

November 2, 2023

Morgan Stanley Direct Lending Fund

Consolidated Statements of Assets and Liabilities

(In thousands, except share and per share amounts)

	As of
	September 30, 2023	December 31, 2022
	(Unaudited)	(Audited)
Assets
Non-controlled/non-affiliated investments, at fair value (amortized cost of $3,158,601 and $2,939,646 at September 30, 2023 and December 31, 2022, respectively)	$3,123,450	$2,873,588
Cash	88,085	81,215
Deferred financing costs	15,253	7,624
Interest and dividend receivable from non-controlled/non-affiliated investments	26,178	20,911
Subscription receivable	—	2,556
Receivable for investments sold/repaid	22	188
Prepaid expenses and other assets	23,887	40
Total assets	3,276,875	2,986,122

Liabilities
Debt (net of unamortized debt issuance costs of $6,152 and $7,899 at September 30, 2023 and December 31, 2022, respectively)	1,718,379	1,523,475
Payable to affiliates	702	2,086
Dividends payable	43,211	33,058
Management fees payable	1,938	1,783
Income based incentive fees payable	10,727	8,118
Capital call proceeds received in advance	7,332	—
Interest payable	8,933	17,019
Accrued expenses and other liabilities	4,181	3,278
Total liabilities	1,795,403	1,588,817

Commitments and Contingencies

Net Assets
Common stock, par value $0.001 (100,000,000 shares authorized and 72,018,635 and 70,536,678 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively)	72	71
Paid-in capital in excess of par value	1,481,875	1,452,013
Subscribed but unissued shares	213,218	—
Subscriptions receivable	(213,218)	—
Net distributable earnings (accumulated losses)	(475)	(54,779)
Total net assets	$1,481,472	$1,397,305
Total liabilities and net assets	$3,276,875	$2,986,122
Net asset value per share	$20.57	$19.81

The accompanying notes are an integral part of these unaudited consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Statements of Operations (Unaudited)

(In thousands, except share and per share amounts)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$90,977	$60,798	$259,267	$151,976
Payment-in-kind interest income	1,141	506	2,204	1,055
Dividend income	564	439	1,564	980
Other income	1,769	976	3,949	3,006
Total investment income	94,451	62,719	266,984	157,017

Expenses:
Interest expense and other financing expenses	29,686	18,601	84,260	42,731
Management fees	7,754	6,865	22,503	19,583
Income based incentive fees	10,727	7,173	30,246	18,517
Capital gains incentive fees	—	—	—	(2,441)
Professional fees	1,296	923	3,385	2,323
Directors’ fees	85	87	253	262
Administrative service fees	27	54	141	124
General and other expenses	118	351	483	828
Total expenses	49,693	34,054	141,271	81,927
Expense support	—	—	—	39
Management fees waiver	(5,816)	(5,149)	(16,878)	(14,687)
Net expenses	43,877	28,905	124,393	67,279
Net investment income (loss)	50,574	33,814	142,591	89,738

Net realized and unrealized gain (loss) on investment transactions:
Net realized gain (loss) on non-controlled/non-affiliated investments	5	18	127	556
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated investments	22,829	(24,390)	30,909	(61,869)
Net realized and unrealized gain (loss)	22,834	(24,372)	31,036	(61,313)
Net increase (decrease) in net assets resulting from operations	$73,408	$9,442	$173,627	$28,425

Per share information—basic and diluted
Net investment income (loss) per share	$0.70	$0.53	$2.00	$1.49
Earnings (loss) per share	$1.02	$0.15	$2.43	$0.47
Weighted average shares outstanding	71,874,113	64,102,092	71,361,910	60,169,337

The accompanying notes are an integral part of these unaudited consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Statements of Changes in Net Assets (Unaudited)

(In thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net assets at beginning of period	$1,440,001	$1,240,884	$1,397,305	$1,188,587
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	50,574	33,814	142,591	89,738
Net realized gain (loss)	5	18	127	556
Net change in unrealized appreciation (depreciation)	22,829	(24,390)	30,909	(61,869)
Net increase (decrease) in net assets resulting from operations	73,408	9,442	173,627	28,425

Capital transactions:
Issuance of common stock	—	79,821	—	154,687
Reinvestment of dividends	11,274	7,614	29,863	22,118
Dividends declared	(43,211)	(30,611)	(119,323)	(86,667)
Net increase (decrease) in net assets resulting from capital transactions	(31,937)	56,824	(89,460)	90,138
Total increase (decrease) in net assets	41,471	66,266	84,167	118,563
Net assets at end of period	$1,481,472	$1,307,150	$1,481,472	$1,307,150

The accompanying notes are an integral part of these unaudited consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Statements of Cash Flows (Unaudited)

(In thousands)

	For the Nine Months Ended
	September 30, 2023	September 30, 2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$173,627	$28,425
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	(30,909)	61,869
Net realized (gain) loss on investments	(127)	(556)
Net accretion of discount and amortization of premium on investments	(7,283)	(8,904)
Payment-in-kind interest and dividend capitalized	(3,539)	(1,451)
Amortization of deferred financing costs	2,313	2,885
Amortization of debt issuance costs and original issuance discount on Unsecured Notes	1,906	898
Purchases of investments and change in payable for investments purchased	(378,239)	(750,690)
Proceeds from sale of investments and principal repayments and change in receivable for investments sold/repaid	170,399	295,824
Changes in operating assets and liabilities:
(Increase) decrease in interest and dividend receivable from non-controlled/non-affiliated investments	(5,267)	(7,031)
(Increase) decrease in prepaid expenses and other assets	(23,847)	223
(Decrease) increase in payable to affiliates	(1,384)	(1,975)
(Decrease) increase in management fees payable	155	410
(Decrease) increase in incentive fees payable	2,609	(1,486)
(Decrease) increase in interest payable	(8,086)	5,199
(Decrease) increase in accrued expenses and other liabilities	903	874
Net cash provided by (used in) operating activities	(106,769)	(375,486)
Cash flows from financing activities:
Borrowings on debt	338,000	1,291,175
Repayments on debt	(145,000)	(1,017,500)
Deferred financing costs paid	(9,942)	(2,448)
Debt issuance costs paid	—	(9,003)
Dividends paid in cash	(79,307)	(63,526)
Proceeds from issuance of common stock	2,556	162,537
Capital call proceeds received in advance	7,332	—
Net cash provided by (used in) financing activities	113,639	361,235
Net increase (decrease) in cash	6,870	(14,251)
Cash, beginning of period	81,215	74,153
Cash, end of period	$88,085	$59,902
Supplemental information and non-cash activities:
Excise tax paid	$361	$57
Interest expense paid	$88,128	$33,749
Dividend reinvestment paid	$29,863	$22,118
Accrued but unpaid dividends	$43,211	$30,714
Accrued but unpaid debt issuance costs	$—	$100

The accompanying notes are an integral part of these unaudited consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

					Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
First Lien Debt
Aerospace & Defense
Jonathan Acquisition Company	(5) (7)	S +	5.00%	10.49%	12/22/2026	2,691	$2,645	$2,658	0.18%
Mantech International CP	(5) (8)	S +	5.75%	11.12%	9/14/2029	356	350	356	0.02
Mantech International CP	(5) (8) (13)	S +	5.75%	11.12%	9/14/2029	31	30	31	—
Mantech International CP	(5) (8) (13)	S +	5.75%	11.12%	9/14/2028	—	(1)	—	—
PCX Holding Corp.	(5) (6) (7)	S +	6.25%	11.79%	4/22/2027	18,093	17,975	17,930	1.21
PCX Holding Corp.	(5) (7)	S +	6.25%	11.79%	4/22/2027	18,218	17,968	18,053	1.22
PCX Holding Corp.	(5) (7) (13)	S +	6.25%	11.79%	4/22/2027	864	853	847	0.06
Two Six Labs, LLC	(5) (8)	S +	5.50%	10.89%	8/20/2027	10,876	10,723	10,764	0.73
Two Six Labs, LLC	(5) (8) (13)	S +	5.50%	10.89%	8/20/2027	2,102	2,058	2,059	0.14
Two Six Labs, LLC	(5) (8) (13)	S +	5.50%	10.89%	8/20/2027	—	(28)	(22)	—
							52,573	52,676	3.56
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(5) (8)	S +	5.75%	11.29%	6/11/2027	14,299	14,071	14,147	0.95
Omni Intermediate Holdings, LLC	(5) (7)	S +	5.00%	10.42%	12/30/2026	12,445	12,353	12,445	0.84
Omni Intermediate Holdings, LLC	(5) (7) (13)	S +	5.00%	10.42%	12/30/2026	1,265	1,248	1,265	0.09
Omni Intermediate Holdings, LLC	(5) (13)	P +	4.00%	9.42%	12/30/2025	266	259	266	0.02
RoadOne IntermodaLogistics	(5) (7)	S +	6.25%	11.72%	12/29/2028	1,660	1,614	1,629	0.11
RoadOne IntermodaLogistics	(5) (7) (13)	S +	6.25%	11.72%	12/29/2028	130	122	122	0.01
RoadOne IntermodaLogistics	(5) (7) (13)	S +	6.25%	11.72%	12/29/2028	20	12	14	—
							29,679	29,888	2.02
Automobile Components
Continental Battery Company	(5) (7)	S +	6.75%	12.04%	1/20/2027	6,141	6,053	5,467	0.37
Randy's Holdings, Inc.	(5) (7)	S +	6.50%	11.88%	11/1/2028	6,684	6,506	6,638	0.45
Randy's Holdings, Inc.	(5) (7) (13)	S +	6.50%	11.88%	11/1/2028	—	(29)	(15)	—
Randy's Holdings, Inc.	(5) (7) (13)	S +	6.50%	11.88%	11/1/2028	292	269	285	0.02
Sonny's Enterprises, LLC	(5) (6) (7)	S +	6.75%	12.27%	8/5/2028	40,817	40,296	40,780	2.75
Sonny's Enterprises, LLC	(5) (6) (7)	S +	6.75%	12.27%	8/5/2027	5,319	5,257	5,314	0.36
Spectrum Automotive Holdings Corp.	(5) (6) (8)	S +	5.75%	11.18%	6/29/2028	23,470	23,210	22,853	1.54
Spectrum Automotive Holdings Corp.	(5) (8) (13)	S +	5.75%	11.18%	6/29/2028	5,379	5,312	5,207	0.35
Spectrum Automotive Holdings Corp.	(5) (8) (13)	S +	5.75%	11.18%	6/29/2027	—	(8)	(23)	—
							86,866	86,506	5.84
Automobiles
ARI Network Services, Inc.	(5) (6) (8)	S +	5.25%	10.67%	2/28/2025	20,564	20,392	20,365	1.37

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

					Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
ARI Network Services, Inc.	(5) (6) (8)	S +	5.25%	10.67%	2/28/2025	3,603	$3,572	$3,568	0.24%
ARI Network Services, Inc.	(5) (8) (13)	S +	5.25%	10.67%	2/28/2025	1,757	1,734	1,728	0.12
Summit Buyer, LLC	(5) (7)	S +	5.75%	11.24%	1/14/2026	21,952	21,701	21,701	1.46
Summit Buyer, LLC	(5) (7) (13)	S +	5.75%	11.24%	1/14/2026	32,063	31,684	31,684	2.14
Summit Buyer, LLC	(5) (13)	P +	4.75%	13.25%	1/14/2026	562	537	537	0.04
Turbo Buyer, Inc.	(5) (7)	S +	6.00%	11.40%	12/2/2025	37,652	37,251	37,184	2.51
Turbo Buyer, Inc.	(5) (7)	S +	6.00%	11.40%	12/2/2025	37,835	37,352	37,365	2.52
							154,223	154,132	10.40
Biotechnology
GraphPad Software, LLC	(5) (6) (7)	S +	5.50%	10.94%	4/27/2027	14,844	$14,746	$14,740	0.99%
GraphPad Software, LLC	(5) (13)	P +	5.00%	13.50%	4/27/2027	875	865	863	0.06
							15,611	15,603	1.05
Chemicals
Tank Holding Corp.	(5) (6) (8)	S +	5.75%	11.19%	3/31/2028	15,753	15,479	15,228	1.03
Tank Holding Corp.	(5) (8) (13)	S +	5.75%	11.19%	3/31/2028	—	(10)	(26)	—
Tank Holding Corp.	(8) (13)	S +	5.75%	11.19%	3/31/2028	627	615	600	0.04
V Global Holdings, LLC	(5) (6) (8)	S +	5.75%	11.43%	12/22/2027	4,866	4,789	4,771	0.32
V Global Holdings, LLC	(5) (8) (13)	S +	5.75%	11.43%	12/22/2025	223	214	210	0.01
							21,087	20,783	1.40
Commercial Services & Supplies
365 Retail Markets, LLC	(5) (7) (13)	S +	4.75%	10.15%	12/23/2026	—	(30)	—	—
365 Retail Markets, LLC	(5) (7)	S +	4.75%	10.15%	12/23/2026	17,149	16,952	17,149	1.16
365 Retail Markets, LLC	(5) (7)	S +	4.75%	10.15%	12/23/2026	5,502	5,452	5,502	0.37
Atlas Us Finco, Inc.	(5) (7) (10)	S +	7.25%	12.58%	12/9/2029	2,009	1,953	1,988	0.13
Atlas Us Finco, Inc.	(5) (7) (10) (13)	S +	7.25%	12.58%	12/9/2028	—	(5)	(2)	—
BPG Holdings IV Corp.	(5) (8)	S +	6.00%	11.39%	7/29/2029	11,676	10,979	11,355	0.77
Encore Holdings, LLC	(5) (8)	S +	4.50%	9.99%	11/23/2028	1,835	1,810	1,835	0.12
Encore Holdings, LLC	(5) (8) (13)	S +	4.50%	9.99%	11/23/2028	2,298	2,247	2,298	0.16
Encore Holdings, LLC	(5) (8) (13)	S +	4.50%	9.99%	11/23/2027	—	(6)	—	—
Energy Labs Holdings Corp.	(5) (7)	S +	5.25%	10.68%	4/7/2028	385	380	379	0.03
Energy Labs Holdings Corp.	(5) (7)	S +	5.25%	10.68%	4/7/2028	37	36	36	—
Energy Labs Holdings Corp.	(5) (7) (13)	S +	5.25%	10.68%	4/7/2028	30	29	29	—
FLS Holding, Inc.	(5) (7) (10)	S +	5.25%	10.79%	12/15/2028	19,073	18,769	18,844	1.27
FLS Holding, Inc.	(5) (7) (10)	S +	5.25%	10.79%	12/15/2028	4,472	4,398	4,418	0.30
FLS Holding, Inc.	(5) (7) (10) (13)	S +	5.25%	10.79%	12/17/2027	—	(25)	(22)	—
Helios Service Partners, LLC	(5) (7)	S +	6.25%	11.88%	3/19/2027	6,859	6,693	6,693	0.45
Helios Service Partners, LLC	(5) (7) (13)	S +	6.25%	11.88%	3/19/2027	—	(155)	(155)	(0.01)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
Helios Service Partners, LLC	(5) (7) (13)	S +			6.25%		11.88%	3/19/2027	464	$433	$433	0.03%
PDFTron Systems, Inc.	(5) (6) (7) (10)	S +			5.50%		10.83%	7/15/2027	30,107	29,750	29,535	1.99
PDFTron Systems, Inc.	(5) (7) (10)	S +			5.50%		10.83%	7/15/2027	9,751	9,612	9,566	0.65
PDFTron Systems, Inc.	(5) (7) (10) (13)	S +			5.50%		10.83%	7/15/2026	3,850	3,764	3,704	0.25
Procure Acquireco, Inc. (Procure Analytics)	(5) (8)	S +			5.00%		10.57%	12/20/2028	3,899	3,837	3,769	0.25
Procure Acquireco, Inc. (Procure Analytics)	(5) (8) (13)	S +			5.00%		10.57%	12/20/2028	—	(6)	(26)	—
Procure Acquireco, Inc. (Procure Analytics)	(5) (8) (13)	S +			5.00%		10.57%	12/20/2028	—	(3)	(8)	—
Sherlock Buyer Corp.	(5) (7)	S +			5.75%		11.24%	12/8/2028	10,977	10,803	10,940	0.74
Sherlock Buyer Corp.	(5) (7) (13)	S +			5.75%		11.24%	12/8/2028	—	(24)	(11)	—
Sherlock Buyer Corp.	(5) (7) (13)	S +			5.75%		11.24%	12/8/2027	—	(18)	(4)	—
Surewerx Purchaser III, Inc.	(5) (8) (10)	S +			6.75%		12.14%	12/28/2029	5,461	5,309	5,461	0.37
Surewerx Purchaser III, Inc.	(5) (8) (10) (13)	S +			6.75%		12.14%	12/28/2029	—	(20)	—	—
Surewerx Purchaser III, Inc.	(5) (8) (10) (13)	S +			6.75%		12.14%	12/28/2028	614	586	614	0.04
Sweep Purchaser, LLC	(5) (7)	S +			5.75%		11.22%	11/30/2026	8,638	8,537	7,954	0.54
Sweep Purchaser, LLC	(5) (7) (13)	S +			5.75%		11.22%	11/30/2026	5,889	5,813	5,401	0.36
Sweep Purchaser, LLC	(5) (7) (13)	S +			5.75%		11.22%	11/30/2026	1,378	1,363	1,267	0.09
Tamarack Intermediate, LLC	(5) (8)	S +			5.75%		11.17%	3/13/2028	5,431	5,345	5,189	0.35
Tamarack Intermediate, LLC	(5) (8) (13)	S +			5.75%		11.17%	3/13/2028	149	135	108	0.01
United Flow Technologies Intermediate Holdco II, LLC	(5) (7)	S +			5.75%		11.17%	10/29/2027	16,844	16,596	16,572	1.12
United Flow Technologies Intermediate Holdco II, LLC	(5) (7) (13)	S +			5.75%		11.17%	10/29/2027	19,701	19,383	19,384	1.31
United Flow Technologies Intermediate Holdco II, LLC	(5) (7) (13)	S +			5.75%		11.17%	10/29/2026	1,050	1,013	1,002	0.07
US Infra Svcs Buyer, LLC	(5) (6) (7)	S +	6.50	% (incl.	0.25	% PIK)	12.34%	4/13/2026	14,958	14,813	14,311	0.97
US Infra Svcs Buyer, LLC	(5) (6) (7)	S +	6.50	% (incl.	0.25	% PIK)	12.34%	4/13/2026	2,111	2,091	2,019	0.14
US Infra Svcs Buyer, LLC	(5) (7)	S +	6.50	% (incl.	0.25	% PIK)	12.34%	4/13/2026	2,250	2,231	2,153	0.15
Valcourt Holdings II, LLC	(5) (6) (7)	S +			5.25%		10.79%	1/7/2027	34,805	34,383	34,597	2.34
Valcourt Holdings II, LLC	(5) (7)	S +			5.25%		10.79%	1/7/2027	3,067	3,031	3,048	0.21
VRC Companies, LLC	(5) (6) (7)	S +			5.75%		11.13%	6/29/2027	64,103	63,435	63,821	4.31
VRC Companies, LLC	(5) (7) (13)	S +			5.75%		11.13%	6/29/2027	8,569	8,466	8,529	0.58
VRC Companies, LLC	(5) (7) (13)	S +			5.50%		10.83%	6/29/2027	—	(16)	(7)	—
										320,119	319,668	21.58
Construction & Engineering
KPSKY Acquisition, Inc.	(5) (8)	S +			5.25%		10.72%	10/19/2028	33,951	33,423	33,353	2.25
KPSKY Acquisition, Inc.	(5) (8) (13)	S +			5.25%		10.72%	10/19/2028	6,648	6,529	6,510	0.44
LJ Avalon Holdings, LLC	(5) (7)	S +			6.25%		11.77%	2/1/2030	4,142	4,026	4,052	0.27
LJ Avalon Holdings, LLC	(5) (7) (13)	S +			6.25%		11.77%	2/1/2030	444	418	408	0.03
LJ Avalon Holdings, LLC	(5) (7) (13)	S +			6.25%		11.77%	2/1/2029	—	(18)	(15)	—
Superman Holdings, LLC	(5) (7)	S +			5.75%		11.52%	8/31/2027	1,605	1,568	1,586	0.11
Superman Holdings, LLC	(5) (7) (13)	S +			5.75%		11.52%	8/31/2027	—	(4)	(4)	—

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
										$45,942	$45,890	3.10%
Containers & Packaging
BP Purchaser, LLC	(5) (8)	S +			5.50%		11.17%	12/11/2028	17,205	16,931	16,645	1.12
FORTIS Solutions Group, LLC	(5) (8)	S +			5.50%		11.04%	10/13/2028	26,776	26,358	26,744	1.81
FORTIS Solutions Group, LLC	(5) (8) (13)	S +			5.50%		11.04%	10/15/2028	76	74	76	0.01
FORTIS Solutions Group, LLC	(5) (8) (13)	S +			5.50%		11.04%	10/15/2028	64	58	63	—
FORTIS Solutions Group, LLC	(5) (8) (13)	S +			5.50%		11.04%	10/15/2027	—	(36)	(3)	—
										43,385	43,525	2.94
Distributors
48Forty Solutions, LLC	(5) (6) (7)	S +			6.00%		11.43%	11/30/2026	17,767	17,479	17,439	1.18
48Forty Solutions, LLC	(5) (7) (13)	S +			6.00%		11.43%	11/30/2026	1,086	1,049	1,036	0.07
ABB Concise Optical Group, LLC	(5) (8)	S +			7.50%		13.05%	2/23/2028	17,008	16,671	15,358	1.04
Avalara, Inc.	(5) (8)	S +			7.25%		12.64%	10/19/2028	11,302	11,061	11,302	0.76
Avalara, Inc.	(5) (8) (13)	S +			7.25%		12.64%	10/19/2028	—	(23)	—	—
PT Intermediate Holdings III, LLC	(5) (8)	S +			5.98%		11.52%	11/1/2028	28,415	28,191	27,116	1.83
PT Intermediate Holdings III, LLC	(5) (8)	S +			5.98%		11.52%	11/1/2028	15,808	15,682	15,086	1.02
										90,110	87,337	5.90
Diversified Consumer Services
Apex Service Partners, LLC	(5) (7)	S +			5.50%		10.90%	7/31/2025	8,251	7,884	7,899	0.53
Apex Service Partners, LLC	(5) (7)	S +			5.50%		10.90%	7/31/2025	8,251	7,873	7,899	0.53
Assembly Intermediate, LLC	(5) (7)	S +			6.00%		11.49%	10/19/2027	20,741	20,436	20,216	1.36
Assembly Intermediate, LLC	(5) (7) (13)	S +			6.00%		11.49%	10/19/2027	2,904	2,846	2,772	0.19
Assembly Intermediate, LLC	(5) (7) (13)	S +			6.00%		11.49%	10/19/2027	—	(28)	(52)	—
FPG Intermediate Holdco, LLC	(5) (7)	S +			6.50%		12.07%	3/5/2027	420	413	411	0.03
Groundworks, LLC	(5) (6) (7)	S +			6.50%		11.81%	3/14/2030	1,057	1,027	1,046	0.07
Groundworks, LLC	(5) (7) (13)	S +			6.50%		11.81%	3/14/2030	56	53	54	—
Groundworks, LLC	(5) (7) (13)	S +			6.50%		11.81%	3/14/2029	—	(2)	(1)	—
Heartland Home Services	(5) (8)	S +			5.75%		11.07%	12/15/2026	1,950	1,940	1,942	0.13
Lightspeed Solution, LLC	(5) (8)	S +	6.50	% (incl.	2.17	% PIK)	11.82%	3/1/2028	7,803	7,684	7,642	0.52
Lightspeed Solution, LLC	(5) (8) (13)	S +	6.50	% (incl.	2.17	% PIK)	11.82%	3/1/2028	249	229	199	0.01
LUV Car Wash Group, LLC	(5) (7) (13)	S +			7.00%		12.40%	12/9/2026	716	709	712	0.05
Magnolia Wash Holdings	(5) (7)	S +			6.50%		12.01%	7/14/2028	3,263	3,207	2,935	0.20
Magnolia Wash Holdings	(5) (7)	S +			6.50%		12.01%	7/14/2028	700	689	630	0.04
Magnolia Wash Holdings	(5) (7) (13)	S +			6.50%		12.01%	7/14/2028	87	85	71	—
Mammoth Holdings, LLC	(5) (6) (7)	S +			6.50%		12.01%	10/16/2024	43,665	43,532	43,495	2.94
Mammoth Holdings, LLC	(5) (7) (13)	S +			6.50%		12.01%	10/16/2024	—	(3)	(4)	—

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
Spotless Brands, LLC	(5) (7)	S +			6.50%		12.00%	7/25/2028	4,514	$4,438	$4,458	0.30%
Spotless Brands, LLC	(5) (7)	S +			6.50%		12.00%	7/25/2028	855	840	845	0.06
Spotless Brands, LLC	(5) (7) (13)	S +			6.50%		12.00%	7/25/2028	—	(2)	(2)	—
										103,850	103,167	6.96
Electronic Equipment, Instruments & Components
Abracon Group Holdings, LLC	(5) (8)	S +			5.75%		11.21%	7/6/2028	5,787	5,693	5,012	0.34
Abracon Group Holdings, LLC	(5) (8) (13)	S +			5.75%		11.21%	7/6/2028	265	253	170	0.01
Abracon Group Holdings, LLC	(5) (8)	S +			5.75%		11.21%	7/6/2028	401	395	347	0.02
Dwyer Instruments, Inc.	(5) (8)	S +			5.75%		11.33%	7/21/2027	7,998	7,871	7,820	0.53
Dwyer Instruments, Inc.	(5) (8) (13)	S +			5.75%		11.33%	7/21/2027	—	(15)	(45)	—
Dwyer Instruments, Inc.	(5) (8) (13)	S +			5.75%		11.33%	7/21/2027	260	245	237	0.02
Infinite Bidco, LLC	(5) (9)	S +			6.25%		11.27%	3/2/2028	12,391	12,058	12,274	0.83
										26,500	25,815	1.74
Financial Services
Applitools, Inc.	(5) (8) (10)	S +			6.25	% PIK	11.35%	5/25/2029	3,481	3,437	3,377	0.23
Applitools, Inc.	(5) (8) (10) (13)	S +			6.25%		11.35%	5/25/2028	—	(7)	(13)	—
Cerity Partners, LLC	(5) (8)	S +			6.75%		12.13%	7/30/2029	4,767	4,634	4,767	0.32
Cerity Partners, LLC	(5) (8) (13)	S +			6.75%		12.13%	7/30/2029	1,677	1,497	1,677	0.11
GC Waves Holdings, Inc.	(5) (8)	S +			6.00%		11.42%	8/11/2028	2,307	2,263	2,263	0.15
GC Waves Holdings, Inc.	(5) (8) (13)	S +			6.00%		11.42%	8/11/2028	14	(148)	(148)	(0.01)
GC Waves Holdings, Inc.	(5) (8) (13)	S +			6.00%		11.42%	8/11/2028	—	(6)	(6)	—
SitusAMC Holdings Corp.	(5) (8)	S +			5.50%		10.99%	12/22/2027	3,337	3,310	3,301	0.22
Smarsh, Inc.	(5) (8)	S +			6.50%		11.84%	2/16/2029	4,286	4,215	4,200	0.28
Smarsh, Inc.	(5) (8) (13)	S +			6.50%		11.84%	2/16/2029	536	523	514	0.03
Smarsh, Inc.	(5) (8) (13)	S +			6.50%		11.84%	2/16/2029	—	(4)	(5)	—
Trintech, Inc.	(5) (6) (7)	S +			6.50%		11.82%	7/25/2029	34,086	33,419	33,419	2.26
Trintech, Inc.	(5) (7) (13)	S +			6.50%		11.82%	7/25/2029	837	780	780	0.05
										53,913	54,126	3.65
Food Products
AMCP Pet Holdings, Inc. (Brightpet)	(5) (6) (7)	S +	7.00	% (incl.	0.75	% PIK)	13.27%	10/5/2026	41,791	40,979	40,755	2.75
AMCP Pet Holdings, Inc. (Brightpet)	(5) (7) (13)	S +	7.00	% (incl.	0.75	% PIK)	13.27%	10/5/2026	2,189	2,099	2,044	0.14
Nellson Nutraceutical, Inc.	(5) (6) (7)	S +			5.75%		11.15%	12/23/2025	18,452	18,280	18,267	1.23
Teasdale Foods, Inc. (Teasdale Latin Foods)	(5) (7)	S +	7.25	% (incl.	1.00	% PIK)	12.84%	12/18/2025	10,837	10,732	9,740	0.66
										72,090	70,806	4.78
Health Care Equipment & Supplies
Performance Health & Wellness	(5) (6) (7)	S +			6.00%		11.57%	7/12/2027	9,398	9,268	9,248	0.62

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

					Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
PerkinElmer U.S., LLC	(5) (6) (7)	S +	6.75%	12.16%	3/13/2029	3,893	$3,784	$3,842	0.26%
							13,052	13,090	0.88
Health Care Providers & Services
Advarra Holdings, Inc.	(5) (9)	S +	5.25%	10.57%	8/24/2029	455	448	446	0.03
Advarra Holdings, Inc.	(5) (9) (13)	S +	5.25%	10.57%	8/24/2029	—	—	(1)	—
DCA Investment Holdings, LLC	(5) (6) (8)	S +	6.50%	11.89%	4/3/2028	18,323	18,007	17,770	1.20
DCA Investment Holdings, LLC	(5) (8) (13)	S +	6.50%	11.89%	4/3/2028	2,734	2,694	2,651	0.18
DCA Investment Holdings, LLC	(5) (8) (13)	S +	6.50%	11.89%	4/3/2028	888	863	860	0.06
DCA Investment Holdings, LLC	(5) (8)	S +	6.50%	11.89%	4/3/2028	409	406	396	0.03
Gateway US Holdings, Inc.	(5) (8) (10)	S +	6.50%	12.04%	9/22/2026	752	746	752	0.05
Gateway US Holdings, Inc.	(5) (8) (10) (13)	S +	6.50%	12.04%	9/22/2026	206	204	206	0.01
Gateway US Holdings, Inc.	(5) (8) (10) (13)	S +	6.50%	12.04%	9/22/2026	—	—	—	—
Heartland Veterinary Partners, LLC	(5) (7)	S +	4.75%	10.17%	12/10/2026	1,852	1,839	1,824	0.12
Heartland Veterinary Partners, LLC	(5) (7)	S +	4.75%	10.17%	12/10/2026	4,192	4,166	4,130	0.28
Heartland Veterinary Partners, LLC	(5) (7) (13)	S +	4.75%	10.17%	12/10/2026	—	(2)	(6)	—
iCIMS, Inc.	(5) (8)	S +	6.75%	12.14%	8/18/2028	7,059	6,955	7,059	0.48
iCIMS, Inc.	(5) (8) (13)	S +	6.75%	12.14%	8/18/2028	—	(1)	—	—
iCIMS, Inc.	(5) (8) (13)	S +	6.75%	12.14%	8/18/2028	8	7	8	—
Intelerad Medical Systems Incorporated	(5) (7) (10)	S +	6.50%	12.01%	8/21/2026	496	485	468	0.03
Intelerad Medical Systems Incorporated	(5) (7) (10) (13)	S +	6.50%	12.01%	5/31/2028	24	23	22	—
mPulse Mobile, Inc.	(5) (8)	S +	5.25%	10.75%	12/17/2027	17,369	17,108	17,100	1.15
mPulse Mobile, Inc.	(5) (8) (13)	S +	5.25%	10.75%	12/17/2027	—	(14)	(31)	—
mPulse Mobile, Inc.	(5) (8) (13)	S +	5.25%	10.75%	12/17/2027	375	368	368	0.02
Pareto Health Intermediate Holdings, Inc.	(5) (13)	S +	6.50%	11.97%	6/3/2030	6,763	6,632	6,685	0.45
Pareto Health Intermediate Holdings, Inc.	(5) (13)	S +	6.50%	11.97%	6/1/2029	—	(15)	(9)	—
PPV Intermediate Holdings, LLC	(5) (8) (13)	S +	5.75%	11.15%	8/31/2029	—	(75)	(75)	(0.01)
PPV Intermediate Holdings, LLC	(5) (8)	S +	5.75%	11.15%	8/31/2029	4,357	4,193	4,292	0.29
Promptcare Infusion Buyer, Inc.	(5) (7)	S +	6.00%	11.43%	9/1/2027	9,004	8,876	8,862	0.60
Promptcare Infusion Buyer, Inc.	(5) (7) (13)	S +	6.00%	11.43%	9/1/2027	1,402	1,379	1,365	0.09
Stepping Stones Healthcare Services, LLC	(5) (8)	S +	5.75%	11.24%	1/2/2029	4,309	4,257	4,239	0.29
Stepping Stones Healthcare Services, LLC	(5) (8) (13)	S +	5.75%	11.24%	1/2/2029	820	808	800	0.05
Stepping Stones Healthcare Services, LLC	(5) (8) (13)	S +	5.75%	11.24%	12/30/2026	88	81	77	0.01
Suveto	(5) (8)	S +	4.25%	9.67%	9/9/2027	11,867	11,778	11,588	0.78
Suveto	(5) (8) (13)	S +	4.25%	9.67%	9/9/2027	172	157	141	0.01
Tivity Health, Inc.	(5) (8)	S +	6.00%	11.39%	6/28/2029	3,683	3,635	3,662	0.25

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

					Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
Vardiman Black Holdings, LLC	(5) (9) (11)	S +	7.00%	12.40%	3/18/2027	3,386	$3,360	$2,860	0.19%
Vardiman Black Holdings, LLC	(5) (9) (11)	S +	7.00%	12.40%	3/18/2027	4,020	3,988	3,395	0.23
Vermont Aus Pty Ltd	(5) (8) (10)	S +	5.65%	11.04%	3/23/2028	8,373	8,203	8,182	0.55
							111,559	110,086	7.43
Health Care Technology
Hyland Software, Inc.	(5) (6) (8)	S +	6.00%	11.32%	9/19/2030	39,656	39,062	39,062	2.64
Hyland Software, Inc.	(5) (8) (13)	S +	6.00%	11.32%	9/19/2029	—	(28)	(28)	—
Lightspeed Buyer, Inc.	(5) (6) (7)	S +	5.25%	10.70%	2/3/2026	12,572	12,396	12,486	0.84
Lightspeed Buyer, Inc.	(5) (7)	S +	5.25%	10.70%	2/3/2026	9,936	9,784	9,869	0.67
							61,214	61,389	4.14

Industrial Conglomerates
Excelitas Technologies Corp.	(5) (8)	S +	5.75%	11.22%	8/13/2029	1,458	1,433	1,440	0.10
Excelitas Technologies Corp.	(5) (8)	E +	5.75%	9.54%	8/13/2029	€240	244	251	0.02
Excelitas Technologies Corp.	(5) (8) (13)	S +	5.75%	11.22%	8/13/2029	—	(2)	(2)	—
Excelitas Technologies Corp.	(5) (8) (13)	S +	5.75%	11.22%	8/14/2028	78	75	76	0.01
Raptor Merger Sub Debt, LLC	(5) (6) (8)	S +	6.75%	12.14%	4/1/2029	32,314	31,450	32,165	2.17
Raptor Merger Sub Debt, LLC	(5) (8) (13)	S +	6.75%	12.14%	4/1/2028	488	428	477	0.03
							33,628	34,407	2.32
Insurance Services
Amerilife Holdings, LLC	(5) (8)	S +	5.75%	11.08%	8/31/2029	2,029	1,993	1,972	0.13
Amerilife Holdings, LLC	(5) (8) (13)	S +	5.75%	11.08%	8/31/2029	579	566	554	0.04
Amerilife Holdings, LLC	(5) (8) (13)	S +	5.75%	11.08%	8/31/2028	73	66	61	—
Foundation Risk Partners Corp.	(5) (8)	S +	6.00%	11.49%	10/29/2028	42,641	42,141	40,343	2.72
Foundation Risk Partners Corp.	(5) (8)	S +	6.00%	11.49%	10/29/2028	9,274	9,165	8,774	0.59
Foundation Risk Partners Corp.	(5) (8) (13)	S +	6.75%	11.87%	10/29/2027	—	(47)	(246)	(0.02)
Galway Borrower, LLC	(5) (8)	S +	5.25%	10.85%	9/29/2028	33,165	32,654	32,082	2.17
Galway Borrower, LLC	(5) (8) (13)	S +	5.25%	10.85%	9/29/2028	298	273	264	0.02
Galway Borrower, LLC	(5) (8) (13)	S +	5.25%	10.85%	9/30/2027	—	(27)	(68)	—
Higginbotham Insurance Agency, Inc.	(5) (6) (7)	S +	5.50%	10.92%	11/25/2028	18,342	18,157	18,157	1.23
Higginbotham Insurance Agency, Inc.	(5) (7) (13)	S +	5.50%	10.92%	11/25/2028	—	(18)	(18)	—
High Street Buyer, Inc.	(5) (6) (8)	S +	6.00%	11.54%	4/14/2028	9,916	9,774	9,916	0.67
High Street Buyer, Inc.	(5) (6) (8)	S +	6.00%	11.54%	4/14/2028	39,821	39,232	39,821	2.69
High Street Buyer, Inc.	(5) (8) (13)	S +	6.00%	11.54%	4/16/2027	—	(25)	—	—
Integrity Marketing Acquisition, LLC	(5) (6) (8)	S +	6.05%	11.50%	8/27/2026	393	385	385	0.03
Integrity Marketing Acquisition, LLC	(5) (6) (8) (13)	S +	6.00%	11.45%	8/27/2026	85,297	84,589	83,590	5.64
Integrity Marketing Acquisition, LLC	(5) (6) (8) (13)	S +	6.00%	11.45%	8/27/2026	99	96	94	0.01
Integrity Marketing Acquisition, LLC	(5) (8) (13)	S +	6.50%	11.95%	8/27/2026	—	(2)	(1)	—
Keystone Agency Investors	(5) (7)	S +	5.50%	11.04%	5/3/2027	3,489	3,448	3,425	0.23

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
Keystone Agency Investors	(5) (7)	S +			5.50%		11.04%	5/3/2027	4,017	$3,971	$3,944	0.27%
Long Term Care Group, Inc.	(5) (8)	S +	7.00	% (incl.	6.00	% PIK)	12.58%	9/8/2027	5,013	4,936	4,163	0.28
Majesco	(5) (6) (7)	S +			7.38%		12.77%	9/21/2027	23,241	22,830	22,904	1.55
Majesco	(5) (7) (13)	S +			7.38%		12.77%	9/21/2026	—	(23)	(23)	—
Oakbridge Insurance Agency, LLC	(5) (7)	S +			5.75%		11.17%	12/31/2026	1,074	1,060	1,062	0.07
Oakbridge Insurance Agency, LLC	(5) (7) (13)	S +			5.75%		11.17%	12/31/2026	176	172	171	0.01
Oakbridge Insurance Agency, LLC	(5) (7) (13)	S +			5.75%		11.17%	12/31/2026	26	26	26	—
Patriot Growth Insurance Services, LLC	(5) (6) (8)	S +			5.75%		11.27%	10/16/2028	62,516	61,538	61,666	4.16
Patriot Growth Insurance Services, LLC	(5) (8) (13)	S +			5.75%		11.27%	10/16/2028	—	(65)	(61)	—
Peter C. Foy & Associates Insurance Services, LLC	(5) (6) (8)	S +			6.00%		11.43%	11/1/2028	20,256	20,072	19,896	1.34
Peter C. Foy & Associates Insurance Services, LLC	(5) (8) (13)	S +			6.00%		11.43%	11/1/2028	7,164	7,080	7,022	0.47
Peter C. Foy & Associates Insurance Services, LLC	(5) (8) (13)	S +			6.00%		11.43%	11/1/2027	—	(6)	(15)	—
RSC Acquisition, Inc.	(5) (6) (8)	S +			5.50%		11.04%	10/30/2026	32,483	32,137	32,137	2.17
RSC Acquisition, Inc.	(5) (8) (13)	S +			6.00%		11.54%	10/30/2026	—	(11)	(11)	—
Summit Acquisition Inc	(5) (6) (8)	S +			6.75%		12.14%	5/1/2030	7,371	7,158	7,232	0.49
Summit Acquisition, Inc.	(5) (8) (13)	S +			6.75%		12.14%	5/1/2030	—	(23)	(31)	—
Summit Acquisition, Inc.	(5) (8) (13)	S +			6.75%		12.14%	5/1/2029	—	(23)	(15)	—
World Insurance Associates, LLC	(5) (6) (7)	S +			6.75%		12.14%	4/3/2028	34,076	33,192	32,394	2.19
World Insurance Associates, LLC	(5) (6) (7)	S +			5.75%		11.15%	4/3/2028	30,934	30,285	29,386	1.98
World Insurance Associates, LLC	(5) (7) (13)	S +			5.75%		11.15%	4/3/2028	—	(13)	(64)	—
										466,713	460,888	31.11
Interactive Media & Services
FMG Suite Holdings, LLC	(5) (7)	S +			5.50%		10.71%	10/30/2026	23,587	23,255	23,288	1.57
FMG Suite Holdings, LLC	(5) (7)	S +			5.50%		10.71%	10/30/2026	4,580	4,529	4,530	0.31
FMG Suite Holdings, LLC	(5) (7) (13)	S +			5.50%		10.71%	10/30/2026	893	867	867	0.06
Spectrio, LLC	(5) (6) (7)	S +			6.00%		11.50%	12/9/2026	31,329	31,004	29,913	2.02
Spectrio, LLC	(5) (7)	S +			6.00%		11.50%	12/9/2026	12,638	12,595	12,067	0.81
Spectrio, LLC	(5) (7)	S +			6.00%		11.50%	12/9/2026	3,947	3,905	3,769	0.25
Triple Lift, Inc.	(5) (6) (8)	S +			5.75%		11.30%	5/5/2028	27,370	26,978	25,301	1.71
Triple Lift, Inc.	(5) (8) (13)	S +			5.75%		11.30%	5/5/2028	1,533	1,481	1,231	0.08
										104,614	100,966	6.82
IT Services
Atlas Purchaser, Inc.	(6) (8)	S +			5.25%		10.88%	5/8/2028	8,854	8,727	6,238	0.42
Catalis Intermediate, Inc.	(5) (6) (8)	S +			5.50%		11.04%	8/4/2027	39,457	38,771	35,946	2.43
Catalis Intermediate, Inc.	(5) (8)	S +			5.50%		11.04%	8/4/2027	8,878	8,738	8,088	0.55

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

					Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
Catalis Intermediate, Inc.	(5) (8) (13)	S +	5.50%	11.04%	8/4/2027	1,460	$1,392	$1,082	0.07%
Donuts, Inc.	(5) (6) (7)	S +	6.00%	11.57%	12/29/2027	24,918	24,669	24,819	1.68
Recovery Point Systems, Inc.	(5) (6) (7)	S +	6.00%	11.42%	8/12/2026	40,740	40,298	40,740	2.75
Recovery Point Systems, Inc.	(5) (7) (13)	S +	6.00%	11.42%	8/12/2026	—	(38)	—	—
Redwood Services Group, LLC	(5) (8)	S +	6.00%	11.75%	6/15/2029	10,857	10,668	10,669	0.72
Redwood Services Group, LLC	(5) (8) (13)	S +	6.00%	11.75%	6/15/2029	2,597	2,534	2,534	0.17
Syntax Systems Ltd	(5) (8) (10)	S +	5.75%	11.17%	10/29/2028	35,183	34,909	34,416	2.32
Syntax Systems Ltd	(5) (8) (10) (13)	S +	5.75%	11.17%	10/29/2028	—	(68)	(204)	(0.01)
Syntax Systems Ltd	(5) (8) (10) (13)	S +	5.75%	11.17%	10/29/2026	2,495	2,472	2,413	0.16
Thrive Buyer, Inc. (Thrive Networks)	(5) (6) (7)	S +	6.50%	12.10%	1/22/2027	22,995	22,672	22,447	1.52
Thrive Buyer, Inc. (Thrive Networks)	(5) (7)	S +	6.00%	11.60%	1/22/2027	16,955	16,734	16,557	1.12
Thrive Buyer, Inc. (Thrive Networks)	(5) (13)	P +	5.00%	13.50%	1/22/2027	661	637	614	0.04
UpStack, Inc.	(5) (7)	S +	6.25%	11.65%	8/20/2027	8,271	8,128	8,064	0.54
UpStack, Inc.	(5) (7) (13)	S +	6.25%	11.65%	8/20/2027	6,034	5,811	5,801	0.39
UpStack, Inc.	(5) (7) (13)	S +	6.25%	11.65%	8/20/2027	—	(16)	(22)	—
							227,038	220,202	14.86
Leisure Products
GSM Acquisition Corp. (GSM Outdoors)	(5) (6) (7)	S +	5.00%	10.65%	11/16/2026	17,313	17,208	16,944	1.14
GSM Acquisition Corp. (GSM Outdoors)	(5) (7)	S +	5.00%	10.65%	11/16/2026	4,456	4,420	4,361	0.29
GSM Acquisition Corp. (GSM Outdoors)	(5) (7) (13)	S +	5.00%	10.65%	11/16/2026	—	(32)	(91)	(0.01)
							21,596	21,214	1.43
Machinery
Answer Acquisition, LLC	(5) (7)	S +	5.75%	11.29%	12/30/2026	10,638	10,489	10,450	0.71
Answer Acquisition, LLC	(5) (7) (13)	S +	5.75%	11.29%	12/30/2026	433	422	418	0.03
Chase Intermediate, LLC	(5) (13)	S +	5.25%	11.00%	10/30/2028	—	(104)	(104)	(0.01)
Chase Intermediate, LLC	(5) (13)	S +	5.25%	11.00%	10/30/2028	177	166	166	0.01
Komline Sanderson Engineering Corp.	(5) (6) (9)	S +	6.00%	11.65%	3/17/2026	17,260	17,156	16,827	1.14
Komline Sanderson Engineering Corp.	(5) (9) (13)	S +	6.00%	11.65%	3/17/2026	18,613	18,453	17,932	1.21
Komline Sanderson Engineering Corp.	(5) (13)	P +	5.00%	13.50%	3/17/2026	949	926	830	0.06
MHE Intermediate Holdings, LLC	(5) (6) (7)	S +	6.00%	11.52%	7/21/2027	32,681	32,212	32,274	2.18
MHE Intermediate Holdings, LLC	(5) (7)	S +	6.00%	11.52%	7/21/2027	3,683	3,631	3,633	0.25
MHE Intermediate Holdings, LLC	(5) (7) (13)	S +	6.00%	11.52%	7/21/2027	1,350	1,318	1,316	0.09
							84,669	83,742	5.65
Multi-Utilities
AWP Group Holdings, Inc	(5) (6) (7)	S +	5.50%	10.99%	12/22/2029	6,168	5,927	5,928	0.40
AWP Group Holdings, Inc	(5) (7) (13)	S +	5.50%	10.99%	12/22/2029	79	62	62	—
AWP Group Holdings, Inc	(5) (7) (13)	S +	5.50%	10.99%	12/22/2029	320	306	306	0.02
Ground Penetrating Radar Systems, LLC	(5) (6) (7)	S +	4.50%	10.06%	6/26/2026	8,616	8,519	8,520	0.58
Ground Penetrating Radar Systems, LLC	(5) (6) (7)	S +	4.50%	10.06%	6/26/2026	1,612	1,596	1,594	0.11
Ground Penetrating Radar Systems, LLC	(5) (7) (13)	S +	4.50%	10.06%	6/26/2025	919	905	901	0.06

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
Vessco Midco Holdings, LLC	(5) (6) (7)	S +			4.50%		9.95%	11/2/2026	2,694	$2,679	$2,694	0.18%
Vessco Midco Holdings, LLC	(5) (7)	S +			4.50%		9.95%	11/2/2026	1,755	1,746	1,755	0.12
Vessco Midco Holdings, LLC	(5) (7) (13)	S +			4.50%		9.95%	11/2/2026	—	(2)	—	—
										21,738	21,760	1.47
Pharmaceuticals
Caerus US 1, Inc.	(5) (8) (10)	S +			5.75%		11.14%	5/25/2029	11,066	10,867	11,066	0.75
Caerus US 1, Inc.	(5) (8) (10) (13)	S +			5.75%		11.14%	5/25/2029	715	694	715	0.05
Caerus US 1, Inc.	(5) (8) (10) (13)	S +			5.75%		11.14%	5/25/2029	307	287	307	0.02
										11,848	12,088	0.82
Professional Services
Abacus Data Holdings, Inc. (AbacusNext)	(5) (6) (7)	S +			6.25%		11.72%	3/10/2027	18,475	18,210	18,475	1.25
Abacus Data Holdings, Inc. (AbacusNext)	(5) (7)	S +			6.25%		11.72%	3/10/2027	1,935	1,923	1,935	0.13
Abacus Data Holdings, Inc. (AbacusNext)	(5) (7)	S +			6.25%		11.72%	3/10/2027	1,400	1,381	1,400	0.09
Bridgepointe Technologies, LLC	(5) (7)	S +			6.50%		12.04%	12/31/2027	17,273	16,743	16,839	1.14
Bridgepointe Technologies, LLC	(5) (7) (13)	S +			6.50%		12.04%	12/31/2027	10,116	9,579	9,696	0.65
Bullhorn, Inc.	(5) (6) (7)	S +			5.75%		11.24%	9/30/2026	15,499	15,409	15,408	1.04
Bullhorn, Inc.	(5) (7)	S +			5.75%		11.24%	9/30/2026	51	50	50	—
Bullhorn, Inc.	(5) (7) (13)	S +			5.75%		11.24%	9/30/2026	—	(4)	(3)	—
Citrin Cooperman Advisors, LLC	(5) (8)	S +			6.25%		11.64%	10/1/2027	23,563	23,179	23,091	1.56
Citrin Cooperman Advisors, LLC	(5) (8) (13)	S +			5.75%		10.79%	10/1/2027	8,517	8,377	8,325	0.56
KENG Acquisition, Inc	(5) (7)	S +			6.25%		11.64%	8/1/2029	3,221	3,142	3,142	0.21
KENG Acquisition, Inc	(5) (7) (13)	S +			6.25%		11.64%	8/1/2029	400	365	371	0.03
KENG Acquisition, Inc	(5) (7) (13)	S +			6.25%		11.64%	8/1/2029	98	76	76	0.01
KWOR Acquisition, Inc.	(5) (7)	S +			5.25%		10.67%	12/22/2028	5,347	5,260	5,248	0.35
KWOR Acquisition, Inc.	(5) (7) (13)	S +			5.25%		10.67%	12/22/2028	1,304	1,253	1,216	0.08
KWOR Acquisition, Inc.	(5) (13)	P +			4.25%		12.75%	12/22/2027	67	66	65	—
Project Boost Purchaser, LLC	(5) (8)	S +			5.25%		10.67%	5/2/2029	5,682	5,636	5,664	0.38
Project Boost Purchaser, LLC	(5) (8) (13)	S +			5.25%		10.67%	5/2/2029	—	(4)	(2)	—
Project Boost Purchaser, LLC	(5) (8) (13)	S +			5.25%		10.67%	5/2/2028	—	(3)	(1)	—
										110,638	110,995	7.49
Real Estate Management & Development
Associations, Inc.	(5) (6) (7)	S +	6.50	% (incl.	2.50	% PIK)	12.03%	7/2/2027	16,570	16,464	16,321	1.10
Associations, Inc.	(5) (7) (13)	S +	6.50	% (incl.	2.50	% PIK)	12.03%	7/2/2027	20,216	20,068	19,889	1.34
Associations, Inc.	(5) (7) (13)	S +	6.50	% (incl.	2.50	% PIK)	12.03%	7/2/2027	—	(12)	(28)	—
MRI Software, LLC	(5) (6) (7)	S +			5.50%		10.99%	2/10/2026	59,029	58,710	58,544	3.95

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
MRI Software, LLC	(5) (7) (13)	S +			5.50%		10.99%	2/10/2026	—	$(9)	$(18)	—%
Pritchard Industries, LLC	(5) (8)	S +			5.50%		11.09%	10/13/2027	25,338	24,971	24,809	1.67
Pritchard Industries, LLC	(5) (8)	S +			5.50%		11.09%	10/13/2027	6,058	5,966	5,931	0.40
Zarya Intermediate, LLC	(5) (7) (10)	S +			6.50%		11.92%	7/1/2027	35,408	35,408	35,408	2.39
Zarya Intermediate, LLC	(5) (7) (10) (13)	S +			6.50%		11.92%	7/1/2027	1,564	1,564	1,564	0.11
										163,130	162,420	10.96
Software
Alert Media, Inc.	(5) (6) (7)	S +	7.75	% (incl.	6.75	% PIK)	11.56%	4/12/2027	19,127	18,877	18,775	1.27
Alert Media, Inc.	(5) (7) (13)	S +	7.75	% (incl.	6.75	% PIK)	11.56%	4/10/2026	—	(41)	(62)	—
Anaplan, Inc.	(5) (8)	S +			6.50%		11.82%	6/21/2029	24,000	23,584	24,000	1.62
Appfire Technologies, LLC	(5) (7)	S +			5.50%		11.02%	3/9/2027	18,332	18,238	17,942	1.21
Appfire Technologies, LLC	(5) (7) (13)	S +			5.50%		11.02%	3/9/2027	311	302	280	0.02
Appfire Technologies, LLC	(5) (7) (13)	S +			5.50%		11.02%	3/9/2027	—	(2)	(3)	—
Bottomline Technologies, Inc.	(5) (7)	S +			5.25%		10.57%	5/14/2029	3,168	3,114	3,155	0.21
Bottomline Technologies, Inc.	(5) (7) (13)	S +			5.00%		10.32%	5/15/2028	—	(4)	(1)	—
CLEO Communications Holding, LLC	(5) (6) (7)	S +			6.50%		11.93%	6/9/2027	39,998	39,728	39,262	2.65
CLEO Communications Holding, LLC	(5) (7) (13)	S +			6.50%		11.93%	6/9/2027	—	(77)	(230)	(0.02)
Coupa Holdings, LLC	(5) (8)	S +			7.50%		12.82%	2/27/2030	2,264	2,211	2,231	0.15
Coupa Holdings, LLC	(5) (8) (13)	S +			7.50%		12.82%	2/27/2030	—	(12)	(16)	—
Coupa Holdings, LLC	(5) (8) (13)	S +			7.50%		12.82%	2/27/2029	—	(19)	(12)	—
Cyara AcquisitionCo, LLC	(5) (7)	S +	6.75	% (incl.	2.75	% PIK)	12.57%	6/28/2029	4,631	4,509	4,535	0.31
Cyara AcquisitionCo, LLC	(5) (7) (13)	S +	6.75	% (incl.	2.75	% PIK)	12.57%	6/28/2029	—	(8)	(6)	—
Diligent Corporation	(5) (6) (7)	S +			5.75%		11.43%	8/4/2025	27,300	27,173	27,185	1.83
Diligent Corporation	(5) (6) (7)	S +			5.75%		11.43%	8/4/2025	2,184	2,174	2,175	0.15
Diligent Corporation	(5) (7) (13)	S +			5.75%		11.43%	8/4/2025	1,845	1,826	1,826	0.12
E-Discovery AcquireCo, LLC	(5) (7)	S +			6.50%		11.90%	8/29/2029	17,795	17,355	17,355	1.17
E-Discovery AcquireCo, LLC	(5) (7) (13)	S +			6.50%		11.90%	8/29/2029	—	(40)	(40)	—
GS AcquisitionCo, Inc.	(5) (6) (7)	S +			5.75%		11.29%	5/22/2026	75,341	74,944	75,167	5.07
GS AcquisitionCo, Inc.	(5) (7) (13)	S +			5.75%		11.29%	5/22/2026	—	(15)	(6)	—
Gurobi Optimization, LLC	(5) (6) (7)	S +			4.75%		10.40%	12/19/2023	12,991	12,981	12,991	0.88
Gurobi Optimization, LLC	(5) (7) (13)	S +			4.75%		10.40%	12/19/2023	—	(1)	—	—
Kaseya, Inc.	(5) (8)	S +	6.25	% (incl.	2.50	% PIK)	11.62%	6/23/2029	14,129	13,947	14,009	0.95
Kaseya, Inc.	(5) (8) (13)	S +	6.25	% (incl.	2.50	% PIK)	11.62%	6/23/2029	52	47	45	—
Kaseya, Inc.	(5) (8) (13)	S +	6.25	% (incl.	2.50	% PIK)	11.62%	6/23/2029	215	205	208	0.01
LegitScript, LLC	(5) (8)	S +			5.75%		11.07%	6/24/2029	26,636	26,179	26,183	1.77
LegitScript, LLC	(5) (8) (13)	S +			5.75%		11.07%	6/24/2029	704	639	580	0.04

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
LegitScript, LLC	(5) (8) (13)	S +			5.75%		11.07%	6/24/2028	1,000	$934	$929	0.06%
Montana Buyer, Inc.	(5) (8)	S +			5.75%		11.07%	7/22/2029	4,100	4,028	4,032	0.27
Montana Buyer, Inc.	(5) (8) (13)	S +			5.75%		11.07%	7/22/2028	—	(7)	(8)	—
Netwrix Corporation And Concept Searching, Inc.	(5) (8)	S +			5.00%		10.30%	6/9/2029	5,468	5,424	5,363	0.36
Netwrix Corporation And Concept Searching, Inc.	(5) (8) (13)	S +			5.00%		10.30%	6/9/2029	—	(8)	(30)	—
Netwrix Corporation And Concept Searching, Inc.	(5) (8) (13)	S +			5.00%		10.30%	6/9/2029	108	104	99	0.01
Oak Purchaser, Inc.	(5) (8)	S +			5.50%		10.97%	4/28/2028	2,792	2,769	2,723	0.18
Oak Purchaser, Inc.	(5) (8) (13)	S +			5.50%		10.97%	4/28/2028	830	816	784	0.05
Oak Purchaser, Inc.	(5) (8) (13)	S +			5.50%		10.97%	4/28/2028	—	(3)	(9)	—
Pound Bidco, Inc.	(5) (6) (7) (10)	S +			6.50%		11.93%	1/30/2026	6,395	6,329	6,395	0.43
Pound Bidco, Inc.	(5) (6) (7) (10) (13)	S +			6.50%		11.93%	1/30/2026	—	(11)	—	—
Project Leopard Holdings, Inc.	(9) (10)	S +			5.25%		10.72%	7/20/2029	6,233	5,852	5,485	0.37
Pound Bidco, Inc.	(5) (7) (10)	S +			6.50%		11.93%	1/30/2026	2,617	2,585	2,617	0.18
Pound Bidco, Inc.	(5) (7) (10) (13)	S +			6.50%		11.93%	1/30/2026	—	—	—	—
Revalize, Inc.	(5) (7)	S +			5.75%		11.30%	4/15/2027	19,505	19,418	19,026	1.28
Revalize, Inc.	(5) (7) (13)	S +			5.75%		11.30%	4/15/2027	9	8	7	—
Riskonnect Parent, LLC	(5) (8)	S +			5.50%		11.04%	12/7/2028	520	512	517	0.03
Riskonnect Parent, LLC	(5) (8) (13)	S +			5.50%		11.04%	12/7/2028	—	(5)	(3)	—
Securonix, Inc.	(5) (8)	S +			6.50%		11.27%	4/5/2028	21,010	20,715	20,390	1.38
Securonix, Inc.	(5) (8) (13)	S +			6.50%		11.27%	4/5/2028	—	(50)	(112)	(0.01)
Skykick, Inc.	(5) (7)	S +			7.25%		12.84%	9/1/2027	6,300	6,187	5,872	0.40
Skykick, Inc.	(5) (7)	S +			7.25%		12.84%	9/1/2027	2,415	2,369	2,251	0.15
Trunk Acquisition, Inc.	(5) (7)	S +			5.75%		11.29%	2/19/2027	8,983	8,919	8,786	0.59
Trunk Acquisition, Inc.	(5) (7) (13)	S +			5.75%		11.29%	2/19/2026	—	(5)	(19)	—
User Zoom Technologies, Inc.	(5) (8)	S +			7.00%		11.92%	4/5/2029	38,689	38,028	38,078	2.57
										412,722	410,701	27.72
Total First Lien Debt										$2,960,107	$2,933,870	198.03%
Second Lien Debt
Air Freight & Logistics
Omni Intermediate Holdings, LLC	(5) (7)	S +			9.00%		14.40%	12/30/2027	4,500	4,388	4,500	0.30
Automobile Components
PAI Holdco, Inc.	(5) (7)	S +	7.50	% (incl.	2.00	% PIK)	13.02%	10/28/2028	26,430	25,898	25,074	1.69

Electronic Equipment, Instruments & Components

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

								Maturity	Par Amount/			Percentage
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	of Net Assets
Infinite Bidco, LLC	(9)	S +			7.00%		12.43%	3/2/2029	25,500	$25,444	$22,121	1.49%
Energy Equipment & Services
QBS Parent, Inc.	(5)	S +			8.50%		13.92%	9/21/2026	15,000	14,841	14,343	0.97
Health Care Providers & Services
Heartland Veterinary Partners, LLC	(5) (7)	S +			8.00%		13.42%	12/10/2027	3,960	3,900	3,869	0.26
Heartland Veterinary Partners, LLC	(5) (7)	S +			8.00%		13.42%	12/10/2027	1,540	1,515	1,505	0.10
										5,415	5,374	0.36
Industrial Conglomerates
Aptean, Inc.	(8)	S +			7.00%		12.42%	4/23/2027	5,950	5,950	5,533	0.37
IT Services
Help/Systems Holdings, Inc.	(8)	S +			6.75%		12.35%	11/19/2027	17,500	17,500	15,050	1.02
Idera, Inc.	(5) (8)	S +			6.75%		12.27%	3/2/2029	3,887	3,865	3,887	0.26
Red Dawn SEI Buyer, Inc.	(5) (7)	S +			8.50%		13.99%	11/20/2026	19,000	18,707	18,867	1.27
										40,072	37,804	2.55

Software
Flexera Software, LLC	(5) (7)	S +			7.00%		12.43%	3/3/2029	13,500	$13,296	$13,469	0.91%
Matrix Parent, Inc.	(5) (8)	S +			8.00%		13.56%	3/1/2030	10,667	10,505	6,494	0.44
										23,801	19,963	1.35
Total Second Lien Debt										$145,809	$134,712	9.09%

Other Securities
Unsecured Debt
Familia Intermediate Holdings I Corp. (Teasdale Latin Foods)	(5) (11)				16.25	% PIK		6/18/2026	1,500	1,500	125	0.01
Fetch Insurance Services, LLC	(5)		12.75	% (incl.	3.75	% PIK)		10/31/2027	1,935	1,886	1,877	0.13
Total Unsecured Debt										$3,386	$2,002	0.14%

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

				Acquisition	Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1) (2)	Footnotes	Reference Rate and Spread		Date	Shares	Cost(4)	Fair Value	Net Assets
Preferred Equity
Diligent Corporation	(5)(12)		10.50%	4/5/2021	5,000	$6,329	$6,326	0.43%
FORTIS Solutions Group, LLC	(5)(12)		12.25%	6/24/2022	1,000,000	1,143	970	0.07
Integrity Marketing Acquisition, LLC	(5)(12)		10.50%	12/21/2021	3,250,000	3,851	3,835	0.26
Knockout Intermediate Holdings I, Inc.	(5)(12)		11.75%	6/25/2022	2,790	3,073	3,147	0.21
Revalize, Inc.	(5)(7)(12)	S +	10.00%	12/14/2021	2,255	2,569	2,729	0.18
RSK Holdings, Inc. (Riskonnect)	(5)(8)(12)	S +	10.50%	7/7/2022	1,012,200	1,137	1,174	0.08
Skykick, Inc.	(5)(12)			8/31/2021	134,101	1,275	1,275	0.09
Total Preferred Equity						$19,377	$19,456	1.31%

Common Equity
Abacus Data Holdings, Inc. (AbacusNext)	(5)(12)			3/9/2021	29,441	2,944	2,733	0.18
Amerilife Holdings, LLC	(5)(12)			9/1/2022	908	25	33	—
BP Purchaser, LLC	(5)(12)			12/10/2021	1,383,156	1,378	1,529	0.10
CSC Thrive Holdings, LP (Thrive Networks)	(5)(12)			3/1/2021	162,309	421	766	0.05
Encore Holdings, LLC	(5)(12)			11/23/2021	2,796	348	660	0.04
Frisbee Holdings, LP (Fetch)	(5)(12)			10/31/2022	21,744	277	277	0.02
GSM Equity Investors, LP (GSM Outdoors)	(5)(12)			11/16/2020	4,500	450	665	0.04
Help HP SCF Investor, LP (Help/Systems)	(10)(12)			5/12/2021	9,619,564	12,460	14,705	0.99
LUV Car Wash	(5)(12)			4/6/2022	123	123	88	0.01
mPulse Mobile, Inc.	(5)(12)			12/17/2021	165,761	1,220	1,147	0.08
PCX Holding Corp.	(5)(12)			4/22/2021	6,538	654	779	0.05
Pet Holdings, Inc. (Brightpet)	(5)(12)			10/6/2020	17,543	2,013	1,718	0.12
Pritchard Industries, Inc.	(5)(12)			10/13/2021	1,700,000	1,700	1,734	0.12
Procure Acquiom Financial, LLC (Procure Analytics)	(5)(12)			12/20/2021	1,000,000	1,000	1,240	0.08
Recovery Point Systems, Inc.	(5)(12)			3/5/2021	1,000,000	1,000	1,020	0.07
Reveal Data Solutions	(5)(12)			8/29/2023	477,846	621	621	0.04
Shelby Co-invest, LP. (Spectrum Automotive)	(5)(12)			6/29/2021	8,500	850	1,346	0.09
Surewerx Topco, LP	(5)(10)(12)			12/28/2022	512	512	553	0.04
Suveto Buyer, LLC	(5)(10)(12)			11/19/2021	19,257	1,926	1,796	0.12
Total Common Equity						29,922	33,410	2.26
Total Other Securities						$52,685	$54,868	3.70%
Total Portfolio Investments						$3,158,601	$3,123,450	210.83%
(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (where such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of September 30, 2023, the Company does not “control” any of these portfolio companies. Under the 1940 Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of September 30, 2023, the Company is not an “affiliated person” of any of its portfolio companies.

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

(2)	Unless otherwise indicated, the Company’s investments are pledged as collateral supporting the amounts outstanding under the Truist Credit Facility (as defined below). See Note 6 “Debt”.
(3)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either EURIBOR (“E”), LIBOR (“L” or “LIBOR”) or SOFR (“S”) or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), each of which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of September 30, 2023. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at September 30, 2023. As of September 30, 2023, the reference rates for our LIBOR-based loans were the 3-month E at 5.66%, the 1-month L at 5.43% , the 3-month L at 5.66% , the 6-month L at 5.90%; the reference rates for our SOFR-based loans were the 1-month S at 5.32%, the 3-month S at 5.40%; and the P at 8.50% .

(4)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(5)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Company’s Valuation Designee (the “Valuation Designee”), under the supervision of the Board of Directors (the “Board of Directors” or the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(6)	Assets or a portion thereof are pledged as collateral for the BNP Funding Facility (as defined below). See Note 6 “Debt”.
(7)	Loan includes interest rate floor of 1.00%.
(8)	Loan includes interest rate floor of 0.75%.
(9)	Loan includes interest rate floor of 0.50%.
(10)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2023, non-qualifying assets represented 6.24% of total assets as calculated in accordance with regulatory requirements.

(11)	Investment was on non-accrual status as of September 30, 2023.
(12)

Securities exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted securities”. As of September 30, 2023, the aggregate fair value of these securities is $52,866 or 3.57% of the Company’s net assets. The initial acquisition dates have been included for such securities.

(13)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may earn unused commitment fees. Negative cost and fair value, if any, results from unamortized fees, which are capitalized to the cost of the investment. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments as of September 30, 2023:

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
365 Retail Market, LLC	0.50%	Revolver	12/23/2026	$2,800	$—
48Forty Solutions, LLC	0.50%	Revolver	11/30/2026	1,629	(30)
AMCP Pet Holdings, Inc. (Brightpet)	0.50%	Revolver	10/05/2026	3,646	(90)
ARI Network Services, Inc.	0.50%	Revolver	02/28/2025	1,273	(12)
AWP Group Holdings, Inc	1.00%	Delayed Draw Term Loan	08/01/2025	1,579	(16)
AWP Group Holdings, Inc	0.50%	Revolver	12/22/2029	470	(8)
Abracon Group Holdings, LLC	1.00%	Delayed Draw Term Loan	07/06/2024	441	(59)
Advarra Holdings, Inc.	1.00%	Delayed Draw Term Loan	08/26/2024	41	(1)
Alert Media, Inc.	0.50%	Revolver	04/10/2026	3,043	(62)
Amerilife Holdings, LLC	1.00%	Delayed Draw Term Loan	08/31/2024	292	(8)
Amerilife Holdings, LLC	0.50%	Revolver	08/31/2028	364	(10)
Answer Acquisition, LLC	0.50%	Revolver	12/30/2026	400	(7)
Appfire Technologies, LLC	1.00%	Delayed Draw Term Loan	06/13/2024	1,154	(25)
Appfire Technologies, LLC	0.50%	Revolver	03/09/2027	167	(4)
Applitools, Inc.	0.50%	Revolver	05/25/2028	433	(13)
Assembly Intermediate, LLC	1.00%	Delayed Draw Term Loan	10/21/2024	2,281	(58)
Assembly Intermediate, LLC	0.50%	Revolver	10/19/2027	2,074	(52)
Associations, Inc.	1.00%	Delayed Draw Term Loan	06/10/2024	1,582	(24)
Associations, Inc.	0.50%	Revolver	07/02/2027	1,860	(28)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Atlas Us Finco, Inc.	0.50%	Revolver	12/09/2028	$186	$(2)
Avalara, Inc.	0.50%	Revolver	10/19/2028	1,130	—
Bottomline Technologies, Inc.	0.50%	Revolver	05/15/2028	267	(1)
Bridgepointe Technologies, LLC	0.50%	Delayed Draw Term Loan	12/19/2023	4,426	(128)
Bullhorn, Inc.	0.50%	Revolver	09/30/2026	593	(3)
CLEO Communications Holding, LLC	0.50%	Revolver	06/09/2027	12,502	(230)
Caerus US 1, Inc.	1.00%	Delayed Draw Term Loan	10/28/2024	893	—
Caerus US 1, Inc.	0.25%	Revolver	05/25/2029	863	—
Catalis Intermediate, Inc.	0.50%	Revolver	08/04/2027	2,778	(247)
Cerity Partners, LLC	1.00%	Delayed Draw Term Loan	12/29/2023	5,043	—
Chase Intermediate, LLC	1.00%	Delayed Draw Term Loan	08/31/2025	10,602	(104)
Chase Intermediate, LLC	0.38%	Revolver	10/30/2028	353	(7)
Citrin Cooperman Advisors, LLC	0.50%	Delayed Draw Term Loan	05/13/2024	1,092	(22)
Coupa Holdings, LLC	1.00%	Delayed Draw Term Loan	08/27/2024	1,085	(16)
Coupa Holdings, LLC	0.50%	Revolver	02/27/2029	831	(12)
Cyara AcquisitionCo, LLC	0.50%	Revolver	06/28/2029	313	(7)
DCA Investment Holdings, LLC	1.00%	Delayed Draw Term Loan	12/28/2023	11	—
Diligent Corporation	0.50%	Revolver	08/04/2025	2,655	(11)
Dwyer Instruments, Inc.	0.50%	Delayed Draw Term Loan	07/01/2024	2,028	(45)
Dwyer Instruments, Inc.	0.50%	Revolver	07/21/2027	754	(17)
E-Discovery AcquireCo, LLC	0.50%	Revolver	08/29/2029	1,618	(40)
Encore Holdings, LLC	0.75%	Delayed Draw Term Loan	11/23/2024	1,268	—
Encore Holdings, LLC	0.50%	Revolver	11/23/2027	539	—
Energy Labs Holdings Corp.	0.50%	Revolver	04/07/2028	33	—
Excelitas Technologies Corp.	1.00%	Delayed Draw Term Loan	08/12/2024	170	(2)
Excelitas Technologies Corp.	0.50%	Revolver	08/14/2028	53	(1)
FLS Holding, Inc.	0.50%	Revolver	12/17/2027	1,802	(22)
FMG Suite Holdings, LLC	0.38%	Revolver	10/30/2026	1,426	(16)
FORTIS Solutions Group, LLC	1.00%	Delayed Draw Term Loan	06/24/2024	936	(1)
FORTIS Solutions Group, LLC	0.50%	Revolver	10/15/2027	2,699	(3)
Foundation Risk Partners Corp.	0.38%	Revolver	10/29/2027	4,571	(246)
GC Waves Holdings, Inc.	1.00%	Delayed Draw Term Loan	12/31/2024	6,707	(161)
GC Waves Holdings, Inc.	1.00%	Delayed Draw Term Loan	04/11/2024	4	—
GC Waves Holdings, Inc.	0.50%	Revolver	08/11/2028	331	(6)
GS AcquisitionCo, Inc.	0.50%	Revolver	05/22/2026	2,420	(6)
GSM Acquisition Corp. (GSM Outdoors)	0.50%	Revolver	11/16/2026	4,280	(91)
Galway Borrower, LLC	1.00%	Delayed Draw Term Loan	04/28/2024	1,712	(24)
Galway Borrower, LLC	0.50%	Revolver	09/30/2027	2,053	(68)
Gateway US Holdings, Inc.	1.00%	Delayed Draw Term Loan	04/15/2024	6	—
Gateway US Holdings, Inc.	0.50%	Revolver	09/22/2026	30	—
GraphPad Software, LLC	0.50%	Revolver	04/27/2027	875	(6)
Ground Penetrating Radar Systems, LLC	0.50%	Revolver	06/26/2025	722	(8)
Groundworks, LLC	1.00%	Delayed Draw Term Loan	09/14/2024	137	(1)
Groundworks, LLC	0.50%	Revolver	03/14/2029	62	(1)
Gurobi Optimization, LLC	0.50%	Revolver	12/19/2023	1,607	—

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Heartland Veterinary Partners, LLC	0.50%	Revolver	12/10/2026	$375	$(6)
Helios Service Partners, LLC	1.00%	Delayed Draw Term Loan	02/07/2025	12,898	(155)
Helios Service Partners, LLC	0.50%	Revolver	03/19/2027	826	(20)
Higginbotham Insurance Agency, Inc.	1.00%	Delayed Draw Term Loan	08/23/2025	3,754	(18)
High Street Buyer, Inc.	0.50%	Revolver	04/16/2027	2,136	—
Hyland Software, Inc.	0.50%	Revolver	09/19/2029	1,879	(28)
Integrity Marketing Acquisition, LLC	1.00%	Delayed Draw Term Loan	11/23/2024	163	(3)
Integrity Marketing Acquisition, LLC	1.00%	Revolver	08/27/2025	52	(1)
Intelerad Medical Systems Incorporated	0.50%	Revolver	05/31/2028	10	(1)
KENG Acquisition, Inc	1.00%	Delayed Draw Term Loan	08/01/2025	2,040	(24)
KENG Acquisition, Inc	0.50%	Revolver	08/01/2029	781	(19)
KPSKY Acquisition, Inc.	1.00%	Delayed Draw Term Loan	06/17/2024	1,126	(20)
KWOR Acquisition, Inc.	1.00%	Delayed Draw Term Loan	06/22/2024	3,473	(64)
KWOR Acquisition, Inc.	0.50%	Revolver	12/22/2027	55	(1)
Kaseya, Inc.	1.00%	Delayed Draw Term Loan	06/24/2024	803	(7)
Kaseya, Inc.	0.50%	Revolver	06/23/2029	641	(5)
Komline Sanderson Engineering Corp.	0.50%	Delayed Draw Term Loan	05/27/2024	8,529	(214)
Komline Sanderson Engineering Corp.	0.50%	Revolver	03/17/2026	3,797	(95)
LJ Avalon Holdings, LLC	1.00%	Delayed Draw Term Loan	08/01/2024	1,243	(27)
LJ Avalon Holdings, LLC	0.50%	Revolver	02/01/2029	675	(15)
LUV Car Wash Group, LLC	1.00%	Delayed Draw Term Loan	03/14/2024	274	(1)
LegitScript, LLC	1.00%	Delayed Draw Term Loan	06/24/2024	6,612	(112)
LegitScript, LLC	0.50%	Revolver	06/24/2028	3,167	(54)
Lightspeed Solution, LLC	0.50%	Delayed Draw Term Loan	03/01/2024	2,195	(45)
MHE Intermediate Holdings, LLC	0.50%	Revolver	07/21/2027	1,150	(16)
MRI Software, LLC	0.50%	Revolver	02/10/2026	2,215	(18)
Magnolia Wash Holdings	0.50%	Revolver	07/14/2028	71	(7)
Majesco	0.50%	Revolver	09/21/2026	1,575	(23)
Mammoth Holdings, LLC	0.50%	Revolver	10/16/2024	953	(4)
Mantech International CP	0.50%	Delayed Draw Term Loan	09/16/2024	56	—
Mantech International CP	0.50%	Revolver	09/14/2028	53	—
Montana Buyer, Inc.	0.50%	Revolver	07/22/2028	466	(8)
Netwrix Corporation And Concept Searching, Inc.	1.00%	Delayed Draw Term Loan	06/10/2024	1,562	(30)
Netwrix Corporation And Concept Searching, Inc.	0.25%	Revolver	06/09/2029	323	(6)
Oak Purchaser, Inc.	0.50%	Delayed Draw Term Loan	04/28/2024	1,031	(25)
Oak Purchaser, Inc.	0.50%	Revolver	04/28/2028	372	(9)
Oakbridge Insurance Agency, LLC	1.00%	Delayed Draw Term Loan	03/23/2024	283	(3)
Oakbridge Insurance Agency, LLC	0.50%	Revolver	12/31/2026	29	—
Omni Intermediate Holdings, LLC	1.00%	Delayed Draw Term Loan	06/24/2024	138	—
Omni Intermediate Holdings, LLC	0.50%	Revolver	12/30/2025	799	—

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
PCX Holding Corp.	0.50%	Revolver	04/22/2027	$987	$(9)
PDFTron Systems, Inc.	0.50%	Revolver	07/15/2026	3,850	(73)
PPV Intermediate Holdings LLC	1.00%	Delayed Draw Term Loan	08/31/2025	15,090	(75)
Pareto Health Intermediate Holdings, Inc.	0.50%	Revolver	06/01/2029	792	(9)
Patriot Growth Insurance Services, LLC	0.50%	Revolver	10/16/2028	4,485	(61)
Peter C. Foy & Associates Insurance Services, LLC	1.00%	Delayed Draw Term Loan	10/19/2024	1,695	(16)
Peter C. Foy & Associates Insurance Services, LLC	0.50%	Revolver	11/01/2027	832	(15)
Pound Bidco, Inc.	0.50%	Revolver	01/30/2026	1,163	—
Procure Acquireco, Inc. (Procure Analytics)	1.00%	Delayed Draw Term Loan	12/20/2023	794	(26)
Procure Acquireco, Inc. (Procure Analytics)	0.50%	Revolver	12/20/2026	238	(8)
Project Boost Purchaser, LLC	1.00%	Delayed Draw Term Loan	05/02/2024	589	(2)
Project Boost Purchaser, LLC	0.38%	Revolver	05/02/2028	449	(1)
Promptcare Infusion Buyer, Inc.	1.00%	Delayed Draw Term Loan	10/31/2023	972	(15)
Prophix Software, Inc.	—%	Delayed Draw Term Loan	12/31/2024	297	—
RSC Acquisition, Inc.	1.00%	Delayed Draw Term Loan	02/14/2024	745	(11)
Randy's Holdings, Inc.	1.00%	Delayed Draw Term Loan	11/01/2024	2,248	(16)
Randy's Holdings, Inc.	0.50%	Revolver	11/01/2028	608	(4)
Raptor Merger Sub Debt, LLC	0.38%	Revolver	04/01/2028	1,954	(9)
Recovery Point Systems, Inc.	0.50%	Revolver	08/12/2026	4,000	—
Redwood Services Group, LLC	1.00%	Delayed Draw Term Loan	01/31/2025	3,620	(35)
Revalize, Inc.	0.50%	Revolver	04/15/2027	62	(2)
Riskonnect Parent, LLC	1.00%	Delayed Draw Term Loan	07/07/2024	558	(3)
RoadOne IntermodaLogistics	1.00%	Delayed Draw Term Loan	06/30/2024	295	(5)
RoadOne IntermodaLogistics	0.50%	Revolver	12/29/2028	310	(6)
Securonix, Inc.	0.50%	Revolver	04/05/2028	3,782	(112)
Sherlock Buyer Corp.	1.00%	Delayed Draw Term Loan	12/08/2023	3,215	(11)
Sherlock Buyer Corp.	0.50%	Revolver	12/08/2027	1,286	(4)
Smarsh, Inc.	1.00%	Delayed Draw Term Loan	02/18/2024	536	(11)
Smarsh, Inc.	0.50%	Revolver	02/16/2029	268	(5)
Spectrum Automotive Holdings Corp.	1.00%	Delayed Draw Term Loan	06/29/2024	1,154	(30)
Spectrum Automotive Holdings Corp.	0.50%	Revolver	06/29/2027	881	(23)
Spotless Brands, LLC	0.50%	Revolver	07/25/2028	145	(2)
Stepping Stones Healthcare Services, LLC	1.00%	Delayed Draw Term Loan	12/30/2023	423	(7)
Stepping Stones Healthcare Services, LLC	0.50%	Revolver	12/30/2026	538	(9)
Summit Acquisition, Inc.	1.00%	Delayed Draw Term Loan	11/01/2024	1,638	(31)
Summit Acquisition, Inc.	0.50%	Revolver	05/01/2029	819	(15)
Summit Buyer, LLC	1.00%	Delayed Draw Term Loan	08/25/2025	227	(3)
Summit Buyer, LLC	0.50%	Revolver	01/14/2026	1,881	(19)
Superman Holdings, LLC	0.50%	Delayed Draw Term Loan	05/01/2025	380	(5)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (Unaudited)

September 30, 2023

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Surewerx Purchaser III, Inc.	1.00%	Delayed Draw Term Loan	06/28/2024	$1,128	$—
Surewerx Purchaser III, Inc.	0.50%	Revolver	12/28/2028	454	—
Suveto	0.50%	Revolver	09/09/2027	1,125	(27)
Sweep Purchaser, LLC	1.00%	Delayed Draw Term Loan	05/05/2024	273	(22)
Sweep Purchaser, LLC	0.50%	Revolver	12/08/2023	28	(2)
Syntax Systems Ltd	1.00%	Delayed Draw Term Loan	10/29/2023	9,357	(204)
Syntax Systems Ltd	0.50%	Revolver	10/29/2026	1,248	(27)
Tamarack Intermediate, LLC	0.50%	Revolver	03/13/2028	752	(34)
Tank Holding Corp.	1.00%	Delayed Draw Term Loan	05/22/2024	745	(26)
Tank Holding Corp.	0.38%	Revolver	03/31/2028	173	(6)
Thrive Buyer, Inc. (Thrive Networks)	0.38%	Revolver	01/22/2027	1,321	(31)
Trintech, Inc.	0.50%	Revolver	07/25/2029	2,092	(41)
Triple Lift, Inc.	0.50%	Revolver	05/08/2028	2,467	(187)
Trunk Acquisition, Inc.	0.50%	Revolver	02/19/2026	857	(19)
Two Six Labs, LLC	1.00%	Delayed Draw Term Loan	10/15/2023	2,134	(22)
Two Six Labs, LLC	0.50%	Revolver	8/20/2027	2,134	(22)
United Flow Technologies Intermediate Holdco II, LLC	1.00%	Delayed Draw Term Loan	10/29/2023	32	(1)
United Flow Technologies Intermediate Holdco II, LLC	0.50%	Revolver	10/29/2026	1,950	(31)
UpStack, Inc.	1.00%	Delayed Draw Term Loan	6/30/2025	6,945	(106)
UpStack, Inc.	0.50%	Revolver	8/20/2027	875	(22)
V Global Holdings, LLC	0.50%	Revolver	12/22/2025	449	(9)
VRC Companies, LLC	0.75%	Delayed Draw Term Loan	1/6/2024	515	(2)
VRC Companies, LLC	0.50%	Revolver	6/29/2027	1,653	(7)
Vessco Midco Holdings, LLC	0.50%	Revolver	10/18/2026	447	—
World Insurance Associates, LLC	0.50%	Revolver	4/3/2028	1,269	(63)
Zarya Intermediate, LLC	0.50%	Revolver	7/1/2027	2,085	—
iCIMS, Inc.	—%	Delayed Draw Term Loan	8/18/2028	112	—
iCIMS, Inc.	0.50%	Revolver	8/18/2028	38	—
mPulse Mobile, Inc.	1.00%	Delayed Draw Term Loan	12/17/2023	1,996	(31)
mPulse Mobile, Inc.	0.50%	Revolver	12/17/2027	129	(2)
Total First Lien Debt Unfunded Commitments				$287,164	$(4,778)
Total Unfunded Commitments				$287,164	$(4,778)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments

December 31, 2022

(In thousands)

						Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
First Lien Debt
Aerospace & Defense
Jonathan Acquisition Company	(5) (7)	L +	5.00%	9.73%	12/22/2026	2,712	$2,656	$2,641	0.19%
Mantech International CP	(5) (8)	S +	5.75%	9.58%	09/14/2029	359	352	350	0.03
Mantech International CP	(5) (8) (13)	S +	5.75%	9.58%	09/14/2029	—	(1)	(2)	—
Mantech International CP	(5) (8) (13)	S +	5.75%	9.58%	09/14/2028	—	(1)	(2)	—
PCX Holding Corp.	(5) (6) (7)	L +	6.25%	10.98%	04/22/2027	18,232	18,093	17,636	1.26
PCX Holding Corp.	(5) (7)	L +	6.25%	10.98%	04/22/2027	18,356	18,064	17,756	1.27
PCX Holding Corp.	(5) (7) (13)	L +	6.25%	10.98%	04/22/2027	555	542	495	0.04
Two Six Labs, LLC	(5) (8)	S +	5.50%	10.08%	08/20/2027	10,959	10,782	10,694	0.77
Two Six Labs, LLC	(5) (8) (13)	S +	5.50%	10.08%	08/20/2027	2,118	2,066	2,015	0.14
Two Six Labs, LLC	(5) (8) (13)	S +	5.50%	10.08%	08/20/2027	—	(33)	(52)	—
							52,520	51,531	3.69
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(5) (8)	S +	5.75%	10.48%	06/11/2027	14,408	14,140	13,851	0.99
Omni Intermediate Holdings, LLC	(5) (7)	S +	5.00%	9.73%	12/30/2026	12,131	12,027	11,617	0.83
Omni Intermediate Holdings, LLC	(5) (7) (13)	S +	5.00%	9.73%	12/30/2026	531	519	471	0.03
Omni Intermediate Holdings, LLC	(5) (7)	S +	5.00%	9.73%	12/30/2026	385	378	368	0.03
Omni Intermediate Holdings, LLC	(5) (7) (13)	S +	5.00%	9.73%	12/30/2025	—	(9)	(45)	—
RoadOne IntermodaLogistics	(5) (7)	S +	6.25%	10.81%	12/30/2028	1,672	1,622	1,622	0.12
RoadOne IntermodaLogistics	(5) (7) (13)	S +	6.25%	10.81%	12/30/2028	—	(6)	(6)	—
RoadOne IntermodaLogistics	(5) (7) (13)	S +	6.25%	10.81%	12/30/2028	75	65	65	—
							28,736	27,943	2.00
Automobile Components
Continental Battery Company	(5) (7)	L +	6.75%	11.48%	01/20/2027	6,188	6,083	5,903	0.42
Randy's Holdings, Inc.	(5) (7)	S +	6.50%	10.59%	11/01/2028	6,743	6,545	6,545	0.47
Randy's Holdings, Inc.	(5) (7) (13)	S +	6.50%	10.59%	11/01/2028	—	(31)	(31)	—
Randy's Holdings, Inc.	(5) (7) (13)	S +	6.50%	10.59%	11/01/2028	142	116	116	0.01
Sonny's Enterprises, LLC	(5) (6) (7)	S +	6.04%	10.29%	08/05/2026	12,363	12,178	11,839	0.85
Sonny's Enterprises, LLC	(5) (7)	S +	6.75%	11.00%	08/05/2026	34,154	33,656	32,706	2.34
Spectrum Automotive Holdings Corp.	(5) (6) (8)	L +	5.75%	10.48%	06/29/2028	23,650	23,358	22,274	1.59
Spectrum Automotive Holdings Corp.	(5) (8) (13)	L +	5.75%	10.48%	06/29/2028	4,656	4,585	4,273	0.31
Spectrum Automotive Holdings Corp.	(5) (8) (13)	L +	5.75%	10.48%	06/29/2027	—	(10)	(51)	—
							86,480	83,574	5.98

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Automobiles
ARI Network Services, Inc.	(5) (6) (8)	S +	5.50%	9.92%	02/28/2025	20,723	$20,465	$20,134	1.44%
ARI Network Services, Inc.	(5) (6) (8)	S +	5.50%	9.92%	02/28/2025	3,630	3,586	3,527	0.25
ARI Network Services, Inc.	(5) (8) (13)	S +	5.50%	9.92%	02/28/2025	909	873	823	0.06
Summit Buyer, LLC	(5) (7)	L +	5.75%	10.13%	01/14/2026	22,120	21,795	21,142	1.51
Summit Buyer, LLC	(5) (7) (13)	L +	5.75%	10.13%	01/14/2026	28,996	28,544	27,569	1.97
Summit Buyer, LLC	(5) (7) (13)	L +	5.75%	10.13%	01/14/2026	—	(32)	(107)	(0.01)
Turbo Buyer, Inc.	(5) (7)	L +	6.00%	11.15%	12/02/2025	37,940	37,419	36,574	2.62
Turbo Buyer, Inc.	(5) (7)	L +	6.00%	11.15%	12/02/2025	38,123	37,494	36,751	2.63
							150,144	146,413	10.48
Biotechnology
GraphPad Software, LLC	(5) (6) (7)	L +	5.50%	10.39%	04/27/2027	12,066	11,974	11,668	0.84
GraphPad Software, LLC	(5) (7)	L +	5.50%	10.39%	04/27/2027	2,892	2,869	2,797	0.20
GraphPad Software, LLC	(5) (7) (13)	L +	5.50%	10.39%	04/27/2027	—	(13)	(58)	—
							14,830	14,407	1.03
Chemicals
Tank Holding Corp.	(6) (8)	S +	5.75%	10.17%	03/31/2028	14,129	13,875	13,352	0.96
Tank Holding Corp.	(8) (13)	P +	4.75%	12.25%	03/31/2028	133	119	89	0.01
V Global Holdings, LLC	(5) (6) (8)	S +	5.75%	8.99%	12/22/2027	4,903	4,814	4,659	0.33
V Global Holdings, LLC	(5) (8) (13)	S +	5.75%	8.99%	12/22/2025	—	(11)	(34)	—
							18,797	18,066	1.29
Commercial Services & Supplies
365 Retail Markets, LLC	(5) (7)	L +	4.75%	8.45%	12/23/2026	17,280	17,045	16,890	1.21
365 Retail Markets, LLC	(5) (7)	L +	4.75%	8.45%	12/23/2026	5,543	5,484	5,418	0.39
365 Retail Markets, LLC	(5) (7) (13)	L +	4.75%	8.45%	12/23/2026	1,600	1,563	1,537	0.11
Atlas Us Finco, Inc.	(5) (7) (10)	S +	7.25%	11.48%	12/09/2029	2,009	1,949	1,949	0.14
Atlas Us Finco, Inc.	(5) (7) (10) (13)	S +	7.25%	11.48%	12/09/2028	—	(6)	(6)	—
BPG Holdings IV Corp.	(5) (8)	S +	6.00%	10.54%	07/29/2029	11,765	11,001	11,001	0.79
Encore Holdings, LLC	(5) (8)	L +	4.50%	9.23%	11/23/2028	1,850	1,821	1,806	0.13
Encore Holdings, LLC	(5) (8) (13)	L +	4.50%	9.23%	11/23/2028	2,118	2,074	2,034	0.15
Encore Holdings, LLC	(5) (8) (13)	L +	4.50%	9.23%	11/23/2027	—	(8)	(13)	—
FLS Holding, Inc.	(5) (7) (10)	L +	5.25%	10.40%	12/15/2028	20,727	20,361	20,389	1.46
FLS Holding, Inc.	(5) (7) (10)	L +	5.25%	10.40%	12/15/2028	4,506	4,424	4,432	0.32
FLS Holding, Inc.	(5) (7) (10) (13)	L +	5.25%	10.40%	12/17/2027	—	(30)	(29)	—
PDFTron Systems, Inc.	(5) (6) (7) (10)	S +	5.50%	9.82%	07/15/2027	30,415	29,998	29,402	2.10
PDFTron Systems, Inc.	(5) (7) (10)	S +	5.50%	9.82%	07/15/2027	9,800	9,638	9,474	0.68
PDFTron Systems, Inc.	(5) (7) (10) (13)	S +	5.50%	9.82%	07/15/2026	3,850	3,741	3,594	0.26

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Procure Acquireco, Inc. (Procure Analytics)	(5) (8)	L +			5.00%		9.35%	12/20/2028	3,929	$3,859	$3,755	0.27%
Procure Acquireco, Inc. (Procure Analytics)	(5) (8) (13)	L +			5.00%		9.35%	12/20/2028	—	(7)	(35)	—
Procure Acquireco, Inc. (Procure Analytics)	(5) (8) (13)	L +			5.00%		9.35%	12/20/2028	—	(4)	(11)	—
QW Holding Corporation	(5) (6) (7)	L +			5.50%		9.44%	08/31/2026	8,907	8,791	8,575	0.61
QW Holding Corporation	(5) (7) (13)	L +			5.50%		9.44%	08/31/2026	1,851	1,824	1,767	0.13
QW Holding Corporation	(5) (7) (13)	L +			5.50%		9.44%	08/31/2026	—	(29)	(84)	(0.01)
Sherlock Buyer Corp.	(5) (8)	L +			5.75%		10.48%	12/08/2028	11,061	10,867	10,816	0.77
Sherlock Buyer Corp.	(5) (8) (13)	L +			5.75%		10.48%	12/08/2028	—	(27)	(71)	(0.01)
Sherlock Buyer Corp.	(5) (8) (13)	L +			5.75%		10.48%	12/08/2027	—	(21)	(28)	—
Surewerx Purchaser III, Inc.	(5) (8) (10)	S +			6.75%		11.30%	12/28/2029	17,527	17,002	17,002	1.22
Surewerx Purchaser III, Inc.	(5) (8) (10) (13)	S +			6.75%		11.30%	12/28/2029	—	(72)	(72)	(0.01)
Surewerx Purchaser III, Inc.	(5) (8) (10) (13)	S +			6.75%		11.30%	12/28/2028	240	183	183	0.01
Sweep Purchaser, LLC	(5) (7)	L +			5.75%		10.47%	11/30/2026	8,704	8,582	8,239	0.59
Sweep Purchaser, LLC	(5) (7) (13)	L +			5.75%		10.47%	11/30/2026	5,934	5,843	5,601	0.40
Sweep Purchaser, LLC	(5) (7) (13)	L +			5.75%		10.47%	11/30/2026	253	235	178	0.01
Tamarack Intermediate, LLC	(5) (8)	S +			5.75%		9.23%	03/13/2028	5,473	5,375	5,232	0.37
Tamarack Intermediate, LLC	(5) (8) (13)	S +			5.75%		9.23%	03/13/2028	91	76	52	—
United Flow Technologies Intermediate Holdco II, LLC	(5) (7)	L +			5.75%		10.17%	10/29/2027	16,972	16,687	16,457	1.18
United Flow Technologies Intermediate Holdco II, LLC	(5) (7) (13)	L +			5.75%		10.17%	10/29/2027	9,668	9,409	9,067	0.65
United Flow Technologies Intermediate Holdco II, LLC	(5) (7) (13)	L +			5.75%		10.17%	10/29/2026	—	(46)	(91)	(0.01)
US Infra Svcs Buyer, LLC	(5) (6) (7)	L +	6.75	% (incl.	0.25	% PIK)	11.67%	04/13/2026	16,193	15,998	15,427	1.10
US Infra Svcs Buyer, LLC	(5) (6) (7)	L +	6.75	% (incl.	0.25	% PIK)	11.67%	04/13/2026	2,285	2,259	2,177	0.16
US Infra Svcs Buyer, LLC	(5) (7)	L +	6.75	% (incl.	0.25	% PIK)	11.67%	04/13/2026	2,250	2,225	2,144	0.15
Valcourt Holdings II, LLC	(5) (7)	S +			5.25%		9.98%	01/07/2027	25,145	24,785	24,850	1.78
Valcourt Holdings II, LLC	(5) (6) (7)	S +			5.25%		9.98%	01/07/2027	9,929	9,783	9,813	0.70
Valcourt Holdings II, LLC	(5) (7) (13)	S +			5.25%		9.98%	01/07/2027	5,738	5,643	5,658	0.40
VRC Companies, LLC	(5) (8)	S +			5.75%		8.52%	06/29/2027	7,540	7,435	7,276	0.52
VRC Companies, LLC	(5) (8) (13)	S +			5.75%		8.52%	06/29/2027	3,074	2,950	2,754	0.20
VRC Companies, LLC	(5) (6) (8)	S +			5.50%		10.65%	06/29/2027	48,840	48,260	47,130	3.37
VRC Companies, LLC	(5) (6) (8) (13)	L +			5.50%		10.22%	06/29/2027	8,214	8,119	7,927	0.57
VRC Companies, LLC	(5) (8) (13)	L +			5.50%		10.22%	06/29/2027	—	(19)	(58)	—
										325,020	319,508	22.87

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Construction & Engineering
KPSKY Acquisition, Inc.	(5) (8)	L +	5.50%	9.89%	10/19/2028	34,211	$33,621	$32,668	2.34%
KPSKY Acquisition, Inc.	(5) (8) (13)	P +	4.53%	12.03%	10/19/2028	4,420	4,311	4,066	0.29
							37,932	36,734	2.63

Containers & Packaging
BP Purchaser, LLC	(5) (8)	L +	5.50%	10.24%	12/11/2028	17,336	17,031	16,185	1.16
Fortis Solutions Group, LLC	(5) (8)	L +	5.50%	9.73%	10/13/2028	26,980	26,513	26,101	1.87
Fortis Solutions Group, LLC	(5) (8) (13)	L +	5.50%	9.73%	10/13/2028	—	(2)	(3)	—
Fortis Solutions Group, LLC	(5) (8) (13)	L +	5.50%	9.73%	10/15/2028	—	(7)	(33)	—
Fortis Solutions Group, LLC	(5) (8) (13)	L +	5.50%	9.73%	10/15/2027	360	317	272	0.02
							43,852	42,522	3.04
Distributors
48Forty Solutions LLC	(5) (7)	S +	6.00%	10.26%	11/30/2026	1,796	1,728	1,732	0.12
48Forty Solutions LLC	(5) (6) (7)	S +	5.50%	9.76%	11/30/2026	16,106	15,825	15,283	1.09
48Forty Solutions LLC	(5) (7) (13)	S +	5.50%	9.76%	11/30/2026	—	(46)	(139)	(0.01)
ABB Concise Optical Group, LLC	(5) (8)	L +	7.50%	12.67%	02/23/2028	17,977	17,578	17,165	1.23
ABB Concise Optical Group, LLC	(5) (8) (13)	P +	6.50%	13.99%	02/23/2028	1,792	1,752	1,707	0.12
Avalara, Inc.	(5) (8)	S +	7.25%	11.83%	10/19/2028	10,712	10,451	10,451	0.75
Avalara, Inc.	(5) (8) (13)	S +	7.25%	11.83%	10/19/2028	—	(26)	(26)	—
PT Intermediate Holdings III, LLC	(5) (8)	L +	5.50%	10.23%	11/01/2028	28,632	28,383	27,804	1.99
PT Intermediate Holdings III, LLC	(5) (8)	L +	5.50%	10.23%	11/01/2028	15,929	15,787	15,469	1.11
Radwell Parent, LLC	(5) (6) (8)	S +	6.75%	11.33%	04/01/2029	32,558	31,607	31,607	2.26
Radwell Parent, LLC	(5) (8) (13)	S +	6.75%	11.33%	04/01/2028	—	(71)	(71)	(0.01)
							122,968	120,982	8.66
Diversified Consumer Services
Assembly Intermediate, LLC	(5) (7)	L +	6.50%	11.23%	10/19/2027	20,741	20,393	19,944	1.43
Assembly Intermediate, LLC	(5) (7) (13)	L +	6.50%	11.23%	10/19/2027	2,904	2,836	2,705	0.19
Assembly Intermediate, LLC	(5) (7) (13)	L +	6.50%	11.23%	10/19/2027	830	796	750	0.05
FPG Intermediate Holdco, LLC	(5) (7)	S +	6.50%	10.92%	03/05/2027	497	488	472	0.03
Heartland Home Services, Inc.	(5) (8) (13)	L +	5.75%	10.10%	12/15/2026	1,877	1,860	1,802	0.13
Lightspeed Solution, LLC	(5) (8)	S +	6.50%	10.82%	03/01/2028	7,585	7,451	7,308	0.52
Lightspeed Solution, LLC	(5) (8) (13)	S +	6.50%	10.82%	03/01/2028	—	(21)	(89)	(0.01)
LUV Car Wash Group, LLC	(5) (7) (13)	L +	5.50%	9.24%	12/09/2026	372	367	359	0.03
LUV Car Wash Group, LLC	(5) (7)	L +	5.50%	9.24%	12/09/2026	349	346	341	0.02
Magnolia Wash Holdings	(5) (7)	S +	6.50%	10.32%	07/14/2028	3,767	3,696	3,608	0.26
Magnolia Wash Holdings	(5) (7)	S +	6.50%	10.32%	07/14/2028	706	692	676	0.05
Magnolia Wash Holdings	(5) (7) (13)	S +	6.50%	10.32%	07/14/2028	87	84	81	0.01

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Mammoth Holdings, LLC	(5) (6) (7)	S +			6.00%		9.82%	10/16/2023	8,033	$8,008	$8,033	0.57%
Mammoth Holdings, LLC	(5) (7)	S +			6.00%		9.82%	10/16/2023	35,966	35,846	35,966	2.57
Mammoth Holdings, LLC	(5) (7) (13)	S +			6.00%		9.82%	10/16/2023	—	(3)	—	—
Spotless Brands, LLC	(5) (7)	S +			6.50%		10.71%	07/25/2028	4,549	4,463	4,371	0.31
Spotless Brands, LLC	(5) (7)	S +			6.50%		10.71%	07/25/2028	860	843	826	0.06
Spotless Brands, LLC	(5) (7) (13)	S +			6.50%		10.71%	07/25/2028	—	(3)	(6)	—
										88,142	87,147	6.24
Financial Services
Applitools, Inc.	(5) (8) (10)	S +			6.25%		10.57%	05/25/2029	3,200	3,143	3,145	0.23
Applitools, Inc.	(5) (8) (10) (13)	S +			6.25%		10.57%	05/25/2028	—	(8)	(7)	—
Cerity Partners, LLC	(5) (8)	S +			6.75%		11.32%	12/29/2029	8,617	8,359	8,359	0.60
Cerity Partners, LLC	(5) (8) (13)	S +			6.75%		11.32%	12/29/2029	454	60	60	—
SitusAMC Holdings Corp.	(5) (8)	L +			5.50%		10.23%	12/22/2027	3,573	3,542	3,417	0.24
Smarsh, Inc.	(5) (8)	S +			6.50%		11.29%	02/16/2029	4,286	4,208	4,126	0.30
Smarsh, Inc.	(5) (8) (13)	S +			6.50%		11.29%	02/16/2029	536	521	496	0.04
Smarsh, Inc.	(5) (8) (13)	S +			6.50%		11.29%	02/16/2029	—	(5)	(10)	—
										19,820	19,586	1.40
Electronic Equipment, Instruments & Components
Abracon Group Holdings, LLC	(5) (8)	S +			5.75%		10.48%	07/06/2028	5,534	5,431	5,249	0.38
Abracon Group Holdings, LLC	(5) (8) (13)	S +			5.75%		10.48%	07/06/2028	—	(9)	(51)	—
Abracon Group Holdings, LLC	(5) (8) (13)	S +			5.75%		10.48%	07/06/2028	—	(7)	(21)	—
Dwyer Instruments, Inc.	(5) (8)	L +			6.00%		10.73%	07/21/2027	8,059	7,911	7,694	0.55
Dwyer Instruments, Inc.	(5) (8) (13)	L +			6.00%		10.73%	07/21/2027	—	(18)	(92)	(0.01)
Dwyer Instruments, Inc.	(5) (8) (13)	L +			6.00%		10.73%	07/21/2027	158	140	113	0.01
										13,448	12,892	0.92
Food Products
AMCP Pet Holdings, Inc. (Brightpet)	(5) (6) (7)	L +			6.25%		10.98%	10/05/2026	17,150	16,798	16,795	1.20
AMCP Pet Holdings, Inc. (Brightpet)	(5) (7)	L +			6.25%		10.98%	10/05/2026	16,333	15,989	15,995	1.14
AMCP Pet Holdings, Inc. (Brightpet)	(5) (7)	L +			6.25%		10.98%	10/05/2026	5,833	5,721	5,713	0.41
Nellson Nutraceutical, Inc.	(5) (6) (7)	S +			5.75%		10.17%	12/23/2025	23,592	23,439	23,476	1.68
Teasdale Foods, Inc. (Teasdale Latin Foods)	(5) (7)	L +	7.25	% (incl.	1.00	% PIK)	12.29%	12/18/2025	10,812	10,675	9,017	0.65
										72,622	70,996	5.08
Health Care Equipment & Supplies
Performance Health & Wellness	(5) (6) (7)	L +			6.00%		10.73%	07/12/2027	9,398	9,248	8,956	0.64

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Health Care Providers & Services
Advarra Holdings, Inc.	(5) (8)	S +			5.75%		10.15%	08/24/2029	459	$451	$434	0.03%
Advarra Holdings, Inc.	(5) (8) (13)	S +			5.75%		10.15%	08/24/2029	—	—	(2)	—
DCA Investment Holdings, LLC	(5) (6) (8)	S +			6.00%		10.39%	04/03/2028	11,053	10,922	10,887	0.78
DCA Investment Holdings, LLC	(5) (8) (13)	S +			6.00%		10.39%	04/03/2028	2,629	2,572	2,575	0.18
Gateway US Holdings, Inc.	(5) (8) (10)	S +			6.50%		11.23%	09/22/2026	750	744	736	0.05
Gateway US Holdings, Inc.	(5) (8) (10) (13)	S +			6.50%		11.23%	09/22/2026	165	164	162	0.01
Gateway US Holdings, Inc.	(5) (8) (10) (13)	S +			6.50%		11.23%	09/22/2026	17	16	16	—
Heartland Veterinary Partners, LLC	(5) (7)	S +			4.75%		9.56%	12/10/2026	1,866	1,851	1,812	0.13
Heartland Veterinary Partners, LLC	(5) (7) (13)	S +			4.75%		9.56%	12/10/2026	2,969	2,936	2,847	0.20
Heartland Veterinary Partners, LLC	(5) (7) (13)	S +			4.75%		9.56%	12/10/2026	—	(3)	(11)	—
iCIMS, Inc.	(5) (8)	S +	7.25	% (incl.	3.88	% PIK)	11.52%	08/18/2028	6,568	6,455	6,455	0.46
Intelerad Medical Systems Incorporated	(5) (7) (10)	S +			6.50%		11.23%	08/21/2026	500	486	489	0.03
mPulse Mobile, Inc.	(5) (8)	L +			5.25%		9.32%	12/17/2027	17,500	17,200	16,977	1.21
mPulse Mobile, Inc.	(5) (8) (13)	L +			5.25%		9.32%	12/17/2027	—	(17)	(60)	—
mPulse Mobile, Inc.	(5) (8) (13)	L +			5.25%		9.32%	12/17/2027	151	143	136	0.01
Promptcare Infusion Buyer, Inc.	(5) (7)	L +			6.00%		10.22%	09/01/2027	9,073	8,925	8,757	0.63
Promptcare Infusion Buyer, Inc.	(5) (7) (13)	L +			6.00%		10.22%	09/01/2027	881	849	766	0.05
Southern Veterinary Partners, LLC	(5) (7)	S +			5.50%		9.93%	10/05/2027	899	883	854	0.06
Stepping Stones Healthcare Services, LLC	(5) (8)	L +			5.75%		10.48%	01/02/2029	4,342	4,284	4,111	0.29
Stepping Stones Healthcare Services, LLC	(5) (8) (13)	L +			5.75%		10.48%	01/02/2029	511	500	444	0.03
Stepping Stones Healthcare Services, LLC	(5) (8) (13)	P +			4.75%		12.25%	12/30/2026	450	442	417	0.03
Suveto	(5) (8) (13)	L +			5.00%		9.38%	09/09/2027	11,038	10,935	10,461	0.75
Suveto	(5) (8) (13)	L +			5.00%		9.38%	09/09/2027	810	793	764	0.05
Tivity Health, Inc.	(5) (8)	S +			6.00%		10.58%	06/28/2029	3,711	3,658	3,592	0.26
Vardiman Black Holdings, LLC	(5) (9)	S +			7.00%		11.22%	03/18/2027	3,412	3,382	3,227	0.23
Vardiman Black Holdings, LLC	(5) (9) (13)	S +			7.00%		11.22%	03/18/2027	3,907	3,871	3,687	0.26
Vermont Aus Pty Ltd	(5) (8) (10)	S +			5.65%		10.23%	03/23/2028	8,436	8,244	7,927	0.57
										90,686	88,460	6.33
Health Care Technology
Lightspeed Buyer, Inc.	(5) (6) (7)	L +			5.50%		9.98%	02/03/2026	12,669	12,442	12,300	0.88
Lightspeed Buyer, Inc.	(5) (7)	L +			5.50%		9.98%	02/03/2026	9,234	9,053	8,966	0.64
Lightspeed Buyer, Inc.	(5) (7) (13)	L +			5.50%		9.98%	02/03/2026	—	(28)	(118)	(0.01)
										21,467	21,148	1.51
Industrial Conglomerates
Excelitas Technologies Corp.	(5) (8)	S +			5.75%		10.12%	08/13/2029	1,378	1,351	1,311	0.09

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Excelitas Technologies Corp.	(5) (8)	E +	5.75%	7.55%	08/13/2029	€242	$245	$246	0.02%
Excelitas Technologies Corp.	(5) (8) (13)	S +	5.75%	10.12%	08/13/2029	—	(2)	(13)	—
Excelitas Technologies Corp.	(5) (8) (13)	S +	5.75%	10.12%	08/14/2028	74	72	68	—
							1,666	1,612	0.12
Insurance Services
Amerilife Holdings, LLC	(5) (8)	S +	5.75%	9.58%	08/31/2029	2,044	2,005	2,005	0.14
Amerilife Holdings, LLC	(5) (8) (13)	S +	5.75%	10.15%	08/31/2029	583	569	569	0.04
Amerilife Holdings, LLC	(5) (8) (13)	S +	5.75%	10.15%	08/31/2028	—	(8)	(8)	—
Foundation Risk Partners Corp.	(5) (8)	S +	6.00%	10.68%	10/29/2028	42,966	42,408	42,218	3.02
Foundation Risk Partners Corp.	(5) (8)	S +	6.00%	10.68%	10/29/2028	9,345	9,222	9,182	0.66
Foundation Risk Partners Corp.	(5) (8) (13)	S +	6.00%	10.32%	10/29/2027	1,882	1,827	1,803	0.13
Galway Borrower, LLC	(5) (8)	L +	5.25%	9.98%	09/29/2028	32,271	31,721	30,880	2.21
Galway Borrower, LLC	(5) (8) (13)	L +	5.25%	9.98%	09/29/2028	—	(7)	(13)	—
Galway Borrower, LLC	(5) (8) (13)	L +	5.25%	9.98%	09/30/2027	—	(32)	(88)	(0.01)
Higginbotham Insurance Agency, Inc.	(5) (6) (8)	L +	5.25%	9.63%	11/25/2026	18,482	18,287	17,986	1.29
High Street Buyer, Inc.	(5) (6) (8)	L +	6.00%	10.73%	04/14/2028	9,992	9,832	9,702	0.69
High Street Buyer, Inc.	(5) (6) (8)	L +	6.00%	10.73%	04/14/2028	40,125	39,459	38,961	2.79
High Street Buyer, Inc.	(5) (8) (13)	L +	6.00%	10.73%	04/16/2027	—	(31)	(62)	—
Integrity Marketing Acquisition, LLC	(5) (6) (8)	L +	6.05%	10.81%	08/27/2025	44,059	43,688	42,808	3.06
Integrity Marketing Acquisition, LLC	(5) (8)	L +	6.05%	10.81%	08/27/2025	24,599	24,373	23,900	1.71
Integrity Marketing Acquisition, LLC	(5) (8)	L +	6.05%	10.81%	08/27/2025	17,290	17,108	16,799	1.20
Keystone Agency Investors	(5) (7)	S +	6.25%	10.98%	05/03/2027	3,516	3,467	3,467	0.25
Keystone Agency Investors	(5) (7)	S +	6.25%	10.98%	05/03/2027	4,047	3,993	3,993	0.29
Majesco	(5) (6) (7)	L +	7.25%	11.98%	09/21/2027	23,421	22,948	22,447	1.61
Majesco	(5) (7) (13)	L +	7.25%	11.98%	09/21/2026	—	(29)	(66)	—
Oakbridge Insurance Agency, LLC	(5) (7)	S +	5.75%	10.17%	12/31/2026	1,078	1,062	1,062	0.08
Oakbridge Insurance Agency, LLC	(5) (7) (13)	S +	5.75%	10.17%	12/31/2026	60	56	56	—
Oakbridge Insurance Agency, LLC	(5) (7) (13)	S +	5.75%	10.17%	12/31/2026	19	18	18	—
Patriot Growth Insurance Services, LLC	(5) (6) (8)	L +	5.50%	8.86%	10/16/2028	61,902	60,837	59,042	4.23
Patriot Growth Insurance Services, LLC	(5) (8)	L +	5.50%	8.86%	10/16/2028	1,089	1,060	1,039	0.07
Patriot Growth Insurance Services, LLC	(5) (8) (13)	L +	5.50%	8.86%	10/16/2028	—	(74)	(207)	(0.01)
Peter C. Foy & Associates Insurance Services, LLC	(5) (8)	S +	6.00%	11.12%	11/01/2028	910	897	866	0.06
Peter C. Foy & Associates Insurance Services, LLC	(5) (8) (13)	S +	6.00%	11.12%	11/01/2028	1,985	1,955	1,874	0.13
Peter C. Foy & Associates Insurance Services, LLC	(5) (8)	L +	6.00%	11.21%	11/01/2028	17,793	17,638	16,930	1.21
Peter C. Foy & Associates Insurance Services, LLC	(5) (8) (13)	L +	6.00%	11.21%	11/01/2028	4,942	4,899	4,703	0.34
Peter C. Foy & Associates Insurance Services, LLC	(5) (8) (13)	L +	6.00%	11.21%	11/01/2027	—	(7)	(40)	—

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
RSC Acquisition, Inc.	(5) (6) (8)	S +	5.50%	9.97%	10/30/2026	24,774	$24,417	$23,999	1.72%
RSC Acquisition, Inc.	(5) (8)	S +	5.50%	9.97%	10/30/2026	7,961	7,900	7,712	0.55
World Insurance Associates, LLC	(5) (6) (7)	S +	5.75%	10.33%	04/01/2026	33,331	32,499	32,288	2.31
World Insurance Associates, LLC	(5) (6) (7)	S +	5.75%	10.33%	04/01/2026	31,170	30,528	30,194	2.16
World Insurance Associates, LLC	(5) (7) (13)	S +	5.75%	10.33%	04/01/2026	825	808	785	0.06
							455,293	446,804	31.98

Interactive Media & Services
FMG Suite Holdings, LLC	(5) (7)	S +	5.50%	9.34%	10/30/2026	24,060	23,699	23,546	1.69
FMG Suite Holdings, LLC	(5) (7)	S +	5.50%	9.34%	10/30/2026	5,224	5,151	5,112	0.37
FMG Suite Holdings, LLC	(5) (7) (13)	S +	5.50%	9.34%	10/30/2026	551	515	495	0.04
MSM Acquisitions, Inc.	(5) (6) (7)	L +	6.00%	10.75%	12/09/2026	31,570	31,179	30,815	2.21
MSM Acquisitions, Inc.	(5) (7) (13)	L +	6.00%	10.75%	12/09/2026	12,743	12,493	11,878	0.85
MSM Acquisitions, Inc.	(5) (7) (13)	L +	6.00%	10.75%	12/09/2026	1,836	1,784	1,741	0.12
Triple Lift, Inc.	(5) (6) (8)	S +	5.50%	10.12%	05/08/2028	27,580	27,136	26,162	1.87
Triple Lift, Inc.	(5) (8) (13)	S +	5.25%	9.58%	05/08/2028	1,533	1,472	1,328	0.10
							103,429	101,077	7.23
IT Services
Atlas Purchaser, Inc.	(6) (8)	L +	5.25%	9.81%	05/08/2028	8,922	8,778	6,225	0.45
Donuts, Inc.	(5) (6) (7)	S +	6.00%	10.43%	12/29/2027	18,375	18,108	17,910	1.28
Donuts, Inc.	(5) (7)	S +	6.00%	10.43%	12/29/2027	6,735	6,735	6,565	0.47
Donuts, Inc.	(5) (7) (13)	S +	6.00%	10.43%	12/29/2027	—	—	(80)	(0.01)
Govbrands Intermediate, Inc.	(5) (6) (8)	L +	5.50%	10.23%	08/04/2027	39,759	38,962	37,942	2.72
Govbrands Intermediate, Inc.	(5) (8) (13)	L +	5.50%	10.23%	08/04/2027	8,969	8,751	8,367	0.60
Govbrands Intermediate, Inc.	(5) (8) (13)	L +	5.50%	10.23%	08/04/2027	3,814	3,733	3,620	0.26
Long Term Care Group, Inc.	(5) (8)	L +	6.00%	10.34%	09/08/2027	4,963	4,875	4,768	0.34
Recovery Point Systems, Inc.	(5) (6) (7)	S +	6.50%	10.26%	08/12/2026	41,055	40,514	41,002	2.93
Recovery Point Systems, Inc.	(5) (7) (13)	S +	6.50%	10.26%	08/12/2026	—	(48)	(5)	—
Redwood Services Group, LLC	(5) (8)	S +	6.00%	10.68%	06/15/2029	10,939	10,732	10,462	0.75
Redwood Services Group, LLC	(5) (8) (13)	S +	6.00%	10.68%	06/15/2029	1,880	1,848	1,766	0.13
Syntax Systems Ltd	(5) (8) (10)	L +	5.50%	10.13%	10/29/2028	35,452	35,146	33,520	2.40
Syntax Systems Ltd	(5) (8) (10) (13)	L +	5.50%	10.13%	10/29/2028	—	(78)	(510)	(0.04)
Syntax Systems Ltd	(5) (8) (10) (13)	L +	5.61%	10.08%	10/29/2026	2,495	2,466	2,291	0.16
Thrive Buyer, Inc. (Thrive Networks)	(5) (6) (7)	L +	6.00%	10.73%	01/22/2027	20,561	20,258	20,059	1.44
Thrive Buyer, Inc. (Thrive Networks)	(5) (7)	L +	6.00%	10.73%	01/22/2027	17,085	16,820	16,668	1.19
Thrive Buyer, Inc. (Thrive Networks)	(5) (7) (13)	P +	5.00%	12.50%	01/22/2027	264	236	216	0.02

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
UpStack, Inc.	(5) (7)	L +	5.75%	10.32%	08/20/2027	9,737	$9,539	$9,444	0.68%
UpStack, Inc.	(5) (7) (13)	L +	5.75%	10.32%	08/20/2027	3,292	3,205	3,162	0.23
UpStack, Inc.	(5) (7) (13)	L +	5.75%	10.32%	08/20/2027	—	(19)	(26)	—
							230,561	223,366	15.99

Leisure Products
GSM Acquisition Corp. (GSM Outdoors)	(5) (6) (7)	S +	5.00%	9.84%	11/16/2026	17,447	17,319	17,194	1.23
GSM Acquisition Corp. (GSM Outdoors)	(5) (7)	S +	5.00%	9.84%	11/16/2026	4,490	4,446	4,425	0.32
GSM Acquisition Corp. (GSM Outdoors)	(5) (7) (13)	S +	5.00%	9.84%	11/16/2026	—	(39)	(62)	—
							21,726	21,557	1.54
Machinery
Answer Acquisition, LLC	(5) (7)	L +	5.50%	10.23%	12/30/2026	10,719	10,541	10,265	0.73
Answer Acquisition, LLC	(5) (7) (13)	L +	5.50%	10.23%	12/30/2026	—	(13)	(35)	—
Komline Sanderson Engineering Corp.	(5) (6) (9)	S +	6.00%	11.14%	03/17/2026	4,080	4,045	3,837	0.27
Komline Sanderson Engineering Corp.	(5) (9) (13)	S +	6.00%	11.14%	03/17/2026	—	(72)	(507)	(0.04)
Komline Sanderson Engineering Corp.	(5) (6) (9)	L +	6.00%	10.67%	03/17/2026	16,629	16,507	15,640	1.12
Komline Sanderson Engineering Corp.	(5) (9)	L +	6.00%	10.67%	03/17/2026	19,118	18,984	17,981	1.29
Komline Sanderson Engineering Corp.	(5) (9) (13)	L +	6.00%	10.67%	03/17/2026	2,689	2,659	2,407	0.17
MHE Intermediate Holdings, LLC	(5) (6) (7)	S +	6.25%	9.75%	07/21/2027	121	117	117	0.01
MHE Intermediate Holdings, LLC	(5) (7)	S +	6.50%	11.46%	07/21/2027	4,419	4,332	4,332	0.31
MHE Intermediate Holdings, LLC	(5) (6) (7)	S +	6.25%	9.50%	07/21/2027	28,391	27,937	27,550	1.97
MHE Intermediate Holdings, LLC	(5) (7)	S +	6.25%	9.50%	07/21/2027	3,711	3,650	3,601	0.26
MHE Intermediate Holdings, LLC	(5) (7) (13)	S +	6.00%	10.94%	07/21/2027	350	312	276	0.02
							88,999	85,464	6.12
Multi-Utilities
AWP Group Holdings, Inc.	(5) (6) (7)	L +	4.75%	9.38%	12/22/2027	1,021	1,010	991	0.07
AWP Group Holdings, Inc.	(5) (7)	L +	4.75%	9.41%	12/22/2027	131	130	127	0.01
AWP Group Holdings, Inc.	(5) (7) (13)	L +	4.75%	9.41%	12/22/2026	54	52	49	—
Ground Penetrating Radar Systems, LLC	(5) (6) (7)	S +	4.75%	9.39%	06/26/2026	10,306	10,166	10,045	0.72
Ground Penetrating Radar Systems, LLC	(5) (7) (13)	S +	4.75%	9.39%	06/26/2025	459	440	418	0.03
Vessco Midco Holdings, LLC	(5) (6) (7)	L +	4.50%	8.88%	11/02/2026	2,715	2,696	2,679	0.19
Vessco Midco Holdings, LLC	(5) (7)	L +	4.50%	8.88%	11/02/2026	1,769	1,757	1,746	0.12
Vessco Midco Holdings, LLC	(5) (7) (13)	P +	3.50%	11.00%	10/18/2026	179	176	173	0.01
							16,427	16,228	1.16

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Oil, Gas & Consumable Fuels
Energy Labs Holdings Corp.	(5) (7)	S +			5.25%		9.57%	04/07/2028	388	$382	$376	0.03%
Energy Labs Holdings Corp.	(5) (7) (13)	S +			5.25%		9.57%	04/07/2028	—	—	(2)	—
Energy Labs Holdings Corp.	(5) (7) (13)	S +			5.25%		9.57%	04/07/2028	18	17	16	—
										399	390	0.03
Pharmaceuticals
Caerus US 1, Inc.	(5) (8) (10)	S +			5.75%		9.83%	05/25/2029	11,121	10,903	10,903	0.78
Caerus US 1, Inc.	(5) (8) (10) (13)	S +			5.75%		9.83%	05/25/2029	—	(16)	(16)	—
Caerus US 1, Inc.	(5) (8) (10) (13)	S +			5.75%		9.83%	05/25/2029	293	270	270	0.02
										11,157	11,157	0.80

Professional Services
Abacus Data Holdings, Inc. (AbacusNext)	(5) (6) (7)	L +			6.25%		9.99%	03/10/2027	18,617	18,303	18,479	1.32
Abacus Data Holdings, Inc. (AbacusNext)	(5) (7)	L +			6.25%		9.99%	03/10/2027	1,950	1,935	1,936	0.14
Abacus Data Holdings, Inc. (AbacusNext)	(5) (7) (13)	L +			6.25%		9.99%	03/10/2027	700	677	690	0.05
Bridgepointe Technologies, LLC	(5) (7)	S +			6.50%		11.23%	12/31/2027	15,174	14,570	14,570	1.04
Bridgepointe Technologies, LLC	(5) (7) (13)	S +			6.50%		11.23%	12/31/2027	—	(403)	(403)	(0.03)
Bullhorn, Inc.	(5) (6) (7)	L +			5.75%		10.48%	09/30/2026	12,948	12,847	12,571	0.90
Bullhorn, Inc.	(5) (7)	L +			5.75%		10.48%	09/30/2026	2,723	2,712	2,643	0.19
Bullhorn, Inc.	(5) (7) (13)	L +			5.75%		10.48%	09/30/2026	273	267	256	0.02
Citrin Cooperman Advisors, LLC	(5) (8)	L +			5.00%		9.21%	10/01/2027	20,025	19,695	19,428	1.39
Citrin Cooperman Advisors, LLC	(5) (8)	L +			5.00%		9.21%	10/01/2027	8,582	8,437	8,326	0.60
KWOR Acquisition, Inc.	(5) (8)	L +			5.25%		9.63%	12/22/2028	5,376	5,280	5,096	0.36
KWOR Acquisition, Inc.	(5) (8) (13)	L +			5.25%		9.63%	12/22/2028	—	(44)	(248)	(0.02)
KWOR Acquisition, Inc.	(5) (8) (13)	P +			4.25%		11.75%	12/22/2027	—	(1)	(6)	—
Project Boost Purchaser, LLC	(5) (8)	S +			5.25%		9.65%	05/02/2029	5,414	5,364	5,362	0.38
Project Boost Purchaser, LLC	(5) (8) (13)	S +			5.25%		9.65%	05/02/2029	85	79	74	0.01
Project Boost Purchaser, LLC	(5) (8) (13)	S +			5.25%		9.65%	05/02/2028	—	(4)	(4)	—
										89,714	88,770	6.35
Real Estate Management & Development
Associations, Inc.	(5) (6) (7)	S +	6.50	% (incl.	2.50	% PIK)	10.36%	07/02/2027	30,525	30,293	29,139	2.09
Associations, Inc.	(5) (7) (13)	S +	6.50	% (incl.	2.50	% PIK)	10.36%	07/02/2027	546	481	218	0.02
Associations, Inc.	(5) (7) (13)	S +	6.50	% (incl.	2.50	% PIK)	10.36%	07/02/2027	—	(14)	(84)	(0.01)
MRI Software, LLC	(5) (6) (7)	L +			5.50%		10.23%	02/10/2026	59,485	59,075	58,278	4.17
MRI Software, LLC	(5) (7) (13)	L +			5.50%		10.23%	02/10/2026	—	(12)	(45)	—
Pritchard Industries, LLC	(5) (8)	L +			5.50%		10.54%	10/13/2027	25,532	25,108	24,112	1.73

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Pritchard Industries, LLC	(5) (8) (13)	L +	5.50%	10.54%	10/13/2027	5,413	$5,315	$5,074	0.36%
Zarya Intermediate, LLC	(5) (7) (10)	S +	6.50%	10.90%	07/01/2027	35,408	35,408	35,344	2.53
Zarya Intermediate, LLC	(5) (7) (10) (13)	S +	6.50%	10.90%	07/01/2027	—	—	(7)	—
							155,654	152,029	10.88
Software
Alert Media, Inc.	(5) (6) (7)	S +	5.00%	9.26%	04/12/2027	14,000	13,842	13,534	0.97
Alert Media, Inc.	(5) (7) (13)	S +	5.00%	9.26%	04/10/2026	—	(17)	(58)	—
Anaplan, Inc.	(5) (8)	S +	6.50%	10.82%	06/21/2029	24,000	23,546	23,578	1.69
Appfire Technologies, LLC	(5) (7)	S +	5.50%	9.92%	03/09/2027	14,617	14,549	14,063	1.01
Appfire Technologies, LLC	(5) (7) (13)	S +	5.50%	9.92%	03/09/2027	3,696	3,653	3,491	0.25
Appfire Technologies, LLC	(5) (7) (13)	S +	5.50%	9.92%	03/09/2027	10	7	3	—
Bottomline Technologies, Inc.	(5) (8)	S +	5.50%	9.83%	05/14/2029	3,192	3,133	3,070	0.22
Bottomline Technologies, Inc.	(5) (8) (13)	S +	5.50%	9.83%	05/15/2028	—	(5)	(10)	—
CLEO Communications Holding, LLC	(5) (6) (7)	L +	6.50%	10.74%	06/09/2027	39,998	39,685	38,574	2.76
CLEO Communications Holding, LLC	(5) (7) (13)	L +	6.50%	10.74%	06/09/2027	—	(92)	(445)	(0.03)
Diligent Corporation	(5) (6) (7)	L +	5.75%	10.13%	08/04/2025	27,510	27,337	26,905	1.93
Diligent Corporation	(5) (6) (7)	L +	5.75%	10.13%	08/04/2025	2,201	2,187	2,152	0.15
Diligent Corporation	(5) (7) (13)	L +	6.25%	10.63%	08/04/2025	1,350	1,323	1,251	0.09
GS AcquisitionCo, Inc.	(5) (6) (7)	L +	5.75%	9.91%	05/22/2026	75,927	75,432	74,120	5.30
GS AcquisitionCo, Inc.	(5) (7)	L +	5.75%	9.91%	05/22/2026	—	—	—	—
GS AcquisitionCo, Inc.	(5) (7) (13)	L +	5.75%	9.91%	05/22/2026	—	(19)	(58)	—
Gurobi Optimization, LLC	(5) (6) (7)	L +	5.00%	9.38%	12/19/2023	13,091	13,048	13,091	0.94
Gurobi Optimization, LLC	(5) (7) (13)	L +	5.00%	9.38%	12/19/2023	—	(5)	—	—
Kaseya, Inc.	(5) (8)	S +	5.75%	10.33%	06/25/2029	14,099	13,899	13,484	0.97
Kaseya, Inc.	(5) (8) (13)	S +	5.75%	10.33%	06/25/2029	—	(6)	(37)	—
Kaseya, Inc.	(5) (8) (13)	S +	5.75%	10.33%	06/25/2029	—	(12)	(37)	—
LegitScript	(5) (8)	S +	5.25%	8.23%	06/24/2029	28,108	27,580	27,580	1.97
LegitScript	(5) (8) (13)	S +	5.25%	9.57%	06/24/2029	—	(68)	(68)	—
LegitScript	(5) (8) (13)	S +	5.25%	9.57%	06/24/2028	250	174	174	0.01
Montana Buyer, Inc.	(5) (8)	S +	5.75%	8.70%	07/22/2029	4,131	4,051	3,991	0.29
Montana Buyer, Inc.	(5) (8) (13)	S +	5.75%	8.70%	07/22/2028	—	(9)	(16)	—
Netwrix Corporation And Concept Searching, Inc.	(5) (8)	S +	5.00%	9.70%	06/11/2029	4,605	4,562	4,358	0.31
Netwrix Corporation And Concept Searching, Inc.	(5) (8) (13)	S +	5.00%	9.70%	06/11/2029	812	798	680	0.05
Netwrix Corporation And Concept Searching, Inc.	(5) (8) (13)	S +	5.00%	9.70%	06/11/2029	—	(4)	(23)	—
Oak Purchaser, Inc.	(5) (8)	S +	5.50%	9.48%	04/28/2028	2,792	2,766	2,752	0.20
Oak Purchaser, Inc.	(5) (8) (13)	S +	5.50%	9.48%	04/28/2028	625	609	599	0.04

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
Oak Purchaser, Inc.	(5) (8) (13)	S +			5.50%		9.48%	04/28/2028	—	$(3)	$(5)	—%
Pound Bidco, Inc.	(5) (6) (7) (10)	L +			6.50%		10.67%	01/30/2026	9,012	8,888	8,970	0.64
Pound Bidco, Inc.	(5) (6) (7) (10) (13)	L +			6.50%		10.67%	01/30/2026	—	(14)	(5)	—
Project Leopard Holdings, Inc.	(9) (10)	S +			5.25%		9.80%	07/20/2029	6,280	5,862	5,696	0.41
Revalize, Inc.	(5) (7)	S +			5.75%		10.48%	04/15/2027	19,652	19,543	18,737	1.34
Revalize, Inc.	(5) (7) (13)	S +			5.75%		10.48%	04/15/2027	—	(1)	(3)	—
Riskonnect Parent, LLC	(5) (8)	S +			5.50%		10.08%	12/07/2028	444	436	427	0.03
Riskonnect Parent, LLC	(5) (8) (13)	S +			5.50%		10.08%	12/07/2028	80	73	55	—
Securonix, Inc.	(5) (8)	S +			6.50%		10.10%	04/05/2028	21,010	20,678	20,249	1.45
Securonix, Inc.	(5) (8) (13)	S +			6.50%		10.10%	04/05/2028	—	(58)	(137)	(0.01)
Skykick, Inc.	(5) (7)	L +			7.25%		11.00%	09/01/2027	6,300	6,171	6,142	0.44
Skykick, Inc.	(5) (7) (13)	L +			7.25%		11.00%	09/01/2027	1,470	1,427	1,404	0.10
Trunk Acquisition, Inc.	(5) (7)	L +			5.50%		10.23%	02/19/2027	9,051	8,976	8,638	0.62
Trunk Acquisition, Inc.	(5) (7) (13)	L +			5.50%		10.23%	02/19/2026	—	(6)	(39)	—
User Zoom Technologies, Inc.	(5) (8)	S +			5.75%		9.35%	04/05/2029	38,689	37,967	37,965	2.72
										381,883	374,792	26.82
Total First Lien Debt										2,753,620	2,694,111	192.81%
Second Lien Debt
Air Freight & Logistics
Omni Intermediate Holdings, LLC	(5) (7)	S +			9.00%		13.69%	12/30/2027	4,500	4,374	4,319	0.31
Automobile Components
PAI Holdco, Inc.	(5) (7)	L +	7.50	% (incl.	2.00	% PIK)	11.92%	10/28/2028	26,033	25,444	23,787	1.70
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC	(5) (9)	L +			7.00%		11.73%	03/02/2029	17,000	16,939	16,463	1.18
Infinite Bidco, LLC	(5) (9) (13)	L +			7.00%		11.73%	03/02/2029	—	—	(269)	(0.02)
										16,939	16,194	1.16
Energy Equipment & Services
QBS Parent, Inc.	(5)	L +			8.50%		12.88%	09/21/2026	15,000	14,809	13,569	0.97
Health Care Providers & Services
Heartland Veterinary Partners, LLC	(5) (7)	S +			8.00%		12.81%	12/10/2027	3,960	3,892	3,624	0.26
Heartland Veterinary Partners, LLC	(5) (7) (13)	S +			8.00%		12.81%	12/10/2027	1,452	1,426	1,322	0.09
										5,318	4,946	0.35
Industrial Conglomerates
Aptean, Inc.	(8)	S +			7.00%		11.74%	04/23/2027	5,950	5,950	5,459	0.39

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

							Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)		Maturity Date	Shares	Cost(4)	Fair Value	Net Assets
IT Services
Help/Systems Holdings, Inc.	(5) (8)	S +	6.75%	10.94%		11/19/2027	17,500	$17,500	$16,189	1.16%
Idera, Inc.	(5) (8)	L +	6.75%	10.50%		03/02/2029	3,887	3,863	3,642	0.26
Red Dawn SEI Buyer, Inc.	(5) (7)	L +	8.50%	12.67%		11/20/2026	19,000	18,653	17,904	1.28
								40,016	37,735	2.70
Software
Flexera Software, LLC	(5) (7)	L +	7.00%	11.39%		03/03/2029	13,500	13,277	12,584	0.90
Matrix Parent, Inc.	(5) (8)	S +	8.00%	12.55%		03/01/2030	10,667	10,493	9,757	0.70
								23,770	22,341	1.60
Total Second Lien Debt								136,620	128,350	9.19%
Other Securities
Unsecured Debt
Familia Intermediate Holdings I Corp. (Teasdale Latin Foods)	(5) (11)			16.25	% PIK	06/18/2026	1,500	1,500	372	0.03

Fetch Insurance Services, LLC (Fetch)	(5)			12.75	% (incl.	10/31/2027	1,881	1,826	1,826	0.13
				3.75	% PIK)
Total Unsecured Debt								$3,326	$2,198	0.16%

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

				Acquisition	Par Amount/			Percentage of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Date	Shares	Cost(4)	Fair Value	Net Assets
Preferred Equity
Diligent Corporation	(5) (12)		10.50%	04/05/2021	5,000	$5,693	$5,766	0.41%
Fortis Solutions Group, LLC	(5) (12)		12.25%	06/24/2022	1,000,000	1,041	1,024	0.07
Integrity Marketing Acquisition, LLC	(5) (12)		10.50%	12/21/2021	3,250,000	3,555	3,165	0.23
Knockout Intermediate Holdings I, Inc.	(5) (12)		11.75%	06/25/2022	2,790	2,895	2,787	0.20
Revalize, Inc.	(5) (7) (12)	S +	10.00%	12/14/2021	2,255	2,391	2,281	0.16
RSK Holdings, Inc. (Riskonnect)	(5) (8) (12)	S +	10.50%	07/07/2022	1,012,200	1,019	1,053	0.08
Skykick, Inc.	(5) (12)			08/31/2021	134,101	1,275	963	0.07
Total Preferred Equity						17,869	17,039	1.22
Common Equity
Abacus Data Holdings, Inc. (AbacusNext)	(5) (12)			03/09/2021	29,441	2,944	2,193	0.16
Amerilife Holdings, LLC	(5) (12)			09/01/2022	873	24	24	0.00
BP Purchaser, LLC	(5) (12)			12/10/2021	1,233,333	1,233	1,468	0.11
CSC Thrive Holdings, LP (Thrive Networks)	(5) (12)			03/01/2021	160,016	411	640	0.05
Encore Holdings, LLC	(5) (12)			11/23/2021	2,391	275	449	0.03
Frisbee Holding, LP (Fetch)	(5) (12)			10/31/2022	21,744	277	277	0.02
GSM Equity Investors, LP (GSM Outdoors)	(5) (12)			11/16/2020	4,500	450	916	0.07
Help HP SCF Investor, LP (Help/Systems)	(10) (12)			05/12/2021		12,460	14,732	1.05
LUV Car Wash Holdings, LLC	(5) (12)			04/06/2022	116	116	116	0.01
mPulse Mobile, Inc.	(5) (12)			12/17/2021	165,761	1,220	1,281	0.09
PCX Holding Corp.	(5) (12)			04/22/2021	6,538	654	747	0.05
Pet Holdings, Inc. (Brightpet)	(5) (12)			10/06/2020	13,846	1,385	1,028	0.07
Pritchard Industries, Inc.	(5) (12)			10/13/2021	1,700,000	1,700	2,210	0.16
Procure Acquiom Financial, LLC (Procure Analytics)	(5) (12)			12/20/2021	1,000,000	1,000	1,380	0.10
Recovery Point Systems, Inc.	(5) (12)			03/05/2021	1,000,000	1,000	760	0.05
Shelby Co-invest, LP (Spectrum Automotive)	(5) (12)			06/29/2021	8,500	850	1,194	0.09
Surewerx Topco, LP	(5) (10) (12)			12/28/2022	512	512	512	0.04
Suveto Co-Invest, LP	(5) (10) (12)			11/19/2021	17,000	1,700	1,963	0.14
Total Common Equity						28,211	31,890	2.28
Total Other Securities						$49,406	$51,127	3.66%
Total Portfolio Investments						$2,939,646	$2,873,588	205.65%
(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. Under the 1940 Act, the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2022 the Company does not “control” any of these portfolio companies. Under the 1940 Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2022, the Company is not an “affiliated person” of any of its portfolio companies.

(2)	Unless otherwise indicated, the Company’s investments are pledged as collateral supporting the amounts outstanding under the Truist Credit Facility. See Note 6 “Debt”.
(3)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either E, L or S or an alternate base rate (commonly based on F or P), each of which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. For investments with multiple reference rates or alternate base rates, the

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

interest rate shown is the weighted average interest rate in effect at December 31, 2022. As of December 31, 2022, the reference rates for our LIBOR-based loans were the 3-month E at 2.13%, the 1-month L at 4.39%, the 3-month L at 4.77%, the 6-month L at 5.14%; the reference rates for our SOFR-based loans were the 1-month S at 4.36%, the 3-month S at 4.59%, the 6-month S at 4.78%; and the reference rate for our Prime rate-based loans were at 7.50%.

(4)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(5)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Company’s Valuation Designee, under the supervision of the Board of Directors (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(6)	Assets or a portion thereof are pledged as collateral for the BNP Funding Facility (as defined below). See Note 6 “Debt”.
(7)	Loan includes interest rate floor of 1.00%.
(8)	Loan includes interest rate floor of 0.75%.
(9)	Loan includes interest rate floor of 0.50%.
(10)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, non-qualifying assets represented 7.10% of total assets as calculated in accordance with regulatory requirements.

(11)	Investment was on non-accrual status as of December 31, 2022.
(12)

Securities exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted securities”. As of December 31, 2022, the aggregate fair value of these securities is $48,929 or 3.50% of the Company’s net assets. The initial acquisition dates have been included for such securities.

(13)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may earn unused commitment fees. Negative cost and fair value, if any, results from unamortized fees, which are capitalized to the cost of the investment. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments as of December 31, 2022:

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
365 Retail Markets, LLC	0.50%	Revolver	12/23/2026	$1,200	$(27)
48Forty Solutions LLC	0.50%	Revolver	11/30/2026	2,715	(139)
ABB Concise Optical Group, LLC	0.50%	Revolver	02/23/2028	94	(4)
ARI Network Services, Inc.	0.50%	Revolver	02/28/2025	2,121	(60)
AWP Group Holdings, Inc.	0.50%	Revolver	12/22/2026	104	(3)
Abacus Data Holdings, Inc. (AbacusNext)	0.50%	Revolver	03/10/2027	700	(5)
Abracon Group Holdings, LLC	1.00%	Delayed Draw Term Loan	07/06/2024	1,003	(52)
Abracon Group Holdings, LLC	0.50%	Revolver	07/06/2028	401	(21)
Advarra Holdings, Inc.	1.00%	Delayed Draw Term Loan	08/26/2024	41	(2)
Alert Media, Inc.	0.50%	Revolver	04/10/2026	1,750	(58)
Amerilife Holdings, LLC	1.00%	Delayed Draw Term Loan	08/31/2024	292	(5)
Amerilife Holdings, LLC	0.50%	Revolver	08/31/2028	437	(8)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Answer Acquisition, LLC	0.50%	Revolver	12/30/2026	$833	$(35)
Appfire Technologies, LLC	0.50%	Delayed Draw Term Loan	06/13/2024	1,674	(63)
Appfire Technologies, LLC	0.50%	Revolver	03/09/2027	157	(6)
Applitools, Inc.	0.50%	Revolver	05/25/2028	433	(7)
Assembly Intermediate, LLC	1.00%	Delayed Draw Term Loan	10/19/2023	2,281	(88)
Assembly Intermediate, LLC	0.50%	Revolver	10/19/2027	1,244	(48)
Associations, Inc.	1.00%	Delayed Draw Term Loan	06/10/2024	6,694	(304)
Associations, Inc.	0.50%	Revolver	07/02/2027	1,860	(84)
Atlas Us Finco, Inc.	0.50%	Revolver	12/09/2028	186	(6)
Avalara, Inc.	0.50%	Revolver	10/19/2028	1,071	(26)
Bottomline Technologies, Inc.	0.50%	Revolver	05/15/2028	267	(10)
Bridgepointe Technologies, LLC	0.50%	Delayed Draw Term Loan	09/23/2024	10,116	(403)
Bullhorn, Inc.	0.50%	Revolver	09/30/2026	320	(10)
CLEO Communications Holding, LLC	0.50%	Revolver	06/09/2027	12,502	(445)
Caerus US 1, Inc.	—%	Delayed Draw Term Loan	10/31/2024	1,608	(16)
Caerus US 1, Inc.	0.50%	Revolver	05/25/2029	878	(17)
Cerity Partners, LLC	1.00%	Delayed Draw Term Loan	12/30/2023	12,699	(381)
DCA Investment Holdings, LLC	1.00%	Delayed Draw Term Loan	03/02/2023	1,026	(15)
Diligent Corporation	0.50%	Revolver	08/04/2025	3,150	(69)
Donuts, Inc.	0.25%	Delayed Draw Term Loan	08/14/2023	3,166	(80)
Dwyer Instruments, Inc.	1.00%	Delayed Draw Term Loan	07/01/2024	2,028	(92)
Dwyer Instruments, Inc.	0.50%	Revolver	07/21/2027	855	(39)
Encore Holdings, LLC	0.75%	Delayed Draw Term Loan	11/23/2024	1,469	(35)
Encore Holdings, LLC	0.50%	Revolver	11/23/2027	539	(13)
Energy Labs Holdings Corp.	1.00%	Delayed Draw Term Loan	04/13/2023	47	(1)
Energy Labs Holdings Corp.	0.50%	Revolver	04/07/2028	45	(1)
Excelitas Technologies Corp.	0.50%	Delayed Draw Term Loan	08/11/2024	262	(13)
Excelitas Technologies Corp.	0.50%	Revolver	08/14/2028	57	(3)
FLS Holding, Inc.	0.50%	Revolver	12/17/2027	1,802	(29)
FMG Suite Holdings, LLC	0.50%	Revolver	10/30/2026	2,074	(44)
Fortis Solutions Group, LLC	0.50%	Delayed Draw Term Loan	10/15/2023	76	(2)
Fortis Solutions Group, LLC	0.50%	Delayed Draw Term Loan	06/24/2024	1,000	(33)
Fortis Solutions Group, LLC	0.50%	Revolver	10/15/2027	2,339	(76)
Foundation Risk Partners Corp.	0.38%	Revolver	10/29/2027	2,689	(47)
GS AcquisitionCo, Inc.	0.50%	Revolver	05/22/2026	2,420	(58)
GSM Acquisition Corp.	0.50%	Revolver	11/16/2026	4,280	(62)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Galway Borrower, LLC	0.50%	Delayed Draw Term Loan	09/30/2023	$298	$(12)
Galway Borrower, LLC	0.50%	Revolver	09/30/2027	2,053	(88)
Gateway US Holdings, Inc.	1.00%	Delayed Draw Term Loan	03/09/2024	6	—
Gateway US Holdings, Inc.	0.50%	Revolver	09/22/2026	14	—
Govbrands Intermediate, Inc.	1.00%	Delayed Draw Term Loan	08/04/2023	4,185	(191)
Govbrands Intermediate, Inc.	0.50%	Revolver	08/04/2027	424	(19)
GraphPad Software, LLC	0.50%	Revolver	04/27/2027	1,750	(58)
Ground Penetrating Radar Systems, LLC	0.50%	Revolver	06/26/2025	1,181	(30)
Gurobi Optimization, LLC	0.50%	Revolver	12/19/2023	1,607	—
Heartland Home Services, Inc.	0.75%	Delayed Draw Term Loan	08/10/2023	612	(18)
Heartland Veterinary Partners, LLC	1.00%	Delayed Draw Term Loan	11/17/2023	1,255	(36)
Heartland Veterinary Partners, LLC	0.50%	Revolver	12/10/2026	375	(11)
High Street Buyer, Inc.	0.50%	Revolver	04/16/2027	2,136	(62)
KPSKY Acquisition, Inc.	1.00%	Delayed Draw Term Loan	06/17/2024	3,413	(154)
KWOR Acquisition, Inc.	1.00%	Delayed Draw Term Loan	06/22/2024	4,777	(248)
KWOR Acquisition, Inc.	0.50%	Revolver	12/22/2027	122	(6)
Kaseya, Inc.	0.50%	Delayed Draw Term Loan	06/22/2024	856	(37)
Kaseya, Inc.	0.50%	Revolver	06/25/2029	856	(37)
Komline Sanderson Engineering Corp.	0.50%	Delayed Draw Term Loan	05/27/2024	8,529	(507)
Komline Sanderson Engineering Corp.	0.50%	Revolver	03/17/2026	2,057	(122)
LUV Car Wash Group, LLC	1.00%	Delayed Draw Term Loan	03/14/2024	257	(5)
LegitScript	1.00%	Delayed Draw Term Loan	06/24/2024	7,654	(68)
LegitScript	0.50%	Revolver	06/24/2028	3,917	(72)
Lightspeed Buyer, Inc.	1.00%	Delayed Draw Term Loan	02/28/2023	4,050	(118)
Lightspeed Solution, LLC	0.50%	Delayed Draw Term Loan	03/01/2024	2,439	(89)
MHE Intermediate Holdings, LLC	0.50%	Revolver	07/21/2027	2,150	(64)
MRI Software, LLC	0.50%	Revolver	02/10/2026	2,215	(45)
Magnolia Wash Holdings	0.50%	Revolver	07/14/2028	71	(3)
Majesco	0.50%	Revolver	09/21/2026	1,575	(66)
Mammoth Holdings, LLC	0.50%	Revolver	10/16/2023	953	—
Mantech International CP	0.50%	Delayed Draw Term Loan	09/14/2024	87	(2)
Mantech International CP	0.50%	Revolver	09/14/2028	53	(1)
Montana Buyer, Inc.	0.50%	Revolver	07/22/2028	466	(16)
Netwrix Corporation And Concept Searching, Inc.	0.50%	Delayed Draw Term Loan	06/09/2024	1,652	(89)
Netwrix Corporation And Concept Searching, Inc.	0.50%	Revolver	06/11/2029	431	(23)
Oak Purchaser, Inc.	0.50%	Delayed Draw Term Loan	04/28/2024	1,236	(18)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Oak Purchaser, Inc.	0.50%	Revolver	04/28/2028	$372	$(5)
Oakbridge Insurance Agency, LLC	1.00%	Delayed Draw Term Loan	03/31/2024	399	(3)
Oakbridge Insurance Agency, LLC	0.50%	Revolver	12/31/2026	36	—
Omni Intermediate Holdings, LLC	1.00%	Delayed Draw Term Loan	06/24/2024	732	(31)
Omni Intermediate Holdings, LLC	1.00%	Delayed Draw Term Loan	06/24/2024	173	(7)
Omni Intermediate Holdings, LLC	0.50%	Revolver	12/30/2025	1,065	(45)
PCX Holding Corp.	0.50%	Revolver	04/22/2027	1,296	(42)
PDFTron Systems, Inc.	0.50%	Revolver	07/15/2026	3,850	(128)
Patriot Growth Insurance Services, LLC	0.50%	Revolver	10/16/2028	4,485	(207)
Peter C. Foy & Associates Insurance Services, LLC	1.00%	Delayed Draw Term Loan	12/14/2023	292	(14)
Peter C. Foy & Associates Insurance Services, LLC	0.50%	Revolver	11/01/2027	832	(40)
Pound Bidco, Inc.	0.50%	Revolver	01/30/2026	1,163	(5)
Pritchard Industries, LLC	1.00%	Delayed Draw Term Loan	10/13/2023	691	(38)
Procure Acquireco, Inc. (Procure Analytics)	1.00%	Delayed Draw Term Loan	12/20/2023	794	(35)
Procure Acquireco, Inc. (Procure Analytics)	0.50%	Revolver	12/20/2028	238	(11)
Project Boost Purchaser, LLC	1.00%	Delayed Draw Term Loan	05/02/2024	1,038	(10)
Project Boost Purchaser, LLC	0.50%	Revolver	05/02/2028	449	(4)
Promptcare Infusion Buyer, Inc.	1.00%	Delayed Draw Term Loan	09/01/2023	2,431	(85)
QW Holding Corporation	1.00%	Delayed Draw Term Loan	05/02/2024	394	(15)
QW Holding Corporation	0.50%	Revolver	08/31/2026	2,250	(84)
Randy's Holdings, Inc.	1.00%	Delayed Draw Term Loan	11/01/2024	2,248	(31)
Randy's Holdings, Inc.	0.50%	Revolver	10/31/2027	757	(22)
Radwell Parent, LLC	0.38%	Revolver	04/01/2028	2,442	(71)
Recovery Point Systems, Inc.	0.50%	Revolver	08/12/2026	4,000	(5)
Redwood Services Group, LLC	1.00%	Delayed Draw Term Loan	12/22/2023	729	(32)
Revalize, Inc.	0.50%	Revolver	04/15/2027	71	(3)
Riskonnect Parent, LLC	0.50%	Delayed Draw Term Loan	07/07/2024	558	(21)
RoadOne IntermodaLogistics	1.00%	Delayed Draw Term Loan	06/30/2024	426	(6)
RoadOne IntermodaLogistics	0.50%	Revolver	12/30/2028	255	(8)
Securonix, Inc.	0.50%	Revolver	04/05/2028	3,782	(137)
Sherlock Buyer Corp.	1.00%	Delayed Draw Term Loan	02/08/2023	3,215	(71)
Sherlock Buyer Corp.	0.50%	Revolver	12/08/2027	1,286	(28)
Skykick, Inc.	1.00%	Delayed Draw Term Loan	03/01/2023	1,155	(29)
Smarsh, Inc.	1.00%	Delayed Draw Term Loan	02/18/2024	536	(20)
Smarsh, Inc.	0.50%	Revolver	02/16/2029	268	(10)
MSM Acquisitions, Inc.	1.00%	Delayed Draw Term Loan	01/30/2023	23,439	(560)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
MSM Acquisitions, Inc.	0.50%	Revolver	12/09/2026	$2,112	$(51)
Spectrum Automotive Holdings Corp.	1.00%	Delayed Draw Term Loan	06/29/2023	1,917	(112)
Spectrum Automotive Holdings Corp.	0.50%	Revolver	06/29/2027	881	(51)
Spotless Brands, LLC	0.50%	Revolver	07/25/2028	145	(6)
Stepping Stones Healthcare Services, LLC	1.00%	Delayed Draw Term Loan	01/14/2024	737	(39)
Stepping Stones Healthcare Services, LLC	0.50%	Revolver	12/30/2026	175	(9)
Summit Buyer, LLC	1.00%	Delayed Draw Term Loan	06/23/2023	3,304	(146)
Summit Buyer, LLC	0.50%	Revolver	01/14/2026	2,420	(107)
Surewerx Purchaser III, Inc.	0.50%	Revolver	12/28/2028	1,681	(50)
Surewerx Purchaser III, Inc.	1.00%	Delayed Draw Term Loan	06/27/2024	3,601	(72)
Suveto	1.00%	Delayed Draw Term Loan	09/09/2023	5,081	(182)
Suveto	0.50%	Revolver	09/09/2027	486	(18)
Sweep Purchaser, LLC	1.00%	Delayed Draw Term Loan	05/05/2024	273	(15)
Sweep Purchaser, LLC	0.50%	Revolver	11/30/2026	1,153	(62)
Syntax Systems Ltd	1.00%	Delayed Draw Term Loan	10/29/2023	9,356	(510)
Syntax Systems Ltd	0.50%	Revolver	10/29/2026	1,247	(68)
Tamarack Intermediate, LLC	0.50%	Revolver	03/13/2028	808	(36)
Tank Holding Corp.	0.38%	Revolver	03/31/2028	667	(37)
Thrive Buyer, Inc. (Thrive Networks)	0.50%	Revolver	01/22/2027	1,717	(42)
Triple Lift, Inc.	0.25%	Revolver	05/08/2028	2,467	(127)
Trunk Acquisition, Inc.	0.50%	Revolver	02/19/2026	857	(39)
Two Six Labs, LLC	1.00%	Delayed Draw Term Loan	08/20/2023	2,134	(52)
Two Six Labs, LLC	0.50%	Revolver	08/20/2027	2,134	(52)
United Flow Technologies Intermediate Holdco II, LLC	1.00%	Delayed Draw Term Loan	10/29/2023	164	(5)
United Flow Technologies Intermediate Holdco II, LLC	1.00%	Delayed Draw Term Loan	10/29/2023	10,000	(303)
United Flow Technologies Intermediate Holdco II, LLC	0.50%	Revolver	10/29/2026	3,000	(91)
UpStack, Inc.	1.00%	Delayed Draw Term Loan	08/26/2023	1,050	(32)
UpStack, Inc.	0.50%	Revolver	08/20/2027	875	(26)
V Global Holdings, LLC	0.50%	Revolver	12/22/2025	672	(34)
VRC Companies, LLC	0.75%	Delayed Draw Term Loan	01/06/2024	6,059	(212)
VRC Companies, LLC	0.50%	Revolver	06/29/2027	1,653	(58)
Valcourt Holdings II, LLC	1.00%	Delayed Draw Term Loan	01/07/2023	1,121	(13)
Vardiman Black Holdings, LLC	1.25%	Delayed Draw Term Loan	03/18/2024	142	(8)
Vessco Midco Holdings, LLC	0.50%	Revolver	10/18/2026	268	(4)
World Insurance Associates, LLC	0.50%	Revolver	04/01/2026	444	(14)
Zarya Intermediate, LLC	0.50%	Revolver	07/01/2027	3,649	(7)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

Investments-non-controlled/non-affiliated	Unused Fee Rate	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
mPulse Mobile, Inc.	1.00%	Delayed Draw Term Loan	02/17/2023	$1,996	$(60)
mPulse Mobile, Inc.	0.50%	Revolver	12/17/2027	353	(11)
Total First Lien Debt Unfunded Commitments				$305,663	$(9,984)
Second Lien Debt
Heartland Veterinary Partners, LLC	0.50%	Delayed Draw Term Loan	11/17/2023	$88	$(7)
Infinite Bidco, LLC	1.00%	Delayed Draw Term Loan	03/14/2023	8,500	(269)
Total Second Lien Debt Unfunded Commitments				$8,588	$(276)
Total Unfunded Commitments				$314,251	$(10,260)

Morgan Stanley Direct Lending Fund

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2023

(In thousands, except shares and per share amounts)

(1)   Organization

Morgan Stanley Direct Lending Fund (the “Company”) is a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, the Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company is not a subsidiary of or consolidated with Morgan Stanley.

The Company was formed as a Delaware limited liability company on May 30, 2019 and, effective November 25, 2019, converted to a Delaware corporation. The Company commenced investment operations in January 2020. The Company has delegated the right to manage the assets of the Company to MS Capital Partners Adviser Inc., as the investment adviser to the Company (the “Adviser” or “Investment Adviser”). The Investment Adviser is an indirect, wholly owned subsidiary of Morgan Stanley.

The Company’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies backed by private equity sponsors.

The Company has conducted and from time to time may conduct private offerings of its common stock, par value $0.001 per share (the “Common Stock”), to investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). At the closing of any private offering, each investor makes a capital commitment (a “Capital Commitment”) to purchase shares of Common Stock pursuant to a subscription agreement entered into with the Company. Investors are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective Capital Commitments each time the Company delivers a notice to the investors. In accordance with the terms of the subscription agreements (the “Subscription Agreements”) entered into by investors in the Company, the Company’s Board of Directors (the “Board of Directors”) approved a one-year extension of the Investment Period (as defined in the Subscription Agreements) such that the Investment Period will expire on December 23, 2023.

The Company has formed wholly owned subsidiaries for the purpose of holding certain investments in portfolio companies made by the Company. As of September 30, 2023, the Company’s wholly owned subsidiaries were formed as Delaware limited liability companies and included: DLF CA SPV LLC (“CA SPV”), DLF SPV LLC (“DLF SPV”), DLF Financing SPV LLC (“Financing SPV”) and DLF Equity Holdings LLC (“Equity Holdings,” and collectively with CA SPV, DLF SPV and Financing SPV, the “subsidiaries”). The Company consolidates its wholly owned subsidiaries in these consolidated financial statements from the date of the respective subsidiary’s formation.

(2)   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

The interim consolidated financial statements have been prepared in accordance with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, certain disclosures accompanying the annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments and reclassifications, consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim period presented, have been included. The current period’s results of operations will not necessarily be indicative of results that the Company may ultimately achieve for the year ending December 31, 2023.

The Company reclassified certain industry groupings of its portfolio companies presented in the accompanying consolidated financial statements as of December 31, 2022 to align with the recently updated Global Industry Classification Standards (“GICS”), where applicable. These reclassifications had no impact on the Consolidated Statement of Assets and Liabilities as of December 31, 2022.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and expenses and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements.

Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company’s wholly owned subsidiaries in the consolidated financial statements. All intercompany balances and transactions have been eliminated in consolidation.

Cash

Cash is carried at cost, which approximates fair value. The Company deposits its cash with multiple financial institutions and, at times, may exceed the Federal Deposit Insurance Corporation insured limit.

Foreign Currency Translation

The functional currency of the Company is the U.S. Dollar. Investments denominated in foreign currencies are translated into U.S. Dollars based upon currency exchange rates effective on the last business day of the current reporting period. Net changes in fair value of investments due to foreign exchange rates fluctuation is recorded as change in unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. Investment and non-investment activities denominated in foreign currencies, including purchase and sales of investments, borrowings and repayments of debt, income and expenses, are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

Investments

Investment transactions are recorded on the trade date. Receivables/payables from investments sold/purchased on the Consolidated Statements of Assets and Liabilities consist of amounts receivable to or payable by the Company for transactions that have not settled at the reporting date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

The Board of Directors, with the assistance of the Company’s audit committee (the “Audit Committee”), determines the fair value of the Company’s investments in accordance with ASC Topic 820, Fair Value Measurements (“ASC 820”) issued by the FASB. The Board of Directors has delegated to the Investment Adviser as the Valuation Designee the responsibility of determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors. ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some investments, observable market transactions or market information might be available. For other investments, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same - to estimate the price when an orderly transaction to sell the investment would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant). Refer to Note 5 for the Company’s framework for determining fair value, fair value hierarchies, and the composition of the Company’s portfolio.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective investment using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt investment, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

PIK Income

The Company has debt investments in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in PIK income on the Consolidated Statements of Operations. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through PIK income. This non-cash source of income is included when determining what must be paid out to stockholders in the form of distributions in order for the Company to maintain its status as a RIC, even though the Company has not yet collected cash.

Dividend Income

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies. Dividend income is presented net of withholding tax, if any.

Other Income

The Company may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment and syndication fees as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized in income when earned or when the services are rendered and there is no uncertainty or contingency related to the amount to be received.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Organization and Offering Costs

Costs associated with the organization of the Company are expensed as incurred. These costs consist primarily of legal fees and other costs of organizing the Company. Costs associated with the offering of Common Stock are capitalized as “deferred offering costs” on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from the initial capital call, subject to the limitation described in Note 3 below. These costs consist primarily of legal fees and other costs incurred in connection with the Company’s continuous private offerings of its Common Stock.

Expenses

The Company is responsible for investment expenses, professional fees and other general and administrative expenses related to the Company’s operations. Such fees and expenses, including expenses incurred by the Adviser on behalf of the Company, is reimbursed by the Company.

The Company pays the Investment Adviser a base management fee and an incentive fee under the Investment Advisory Agreement between the Company and the Investment Adviser (the “Investment Advisory Agreement”) as described in Note 3 below. The fees are recorded on the Consolidated Statements of Operations.

Deferred Financing Costs and Debt Issuance Costs

The Company records upfront fees, legal and other direct costs incurred in connection with the Company’s issuance of revolving debt facilities (the “Deferred Financing Costs”). These costs are deferred and amortized over the life of the related revolving credit facilities using the straight-line method. Deferred Financing Costs related to revolving credit facilities are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities. The amortization of such Deferred Financing Costs are presented on the Consolidated Statements of Operations as interest expense and other financing expenses.

The Company records costs related to the issuance of term debt obligations (the “Debt Issuance Costs”) on the consolidated financial statements. The costs, including upfront fees, legal and other direct costs incurred in connection with the issuance are deferred and amortized over the life of the related term obligation using the straight-line method. The amortization of Debt Issuance Costs are presented on the Consolidated Statements of Operations as interest expense and other financing expenses. Any unamortized Debt Issuance Costs are presented as a reduction to the outstanding term debt principal amount on the Consolidated Statements of Assets and Liabilities.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate U.S. federal income taxes on any ordinary income or capital gains that it distributes, at least annually, to its stockholders as distributions.

In order to continue to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (the “ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a distribution declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company currently intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

For the three and nine months ended September 30, 2023 and for the three and nine months ended September 30, 2022, the Company did not accrue any U.S. federal excise tax.

New Accounting Standards

The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued by the FASB. The Company has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its consolidated financial statements.

(3)   Related Party Transactions

Investment Advisory Agreement

On November 25, 2019, the Company entered into the Investment Advisory Agreement. The Investment Advisory Agreement had an initial term of two years and continues thereafter from year to year if approved annually by the Board of Directors or the Company’s stockholders, including, in each case, a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The renewal of the Investment Advisory Agreement was most recently approved in August 2023.

The Company pays the Investment Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee (the “Base Management Fee”) and an incentive fee. The cost of both the Base Management Fee and the incentive fee are ultimately be borne by the stockholders.

Base Management Fee

The Base Management Fee is calculated at an annual rate of 1.0% of the Company’s average gross assets at the end of the two most recently completed calendar quarters, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. Prior to a listing of the Common Stock on a national securities exchange, the Adviser has agreed to irrevocably waive the portion of the Base Management Fee in excess of 0.25% of the Company’s average gross assets calculated in accordance with the Investment Advisory Agreement. Any Base Management Fees so waived are not subject to recoupment by the Investment Adviser. The Base Management Fee is payable quarterly in arrears, and no management fee is charged on committed but undrawn Capital Commitments.

For the three and nine months ended September 30, 2023, Base Management Fees were $1,938, and $5,625 net of waiver, respectively. For the three and nine months ended September 30, 2022, Base Management Fees were $1,716, and $4,896 net of waiver, respectively. As of September 30, 2023 and December 31, 2022, $1,938 and $1,783 were payable to the Investment Adviser relating to Base Management Fees.

Incentive Fee

The incentive fee consists of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component is based on income and the other component is based on capital gains.

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Administration Agreement (as defined below), any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Investment Adviser is not obligated to return any incentive fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pursuant to the Investment Advisory Agreement, the Company pays its Adviser an income based incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

●	No income based incentive fee if the Company’s pre-incentive fee net investment income, expressed as a return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, does not exceed the hurdle rate of 1.5% (6.0% annualized);
●	100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.8182% (7.2728% annualized). This portion of the pre-incentive fee net investment income (which exceeds the Hurdle Rate but is less than 1.8182%) is referred to as the “catch-up”. This “catch-up” portion is meant to provide the Adviser with approximately 17.5% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if the “catch up” is achieved; and
●	17.5% of the Company’s pre-incentive fee net investment income, if any, that exceeds the rate of return of 1.8182% (7.2728% annualized).

The second part of the incentive fee is determined on realized capital gains calculated and payable in arrears in cash as of the end of each calendar year or upon the termination of the Investment Advisory Agreement in an amount equal to 17.5% of the realized capital gains, if any, on a cumulative basis from the date of the Company’s election to be regulated as a BDC through the end of a given calendar year or upon the termination of the Investment Advisory Agreement, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees (the “Cumulative Capital Gains”).

Under U.S. GAAP, the Company is required to accrue an incentive fee on capital gains, including unrealized capital appreciation even though such unrealized capital appreciation is not included in calculating the incentive fee payable under the Investment Advisory Agreement. If such amount is positive at the end of a period, then the Company records an incentive fee on capital gain incentive fee equal to 17.5% of such amount, less the aggregate amount of any previously paid capital gain incentive fees. If such amount is negative, no accrual is recorded for such period.

For the three and nine months ended September 30, 2023, $10,727 and $30,246 respectively, of income based incentive fees were accrued to the Investment Adviser. For the three and nine months ended September 30, 2022, $7,173 and $18,517 respectively, of income based incentive fees were accrued to the Investment Adviser.

For the three and nine months ended September 30, 2023, the Investment Adviser did not accrue any capital gains incentive fees. For the three and nine months ended September 30, 2022, there was $0 and a reversal of $2,441 of previously accrued capital gains incentive fees as there was net unrealized depreciation on investments during the period. The Investment Advisory Agreement does not permit unrealized capital appreciation for purposes of calculating the amount payable to the Investment Adviser. Amounts due related to unrealized capital appreciation, if any, will not be paid to the Investment Adviser until realized under the terms of the Investment Advisory Agreement and determined based on the calculation. Incentive fees on Cumulative Capital Gains crystallize at calendar year-end.

As of September 30, 2023, $10,727 and $0 were payable to the Investment Adviser relating to income-based incentive fees and capital gains incentive fees payable. As of December 31, 2022, $8,118 and $0 were payable to the Investment Adviser relating to income-based incentive fees and capital gains incentive fees, respectively.

Administration Agreement

MS Private Credit Administrative Services LLC (the “Administrator”) is the administrator of the Company pursuant to an administration agreement (the “Administration Agreement”). The Administrator is an indirect, wholly owned subsidiary of Morgan Stanley. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements from the Company for its costs and expenses and the Company’s allocable portion of overhead costs incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to its Chief Financial Officer and Chief Compliance Officer. Reimbursement under the Administration Agreement occurs quarterly in arrears. The Administration Agreement had an initial term of two years and continues thereafter from year to year if approved annually by the Board of Directors, which most recently approved the renewal of the Administration Agreement in August 2023.

For the three and nine months ended September 30, 2023, the Company incurred $27 and $141, respectively, in expenses under the Administration Agreement, which were recorded in administrative service fees on the Consolidated Statements of Operations. For the three and nine months ended September 30, 2022, the Company incurred $54 and $124, respectively, in expenses under the Administration Agreement, which were recorded in administrative service fees on the Consolidated Statements of Operations.

Amounts unpaid and included in payable to affiliates on the Consolidated Statements of Assets and Liabilities as of September 30, 2023 and December 31, 2022 were $188 and $110, respectively.

Expense Support and Waiver Agreement

On December 31, 2019, the Company entered into an expense support and waiver agreement (the “Expense Support and Waiver Agreement”) with the Investment Adviser. Under the terms of the Expense Support and Waiver Agreement, the Investment Adviser agreed to waive any reimbursement by the Company of offering and organizational expenses incurred by the Investment Adviser on behalf of the Company in excess of $1,000 or 0.10% of the aggregate Capital Commitments of the Company, whichever is greater. If actual organization and offering costs incurred exceeded the greater of $1,000 or 0.10% of the Company’s total Capital Commitments, the Investment Adviser or its affiliate would bear the excess costs.

For the three and nine months ended September 30, 2023, the Company did not incur any organization costs, offering costs or expense support. For the three and nine months ended September 30, 2022, the Company did not incur any organization costs. For the three and nine months ended September 30, 2022, the Investment Adviser recaptured $0 and $39 of previously waived amounts from the Company. As of September 30, 2023 and December 31, 2022, the Company had reimbursed the Investment Adviser all organization and offering costs incurred and there were no organization and offering costs payable on the Consolidated Statements of Assets and Liabilities.

License Agreement

The Company entered into the license agreement (the “License Agreement”) with Morgan Stanley under which Morgan Stanley Investment Management, Inc. has granted the Company a non-exclusive, royalty-free license to use the name “Morgan Stanley” for specified purposes in the Company’s business. Under the License Agreement, the Company has a right to use the “Morgan Stanley” name, subject to certain conditions, for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Morgan Stanley” name.

Placement Agent Agreement

On August 30, 2019, the Company entered into a placement agent agreement (the “Placement Agent Agreement”) with Morgan Stanley Distribution Inc. (the “Paying Agent”), Morgan Stanley Smith Barney LLC (the “Placement Agent”) and the Investment Adviser. Under the terms of the Placement Agent Agreement, the Placement Agent and certain of its affiliates assist in the placement of Common Stock in the Company’s private offerings. The Company is not liable for any payments to the Placement Agent pursuant to the Placement Agent Agreement. Payments are made by the Investment Adviser to the Placement Agent. To the extent the Paying Agent receives any payments it remits the payment to the Placement Agent. The Placement Agent Agreement will terminate upon a completion of an Initial Public Offering.

Indemnification Agreements

The Company has entered into indemnification agreements with its directors and officers. The indemnification agreements are intended to provide the directors and officers the maximum indemnification permitted under Delaware law and the 1940 Act and are generally consistent with the indemnification provisions of the Company’s certificate of incorporation and bylaws. Each indemnification agreement provides that the Company will indemnify the director or officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

MS Credit Partners Holdings, Inc. Investment

MS Credit Partners Holdings, Inc., or MS Credit Partners Holdings, a wholly owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, made an aggregate capital commitment of $200,000 to the Company pursuant to a subscription agreement entered into in December 2019, which had been fully funded as of October 4, 2023. As of September 30, 2023 and December 31, 2022, MS Credit Partners Holdings held approximately 11.7% and 11.9% of the Company’s outstanding shares of Common Stock, respectively. Morgan Stanley has no further capital, liquidity or other financial obligation to the Company beyond this equity investment.

Morgan Stanley & Co. Related Transactions

Morgan Stanley & Co. LLC, a wholly owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, served as an initial purchaser in connection with the private placement of the Company’s 2027 Notes (as defined below in Note 6) and received fees of $213 at closing, under the purchase agreement entered into by the Company in connection with such private placement.

Morgan Stanley & Co. LLC served as a co-agent in connection with the private placement of the Company’s 2025 Notes (as defined below in Note 6) and received fees of $138 at closing.

These fees are deferred and amortized over the life of the related term obligation using the straight-line method. Any unamortized amounts are presented as a reduction to the outstanding term debt principal amount on the Consolidated Statements of Assets and Liabilities.

(4)   Investments

The composition of the Company’s investment portfolio at cost and fair value was as follows:

	September 30, 2023			December 31, 2022
			% of Total			% of Total
			Investments at			Investments at
	Cost	Fair Value	Fair Value	Cost	Fair Value	Fair Value
First Lien Debt	$2,960,107	$2,933,870	93.9%	$2,753,620	$2,694,111	93.8%
Second Lien Debt	145,809	134,712	4.3	136,620	128,350	4.5
Other Securities	52,685	54,868	1.8	49,406	51,127	1.7
Total	$3,158,601	$3,123,450	100.0%	$2,939,646	$2,873,588	100.0%

The industry composition of investments at fair value was as follows:

	September 30, 2023	December 31, 2022(1)
Aerospace & Defense	1.7%	1.8%
Air Freight & Logistics	1.1	1.1
Automobile Components	3.6	3.8
Automobiles	4.9	5.1
Biotechnology	0.5	0.5
Chemicals	0.7	0.6
Commercial Services & Supplies	10.3	11.2
Construction & Engineering	1.5	1.3
Containers & Packaging	1.5	1.6
Distributors	2.8	4.2
Diversified Consumer Services	3.3	3.0
Electronic Equipment, Instruments & Components	1.5	1.0
Energy Equipment & Services	0.5	0.5
Financial Services	1.7	0.7
Food Products	2.3	2.5
Health Care Equipment & Supplies	0.4	0.3
Health Care Providers & Services	3.8	3.4
Health Care Technology	2.0	0.7
Industrial Conglomerates	1.3	0.2
Insurance Services	14.9	15.7
Interactive Media & Services	3.2	3.5
IT Services	8.8	9.6
Leisure Products	0.7	0.8
Machinery	2.7	3.0
Multi-Utilities	0.7	0.6
Oil, Gas & Consumable Fuels	—	0.0 (2)
Pharmaceuticals	0.4	0.4
Professional Services	3.6	3.2
Real Estate Management & Development	5.3	5.4
Software	14.3	14.3
Total	100.0%	100.0%
(1)	The Company reclassified certain industry groupings of its portfolio companies presented in the consolidated financial statements as of December 31, 2022 to align with the recently updated GICS, where applicable. These reclassifications had no impact on the Consolidated Statement of Assets and Liabilities as of December 31, 2022.
(2)	Amount rounds to 0.0%.

The geographic composition of investments at cost and fair value was as follows:

	September 30, 2023			December 31, 2022
			% of Total			% of Total
			Investments at			Investments at
	Cost	Fair Value	Fair Value	Cost	Fair Value	Fair Value
Australia	$10,151	$10,168	0.3%	$10,187	$9,870	0.3%
Canada	97,187	96,518	3.1	108,820	105,764	3.7
United Kingdom	11,848	12,088	0.4	11,157	11,157	0.4
United States	3,039,415	3,004,676	96.2	2,809,482	2,746,797	95.6
Total	$3,158,601	$3,123,450	100.0%	$2,939,646	$2,873,588	100.0%

As of September 30, 2023 and December 31, 2022, the Company had two and one investments, respectively, that were on non-accrual status. The amortized cost of investments on non-accrual status as of September 30, 2023 and December 31, 2022 was $8,848 and $1,500, respectively.

(5)   Fair Value Measurements

ASC 820 establishes a hierarchical disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurements is defined as follows:

Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical financial instruments as of the measurement date. The types of financial instruments in this category include unrestricted securities, including equities and derivatives, listed in active markets. The Company will not adjust the quoted price for these instruments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level 2—inputs to the valuation methodology are quoted prices in markets that are not active or for which all significant inputs are either directly or indirectly observable as of the measurement date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in markets that are not active, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3—inputs to the valuation methodology are unobservable and significant to the overall fair value measurement, and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. The types of financial instruments in this category include investments in privately held entities, non-investment grade residual interests in securitizations and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. Assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Pursuant to the framework set forth above, the Company values securities traded in active markets on the measurement date by multiplying the exchange closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of the investments from pricing services, brokers or dealers’ quotes, or counterparty marks in order to value liquid assets that are not traded in active markets. Pricing services aggregate, evaluate and report pricing from a variety of sources including observed trades of identical or similar securities, broker or dealer quotes, model-based valuations and internal fundamental analysis and research. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Valuation Designee or the Board of Directors, does not represent fair value, each is valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment but include comparable public market valuations, comparable precedent transaction valuations and discounted cash flow analyses. Non-controlled debt investments are generally fair valued using discounted cash flow technique. Expected cash flows are projected based on contractual terms and discounted back to the measurement date based on a discount rate. Discount rate is determined based upon an assessment of current and expected yields for similar investments and risk profiles. Non-controlled equity investments are generally fair valued using a market approach and/or an income approach. The market approach typically utilizes market value multiples of comparable publicly traded companies. The income approach typically utilizes a discounted cash flow analysis of the portfolio company. The Valuation Designee, under the supervision of the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

1)	each portfolio company or investment is initially valued by using a standardized template designed to approximate fair market value based on observable market inputs and updated credit statistics and unobservable inputs;
2)	preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of the Investment Adviser’s senior management;
3)	the Board of Directors or Valuation Designee engages independent third-party valuation firms to provide positive assurance on a portion of the Company’s illiquid investments each quarter (such that each illiquid investment is reviewed by an independent valuation firm at least once on a rolling twelve-month basis) including review of management’s preliminary valuation and conclusion of fair value;
4)	the Audit Committee reviews the assessments of the Valuation Designee and the independent third-party valuation firms and provides the Board of Directors with recommendations with respect to the fair value of each investment in the Company’s portfolio; and
5)	the Board of Directors discusses the valuation recommendations of the Audit Committee and determine the fair value of each investment in the Company’s portfolio in good faith based on the input of the Valuation Designee and, where applicable, the third-party valuation firms.

The fair value is generally determined based on the assessment of the following factors, as relevant:

●	the nature and realizable value of any collateral;
●	call features, put features and other relevant terms of debt;
●	the portfolio company’s leverage and ability to make payments;
●	the portfolio company’s public or private letter credit ratings;
●	the portfolio company’s actual and expected earnings and discounted cash flow;
●	prevailing interest rates for like securities and expected volatility in future interest rates;
●	the markets in which the issuer does business and recent economic and/or market events; and
●	comparisons to publicly traded securities.

Investment performance data utilized will be the most recently available as of the measurement date which in many cases may reflect up to a one quarter lag in information.

The Board of Directors is ultimately responsible for the determination, in good faith, of the fair value of the Company’s portfolio investments.

Transfer of portfolio investments within the three-level hierarchy is recorded during the period of such reclassification occurrence at the fair value as of the beginning of the respective period. Generally, reclassifications are primarily due to increase/decrease of price transparency.

The following tables present the fair value hierarchy of investments:

	September 30, 2023
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$25,881	$2,907,989	$2,933,870
Second Lien Debt	—	42,704	92,008	134,712
Other Securities	—	—	40,163	40,163
Subtotal	$—	$68,585	$3,040,160	$3,108,745
Investment measured at net asset value(1)				$14,705
Total				$3,123,450

	December 31, 2022
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$25,362	$2,668,749	$2,694,111
Second Lien Debt	—	5,459	122,891	128,350
Other Securities	—	—	36,395	36,395
Subtotal	$—	$30,821	$2,828,035	$2,858,856
Investment measured at net asset value(1)				$14,732
Total				$2,873,588
(1)	The Company, as a practical expedient, estimates the fair value of its investment in Help HP SCF Investor, LP using the net asset value of the Company’s members’ interest in the entity. As such, the fair value has not been classified within the fair value hierarchy.

The following table presents changes in the fair value of the investments for which Level 3 inputs were used to determine the fair value for the three months ended September 30, 2023:

	First Lien	Second Lien		Total
	Debt	Debt	Other Securities	Investments
Fair value, beginning of period	$2,772,653	$113,084	$39,102	$2,924,839
Purchases of investments	153,327	—	1,621	154,948
Proceeds from principal repayments and sales of investments	(41,712)	—	—	(41,712)
Accretion of discount/amortization of premium	2,035	68	2	2,105
Payment-in-kind	774	137	567	1,478
Net change in unrealized appreciation (depreciation)	20,907	394	(1,129)	20,172
Net realized gains (losses)	5	—	—	5
Transfers into/(out) of Level 3	—	(21,675)	—	(21,675)
Fair value, end of period	$2,907,989	$92,008	$40,163	$3,040,160

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2023	$20,893	$394	$(1,129)	$20,158

The following table presents changes in the fair value of the investments for which Level 3 inputs were used to determine the fair value for the nine months ended September 30, 2023:

	First Lien	Second Lien		Total
	Debt	Debt	Other Securities	Investments
Fair value, beginning of period	$2,668,749	$122,891	$36,395	$2,828,035
Purchases of investments	365,914	86	1,712	367,712
Proceeds from principal repayments and sales of investments	(168,477)	—	—	(168,477)
Accretion of discount/amortization of premium	6,985	201	6	7,192
Payment-in-kind	1,580	397	1,562	3,539
Net change in unrealized appreciation (depreciation)	33,111	816	488	34,415
Net realized gains (losses)	127	—	—	127
Transfers into/(out) of Level 3	—	(32,383)	—	(32,383)
Fair value, end of period	$2,907,989	$92,008	$40,163	$3,040,160

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2023	$32,754	$816	$488	$34,058

The following table presents changes in the fair value of the investments for which Level 3 inputs were used to determine the fair value for the three months ended September 30, 2022:

	First Lien	Second Lien		Total
	Debt	Debt	Other Securities	Investments
Fair value, beginning of period	$2,492,968	$116,488	$32,898	$2,642,354
Purchases of investments	178,809	461	1,016	180,286
Proceeds from principal repayments and sales of investments	(94,355)	—	—	(94,355)
Accretion of discount/amortization of premium	3,520	50	—	3,570
Payment-in-kind	228	130	—	358
Net change in unrealized appreciation (depreciation)	(18,171)	(3,345)	(1,569)	(23,085)
Net realized gains (losses)	—	18	—	18
Transfers into/(out) of Level 3	(20,083)	—	—	(20,083)
Fair value, end of period	$2,542,916	$113,802	$32,345	$2,689,063

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2022	$(17,747)	$(3,345)	$(1,569)	$(22,661)

The following table presents changes in the fair value of the investments for which Level 3 inputs were used to determine the fair value for the nine months ended September 30, 2022:

	First Lien	Second Lien		Total
	Debt	Debt	Other Securities	Investments
Fair value, beginning of period	$2,207,036	$121,550	$27,973	$2,356,559
Purchases of investments	709,912	15,694	4,808	730,414
Proceeds from principal repayments and sales of investments	(331,077)	—	(48)	(331,125)
Accretion of discount/amortization of premium	8,645	210	—	8,855
Payment-in-kind	665	389	397	1,451
Net change in unrealized appreciation (depreciation)	(52,779)	(6,541)	(833)	(60,153)
Net realized gains (losses)	514	—	48	562
Transfers into/(out) of Level 3	—	(17,500)	—	(17,500)
Fair value, end of period	$2,542,916	$113,802	$32,345	$2,689,063

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2022	$(50,808)	$(6,522)	$(833)	$(58,163)

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 financial instruments. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Company’s determination of fair value.

	September 30, 2023
				Range
	Fair	Valuation	Unobservable					Weighted
	Value	Technique	Input	Low		High		Average
Investments in first lien debt	$2,641,353	Yield Analysis	Discount Rate	9.33%		19.18%		11.77%
	266,636	Transaction Price	Recent Transaction	96.50%		100.00%		98.56%
Investments in second lien debt	$87,508	Yield Analysis	Discount Rate	11.47%		27.42%		14.89%
	4,500	Transaction Price	Recent Transaction	100.00%		100.00%		100.00%
Investments in other securities:
Unsecured debt	$1,877	Income Approach	Discount Rate	14.50%		14.50%		14.50%
	125	Market Approach	EBITDA Multiple	9.00	x	9.00	x	9.00	x
Preferred equity	18,181	Income Approach	Discount Rate	12.19%		15.48%		13.45%
	1,275	Market Approach	Revenue Multiple	7.50	x	7.50	x	7.50	x
Common equity	16,937	Market Approach	EBITDA Multiple	8.10	x	18.70	x	13.30	x
	1,768	Market Approach	Revenue Multiple	7.20	x	8.80	x	8.24	x
Total investments in other securities	$40,163
Total Investments	$3,040,160

	December 31, 2022
				Range
	Fair	Valuation	Unobservable					Weighted
	Value	Technique	Input	Low		High		Average
Investments in first lien debt	$2,624,749	Yield Analysis	Discount Rate	9.20%		20.44%		11.27%
	44,000	Transaction Price	Recent Transaction	100.00%		100.00%		100.00%
Investments in second lien debt	$122,891	Yield Analysis	Discount Rate	12.14%		17.20%		14.24%
Investments in other securities
Unsecured debt	$1,826	Income Approach	Discount Rate	16.60%		16.60%		16.60%
	372	Market Approach	EBITDA Multiple	9.00	x	9.00	x	9.00	x
Preferred equity	16,076	Income Approach	Discount Rate	12.20%		15.69%		13.62%
	963	Market Approach	Revenue Multiple	8.78	x	8.78	x	8.78	x
Common equity	15,877	Market Approach	EBITDA Multiple	8.10	x	18.70	x	13.25	x
	1,281	Market Approach	Revenue Multiple	10.20	x	10.20	x	10.20	x
Total investments in other securities	$36,395
Total Investments	$2,828,035

The significant unobservable input used in yield analysis is discount rate based on comparable market yields. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. The significant unobservable input used in the market approach is the comparable company multiple. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value.

Financial instruments disclosed but not carried at fair value

The Company’s debt, including its credit facilities, 2027 Notes (as defined below in Note 6) and 2025 Notes (as defined below in Note 6), are presented at carrying value on the Consolidated Statements of Assets and Liabilities. The fair value of the Company’s 2027 Notes is based on third party pricing received by the Company, which is categorized as Level 2 within the fair value hierarchy, and as of September 30, 2023, the fair value of the Company’s 2027 Notes was $392,403. The fair value of the Company’s credit facilities and 2025 Notes are estimated in accordance with the Company's valuation policy. The carrying value and fair value of the Company’s debt were as follows:

	September 30, 2023		December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
BNP Funding Facility	$345,000	$345,000	$400,000	$400,000
Truist Credit Facility	680,252	680,252	432,254	432,254
2027 Notes(1)	420,497	392,403	419,498	394,995
2025 Notes(1)	272,630	275,000	271,723	275,000
Total	$1,718,379	$1,692,654	$1,523,475	$1,502,249
(1)	As of September 30, 2023, the carrying value of the Company’s 2027 Notes and 2025 Notes were presented net of unamortized debt issuance costs of $3,782 and $2,370, and unamortized original issuance discount of $721 and $0, respectively. As of December 31, 2022, the carrying value of the Company’s 2027 Notes and 2025 Notes were presented net of unamortized debt issuance costs of $4,622 and $3,277, and unamortized original issuance discount of $881 and $0, respectively.

The carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt, approximate fair value. These financial instruments are categorized as Level 3 within the hierarchy.

(6)   Debt

CIBC Subscription Facility

On December 31, 2019, the Company entered into a revolving credit agreement with CIBC Bank USA as administrative agent and arranger, which was subsequently amended on February 3, 2020, November 17, 2020, January 18, 2022 and February 3, 2022 (as amended, the “CIBC Subscription Facility”). The CIBC Subscription Facility allowed the Company to borrow up to the maximum revolving commitment at any one time outstanding, subject to certain restrictions, including availability under the borrowing base, which is based on unused Capital Commitments. The CIBC Subscription Facility bore interest at a rate at the Company’s election of either (i) the per annum one or three-month LIBOR, divided by a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities, plus 1.65% or (ii) the prime rate plus 0.65%, as calculated under the CIBC Subscription Facility. The CIBC Subscription Facility was secured by the unfunded commitments of certain stockholders of the Company. The CIBC Subscription Facility matured and was fully paid off as of December 31, 2022. For the three and nine months ended September 30, 2022, the Company did not make any borrowings and repaid $55,000 and $90,000, respectively, under the CIBC Subscription Facility.

The summary information of the CIBC Subscription Facility is as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Borrowing interest expense	$—	$2,271	$—	$5,450
Facility unused commitment fees	—	6	—	19
Amortization of deferred financing costs	—	327	—	1,125
Total	$—	$2,604	$—	$6,594
Weighted average interest rate (excluding unused fees and financing costs)	—%	3.76%	—%	2.57%
Weighted average outstanding balance	$—	$236,491	$—	$279,562

BNP Funding Facility

On October 14, 2020, DLF LLC entered into a Revolving Credit and Security Agreement (the “Credit and Security Agreement”, which was subsequently amended on December 11, 2020, March 2, 2021 and September 22, 2023) with DLF LLC, as the borrower, BNP Paribas (“BNP”), as the administrative agent and lender, the Company, as the equity holder and as the servicer, and U.S. Bank National Association, as collateral agent to (as amended, the “BNP Funding Facility”). As of September 30, 2023, the borrowing capacity under the BNP Funding Facility was $600,000. The applicable margin on borrowings during the reinvestment period is 2.85% and, after the reinvestment period 3.35%. The obligations of DLF LLC under the BNP Funding Facility are secured by the assets held by DLF LLC. The BNP Funding Facility has a maturity date of September 22, 2028.

The summary information of the BNP Funding Facility is as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Borrowing interest expense	$6,904	$4,517	$20,862	$10,665
Facility unused commitment fees	209	128	455	209
Amortization of deferred financing costs	297	289	840	855
Total	$7,410	$4,934	$22,157	$11,729
Weighted average interest rate (excluding unused fees and financing costs)	7.77%	4.57%	7.34%	3.37%
Weighted average outstanding balance	$347,446	$386,962	$374,927	$417,700

For the three months ended September 30, 2023 and September 30, 2022, the Company had no borrowings and repaid $25,000 and $83,500 under the BNP Funding Facility, respectively. For the nine months ended September 30, 2023 and September 30, 2022, the Company borrowed $0 and $13,000, and repaid $55,000 and $154,500 under the BNP Funding Facility, respectively. As of September 30, 2023 and December 31, 2022, the Company had $345,000 and $400,000 outstanding under the BNP Funding Facility, respectively. As of September 30, 2023 and December 31, 2022, the Company had $255,000 and $200,000, respectively, of available capacity under the BNP Funding Facility (subject to borrowing base restrictions).

Truist Credit Facility

On July 16, 2021, the Company entered into a Senior Secured Revolving Credit Agreement with Truist Bank (the “Truist Credit Facility, which was subsequently amended on December 3, 2021, May 20, 2022 and January 31, 2023). The maximum principal amount of the Truist Credit Facility is $1,120,000, subject to availability under the borrowing base. The Truist Credit Facility includes an uncommitted accordion feature that, as of September 30, 2023, allows the Company, under certain circumstances, to increase the borrowing capacity to up to $1,500,000. As of September 30, 2023, the availability period of the Truist Credit Facility will terminate on January 29, 2027. The Truist Credit Facility is guaranteed by certain domestic subsidiaries of the Company (the “Guarantors”). The Company’s obligations to the lenders under the Truist Credit Facility are secured by a first priority security interest in substantially all of the assets of the Company and each Guarantor, subject to certain exceptions.

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Borrowings under the Truist Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Company elects the base rate option, the “alternate base rate” (which is the highest of (a) the prime rate as publicly announced by Truist Bank, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions, as published by the Federal Reserve Bank of New York plus (ii) 0.5%, and (c) one month Term SOFR (as defined in the Truist Credit Facility) plus 1% per annum) plus and (y) for loans for which the Company elects the term benchmark option, Term SOFR, for borrowings denominated in U.S. dollars, or the applicable term benchmark rate for borrowings denominated in certain foreign currencies, in each case for the related interest period for such borrowing plus 1.875% per annum or such other applicable margin as is applicable to such foreign currency borrowings. The Company pays an unused fee of 0.375% per annum on the daily unused amount of the revolver commitments. The Company pays letter of credit participation fees and a fronting fee on the average daily amount of any letter of credit issued and outstanding under the Truist Credit Facility, as applicable. The Truist Credit Facility has a maturity date of January 31, 2028.

The summary information of the Truist Credit Facility is as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Borrowing interest expense	$10,613	$4,018	$27,086	$7,485
Facility unused commitment fees	531	568	1,723	1,863
Amortization of deferred financing costs	518	267	1,473	905
Total	$11,662	$4,853	$30,282	$10,253
Weighted average interest rate (excluding unused fees and financing costs)	7.26%	4.05%	6.91%	3.05%
Weighted average outstanding balance	$572,225	$388,313	$516,745	$323,300

For the three months ended September 30, 2023 and September 30, 2022, the Company borrowed $278,000 and $127,246, and repaid $90,000 and $222,000 under the Truist Credit Facility. For the nine months ended September 30, 2023 and September 30, 2022, the Company borrowed $338,000 and $579,246, and repaid $90,000 and $773,000 under the Truist Credit Facility.

As of September 30, 2023 and December 31, 2022, the Company had $680,252 and $432,254 outstanding under the Truist Credit Facility, respectively. As of September 30, 2023 and December 31, 2022, the Company had $438,498 and $538,521, respectively, of available capacity under the Truist Credit Facility (subject to borrowing base restrictions).

Unsecured Notes

2027 Notes

On February 11, 2022, the Company issued $425,000 in aggregate principal amount of 4.50% notes due 2027 (the restricted securities initially issued on February 11, 2022 together with the unrestricted securities issued pursuant to the exchange offer described below, the “2027 Notes”). The 2027 Notes will mature on February 11, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the indenture governing the 2027 Notes. The 2027 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2027 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Pursuant to a Registration Statement on Form N-14 (File No. 333-264774), filed on July 20, 2022, the Company closed an exchange offer in which holders of the 2027 Notes that were restricted because they were issued in a private placement were offered the opportunity to exchange such notes for new, registered notes with substantially identical terms. Through this exchange offer, holders representing 85.87% of the outstanding principal of the then restricted 2027 Notes obtained registered unrestricted 2027 Notes.

The summary information of 2027 Notes is as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Borrowing interest expense	$4,781	$4,781	$14,344	$12,219
Accretion of original issuance discount	54	54	160	136
Amortization of debt issuance costs	283	279	839	704
Total	$5,118	$5,114	$15,343	$13,059
Stated interest rate	4.50%	4.50%	4.50%	4.50%

2025 Notes

On September 13, 2022, the Company entered into a Master Note Purchase Agreement (the “Note Purchase Agreement”) governing the issuance of $275,000 in aggregate principal amount of Series A Senior Notes due September 13, 2025 (the “2025 Notes”) to certain qualified institutional investors in a private placement. The 2025 Notes were delivered and paid for on September 13, 2022, subject to certain customary closing conditions. The 2025 Notes have a fixed interest rate of 7.55% per year. The 2025 Notes will mature on September 13, 2025 unless redeemed, purchased or prepaid prior to such date by the Company in accordance with the terms of the Note Purchase Agreement. Interest on the 2025 Notes is due semiannually in February and August of each year. Subject to the terms of the Note Purchase Agreement, the Company may redeem the 2025 Notes in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if redeemed on or before June 13, 2025, a make-whole premium. The Company’s obligations under the Note Purchase Agreement are general unsecured obligations that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

The summary information of 2025 Notes is as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Borrowing interest expense	$5,191	$1,038	$15,572	$1,038
Amortization of debt issuance costs	305	58	906	58
Total	$5,496	$1,096	$16,478	$1,096
Stated interest rate	7.55%	7.55%	7.55%	7.55%

The Company’s debt obligations were as follows. Unused debt capacity of credit facilities were subject to certain borrowing base restrictions:

	September 30, 2023			December 31, 2022
	Aggregate			Aggregate
	Principal	Outstanding	Unused	Principal	Outstanding	Unused
	Committed	Principal	Portion	Committed	Principal	Portion
CIBC Subscription Facility(1)	$—	$—	$—	$—	$—	$—
BNP Funding Facility	600,000	345,000	255,000	600,000	400,000	200,000
Truist Credit Facility(2)(3)	1,120,000	680,252	438,498	975,000	432,254	538,521
2027 Notes(4)	425,000	425,000	—	425,000	425,000	—
2025 Notes(4)	275,000	275,000	—	275,000	275,000	—
Total	$2,420,000	$1,725,252	$693,498	$2,275,000	$1,532,254	$738,521
(1)	The CIBC Subscription Facility matured and was fully paid off as of December 31, 2022.
(2)	As of September 30, 2023 and December 31, 2022, a letter of credit of $1,250 and $4,225, respectively, was outstanding, which reduced the unused availability under the Truist Credit Facility by the same amount.
(3)	Under the Truist Credit Facility, the Company may borrow in U.S. dollars or certain other permitted currencies. As of September 30, 2023 and December 31, 2022, the Company had borrowings denominated in Euros (EUR) of 238.
(4)	As of September 30, 2023, the carrying value of the Company’s 2027 Notes and 2025 Notes were presented on the Consolidated Statements of Assets and Liabilities net of unamortized debt issuance costs of $3,782 and $2,370, and unamortized original issuance discount of $721 and $0, respectively.

The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the three months ended September 30, 2023 and September 30, 2022 was 6.64% and 4.37%, respectively. The combined weighted average debt of the aggregate borrowings outstanding for the three months ended September 30, 2023 and September 30, 2022 was $1,619,670 and $1,490,571, respectively.

The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the nine months ended September 30, 2023 and September 30, 2022 was 6.45% and 3.47%, respectively. The combined weighted average debt of the aggregate borrowings outstanding for the nine month ended September 30, 2023 and September 30, 2022 was $1,591,671 and $1,399,866, respectively.

As of September 30, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of each of the credit facilities, the 2027 Notes and the 2025 Notes.

(7)   Commitments and Contingencies

In the normal course of business, the Company may enter into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

The Company’s investment portfolio contains debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of September 30, 2023 and December 31, 2022, the Company had $287,164 and $314,251 of unfunded commitments to fund delayed draw and revolving senior secured loans, respectively.

(8)   Net Assets

The following table shows the components of net distributable earnings (accumulated losses) as shown on the Consolidated Statements of Assets and Liabilities:

	As of
	September 30, 2023	December 31, 2022
Net distributable earnings (accumulated losses), beginning of period	$(54,779)	$15,782
Net investment income/(loss) after taxes	142,591	128,010
Accumulated net realized gain (loss)	127	537
Net unrealized appreciation (depreciation)	30,909	(80,005)
Dividends declared	(119,323)	(119,437)
Tax reclassification of stockholders’ equity	—	334
Net distributable earnings (accumulated losses), end of period	$(475)	$(54,779)

On September 22, 2023, the Company issued a capital drawdown notice to stockholders relating to the sale of shares of Common Stock pursuant to the Subscription Agreements in the amount of approximately $220.5 million. The sale of the shares of Common Stock closed on October 4, 2023. Subscribed but unissued shares of Common Stock are presented in equity with a deduction of subscriptions receivable until cash is received for a subscription. $7,332 was received related to this capital call as of September 30, 2023 which is included in Cash on the Consolidated Statements of Assets and Liabilities. Following this capital call, the Company does not have any remaining undrawn capital commitments. The Company did not issue any other capital calls for the nine months ended September 30, 2023.

The following table summarizes the total shares issued and proceeds received from the Company’s capital drawdowns delivered pursuant to the Subscription Agreements for the nine months ended September 30, 2022:

Share Issuance Date	Shares Issued	Amount
May 16, 2022	3,548,132	$74,866
July 28, 2022	3,903,231	79,821
Total	7,451,363	$154,687

The following table summarizes the Company’s distributions declared and payable for the nine months ended September 30, 2023:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 28, 2023	March 28, 2023	April 25, 2023	$0.50	$35,377
June 27, 2023	June 27, 2023	July 25, 2023	0.57	40,735	(1)
September 26, 2023	September 26, 2023	October 25, 2023	0.60	43,211	(2)
Total Distributions			$1.67	$119,323
(1)	Includes a supplemental distribution of $0.07.
(2)	Includes a supplemental distribution of $0.10.

The following table summarizes the Company’s distributions declared and payable for the nine months ended September 30, 2022:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 25, 2022	March 25, 2022	April 27, 2022	$0.48	$27,455
June 24, 2022	June 24, 2022	July 27, 2022	0.47	28,601
September 26, 2022	September 28, 2022	October 19, 2022	0.47	30,611
Total Distributions			$1.42	$86,667

The Company adopted an “opt in” dividend reinvestment plan, or the DRIP. As a result, the Company’s stockholders who elect to “opt in” to the DRIP will have their cash dividends or distributions automatically reinvested in additional shares of Common Stock, rather than receiving cash. Stockholders who receive distributions in the form of shares of Common Stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions; however, those stockholders will not receive cash with which to pay any applicable taxes. Shares issued under the DRIP did not reduce an investor’s outstanding capital commitment.

The following table summarizes the DRIP shares issued to stockholders who have “opted in” to the DRIP for the nine months ended September 30, 2023 and the value of such shares as of the payment dates:

Payment Date	DRIP Shares Issued	DRIP Shares Value
January 25, 2023	445,235	$8,891
April 25, 2023	482,721	9,698
July 25, 2023	554,001	11,274
Total	1,481,957	$29,863

The following table summarizes the DRIP shares issued to stockholders who have “opted in” to the DRIP for the nine months ended September 30, 2022 and the value of such shares as of the payment dates:

Payment Date	DRIP Shares Issued	DRIP Shares Value
January 25, 2022	358,891	$7,540
April 27, 2022	332,212	6,964
July 27, 2022	372,338	7,614
Total	1,063,441	$22,118

(9)   Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Numerator—net increase/(decrease) in net assets resulting from operations	$73,408	$9,442	$173,627	$28,425
Denominator—weighted average shares outstanding	71,874,113	64,102,092	71,361,910	60,169,337
Basic and diluted earnings (loss) per share	$1.02	$0.15	$2.43	$0.47

(10)   Consolidated Financial Highlights

The following are the financial highlights (dollar amounts in thousands, except per share amounts):

	For the Nine Months Ended
	September 30, 2023	September 30, 2022
Per Share Data:(1)
Net asset value, beginning of period	$19.81	$20.91
Net investment income (loss)	2.00	1.49
Net unrealized and realized gain (loss)(2)	0.43	(0.98)
Net increase (decrease) in net assets resulting from operations	2.43	0.51
Dividends declared	(1.67)	(1.42)
Total increase (decrease) in net assets	0.76	(0.91)
Net asset value, end of period	$20.57	$20.00
Shares outstanding, end of period	72,018,635	65,352,831
Total return based on net asset value(3)	12.56%	2.43%
Ratio/Supplemental Data (all amounts in thousands except ratios and shares):
Net assets, end of period	$1,481,472	$1,307,150
Weighted average shares outstanding	71,361,910	60,169,337
Ratio of net expenses to average net assets(4)	10.75%	6.70%
Ratio of expenses before waivers to average net assets(4)	12.30%	8.26%
Ratio of net investment income to average net assets(4)	13.83%	9.95%
Ratio of total contributed capital to total committed capital, end of period	86.48%	80.94%
Asset coverage ratio	185.87%	185.74%
Portfolio turnover rate	5.71%	13.10%
(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	For the nine months ended September 30, 2023 and September 30, 2022, the amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.
(3)	Total return (not annualized) is calculated assuming a purchase of Common Stock at the opening of the first day of the period and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company’s DRIP.
(4)	Amounts are annualized except for incentive fees, and expense support amounts relating to organization and offering costs.

(11)   Subsequent Events

Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Morgan Stanley Direct Lending Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Morgan Stanley Direct Lending Fund and subsidiaries (the “Company”), including the consolidated schedule of investments, as of December 31, 2022 and 2021, the related consolidated statements of operations, changes in net assets, cash flows and financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations, changes in net assets, cash flows, and financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022 and 2021, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, NY

March 9, 2023

We have served as the Company’s auditor since 2019.

Morgan Stanley Direct Lending Fund

Consolidated Statements of Assets and Liabilities

(In thousands, except share and per share amounts)

	As of
	December 31, 2022	December 31, 2021
Assets
Non-controlled/non-affiliated investments, at fair value (amortized cost of $2,939,646 and $2,373,435 at December 31, 2022 and December 31, 2021, respectively)	$2,873,588	$2,387,374
Cash	81,215	74,153
Deferred financing costs	7,624	11,587
Interest and dividend receivable from non-controlled/non-affiliated investments	20,911	11,740
Subscription receivable	2,556	7,850
Receivable for investments sold/repaid	188	301
Prepaid expenses and other assets	40	268
Total assets	2,986,122	2,493,273

Liabilities
Debt (net of unamortized debt issuance costs of $7,899 and $0 at December 31, 2022 and December 31, 2021, respectively)	1,523,475	1,249,850
Payable to affiliates (Note 3)	2,086	4,431
Financing costs payable	—	4,234
Dividends payable	33,058	29,691
Management fees payable	1,783	1,306
Income based incentive fees payable	8,118	5,886
Capital gains based incentive fees payable	—	2,773
Interest payable	17,019	3,281
Accrued expenses and other liabilities	3,278	3,234
Total liabilities	1,588,817	1,304,686

Commitments and Contingencies (Note 7)

Net Assets
Common stock, par value $0.001 (100,000,000 shares authorized and 70,536,678 and 56,838,027 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively)	71	57
Paid-in capital in excess of par value	1,452,013	1,172,748
Net distributable earnings (accumulated losses)	(54,779)	15,782
Total net assets	$1,397,305	$1,188,587
Total liabilities and net assets	$2,986,122	$2,493,273
Net asset value per share	$19.81	$20.91

The accompanying notes are an integral part of these consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Statements of Operations

(In thousands, except share and per share amounts)

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$223,119	$108,277	$20,269
Payment-in-kind interest income	1,626	1,021	9
Dividend income	1,488	409	—
Other income	4,360	10,109	1,625
Total investment income	230,593	119,816	21,903

Expenses:
Interest expense and other financing expenses	67,182	21,015	3,725
Management fees	26,715	13,860	2,238
Income based incentive fees	26,635	15,852	2,517
Capital gains incentive fees	(2,441)	1,809	1,341
Professional fees	3,206	2,440	1,654
Organization and offering costs	—	42	676
Directors’ fees	362	336	349
Administrative service fees	72	212	183
General and other expenses	510	1,538	493
Total expenses	122,241	57,104	13,176
Expense support (Note 3)	44	98	(230)
Management fees waiver (Note 3)	(20,036)	(10,395)	(1,678)
Net expenses	102,249	46,807	11,268
Net investment income (loss) before taxes	128,344	73,009	10,635
Excise tax expense	334	80	—
Net investment income/(loss) after taxes	128,010	72,929	10,635

Net realized and unrealized gain (loss) on investment transactions:
Net realized gain (loss) on non-controlled/non-affiliated investments	537	1,895	2,154
Net unrealized appreciation (depreciation)	(80,005)	8,431	5,508
Net realized and unrealized gain (loss)	(79,468)	10,326	7,662
Net increase (decrease) in net assets resulting from operations	$48,542	$83,255	$18,297

Per share information—basic and diluted
Net investment income (loss) per share:	$2.08	$2.34	$1.41
Earnings per share:	$0.79	$2.67	$2.42
Weighted average shares outstanding (Note 9):	61,676,363	31,159,302	7,559,426

The accompanying notes are an integral part of these consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Statements of Changes in Net Assets

(In thousands)

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Net assets at beginning of period	$1,188,587	$301,620	$(1,121)
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	128,010	72,929	10,635
Net realized gain (loss)	537	1,895	2,154
Net change in unrealized appreciation (depreciation)	(80,005)	8,431	5,508
Net increase (decrease) in net assets resulting from operations	48,542	83,255	18,297

Capital transactions:
Issuance of common stock	249,291	862,455	297,347
Reinvestment of dividends	30,322	13,572	1,023
Dividends declared	(119,437)	(72,315)	(13,926)
Net increase (decrease) in net assets resulting from capital transactions	160,176	803,712	284,444
Total increase (decrease) in net assets	208,718	886,967	302,741
Net assets at end of period	$1,397,305	$1,188,587	$301,620

The accompanying notes are an integral part of these consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Statements of Cash Flows

(In thousands)

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$48,542	$83,255	$18,297
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation	80,005	(8,431)	(5,508)
Net realized (gain) loss on investments	(537)	(1,895)	(2,154)
Net accretion of discount and amortization of premium on investments	(11,418)	(10,133)	(3,606)
Payment-in-kind interest and dividend capitalized	(2,714)	(1,179)	(9)
Amortization of deferred financing costs	3,735	2,913	1,072
Amortization of debt issuance costs and original issue discount on Unsecured Notes	1,551	—	—
Amortization of deferred offering costs	—	24	258
Purchases of investments and change in payable for investments purchased	(945,209)	(2,113,463)	(714,658)
Proceeds from sale of investments and principal repayments and change in receivable for investments sold/repaid	393,780	384,486	88,875
Changes in operating assets and liabilities:
(Increase) decrease in interest and dividend receivable from non-controlled/non-affiliated investments	(9,171)	(9,460)	(2,280)
(Increase) decrease in prepaid expenses and other assets	228	(70)	23
(Decrease) increase in payable to affiliates	(2,345)	2,571	461
(Decrease) increase in management fees payable	477	1,011	295
(Decrease) increase in incentive fees payable	(541)	5,770	2,889
(Decrease) increase in interest payable	13,738	2,127	1,154
(Decrease) increase in accrued expenses and other liabilities	44	1,186	1,540
Net cash provided by (used in) operating activities	(429,835)	(1,661,288)	(613,351)
Cash flows from financing activities:
Borrowings on debt	1,566,175	1,514,000	612,350
Repayments on debt	(1,284,850)	(598,000)	(278,500)
Deferred financing costs paid	(4,006)	(8,204)	(2,780)
Debt issuance costs paid	(9,259)	—	—
Dividends paid in cash	(85,748)	(38,217)	(3,738)
Proceeds from issuance of common stock	254,585	854,605	297,347
Offering costs paid	—	(6)	(100)
Net cash provided by (used in) financing activities	436,897	1,724,178	624,579
Net increase (decrease) in cash	7,062	62,890	11,228
Cash, beginning of period	74,153	11,263	35
Cash, end of period	$81,215	$74,153	$11,263
Supplemental information and non-cash activities:
Excise tax paid	$57	$5	$—
Interest expense paid	$48,565	$14,956	$1,094
Reinvestment of dividend distributions during the period	$30,322	$13,572	$1,023
Subscriptions receivable	$2,556	$7,850	$—
Dividend payable	$33,058	$29,691	$9,165
Accrued but unpaid deferred financing costs	$—	$1,487	$3,425

The accompanying notes are an integral part of these consolidated financial statements

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments

December 31, 2022

(In thousands)

						Par			Percentage
						Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
First Lien Debt
Aerospace and Defense
Jonathan Acquisition Company	(5)(7)	L +	5.00%	9.73%	12/22/2026	2,712	$2,656	$2,641	0.19%
Mantech International CP	(5)(8)	S +	5.75%	9.58%	09/14/2029	359	352	350	0.03
Mantech International CP	(5)(8)(13)	S +	5.75%	9.58%	09/14/2029	—	(1)	(2)	0.00
Mantech International CP	(5)(8)(13)	S +	5.75%	9.58%	09/14/2028	—	(1)	(2)	0.00
PCX Holding Corp.	(5)(6)(7)	L +	6.25%	10.98%	04/22/2027	18,232	18,093	17,636	1.26
PCX Holding Corp.	(5)(7)	L +	6.25%	10.98%	04/22/2027	18,356	18,064	17,756	1.27
PCX Holding Corp.	(5)(7)(13)	L +	6.25%	10.98%	04/22/2027	555	542	495	0.04
Two Six Labs, LLC	(5)(8)	S +	5.50%	10.08%	08/20/2027	10,959	10,782	10,694	0.77
Two Six Labs, LLC	(5)(8)(13)	S +	5.50%	10.08%	08/20/2027	2,118	2,066	2,015	0.14
Two Six Labs, LLC	(5)(8)(13)	S +	5.50%	10.08%	08/20/2027	—	(33)	(52)	0.00
							52,520	51,531	3.69
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(5)(8)	S +	5.75%	10.48%	06/11/2027	14,408	14,140	13,851	0.99
Omni Intermediate Holdings, LLC	(5)(7)	S +	5.00%	9.73%	12/30/2026	12,131	12,027	11,617	0.83
Omni Intermediate Holdings, LLC	(5)(7)(13)	S +	5.00%	9.73%	12/30/2026	531	519	471	0.03
Omni Intermediate Holdings, LLC	(5)(7)	S +	5.00%	9.73%	12/30/2026	385	378	368	0.03
Omni Intermediate Holdings, LLC	(5)(7)(13)	S +	5.00%	9.73%	12/30/2025	—	(9)	(45)	0.00
RoadOne IntermodaLogistics	(5)(7)	S +	6.25%	10.81%	12/30/2028	1,672	1,622	1,622	0.12
RoadOne IntermodaLogistics	(5)(7)(13)	S +	6.25%	10.81%	12/30/2028	—	(6)	(6)	0.00
RoadOne IntermodaLogistics	(5)(7)(13)	S +	6.25%	10.81%	12/30/2028	75	65	65	0.00
							28,736	27,943	2.00
Auto Components
Continental Battery Company	(5)(7)	L +	6.75%	11.48%	01/20/2027	6,188	6,083	5,903	0.42
Randy’s Holdings, Inc.	(5)(7)	S +	6.50%	10.59%	11/01/2028	6,743	6,545	6,545	0.47
Randy’s Holdings, Inc.	(5)(7)(13)	S +	6.50%	10.59%	11/01/2028	—	(31)	(31)	0.00
Randy’s Holdings, Inc.	(5)(7)(13)	S +	6.50%	10.59%	11/01/2028	142	116	116	0.01
Sonny’s Enterprises, LLC	(5)(6)(7)	S +	6.04%	10.29%	08/05/2026	12,363	12,178	11,839	0.85
Sonny’s Enterprises, LLC	(5)(7)	S +	6.75%	11.00%	08/05/2026	34,154	33,656	32,706	2.34
Spectrum Automotive Holdings Corp.	(5)(6)(8)	L +	5.75%	10.48%	06/29/2028	23,650	23,358	22,274	1.59
Spectrum Automotive Holdings Corp.	(5)(8)(13)	L +	5.75%	10.48%	06/29/2028	4,656	4,585	4,273	0.31
Spectrum Automotive Holdings Corp.	(5)(8)(13)	L +	5.75%	10.48%	06/29/2027	—	(10)	(51)	0.00
							86,480	83,574	5.98

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par			Percentage
						Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Automobiles
ARI Network Services, Inc.	(5)(6)(8)	S +	5.50%	9.92%	02/28/2025	20,723	$20,465	$20,134	1.44%
ARI Network Services, Inc.	(5)(6)(8)	S +	5.50%	9.92%	02/28/2025	3,630	3,586	3,527	0.25
ARI Network Services, Inc.	(5)(8)(13)	S +	5.50%	9.92%	02/28/2025	909	873	823	0.06
Summit Buyer, LLC	(5)(7)	L +	5.75%	10.13%	01/14/2026	22,120	21,795	21,142	1.51
Summit Buyer, LLC	(5)(7)(13)	L +	5.75%	10.13%	01/14/2026	28,996	28,544	27,569	1.97
Summit Buyer, LLC	(5)(7)(13)	L +	5.75%	10.13%	01/14/2026	—	(32)	(107)	(0.01)
Turbo Buyer, Inc.	(5)(7)	L +	6.00%	11.15%	12/02/2025	37,940	37,419	36,574	2.62
Turbo Buyer, Inc.	(5)(7)	L +	6.00%	11.15%	12/02/2025	38,123	37,494	36,751	2.63
							150,144	146,413	10.48
Biotechnology
GraphPad Software, LLC	(5)(6)(7)	L +	5.50%	10.39%	04/27/2027	12,066	11,974	11,668	0.84
GraphPad Software, LLC	(5)(7)	L +	5.50%	10.39%	04/27/2027	2,892	2,869	2,797	0.20
GraphPad Software, LLC	(5)(7)(13)	L +	5.50%	10.39%	04/27/2027	—	(13)	(58)	0.00
							14,830	14,407	1.03
Chemicals
Tank Holding Corp.	(6)(8)	S +	5.75%	10.17%	03/31/2028	14,129	13,875	13,352	0.96
Tank Holding Corp.	(8)(13)	P +	4.75%	12.25%	03/31/2028	133	119	89	0.01
V Global Holdings, LLC	(5)(6)(8)	S +	5.75%	8.99%	12/22/2027	4,903	4,814	4,659	0.33
V Global Holdings, LLC	(5)(8)(13)	S +	5.75%	8.99%	12/22/2025	—	(11)	(34)	0.00
							18,797	18,066	1.29
Commercial Services & Supplies
365 Retail Markets, LLC	(5)(7)	L +	4.75%	8.45%	12/23/2026	17,280	17,045	16,890	1.21
365 Retail Markets, LLC	(5)(7)	L +	4.75%	8.45%	12/23/2026	5,543	5,484	5,418	0.39
365 Retail Markets, LLC	(5)(7)(13)	L +	4.75%	8.45%	12/23/2026	1,600	1,563	1,537	0.11
Atlas Us Finco, Inc.	(5)(7)(10)	S +	7.25%	11.48%	12/09/2029	2,009	1,949	1,949	0.14
Atlas Us Finco, Inc.	(5)(7)(10)(13)	S +	7.25%	11.48%	12/09/2028	—	(6)	(6)	0.00
BPG Holdings IV Corp.	(5)(8)	S +	6.00%	10.54%	07/29/2029	11,765	11,001	11,001	0.79
Encore Holdings, LLC	(5)(8)	L +	4.50%	9.23%	11/23/2028	1,850	1,821	1,806	0.13
Encore Holdings, LLC	(5)(8)(13)	L +	4.50%	9.23%	11/23/2028	2,118	2,074	2,034	0.15
Encore Holdings, LLC	(5)(8)(13)	L +	4.50%	9.23%	11/23/2027	—	(8)	(13)	0.00
FLS Holding, Inc.	(5)(7)(10)	L +	5.25%	10.40%	12/15/2028	20,727	20,361	20,389	1.46
FLS Holding, Inc.	(5)(7)(10)	L +	5.25%	10.40%	12/15/2028	4,506	4,424	4,432	0.32
FLS Holding, Inc.	(5)(7)(10)(13)	L +	5.25%	10.40%	12/17/2027	—	(30)	(29)	0.00
PDFTron Systems, Inc.	(5)(6)(7)(10)	S +	5.50%	9.82%	07/15/2027	30,415	29,998	29,402	2.10

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par			Percentage
									Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
PDFTron Systems, Inc.	(5)(7)(10)	S +			5.50%		9.82%	07/15/2027	9,800	$9,638	$9,474	0.68%
PDFTron Systems, Inc.	(5)(7)(10)(13)	S +			5.50%		9.82%	07/15/2026	3,850	3,741	3,594	0.26
Procure Acquireco, Inc. (Procure Analytics)	(5)(8)	L +			5.00%		9.35%	12/20/2028	3,929	3,859	3,755	0.27
Procure Acquireco, Inc. (Procure Analytics)	(5)(8)(13)	L +			5.00%		9.35%	12/20/2028	—	(7)	(35)	0.00
Procure Acquireco, Inc. (Procure Analytics)	(5)(8)(13)	L +			5.00%		9.35%	12/20/2028	—	(4)	(11)	0.00
QW Holding Corporation	(5)(6)(7)	L +			5.50%		9.44%	08/31/2026	8,907	8,791	8,575	0.61
QW Holding Corporation	(5)(7)(13)	L +			5.50%		9.44%	08/31/2026	1,851	1,824	1,767	0.13
QW Holding Corporation	(5)(7)(13)	L +			5.50%		9.44%	08/31/2026	—	(29)	(84)	(0.01)
Sherlock Buyer Corp.	(5)(8)	L +			5.75%		10.48%	12/08/2028	11,061	10,867	10,816	0.77
Sherlock Buyer Corp.	(5)(8)(13)	L +			5.75%		10.48%	12/08/2028	—	(27)	(71)	(0.01)
Sherlock Buyer Corp.	(5)(8)(13)	L +			5.75%		10.48%	12/08/2027	—	(21)	(28)	0.00
Surewerx Purchaser III, Inc.	(5)(8)(10)	S +			6.75%		11.30%	12/28/2029	17,527	17,002	17,002	1.22
Surewerx Purchaser III, Inc.	(5)(8)(10)(13)	S +			6.75%		11.30%	12/28/2029	—	(72)	(72)	(0.01)
Surewerx Purchaser III, Inc.	(5)(8)(10)(13)	S +			6.75%		11.30%	12/28/2028	240	183	183	0.01
Sweep Purchaser, LLC	(5)(7)	L +			5.75%		10.47%	11/30/2026	8,704	8,582	8,239	0.59
Sweep Purchaser, LLC	(5)(7)(13)	L +			5.75%		10.47%	11/30/2026	5,934	5,843	5,601	0.40
Sweep Purchaser, LLC	(5)(7)(13)	L +			5.75%		10.47%	11/30/2026	253	235	178	0.01
Tamarack Intermediate, LLC	(5)(8)	S +			5.75%		9.23%	03/13/2028	5,473	5,375	5,232	0.37
Tamarack Intermediate, LLC	(5)(8)(13)	S +			5.75%		9.23%	03/13/2028	91	76	52	0.00
United Flow Technologies Intermediate Holdco II, LLC	(5)(7)	L +			5.75%		10.17%	10/29/2027	16,972	16,687	16,457	1.18
United Flow Technologies Intermediate Holdco II, LLC	(5)(7)(13)	L +			5.75%		10.17%	10/29/2027	9,668	9,409	9,067	0.65
United Flow Technologies Intermediate Holdco II, LLC	(5)(7)(13)	L +			5.75%		10.17%	10/29/2026	—	(46)	(91)	(0.01)
US Infra Svcs Buyer, LLC	(5)(6)(7)	L +	6.75	% (incl.	0.25	% PIK)	11.67%	04/13/2026	16,193	15,998	15,427	1.10
US Infra Svcs Buyer, LLC	(5)(6)(7)	L +	6.75	% (incl.	0.25	% PIK)	11.67%	04/13/2026	2,285	2,259	2,177	0.16
US Infra Svcs Buyer, LLC	(5)(7)	L +	6.75	% (incl.	0.25	% PIK)	11.67%	04/13/2026	2,250	2,225	2,144	0.15
Valcourt Holdings II, LLC	(5)(7)	S +			5.25%		9.98%	01/07/2027	25,145	24,785	24,850	1.78
Valcourt Holdings II, LLC	(5)(6)(7)	S +			5.25%		9.98%	01/07/2027	9,929	9,783	9,813	0.70
Valcourt Holdings II, LLC	(5)(7)(13)	S +			5.25%		9.98%	01/07/2027	5,738	5,643	5,658	0.40
VRC Companies, LLC	(5)(8)	S +			5.75%		8.52%	06/29/2027	7,540	7,435	7,276	0.52
VRC Companies, LLC	(5)(8)(13)	S +			5.75%		8.52%	06/29/2027	3,074	2,950	2,754	0.20
VRC Companies, LLC	(5)(6)(8)	S +			5.50%		10.65%	06/29/2027	48,840	48,260	47,130	3.37
VRC Companies, LLC	(5)(6)(8)(13)	L +			5.50%		10.22%	06/29/2027	8,214	8,119	7,927	0.57
VRC Companies, LLC	(5)(8)(13)	L +			5.50%		10.22%	06/29/2027	—	(19)	(58)	0.00
										325,020	319,508	22.87

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par			Percentage
						Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Construction & Engineering
KPSKY Acquisition, Inc.	(5)(8)	L +	5.50%	9.89%	10/19/2028	34,211	$33,621	$32,668	2.34%
KPSKY Acquisition, Inc.	(5)(8)(13)	P +	4.53%	12.03%	10/19/2028	4,420	4,311	4,066	0.29
							37,932	36,734	2.63
Containers & Packaging
BP Purchaser, LLC	(5)(8)	L +	5.50%	10.24%	12/11/2028	17,336	17,031	16,185	1.16
Fortis Solutions Group, LLC	(5)(8)	L +	5.50%	9.73%	10/13/2028	26,980	26,513	26,101	1.87
Fortis Solutions Group, LLC	(5)(8)(13)	L +	5.50%	9.73%	10/13/2028	—	(2)	(3)	0.00
Fortis Solutions Group, LLC	(5)(8)(13)	L +	5.50%	9.73%	10/15/2028	—	(7)	(33)	0.00
Fortis Solutions Group, LLC	(5)(8)(13)	L +	5.50%	9.73%	10/15/2027	360	317	272	0.02
							43,852	42,522	3.04
Distributors
48Forty Solutions LLC	(5)(7)	S +	6.00%	10.26%	11/30/2026	1,796	1,728	1,732	0.12
48Forty Solutions LLC	(5)(6)(7)	S +	5.50%	9.76%	11/30/2026	16,106	15,825	15,283	1.09
48Forty Solutions LLC	(5)(7)(13)	S +	5.50%	9.76%	11/30/2026	—	(46)	(139)	(0.01)
ABB Concise Optical Group, LLC	(5)(8)	L +	7.50%	12.67%	02/23/2028	17,977	17,578	17,165	1.23
ABB Concise Optical Group, LLC	(5)(8)(13)	P +	6.50%	13.99%	02/23/2028	1,792	1,752	1,707	0.12
Avalara, Inc.	(5)(8)	S +	7.25%	11.83%	10/19/2028	10,712	10,451	10,451	0.75
Avalara, Inc.	(5)(8)(13)	S +	7.25%	11.83%	10/19/2028	—	(26)	(26)	0.00
PT Intermediate Holdings III, LLC	(5)(8)	L +	5.50%	10.23%	11/01/2028	28,632	28,383	27,804	1.99
PT Intermediate Holdings III, LLC	(5)(8)	L +	5.50%	10.23%	11/01/2028	15,929	15,787	15,469	1.11
Radwell Parent, LLC	(5)(6)(8)	S +	6.75%	11.33%	04/01/2029	32,558	31,607	31,607	2.26
Radwell Parent, LLC	(5)(8)(13)	S +	6.75%	11.33%	04/01/2028	—	(71)	(71)	(0.01)
							122,968	120,982	8.66
Diversified Consumer Services
Assembly Intermediate, LLC	(5)(7)	L +	6.50%	11.23%	10/19/2027	20,741	20,393	19,944	1.43
Assembly Intermediate, LLC	(5)(7)(13)	L +	6.50%	11.23%	10/19/2027	2,904	2,836	2,705	0.19
Assembly Intermediate, LLC	(5)(7)(13)	L +	6.50%	11.23%	10/19/2027	830	796	750	0.05
FPG Intermediate Holdco, LLC	(5)(7)	S +	6.50%	10.92%	03/05/2027	497	488	472	0.03
Heartland Home Services, Inc.	(5)(8)(13)	L +	5.75%	10.10%	12/15/2026	1,877	1,860	1,802	0.13
Lightspeed Solution, LLC	(5)(8)	S +	6.50%	10.82%	03/01/2028	7,585	7,451	7,308	0.52
Lightspeed Solution, LLC	(5)(8)(13)	S +	6.50%	10.82%	03/01/2028	—	(21)	(89)	(0.01)
LUV Car Wash Group, LLC	(5)(7)(13)	L +	5.50%	9.24%	12/09/2026	372	367	359	0.03
LUV Car Wash Group, LLC	(5)(7)	L +	5.50%	9.24%	12/09/2026	349	346	341	0.02
Magnolia Wash Holdings	(5)(7)	S +	6.50%	10.32%	07/14/2028	3,767	3,696	3,608	0.26

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par			Percentage
									Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Magnolia Wash Holdings	(5)(7)	S +			6.50%		10.32%	07/14/2028	706	$692	$676	0.05%
Magnolia Wash Holdings	(5)(7)(13)	S +			6.50%		10.32%	07/14/2028	87	84	81	0.01
Mammoth Holdings, LLC	(5)(6)(7)	S +			6.00%		9.82%	10/16/2023	8,033	8,008	8,033	0.57
Mammoth Holdings, LLC	(5)(7)	S +			6.00%		9.82%	10/16/2023	35,966	35,846	35,966	2.57
Mammoth Holdings, LLC	(5)(7)(13)	S +			6.00%		9.82%	10/16/2023	—	(3)	—	0.00
Spotless Brands, LLC	(5)(7)	S +			6.50%		10.71%	07/25/2028	4,549	4,463	4,371	0.31
Spotless Brands, LLC	(5)(7)	S +			6.50%		10.71%	07/25/2028	860	843	826	0.06
Spotless Brands, LLC	(5)(7)(13)	S +			6.50%		10.71%	07/25/2028	—	(3)	(6)	0.00
										88,142	87,147	6.24
Diversified Financial Services
Applitools, Inc.	(5)(8)(10)	S +			6.25%		10.57%	05/25/2029	3,200	3,143	3,145	0.23
Applitools, Inc.	(5)(8)(10)(13)	S +			6.25%		10.57%	05/25/2028	—	(8)	(7)	0.00
Cerity Partners, LLC	(5)(8)	S +			6.75%		11.32%	12/29/2029	8,617	8,359	8,359	0.60
Cerity Partners, LLC	(5)(8)(13)	S +			6.75%		11.32%	12/29/2029	454	60	60	0.00
SitusAMC Holdings Corp.	(5)(8)	L +			5.50%		10.23%	12/22/2027	3,573	3,542	3,417	0.24
Smarsh, Inc.	(5)(8)	S +			6.50%		11.29%	02/16/2029	4,286	4,208	4,126	0.30
Smarsh, Inc.	(5)(8)(13)	S +			6.50%		11.29%	02/16/2029	536	521	496	0.04
Smarsh, Inc.	(5)(8)(13)	S +			6.50%		11.29%	02/16/2029	—	(5)	(10)	0.00
										19,820	19,586	1.40
Electronic Equipment, Instruments & Components
Abracon Group Holdings, LLC	(5)(8)	S +			5.75%		10.48%	07/06/2028	5,534	5,431	5,249	0.38
Abracon Group Holdings, LLC	(5)(8)(13)	S +			5.75%		10.48%	07/06/2028	—	(9)	(51)	0.00
Abracon Group Holdings, LLC	(5)(8)(13)	S +			5.75%		10.48%	07/06/2028	—	(7)	(21)	0.00
Dwyer Instruments, Inc.	(5)(8)	L +			6.00%		10.73%	07/21/2027	8,059	7,911	7,694	0.55
Dwyer Instruments, Inc.	(5)(8)(13)	L +			6.00%		10.73%	07/21/2027	—	(18)	(92)	(0.01)
Dwyer Instruments, Inc.	(5)(8)(13)	L +			6.00%		10.73%	07/21/2027	158	140	113	0.01
										13,448	12,892	0.92
Food Products
AMCP Pet Holdings, Inc. (Brightpet)	(5)(6)(7)	L +			6.25%		10.98%	10/05/2026	17,150	16,798	16,795	1.20
AMCP Pet Holdings, Inc. (Brightpet)	(5)(7)	L +			6.25%		10.98%	10/05/2026	16,333	15,989	15,995	1.14
AMCP Pet Holdings, Inc. (Brightpet)	(5)(7)	L +			6.25%		10.98%	10/05/2026	5,833	5,721	5,713	0.41
Nellson Nutraceutical, Inc.	(5)(6)(7)	S +			5.75%		10.17%	12/23/2025	23,592	23,439	23,476	1.68
Teasdale Foods, Inc. (Teasdale Latin Foods)	(5)(7)	L +	7.25	% (incl.	1.00	% PIK)	12.29%	12/18/2025	10,812	10,675	9,017	0.65
										72,622	70,996	5.08

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par			Percentage
									Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Health Care Equipment & Supplies
Performance Health & Wellness	(5)(6)(7)	L +			6.00%		10.73%	07/12/2027	9,398	$9,248	$8,956	0.64%
Health Care Providers & Services
Advarra Holdings, Inc.	(5)(8)	S +			5.75%		10.15%	08/24/2029	459	451	434	0.03
Advarra Holdings, Inc.	(5)(8)(13)	S +			5.75%		10.15%	08/24/2029	—	—	(2)	0.00
DCA Investment Holdings, LLC	(5)(6)(8)	S +			6.00%		10.39%	04/03/2028	11,053	10,922	10,887	0.78
DCA Investment Holdings, LLC	(5)(8)(13)	S +			6.00%		10.39%	04/03/2028	2,629	2,572	2,575	0.18
Gateway US Holdings, Inc.	(5)(8)(10)	S +			6.50%		11.23%	09/22/2026	750	744	736	0.05
Gateway US Holdings, Inc.	(5)(8)(10)(13)	S +			6.50%		11.23%	09/22/2026	165	164	162	0.01
Gateway US Holdings, Inc.	(5)(8)(10)(13)	S +			6.50%		11.23%	09/22/2026	17	16	16	0.00
Heartland Veterinary Partners, LLC	(5)(7)	S +			4.75%		9.56%	12/10/2026	1,866	1,851	1,812	0.13
Heartland Veterinary Partners, LLC	(5)(7)(13)	S +			4.75%		9.56%	12/10/2026	2,969	2,936	2,847	0.20
Heartland Veterinary Partners, LLC	(5)(7)(13)	S +			4.75%		9.56%	12/10/2026	—	(3)	(11)	0.00
iCIMS, Inc.	(5)(8)	S +	7.25	% (incl.	3.875	% PIK)	11.52%	08/18/2028	6,568	6,455	6,455	0.46
Intelerad Medical Systems Incorporated	(5)(7)(10)	S +			6.50%		11.23%	08/21/2026	500	486	489	0.03
mPulse Mobile, Inc.	(5)(8)	L +			5.25%		9.32%	12/17/2027	17,500	17,200	16,977	1.21
mPulse Mobile, Inc.	(5)(8)(13)	L +			5.25%		9.32%	12/17/2027	—	(17)	(60)	0.00
mPulse Mobile, Inc.	(5)(8)(13)	L +			5.25%		9.32%	12/17/2027	151	143	136	0.01
Promptcare Infusion Buyer, Inc.	(5)(7)	L +			6.00%		10.22%	09/01/2027	9,073	8,925	8,757	0.63
Promptcare Infusion Buyer, Inc.	(5)(7)(13)	L +			6.00%		10.22%	09/01/2027	881	849	766	0.05
Southern Veterinary Partners, LLC	(5)(7)	S +			5.50%		9.93%	10/05/2027	899	883	854	0.06
Stepping Stones Healthcare Services, LLC	(5)(8)	L +			5.75%		10.48%	01/02/2029	4,342	4,284	4,111	0.29
Stepping Stones Healthcare Services, LLC	(5)(8)(13)	L +			5.75%		10.48%	01/02/2029	511	500	444	0.03
Stepping Stones Healthcare Services, LLC	(5)(8)(13)	P +			4.75%		12.25%	12/30/2026	450	442	417	0.03
Suveto	(5)(8)(13)	L +			5.00%		9.38%	09/09/2027	11,038	10,935	10,461	0.75
Suveto	(5)(8)(13)	L +			5.00%		9.38%	09/09/2027	810	793	764	0.05
Tivity Health, Inc.	(5)(8)	S +			6.00%		10.58%	06/28/2029	3,711	3,658	3,592	0.26
Vardiman Black Holdings, LLC	(5)(9)	S +			7.00%		11.22%	03/18/2027	3,412	3,382	3,227	0.23
Vardiman Black Holdings, LLC	(5)(9)(13)	S +			7.00%		11.22%	03/18/2027	3,907	3,871	3,687	0.26
Vermont Aus Pty Ltd	(5)(8)(10)	S +			5.65%		10.23%	03/23/2028	8,436	8,244	7,927	0.57
										90,686	88,460	6.33
Health Care Technology
Lightspeed Buyer, Inc.	(5)(6)(7)	L +			5.50%		9.98%	02/03/2026	12,669	12,442	12,300	0.88
Lightspeed Buyer, Inc.	(5)(7)	L +			5.50%		9.98%	02/03/2026	9,234	9,053	8,966	0.64
Lightspeed Buyer, Inc.	(5)(7)(13)	L +			5.50%		9.98%	02/03/2026	—	(28)	(118)	(0.01)
										21,467	21,148	1.51

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par			Percentage
						Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Industrial Conglomerates
Excelitas Technologies Corp.	(5)(8)	S +	5.75%	10.12%	08/13/2029	1,378	$1,351	$1,311	0.09%
Excelitas Technologies Corp.	(5)(8)	E +	5.75%	7.55%	08/13/2029	€242	245	246	0.02
Excelitas Technologies Corp.	(5)(8)(13)	S +	5.75%	10.12%	08/13/2029	—	(2)	(13)	0.00
Excelitas Technologies Corp.	(5)(8)(13)	S +	5.75%	10.12%	08/14/2028	74	72	68	0.00
							1,666	1,612	0.12
Insurance Services
Amerilife Holdings, LLC	(5)(8)	S +	5.75%	9.58%	08/31/2029	2,044	2,005	2,005	0.14
Amerilife Holdings, LLC	(5)(8)(13)	S +	5.75%	10.15%	08/31/2029	583	569	569	0.04
Amerilife Holdings, LLC	(5)(8)(13)	S +	5.75%	10.15%	08/31/2028	—	(8)	(8)	0.00
Foundation Risk Partners Corp.	(5)(8)	S +	6.00%	10.68%	10/29/2028	42,966	42,408	42,218	3.02
Foundation Risk Partners Corp.	(5)(8)	S +	6.00%	10.68%	10/29/2028	9,345	9,222	9,182	0.66
Foundation Risk Partners Corp.	(5)(8)(13)	S +	6.00%	10.32%	10/29/2027	1,882	1,827	1,803	0.13
Galway Borrower, LLC	(5)(8)	L +	5.25%	9.98%	09/29/2028	32,271	31,721	30,880	2.21
Galway Borrower, LLC	(5)(8)(13)	L +	5.25%	9.98%	09/29/2028	—	(7)	(13)	0.00
Galway Borrower, LLC	(5)(8)(13)	L +	5.25%	9.98%	09/30/2027	—	(32)	(88)	(0.01)
Higginbotham Insurance Agency, Inc.	(5)(6)(8)	L +	5.25%	9.63%	11/25/2026	18,482	18,287	17,986	1.29
High Street Buyer, Inc.	(5)(6)(8)	L +	6.00%	10.73%	04/14/2028	9,992	9,832	9,702	0.69
High Street Buyer, Inc.	(5)(6)(8)	L +	6.00%	10.73%	04/14/2028	40,125	39,459	38,961	2.79
High Street Buyer, Inc.	(5)(8)(13)	L +	6.00%	10.73%	04/16/2027	—	(31)	(62)	0.00
Integrity Marketing Acquisition, LLC	(5)(6)(8)	L +	6.05%	10.81%	08/27/2025	44,059	43,688	42,808	3.06
Integrity Marketing Acquisition, LLC	(5)(8)	L +	6.05%	10.81%	08/27/2025	24,599	24,373	23,900	1.71
Integrity Marketing Acquisition, LLC	(5)(8)	L +	6.05%	10.81%	08/27/2025	17,290	17,108	16,799	1.20
Keystone Agency Investors	(5)(7)	S +	6.25%	10.98%	05/03/2027	3,516	3,467	3,467	0.25
Keystone Agency Investors	(5)(7)	S +	6.25%	10.98%	05/03/2027	4,047	3,993	3,993	0.29
Majesco	(5)(6)(7)	L +	7.25%	11.98%	09/21/2027	23,421	22,948	22,447	1.61
Majesco	(5)(7)(13)	L +	7.25%	11.98%	09/21/2026	—	(29)	(66)	0.00
Oakbridge Insurance Agency, LLC	(5)(7)	S +	5.75%	10.17%	12/31/2026	1,078	1,062	1,062	0.08
Oakbridge Insurance Agency, LLC	(5)(7)(13)	S +	5.75%	10.17%	12/31/2026	60	56	56	0.00
Oakbridge Insurance Agency, LLC	(5)(7)(13)	S +	5.75%	10.17%	12/31/2026	19	18	18	0.00
Patriot Growth Insurance Services, LLC	(5)(6)(8)	L +	5.50%	8.86%	10/16/2028	61,902	60,837	59,042	4.23
Patriot Growth Insurance Services, LLC	(5)(8)	L +	5.50%	8.86%	10/16/2028	1,089	1,060	1,039	0.07
Patriot Growth Insurance Services, LLC	(5)(8)(13)	L +	5.50%	8.86%	10/16/2028	—	(74)	(207)	(0.01)
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)	S +	6.00%	11.12%	11/01/2028	910	897	866	0.06

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par			Percentage
						Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)(13)	S +	6.00%	11.12%	11/01/2028	1,985	$1,955	$1,874	0.13%
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)	L +	6.00%	11.21%	11/01/2028	17,793	17,638	16,930	1.21
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)(13)	L +	6.00%	11.21%	11/01/2028	4,942	4,899	4,703	0.34
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)(13)	L +	6.00%	11.21%	11/01/2027	—	(7)	(40)	0.00
RSC Acquisition, Inc.	(5)(6)(8)	S +	5.50%	9.97%	10/30/2026	24,774	24,417	23,999	1.72
RSC Acquisition, Inc.	(5)(8)	S +	5.50%	9.97%	10/30/2026	7,961	7,900	7,712	0.55
World Insurance Associates, LLC	(5)(6)(7)	S +	5.75%	10.33%	04/01/2026	33,331	32,499	32,288	2.31
World Insurance Associates, LLC	(5)(6)(7)	S +	5.75%	10.33%	04/01/2026	31,170	30,528	30,194	2.16
World Insurance Associates, LLC	(5)(7)(13)	S +	5.75%	10.33%	04/01/2026	825	808	785	0.06
							455,293	446,804	31.98
Interactive Media & Services
FMG Suite Holdings, LLC	(5)(7)	S +	5.50%	9.34%	10/30/2026	24,060	23,699	23,546	1.69
FMG Suite Holdings, LLC	(5)(7)	S +	5.50%	9.34%	10/30/2026	5,224	5,151	5,112	0.37
FMG Suite Holdings, LLC	(5)(7)(13)	S +	5.50%	9.34%	10/30/2026	551	515	495	0.04
MSM Acquisitions, Inc.	(5)(6)(7)	L +	6.00%	10.75%	12/09/2026	31,570	31,179	30,815	2.21
MSM Acquisitions, Inc.	(5)(7)(13)	L +	6.00%	10.75%	12/09/2026	12,743	12,493	11,878	0.85
MSM Acquisitions, Inc.	(5)(7)(13)	L +	6.00%	10.75%	12/09/2026	1,836	1,784	1,741	0.12
Triple Lift, Inc.	(5)(6)(8)	S +	5.50%	10.12%	05/08/2028	27,580	27,136	26,162	1.87
Triple Lift, Inc.	(5)(8)(13)	S +	5.25%	9.58%	05/08/2028	1,533	1,472	1,328	0.10
							103,429	101,077	7.23
IT Services
Atlas Purchaser, Inc.	(6)(8)	L +	5.25%	9.81%	05/08/2028	8,922	8,778	6,225	0.45
Donuts, Inc.	(5)(6)(7)	S +	6.00%	10.43%	12/29/2027	18,375	18,108	17,910	1.28
Donuts, Inc.	(5)(7)	S +	6.00%	10.43%	12/29/2027	6,735	6,735	6,565	0.47
Donuts, Inc.	(5)(7)(13)	S +	6.00%	10.43%	12/29/2027	—	—	(80)	(0.01)
Govbrands Intermediate, Inc.	(5)(6)(8)	L +	5.50%	10.23%	08/04/2027	39,759	38,962	37,942	2.72
Govbrands Intermediate, Inc.	(5)(8)(13)	L +	5.50%	10.23%	08/04/2027	8,969	8,751	8,367	0.60
Govbrands Intermediate, Inc.	(5)(8)(13)	L +	5.50%	10.23%	08/04/2027	3,814	3,733	3,620	0.26
Long Term Care Group, Inc.	(5)(8)	L +	6.00%	10.34%	09/08/2027	4,963	4,875	4,768	0.34
Recovery Point Systems, Inc.	(5)(6)(7)	S +	6.50%	10.26%	08/12/2026	41,055	40,514	41,002	2.93
Recovery Point Systems, Inc.	(5)(7)(13)	S +	6.50%	10.26%	08/12/2026	—	(48)	(5)	0.00
Redwood Services Group, LLC	(5)(8)	S +	6.00%	10.68%	06/15/2029	10,939	10,732	10,462	0.75
Redwood Services Group, LLC	(5)(8)(13)	S +	6.00%	10.68%	06/15/2029	1,880	1,848	1,766	0.13
Syntax Systems Ltd	(5)(8)(10)	L +	5.50%	10.13%	10/29/2028	35,452	35,146	33,520	2.40
Syntax Systems Ltd	(5)(8)(10)(13)	L +	5.50%	10.13%	10/29/2028	—	(78)	(510)	(0.04)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par			Percentage
						Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Syntax Systems Ltd	(5)(8)(10)(13)	L +	5.61%	10.08%	10/29/2026	2,495	$2,466	$2,291	0.16%
Thrive Buyer, Inc. (Thrive Networks)	(5)(6)(7)	L +	6.00%	10.73%	01/22/2027	20,561	20,258	20,059	1.44
Thrive Buyer, Inc. (Thrive Networks)	(5)(7)	L +	6.00%	10.73%	01/22/2027	17,085	16,820	16,668	1.19
Thrive Buyer, Inc. (Thrive Networks)	(5)(7)(13)	P +	5.00%	12.50%	01/22/2027	264	236	216	0.02
UpStack, Inc.	(5)(7)	L +	5.75%	10.32%	08/20/2027	9,737	9,539	9,444	0.68
UpStack, Inc.	(5)(7)(13)	L +	5.75%	10.32%	08/20/2027	3,292	3,205	3,162	0.23
UpStack, Inc.	(5)(7)(13)	L +	5.75%	10.32%	08/20/2027	—	(19)	(26)	0.00
							230,561	223,366	15.99
Leisure Products
GSM Acquisition Corp. (GSM Outdoors)	(5)(6)(7)	S +	5.00%	9.84%	11/16/2026	17,447	17,319	17,194	1.23
GSM Acquisition Corp. (GSM Outdoors)	(5)(7)	S +	5.00%	9.84%	11/16/2026	4,490	4,446	4,425	0.32
GSM Acquisition Corp. (GSM Outdoors)	(5)(7)(13)	S +	5.00%	9.84%	11/16/2026	—	(39)	(62)	0.00
							21,726	21,557	1.54
Machinery
Answer Acquisition, LLC	(5)(7)	L +	5.50%	10.23%	12/30/2026	10,719	10,541	10,265	0.73
Answer Acquisition, LLC	(5)(7)(13)	L +	5.50%	10.23%	12/30/2026	—	(13)	(35)	0.00
Komline Sanderson Engineering Corp.	(5)(6)(9)	S +	6.00%	11.14%	03/17/2026	4,080	4,045	3,837	0.27
Komline Sanderson Engineering Corp.	(5)(9)(13)	S +	6.00%	11.14%	03/17/2026	—	(72)	(507)	(0.04)
Komline Sanderson Engineering Corp.	(5)(6)(9)	L +	6.00%	10.67%	03/17/2026	16,629	16,507	15,640	1.12
Komline Sanderson Engineering Corp.	(5)(9)	L +	6.00%	10.67%	03/17/2026	19,118	18,984	17,981	1.29
Komline Sanderson Engineering Corp.	(5)(9)(13)	L +	6.00%	10.67%	03/17/2026	2,689	2,659	2,407	0.17
MHE Intermediate Holdings, LLC	(5)(6)(7)	S +	6.25%	9.75%	07/21/2027	121	117	117	0.01
MHE Intermediate Holdings, LLC	(5)(7)	S +	6.50%	11.46%	07/21/2027	4,419	4,332	4,332	0.31
MHE Intermediate Holdings, LLC	(5)(6)(7)	S +	6.25%	9.50%	07/21/2027	28,391	27,937	27,550	1.97
MHE Intermediate Holdings, LLC	(5)(7)	S +	6.25%	9.50%	07/21/2027	3,711	3,650	3,601	0.26
MHE Intermediate Holdings, LLC	(5)(7)(13)	S +	6.00%	10.94%	07/21/2027	350	312	276	0.02
							88,999	85,464	6.12
Multi-Utilities
AWP Group Holdings, Inc.	(5)(6)(7)	L +	4.75%	9.38%	12/22/2027	1,021	1,010	991	0.07
AWP Group Holdings, Inc.	(5)(7)	L +	4.75%	9.41%	12/22/2027	131	130	127	0.01
AWP Group Holdings, Inc.	(5)(7)(13)	L +	4.75%	9.41%	12/22/2026	54	52	49	0.00
Ground Penetrating Radar Systems, LLC	(5)(6)(7)	S +	4.75%	9.39%	06/26/2026	10,306	10,166	10,045	0.72
Ground Penetrating Radar Systems, LLC	(5)(7)(13)	S +	4.75%	9.39%	06/26/2025	459	440	418	0.03
Vessco Midco Holdings, LLC	(5)(6)(7)	L +	4.50%	8.88%	11/02/2026	2,715	2,696	2,679	0.19

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par			Percentage
									Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Vessco Midco Holdings, LLC	(5)(7)	L +			4.50%		8.88%	11/02/2026	1,769	$1,757	$1,746	0.12%
Vessco Midco Holdings, LLC	(5)(7)(13)	P +			3.50%		11.00%	10/18/2026	179	176	173	0.01
										16,427	16,228	1.16
Oil, Gas & Consumable Fuels
Energy Labs Holdings Corp.	(5)(7)	S +			5.25%		9.57%	04/07/2028	388	382	376	0.03
Energy Labs Holdings Corp.	(5)(7)(13)	S +			5.25%		9.57%	04/07/2028	—	—	(2)	0.00
Energy Labs Holdings Corp.	(5)(7)(13)	S +			5.25%		9.57%	04/07/2028	18	17	16	0.00
										399	390	0.03
Pharmaceuticals
Caerus US 1, Inc.	(5)(8)(10)	S +			5.75%		9.83%	05/25/2029	11,121	10,903	10,903	0.78
Caerus US 1, Inc.	(5)(8)(10)(13)	S +			5.75%		9.83%	05/25/2029	—	(16)	(16)	0.00
Caerus US 1, Inc.	(5)(8)(10)(13)	S +			5.75%		9.83%	05/25/2029	293	270	270	0.02
										11,157	11,157	0.80
Professional Services
Abacus Data Holdings, Inc. (AbacusNext)	(5)(6)(7)	L +			6.25%		9.99%	03/10/2027	18,617	18,303	18,479	1.32
Abacus Data Holdings, Inc. (AbacusNext)	(5)(7)	L +			6.25%		9.99%	03/10/2027	1,950	1,935	1,936	0.14
Abacus Data Holdings, Inc. (AbacusNext)	(5)(7)(13)	L +			6.25%		9.99%	03/10/2027	700	677	690	0.05
Bridgepointe Technologies, LLC	(5)(7)	S +			6.50%		11.23%	12/31/2027	15,174	14,570	14,570	1.04
Bridgepointe Technologies, LLC	(5)(7)(13)	S +			6.50%		11.23%	12/31/2027	—	(403)	(403)	(0.03)
Bullhorn, Inc.	(5)(6)(7)	L +			5.75%		10.48%	09/30/2026	12,948	12,847	12,571	0.90
Bullhorn, Inc.	(5)(7)	L +			5.75%		10.48%	09/30/2026	2,723	2,712	2,643	0.19
Bullhorn, Inc.	(5)(7)(13)	L +			5.75%		10.48%	09/30/2026	273	267	256	0.02
Citrin Cooperman Advisors, LLC	(5)(8)	L +			5.00%		9.21%	10/01/2027	20,025	19,695	19,428	1.39
Citrin Cooperman Advisors, LLC	(5)(8)	L +			5.00%		9.21%	10/01/2027	8,582	8,437	8,326	0.60
KWOR Acquisition, Inc.	(5)(8)	L +			5.25%		9.63%	12/22/2028	5,376	5,280	5,096	0.36
KWOR Acquisition, Inc.	(5)(8)(13)	L +			5.25%		9.63%	12/22/2028	—	(44)	(248)	(0.02)
KWOR Acquisition, Inc.	(5)(8)(13)	P +			4.25%		11.75%	12/22/2027	—	(1)	(6)	0.00
Project Boost Purchaser, LLC	(5)(8)	S +			5.25%		9.65%	05/02/2029	5,414	5,364	5,362	0.38
Project Boost Purchaser, LLC	(5)(8)(13)	S +			5.25%		9.65%	05/02/2029	85	79	74	0.01
Project Boost Purchaser, LLC	(5)(8)(13)	S +			5.25%		9.65%	05/02/2028	—	(4)	(4)	0.00
										89,714	88,770	6.35
Real Estate Management & Development
Associations, Inc.	(5)(6)(7)	S +	6.50	% (incl.	2.50	% PIK)	10.36%	07/02/2027	30,525	30,293	29,139	2.09
Associations, Inc.	(5)(7)(13)	S +	6.50	% (incl.	2.50	% PIK)	10.36%	07/02/2027	546	481	218	0.02
Associations, Inc.	(5)(7)(13)	S +	6.50	% (incl.	2.50	% PIK)	10.36%	07/02/2027	—	(14)	(84)	(0.01)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

						Par			Percentage
						Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
MRI Software, LLC	(5)(6)(7)	L +	5.50%	10.23%	02/10/2026	59,485	$59,075	$58,278	4.17%
MRI Software, LLC	(5)(7)(13)	L +	5.50%	10.23%	02/10/2026	—	(12)	(45)	0.00
Pritchard Industries, LLC	(5)(8)	L +	5.50%	10.54%	10/13/2027	25,532	25,108	24,112	1.73
Pritchard Industries, LLC	(5)(8)(13)	L +	5.50%	10.54%	10/13/2027	5,413	5,315	5,074	0.36
Zarya Intermediate, LLC	(5)(7)(10)	S +	6.50%	10.90%	07/01/2027	35,408	35,408	35,344	2.53
Zarya Intermediate, LLC	(5)(7)(10)(13)	S +	6.50%	10.90%	07/01/2027	—	—	(7)	0.00
							155,654	152,029	10.88
Software
Alert Media, Inc.	(5)(6)(7)	S +	5.00%	9.26%	04/12/2027	14,000	13,842	13,534	0.97
Alert Media, Inc.	(5)(7)(13)	S +	5.00%	9.26%	04/10/2026	—	(17)	(58)	0.00
Anaplan, Inc.	(5)(8)	S +	6.50%	10.82%	06/21/2029	24,000	23,546	23,578	1.69
Appfire Technologies, LLC	(5)(7)	S +	5.50%	9.92%	03/09/2027	14,617	14,549	14,063	1.01
Appfire Technologies, LLC	(5)(7)(13)	S +	5.50%	9.92%	03/09/2027	3,696	3,653	3,491	0.25
Appfire Technologies, LLC	(5)(7)(13)	S +	5.50%	9.92%	03/09/2027	10	7	3	0.00
Bottomline Technologies, Inc.	(5)(8)	S +	5.50%	9.83%	05/14/2029	3,192	3,133	3,070	0.22
Bottomline Technologies, Inc.	(5)(8)(13)	S +	5.50%	9.83%	05/15/2028	—	(5)	(10)	0.00
CLEO Communications Holding, LLC	(5)(6)(7)	L +	6.50%	10.74%	06/09/2027	39,998	39,685	38,574	2.76
CLEO Communications Holding, LLC	(5)(7)(13)	L +	6.50%	10.74%	06/09/2027	—	(92)	(445)	(0.03)
Diligent Corporation	(5)(6)(7)	L +	5.75%	10.13%	08/04/2025	27,510	27,337	26,905	1.93
Diligent Corporation	(5)(6)(7)	L +	5.75%	10.13%	08/04/2025	2,201	2,187	2,152	0.15
Diligent Corporation	(5)(7)(13)	L +	6.25%	10.63%	08/04/2025	1,350	1,323	1,251	0.09
GS AcquisitionCo, Inc.	(5)(6)(7)	L +	5.75%	9.91%	05/22/2026	75,927	75,432	74,120	5.30
GS AcquisitionCo, Inc.	(5)(7)	L +	5.75%	9.91%	05/22/2026	—	—	—	0.00
GS AcquisitionCo, Inc.	(5)(7)(13)	L +	5.75%	9.91%	05/22/2026	—	(19)	(58)	0.00
Gurobi Optimization, LLC	(5)(6)(7)	L +	5.00%	9.38%	12/19/2023	13,091	13,048	13,091	0.94
Gurobi Optimization, LLC	(5)(7)(13)	L +	5.00%	9.38%	12/19/2023	—	(5)	—	0.00
Kaseya, Inc.	(5)(8)	S +	5.75%	10.33%	06/25/2029	14,099	13,899	13,484	0.97
Kaseya, Inc.	(5)(8)(13)	S +	5.75%	10.33%	06/25/2029	—	(6)	(37)	0.00
Kaseya, Inc.	(5)(8)(13)	S +	5.75%	10.33%	06/25/2029	—	(12)	(37)	0.00
LegitScript	(5)(8)	S +	5.25%	8.23%	06/24/2029	28,108	27,580	27,580	1.97
LegitScript	(5)(8)(13)	S +	5.25%	9.57%	06/24/2029	—	(68)	(68)	0.00
LegitScript	(5)(8)(13)	S +	5.25%	9.57%	06/24/2028	250	174	174	0.01
Montana Buyer, Inc.	(5)(8)	S +	5.75%	8.70%	07/22/2029	4,131	4,051	3,991	0.29
Montana Buyer, Inc.	(5)(8)(13)	S +	5.75%	8.70%	07/22/2028	—	(9)	(16)	0.00
Netwrix Corporation And Concept Searching, Inc.	(5)(8)	S +	5.00%	9.70%	06/11/2029	4,605	4,562	4,358	0.31

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par			Percentage
									Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Netwrix Corporation And Concept Searching, Inc.	(5)(8)(13)	S +			5.00%		9.70%	06/11/2029	812	$798	$680	0.05%
Netwrix Corporation And Concept Searching, Inc.	(5)(8)(13)	S +			5.00%		9.70%	06/11/2029	—	(4)	(23)	0.00
Oak Purchaser, Inc.	(5)(8)	S +			5.50%		9.48%	04/28/2028	2,792	2,766	2,752	0.20
Oak Purchaser, Inc.	(5)(8)(13)	S +			5.50%		9.48%	04/28/2028	625	609	599	0.04
Oak Purchaser, Inc.	(5)(8)(13)	S +			5.50%		9.48%	04/28/2028	—	(3)	(5)	0.00
Pound Bidco, Inc.	(5)(6)(7)(10)	L +			6.50%		10.67%	01/30/2026	9,012	8,888	8,970	0.64
Pound Bidco, Inc.	(5)(6)(7)(10)(13)	L +			6.50%		10.67%	01/30/2026	—	(14)	(5)	0.00
Project Leopard Holdings, Inc.	(9)(10)	S +			5.25%		9.80%	07/20/2029	6,280	5,862	5,696	0.41
Revalize, Inc.	(5)(7)	S +			5.75%		10.48%	04/15/2027	19,652	19,543	18,737	1.34
Revalize, Inc.	(5)(7)(13)	S +			5.75%		10.48%	04/15/2027	—	(1)	(3)	0.00
Riskonnect Parent, LLC	(5)(8)	S +			5.50%		10.08%	12/07/2028	444	436	427	0.03
Riskonnect Parent, LLC	(5)(8)(13)	S +			5.50%		10.08%	12/07/2028	80	73	55	0.00
Securonix, Inc.	(5)(8)	S +			6.50%		10.10%	04/05/2028	21,010	20,678	20,249	1.45
Securonix, Inc.	(5)(8)(13)	S +			6.50%		10.10%	04/05/2028	—	(58)	(137)	(0.01)
Skykick, Inc.	(5)(7)	L +			7.25%		11.00%	09/01/2027	6,300	6,171	6,142	0.44
Skykick, Inc.	(5)(7)(13)	L +			7.25%		11.00%	09/01/2027	1,470	1,427	1,404	0.10
Trunk Acquisition, Inc.	(5)(7)	L +			5.50%		10.23%	02/19/2027	9,051	8,976	8,638	0.62
Trunk Acquisition, Inc.	(5)(7)(13)	L +			5.50%		10.23%	02/19/2026	—	(6)	(39)	0.00
User Zoom Technologies, Inc.	(5)(8)	S +			5.75%		9.35%	04/05/2029	38,689	37,967	37,965	2.72
										381,883	374,792	26.82
Total First Lien Debt										$2,753,620	$2,694,111	192.81%
Second Lien Debt
Air Freight & Logistics
Omni Intermediate Holdings, LLC	(5)(7)	S +			9.00%		13.69%	12/30/2027	4,500	4,374	4,319	0.31
Auto Components
PAI Holdco, Inc.	(5)(7)	L +	7.50	% (incl.	2.00	% PIK)	11.92%	10/28/2028	26,033	25,444	23,787	1.70
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC	(5)(9)	L +			7.00%		11.73%	03/02/2029	17,000	16,939	16,463	1.18
Infinite Bidco, LLC	(5)(9)(13)	L +			7.00%		11.73%	03/02/2029	—	—	(269)	(0.02)
										16,939	16,194	1.16
Energy Equipment & Services
QBS Parent, Inc.	(5)	L +			8.50%		12.88%	09/21/2026	15,000	14,809	13,569	0.97
Health Care Providers & Services
Heartland Veterinary Partners, LLC	(5)(7)	S +			8.00%		12.81%	12/10/2027	3,960	3,892	3,624	0.26
Heartland Veterinary Partners, LLC	(5)(7)(13)	S +			8.00%		12.81%	12/10/2027	1,452	1,426	1,322	0.09
										5,318	4,946	0.35

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

									Par			Percentage
									Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Maturity Date	Shares	Cost(4)	Fair Value	Assets
Industrial Conglomerates
Aptean, Inc.	(8)	S +			7.00%		11.74%	04/23/2027	5,950	$5,950	$5,459	0.39%

IT Services
Help/Systems Holdings, Inc.	(5)(8)	S +			6.75%		10.94%	11/19/2027	17,500	17,500	16,189	1.16
Idera, Inc.	(5)(8)	L +			6.75%		10.50%	03/02/2029	3,887	3,863	3,642	0.26
Red Dawn SEI Buyer, Inc.	(5)(7)	L +			8.50%		12.67%	11/20/2026	19,000	18,653	17,904	1.28
										40,016	37,735	2.70
Software
Flexera Software, LLC	(5)(7)	L +			7.00%		11.39%	03/03/2029	13,500	13,277	12,584	0.90
Matrix Parent, Inc.	(5)(8)	S +			8.00%		12.55%	03/01/2030	10,667	10,493	9,757	0.70
										23,770	22,341	1.60
Total Second Lien Debt										$136,620	$128,350	9.19%
Other Securities
Unsecured Debt
Familia Intermediate Holdings I Corp. (Teasdale Latin Foods)	(5)(11)				16.25	% PIK		06/18/2026	1,500	1,500	372	0.03
Fetch Insurance Services, LLC (Fetch)	(5)		12.75	% (incl.	3.75	% PIK)		10/31/2027	1,881	1,826	1,826	0.13
Total Unsecured Debt										$3,326	$2,198	0.16%

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

					Par			Percentage
				Acquisition	Amount/			Net of
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Date	Shares	Cost(4)	Fair Value	Assets
Preferred Equity
Diligent Corporation	(5)(12)		10.50%	04/05/2021	5,000	$5,693	$5,766	0.41%
Fortis Solutions Group, LLC	(5)(12)		12.25%	06/24/2022	1,000,000	1,041	1,024	0.07
Integrity Marketing Acquisition, LLC	(5)(12)		10.50%	12/21/2021	3,250,000	3,555	3,165	0.23
Knockout Intermediate Holdings I, Inc.	(5)(12)		11.75%	06/25/2022	2,790	2,895	2,787	0.20
Revalize, Inc.	(5)(7)(12)	S +	10.00%	12/14/2021	2,255	2,391	2,281	0.16
RSK Holdings, Inc. (Riskonnect)	(5)(8)(12)	S +	10.50%	07/07/2022	1,012,200	1,019	1,053	0.08
Skykick, Inc.	(5)(12)			08/31/2021	134,101	1,275	963	0.07
Total Preferred Equity						17,869	17,039	1.22
Common Equity
Abacus Data Holdings, Inc. (AbacusNext)	(5)(12)			03/09/2021	29,441	2,944	2,193	0.16
Amerilife Holdings, LLC	(5)(12)			09/01/2022	873	24	24	—
BP Purchaser, LLC	(5)(12)			12/10/2021	1,233,333	1,233	1,468	0.11
CSC Thrive Holdings, LP (Thrive Networks)	(5)(12)			03/01/2021	160,016	411	640	0.05
Encore Holdings, LLC	(5)(12)			11/23/2021	2,391	275	449	0.03
Frisbee Holding, LP (Fetch)	(5)(12)			10/31/2022	21,744	277	277	0.02
GSM Equity Investors, LP (GSM Outdoors)	(5)(12)			11/16/2020	4,500	450	916	0.07
Help HP SCF Investor, LP (Help/Systems)	(10)(12)			05/12/2021		12,460	14,732	1.05
LUV Car Wash Holdings, LLC	(5)(12)			04/06/2022	116	116	116	0.01
mPulse Mobile, Inc.	(5)(12)			12/17/2021	165,761	1,220	1,281	0.09
PCX Holding Corp.	(5)(12)			04/22/2021	6,538	654	747	0.05
Pet Holdings, Inc. (Brightpet)	(5)(12)			10/06/2020	13,846	1,385	1,028	0.07
Pritchard Industries, Inc.	(5)(12)			10/13/2021	1,700,000	1,700	2,210	0.16
Procure Acquiom Financial, LLC (Procure Analytics)	(5)(12)			12/20/2021	1,000,000	1,000	1,380	0.10
Recovery Point Systems, Inc.	(5)(12)			03/05/2021	1,000,000	1,000	760	0.05
Shelby Co-invest, LP (Spectrum Automotive)	(5)(12)			06/29/2021	8,500	850	1,194	0.09
Surewerx Topco, LP	(5)(10)(12)			12/28/2022	512	512	512	0.04
Suveto Co-Invest, LP	(5)(10)(12)			11/19/2021	17,000	1,700	1,963	0.14
Total Common Equity						28,211	31,890	2.28
Total Other Securities						$49,406	$51,127	3.66%
Total Portfolio Investments						$2,939,646	$2,873,588	205.65%
(1)	Unless otherwise indicated, issuers of debt and equity investments held by the Company (where such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2022, the Company does not “control” any of these portfolio companies. Under the 1940 Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2022, the Company is not an “affiliated person” of any of its portfolio companies.
(2)	Unless otherwise indicated, the Company’s investments are pledged as collateral supporting the amounts outstanding under the Truist Credit Facility (as defined below). See Note 6 “Debt”.

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

(3)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either EURIBOR ("E"), LIBOR ("L") or SOFR ("S") or an alternate base rate (commonly based on the Federal Funds Rate ("F") or the U.S. Prime Rate ("P")), each of which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2022. As of December 31, 2022, the reference rates for our LIBOR-based loans were the 3-month E at 2.13%, the 30-day L at 4.39%, the 90-day L at 4.77%, the 180-day L at 5.14%; the reference rates for our SOFR-based loans were the 30-day S at 4.36%, the 90-day S at 4.59%, the 180-day S at 4.78%; and the reference rate for our Prime rate-based loans were at 7.50%.
(4)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(5)	These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Company’s Board of Directors (the "Board of Directors" or the "Board") (see Note 2 and Note 5), pursuant to the Company’s valuation policy.
(6)	Assets or a portion thereof are pledged as collateral for the BNP Funding Facility (as defined below). See Note 6 “Debt”.
(7)	Loan includes interest rate floor of 1.00%.
(8)	Loan includes interest rate floor of 0.75%.
(9)	Loan includes interest rate floor of 0.50%.
(10)	The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, non-qualifying assets represented 7.1% of total assets as calculated in accordance with regulatory requirements.
(11)	Investment was on non-accrual status as of December 31, 2022.
(12)	Securities exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted securities”. As of December 31, 2022, the aggregate fair value of these securities is $48,929 or 3.5% of the Company’s net assets. The initial acquisition dates have been included for such securities.
(13)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may earn unused commitment fees. Negative cost and fair value, if any, results from unamortized fees, which are capitalized to the cost of the investment. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments as of December 31, 2022:

	Unused		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Fee Rate	Commitment Type	Expiration Date	Commitment	Fair Value
First Lien Debt
365 Retail Markets, LLC	0.50%	Revolver	12/23/2026	$1,200	$(27)
48Forty Solutions LLC	0.50%	Revolver	11/30/2026	2,715	(139)
ABB Concise Optical Group, LLC	0.50%	Revolver	02/23/2028	94	(4)
ARI Network Services, Inc.	0.50%	Revolver	02/28/2025	2,121	(60)
AWP Group Holdings, Inc.	0.50%	Revolver	12/22/2026	104	(3)
Abacus Data Holdings, Inc. (AbacusNext)	0.50%	Revolver	03/10/2027	700	(5)
Abracon Group Holdings, LLC	1.00%	Delayed Draw Term Loan	07/06/2024	1,003	(52)
Abracon Group Holdings, LLC	0.50%	Revolver	07/06/2028	401	(21)
Advarra Holdings, Inc.	1.00%	Delayed Draw Term Loan	08/26/2024	41	(2)
Alert Media, Inc.	0.50%	Revolver	04/10/2026	1,750	(58)
Amerilife Holdings, LLC	1.00%	Delayed Draw Term Loan	08/31/2024	292	(5)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

	Unused		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Fee Rate	Commitment Type	Expiration Date	Commitment	Fair Value
Amerilife Holdings, LLC	0.50%	Revolver	08/31/2028	$437	$(8)
Answer Acquisition, LLC	0.50%	Revolver	12/30/2026	833	(35)
Appfire Technologies, LLC	0.50%	Delayed Draw Term Loan	06/13/2024	1,674	(63)
Appfire Technologies, LLC	0.50%	Revolver	03/09/2027	157	(6)
Applitools, Inc.	0.50%	Revolver	05/25/2028	433	(7)
Assembly Intermediate, LLC	1.00%	Delayed Draw Term Loan	10/19/2023	2,281	(88)
Assembly Intermediate, LLC	0.50%	Revolver	10/19/2027	1,244	(48)
Associations, Inc.	1.00%	Delayed Draw Term Loan	06/10/2024	6,694	(304)
Associations, Inc.	0.50%	Revolver	07/02/2027	1,860	(84)
Atlas Us Finco, Inc.	0.50%	Revolver	12/09/2028	186	(6)
Avalara, Inc.	0.50%	Revolver	10/19/2028	1,071	(26)
Bottomline Technologies, Inc.	0.50%	Revolver	05/15/2028	267	(10)
Bridgepointe Technologies, LLC	0.50%	Delayed Draw Term Loan	09/23/2024	10,116	(403)
Bullhorn, Inc.	0.50%	Revolver	09/30/2026	320	(10)
CLEO Communications Holding, LLC	0.50%	Revolver	06/09/2027	12,502	(445)
Caerus US 1, Inc.	—%	Delayed Draw Term Loan	10/31/2024	1,608	(16)
Caerus US 1, Inc.	0.50%	Revolver	05/25/2029	878	(17)
Cerity Partners, LLC	1.00%	Delayed Draw Term Loan	12/30/2023	12,699	(381)
DCA Investment Holdings, LLC	1.00%	Delayed Draw Term Loan	03/02/2023	1,026	(15)
Diligent Corporation	0.50%	Revolver	08/04/2025	3,150	(69)
Donuts, Inc.	0.25%	Delayed Draw Term Loan	08/14/2023	3,166	(80)
Dwyer Instruments, Inc.	1.00%	Delayed Draw Term Loan	07/01/2024	2,028	(92)
Dwyer Instruments, Inc.	0.50%	Revolver	07/21/2027	855	(39)
Encore Holdings, LLC	0.75%	Delayed Draw Term Loan	11/23/2024	1,469	(35)
Encore Holdings, LLC	0.50%	Revolver	11/23/2027	539	(13)
Energy Labs Holdings Corp.	1.00%	Delayed Draw Term Loan	04/13/2023	47	(1)
Energy Labs Holdings Corp.	0.50%	Revolver	04/07/2028	45	(1)
Excelitas Technologies Corp.	0.50%	Delayed Draw Term Loan	08/11/2024	262	(13)
Excelitas Technologies Corp.	0.50%	Revolver	08/14/2028	57	(3)
FLS Holding, Inc.	0.50%	Revolver	12/17/2027	1,802	(29)
FMG Suite Holdings, LLC	0.50%	Revolver	10/30/2026	2,074	(44)
Fortis Solutions Group, LLC	0.50%	Delayed Draw Term Loan	10/15/2023	76	(2)
Fortis Solutions Group, LLC	0.50%	Delayed Draw Term Loan	06/24/2024	1,000	(33)
Fortis Solutions Group, LLC	0.50%	Revolver	10/15/2027	2,339	(76)
Foundation Risk Partners Corp.	0.38%	Revolver	10/29/2027	2,689	(47)
GS AcquisitionCo, Inc.	0.50%	Revolver	05/22/2026	2,420	(58)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

	Unused		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Fee Rate	Commitment Type	Expiration Date	Commitment	Fair Value
GSM Acquisition Corp.	0.50%	Revolver	11/16/2026	$4,280	$(62)
Galway Borrower, LLC	0.50%	Delayed Draw Term Loan	09/30/2023	298	(12)
Galway Borrower, LLC	0.50%	Revolver	09/30/2027	2,053	(88)
Gateway US Holdings, Inc.	1.00%	Delayed Draw Term Loan	03/09/2024	6	—
Gateway US Holdings, Inc.	0.50%	Revolver	09/22/2026	14	—
Govbrands Intermediate, Inc.	1.00%	Delayed Draw Term Loan	08/04/2023	4,185	(191)
Govbrands Intermediate, Inc.	0.50%	Revolver	08/04/2027	424	(19)
GraphPad Software, LLC	0.50%	Revolver	04/27/2027	1,750	(58)
Ground Penetrating Radar Systems, LLC	0.50%	Revolver	06/26/2025	1,181	(30)
Gurobi Optimization, LLC	0.50%	Revolver	12/19/2023	1,607	—
Heartland Home Services, Inc.	0.75%	Delayed Draw Term Loan	08/10/2023	612	(18)
Heartland Veterinary Partners, LLC	1.00%	Delayed Draw Term Loan	11/17/2023	1,255	(36)
Heartland Veterinary Partners, LLC	0.50%	Revolver	12/10/2026	375	(11)
High Street Buyer, Inc.	0.50%	Revolver	04/16/2027	2,136	(62)
KPSKY Acquisition, Inc.	1.00%	Delayed Draw Term Loan	06/17/2024	3,413	(154)
KWOR Acquisition, Inc.	1.00%	Delayed Draw Term Loan	06/22/2024	4,777	(248)
KWOR Acquisition, Inc.	0.50%	Revolver	12/22/2027	122	(6)
Kaseya, Inc.	0.50%	Delayed Draw Term Loan	06/22/2024	856	(37)
Kaseya, Inc.	0.50%	Revolver	06/25/2029	856	(37)
Komline Sanderson Engineering Corp.	0.50%	Delayed Draw Term Loan	05/27/2024	8,529	(507)
Komline Sanderson Engineering Corp.	0.50%	Revolver	03/17/2026	2,057	(122)
LUV Car Wash Group, LLC	1.00%	Delayed Draw Term Loan	03/14/2024	257	(5)
LegitScript	1.00%	Delayed Draw Term Loan	06/24/2024	7,654	(68)
LegitScript	0.50%	Revolver	06/24/2028	3,917	(72)
Lightspeed Buyer, Inc.	1.00%	Delayed Draw Term Loan	02/28/2023	4,050	(118)
Lightspeed Solution, LLC	0.50%	Delayed Draw Term Loan	03/01/2024	2,439	(89)
MHE Intermediate Holdings, LLC	0.50%	Revolver	07/21/2027	2,150	(64)
MRI Software, LLC	0.50%	Revolver	02/10/2026	2,215	(45)
Magnolia Wash Holdings	0.50%	Revolver	07/14/2028	71	(3)
Majesco	0.50%	Revolver	09/21/2026	1,575	(66)
Mammoth Holdings, LLC	0.50%	Revolver	10/16/2023	953	—
Mantech International CP	0.50%	Delayed Draw Term Loan	09/14/2024	87	(2)
Mantech International CP	0.50%	Revolver	09/14/2028	53	(1)
Montana Buyer, Inc.	0.50%	Revolver	07/22/2028	466	(16)
Netwrix Corporation And Concept Searching, Inc.	0.50%	Delayed Draw Term Loan	06/09/2024	1,652	(89)
Netwrix Corporation And Concept Searching, Inc.	0.50%	Revolver	06/11/2029	431	(23)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

	Unused		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Fee Rate	Commitment Type	Expiration Date	Commitment	Fair Value
Oak Purchaser, Inc.	0.50%	Delayed Draw Term Loan	04/28/2024	$1,236	$(18)
Oak Purchaser, Inc.	0.50%	Revolver	04/28/2028	372	(5)
Oakbridge Insurance Agency, LLC	1.00%	Delayed Draw Term Loan	03/31/2024	399	(3)
Oakbridge Insurance Agency, LLC	0.50%	Revolver	12/31/2026	36	—
Omni Intermediate Holdings, LLC	1.00%	Delayed Draw Term Loan	06/24/2024	732	(31)
Omni Intermediate Holdings, LLC	1.00%	Delayed Draw Term Loan	06/24/2024	173	(7)
Omni Intermediate Holdings, LLC	0.50%	Revolver	12/30/2025	1,065	(45)
PCX Holding Corp.	0.50%	Revolver	04/22/2027	1,296	(42)
PDFTron Systems, Inc.	0.50%	Revolver	07/15/2026	3,850	(128)
Patriot Growth Insurance Services, LLC	0.50%	Revolver	10/16/2028	4,485	(207)
Peter C. Foy & Associates Insurance Services, LLC	1.00%	Delayed Draw Term Loan	12/14/2023	292	(14)
Peter C. Foy & Associates Insurance Services, LLC	0.50%	Revolver	11/01/2027	832	(40)
Pound Bidco, Inc.	0.50%	Revolver	01/30/2026	1,163	(5)
Pritchard Industries, LLC	1.00%	Delayed Draw Term Loan	10/13/2023	691	(38)
Procure Acquireco, Inc. (Procure Analytics)	1.00%	Delayed Draw Term Loan	12/20/2023	794	(35)
Procure Acquireco, Inc. (Procure Analytics)	0.50%	Revolver	12/20/2028	238	(11)
Project Boost Purchaser, LLC	1.00%	Delayed Draw Term Loan	05/02/2024	1,038	(10)
Project Boost Purchaser, LLC	0.50%	Revolver	05/02/2028	449	(4)
Promptcare Infusion Buyer, Inc.	1.00%	Delayed Draw Term Loan	09/01/2023	2,431	(85)
QW Holding Corporation	1.00%	Delayed Draw Term Loan	05/02/2024	394	(15)
QW Holding Corporation	0.50%	Revolver	08/31/2026	2,250	(84)
Randy's Holdings, Inc.	1.00%	Delayed Draw Term Loan	11/01/2024	2,248	(31)
Randy's Holdings, Inc.	0.50%	Revolver	10/31/2027	757	(22)
Radwell Parent, LLC	0.38%	Revolver	04/01/2028	2,442	(71)
Recovery Point Systems, Inc.	0.50%	Revolver	08/12/2026	4,000	(5)
Redwood Services Group, LLC	1.00%	Delayed Draw Term Loan	12/22/2023	729	(32)
Revalize, Inc.	0.50%	Revolver	04/15/2027	71	(3)
Riskonnect Parent, LLC	0.50%	Delayed Draw Term Loan	07/07/2024	558	(21)
RoadOne IntermodaLogistics	1.00%	Delayed Draw Term Loan	06/30/2024	426	(6)
RoadOne IntermodaLogistics	0.50%	Revolver	12/30/2028	255	(8)
Securonix, Inc.	0.50%	Revolver	04/05/2028	3,782	(137)
Sherlock Buyer Corp.	1.00%	Delayed Draw Term Loan	02/08/2023	3,215	(71)
Sherlock Buyer Corp.	0.50%	Revolver	12/08/2027	1,286	(28)
Skykick, Inc.	1.00%	Delayed Draw Term Loan	03/01/2023	1,155	(29)
Smarsh, Inc.	1.00%	Delayed Draw Term Loan	02/18/2024	536	(20)
Smarsh, Inc.	0.50%	Revolver	02/16/2029	268	(10)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

	Unused		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Fee Rate	Commitment Type	Expiration Date	Commitment	Fair Value
MSM Acquisitions, Inc.	1.00%	Delayed Draw Term Loan	01/30/2023	$23,439	$(560)
MSM Acquisitions, Inc.	0.50%	Revolver	12/09/2026	2,112	(51)
Spectrum Automotive Holdings Corp.	1.00%	Delayed Draw Term Loan	06/29/2023	1,917	(112)
Spectrum Automotive Holdings Corp.	0.50%	Revolver	06/29/2027	881	(51)
Spotless Brands, LLC	0.50%	Revolver	07/25/2028	145	(6)
Stepping Stones Healthcare Services, LLC	1.00%	Delayed Draw Term Loan	01/14/2024	737	(39)
Stepping Stones Healthcare Services, LLC	0.50%	Revolver	12/30/2026	175	(9)
Summit Buyer, LLC	1.00%	Delayed Draw Term Loan	06/23/2023	3,304	(146)
Summit Buyer, LLC	0.50%	Revolver	01/14/2026	2,420	(107)
Surewerx Purchaser III, Inc.	0.50%	Revolver	12/28/2028	1,681	(50)
Surewerx Purchaser III, Inc.	1.00%	Delayed Draw Term Loan	06/27/2024	3,601	(72)
Suveto	1.00%	Delayed Draw Term Loan	09/09/2023	5,081	(182)
Suveto	0.50%	Revolver	09/09/2027	486	(18)
Sweep Purchaser, LLC	1.00%	Delayed Draw Term Loan	05/05/2024	273	(15)
Sweep Purchaser, LLC	0.50%	Revolver	11/30/2026	1,153	(62)
Syntax Systems Ltd	1.00%	Delayed Draw Term Loan	10/29/2023	9,356	(510)
Syntax Systems Ltd	0.50%	Revolver	10/29/2026	1,247	(68)
Tamarack Intermediate, LLC	0.50%	Revolver	03/13/2028	808	(36)
Tank Holding Corp.	0.38%	Revolver	03/31/2028	667	(37)
Thrive Buyer, Inc. (Thrive Networks)	0.50%	Revolver	01/22/2027	1,717	(42)
Triple Lift, Inc.	0.25%	Revolver	05/08/2028	2,467	(127)
Trunk Acquisition, Inc.	0.50%	Revolver	02/19/2026	857	(39)
Two Six Labs, LLC	1.00%	Delayed Draw Term Loan	08/20/2023	2,134	(52)
Two Six Labs, LLC	0.50%	Revolver	08/20/2027	2,134	(52)
United Flow Technologies Intermediate Holdco II, LLC	1.00%	Delayed Draw Term Loan	10/29/2023	164	(5)
United Flow Technologies Intermediate Holdco II, LLC	1.00%	Delayed Draw Term Loan	10/29/2023	10,000	(303)
United Flow Technologies Intermediate Holdco II, LLC	0.50%	Revolver	10/29/2026	3,000	(91)
UpStack, Inc.	1.00%	Delayed Draw Term Loan	08/26/2023	1,050	(32)
UpStack, Inc.	0.50%	Revolver	08/20/2027	875	(26)
V Global Holdings, LLC	0.50%	Revolver	12/22/2025	672	(34)
VRC Companies, LLC	0.75%	Delayed Draw Term Loan	01/06/2024	6,059	(212)
VRC Companies, LLC	0.50%	Revolver	06/29/2027	1,653	(58)
Valcourt Holdings II, LLC	1.00%	Delayed Draw Term Loan	01/07/2023	1,121	(13)
Vardiman Black Holdings, LLC	1.25%	Delayed Draw Term Loan	03/18/2024	142	(8)
Vessco Midco Holdings, LLC	0.50%	Revolver	10/18/2026	268	(4)
World Insurance Associates, LLC	0.50%	Revolver	04/01/2026	444	(14)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(In thousands)

	Unused		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Fee Rate	Commitment Type	Expiration Date	Commitment	Fair Value
Zarya Intermediate, LLC	0.50%	Revolver	07/01/2027	$3,649	$(7)
mPulse Mobile, Inc.	1.00%	Delayed Draw Term Loan	02/17/2023	1,996	(60)
mPulse Mobile, Inc.	0.50%	Revolver	12/17/2027	353	(11)
Total First Lien Debt Unfunded Commitments				$305,663	$(9,984)
Second Lien Debt
Heartland Veterinary Partners, LLC	0.50%	Delayed Draw Term Loan	11/17/2023	$88	$(7)
Infinite Bidco, LLC	1.00%	Delayed Draw Term Loan	03/14/2023	8,500	(269)
Total Second Lien Debt Unfunded Commitments				$8,588	$(276)
Total Unfunded Commitments				$314,251	$(10,260)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments

December 31, 2021

(In thousands)

						Par			Percentage
					Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
First Lien Debt
Aerospace and Defense
Jonathan Acquisition Company	(5)(7)	L +	5.00%	6.00%	12/22/2026	2,739	$2,671	$2,671	0.22%
PCX Holding Corp.	(5)(6)(7)	L +	6.25%	7.25%	04/22/2027	18,417	18,250	18,417	1.55
PCX Holding Corp.	(5)(7)(13)	L +	6.25%	7.25%	04/22/2027	7,386	7,309	7,386	0.62
PCX Holding Corp.	(5)(7)(13)	L +	6.25%	7.25%	04/22/2027	—	(16)	—	0.00
Two Six Labs, LLC	(5)(8)	L +	5.50%	6.25%	08/20/2027	11,070	10,859	10,960	0.92
Two Six Labs, LLC	(5)(8)(13)	L +	5.50%	6.25%	08/20/2027	—	(40)	(43)	0.00
Two Six Labs, LLC	(5)(8)(13)	L +	5.50%	6.25%	08/20/2027	—	(40)	(21)	0.00
							38,993	39,370	3.31
Air Freight & Logistics
Omni Intermediate Holdings, LLC	(5)(7)	L +	5.00%	6.00%	12/30/2026	10,621	10,516	10,516	0.88
Omni Intermediate Holdings, LLC	(5)(7)(13)	L +	5.00%	6.00%	12/30/2026	1,195	1,176	1,176	0.10
Omni Intermediate Holdings, LLC	(5)(7)(13)	L +	5.00%	6.00%	12/30/2025	266	256	256	0.02
							11,948	11,948	1.01
Auto Components
CC SAG Holdings Corp. (Spectrum Automotive)	(5)(6)(8)	L +	5.75%	6.50%	06/29/2028	23,890	23,553	23,613	1.99
CC SAG Holdings Corp. (Spectrum Automotive)	(5)(8)(13)	L +	5.75%	6.50%	06/29/2028	2,167	2,105	2,091	0.18
CC SAG Holdings Corp. (Spectrum Automotive)	(5)(8)(13)	L +	5.75%	6.50%	06/29/2027	—	(12)	(10)	0.00
Sonny’s Enterprises, Inc.	(5)(7)	L +	5.50%	6.50%	08/05/2026	7,075	6,938	6,938	0.58
Sonny’s Enterprises, Inc.	(5)(6)(7)	L +	6.75%	7.75%	08/05/2026	5,414	5,321	5,321	0.45
Sonny’s Enterprises, Inc.	(5)(7)(13)	L +	6.75%	7.75%	08/05/2026	14,447	14,203	14,203	1.19
Sonny’s Enterprises, Inc.	(5)(7)(13)	L +	5.50%	6.50%	08/05/2026	—	(410)	(410)	(0.03)
							51,698	51,746	4.35

Automobiles
ARI Network Services, Inc.	(5)(6)(7)	L +	6.50%	7.50%	02/28/2025	20,931	20,563	20,767	1.75
ARI Network Services, Inc.	(5)(6)(7)(13)	L +	6.50%	7.50%	02/28/2025	3,667	3,603	3,639	0.31
ARI Network Services, Inc.	(5)(7)(13)	L +	6.50%	7.50%	02/28/2025	1,333	1,281	1,310	0.11
Summit Buyer, LLC	(5)(7)	L +	5.00%	6.00%	01/14/2026	22,344	21,923	22,167	1.86
Summit Buyer, LLC	(5)(7)(13)	L +	5.00%	6.00%	01/14/2026	18,887	18,416	18,630	1.57
Summit Buyer, LLC	(5)(7)(13)	L +	5.00%	6.00%	01/14/2026	—	(43)	(19)	0.00
Turbo Buyer, Inc.	(5)(7)	L +	6.00%	7.00%	12/02/2025	38,325	37,645	37,580	3.16
Turbo Buyer, Inc.	(5)(7)(13)	L +	6.00%	7.00%	12/02/2025	36,890	36,086	36,142	3.04
Vehlo Purchaser, LLC	(5)(8)	L +	5.00%	5.75%	08/27/2027	27,154	26,638	26,725	2.25

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

						Par			Percentage
					Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Vehlo Purchaser, LLC	(5)(8)(13)	L +	5.00%	5.75%	08/27/2027	7,875	$7,614	$7,568	0.64%
Vehlo Purchaser, LLC	(5)(8)(13)	L +	5.00%	5.75%	08/27/2027	1,167	1,057	1,074	0.09
							174,783	175,583	14.77
Biotechnology
GraphPad Software, LLC	(5)(6)(7)	L +	5.50%	6.50%	04/27/2027	15,110	14,971	14,971	1.26
GraphPad Software, LLC	(5)(7)(13)	L +	6.00%	7.00%	04/27/2027	—	(16)	(16)	0.00
							14,955	14,955	1.26
Commercial Services & Supplies
365 Retail Markets, LLC	(5)(7)	L +	4.75%	5.75%	12/23/2026	17,456	17,167	17,238	1.45
365 Retail Markets, LLC	(5)(7)(13)	L +	4.75%	5.75%	12/23/2026	—	(34)	(34)	0.00
365 Retail Markets, LLC	(5)(7)(13)	L +	4.75%	5.75%	12/23/2026	800	754	765	0.06
Capstone Acquisition Holdings, Inc.	(5)(6)(7)	L +	4.75%	5.75%	11/12/2027	3,460	3,433	3,460	0.29
Capstone Acquisition Holdings, Inc.	(5)(7)(13)	L +	4.75%	5.75%	11/12/2027	194	191	194	0.02
Encore Holdings, LLC	(5)(8)	L +	4.50%	5.25%	11/23/2028	1,868	1,836	1,836	0.15
Encore Holdings, LLC	(5)(8)(13)	L +	4.50%	5.25%	11/23/2028	512	477	477	0.04
Encore Holdings, LLC	(5)(8)(13)	L +	4.50%	5.25%	11/23/2027	—	(9)	(9)	0.00
FLS Holding, Inc.	(5)(7)(10)	L +	5.25%	6.25%	12/17/2028	28,750	28,178	28,178	2.37
FLS Holding, Inc.	(5)(7)(10)(13)	L +	5.25%	6.25%	12/17/2028	—	(62)	(62)	(0.01)
FLS Holding, Inc.	(5)(7)(10)(13)	L +	5.25%	6.25%	12/17/2027	—	(50)	(50)	0.00
KWOR Acquisition, Inc.	(5)(8)	L +	5.25%	6.00%	12/22/2028	878	865	865	0.07
KWOR Acquisition, Inc.	(5)(13)	P +	4.25%	7.50%	12/22/2027	12	10	10	0.00
MHE Intermediate Holdings, LLC	(5)(6)(7)	L +	5.75%	6.75%	07/21/2027	28,678	28,139	28,392	2.39
MHE Intermediate Holdings, LLC	(5)(7)(13)	L +	5.75%	6.75%	07/21/2027	2,160	2,104	2,122	0.18
MHE Intermediate Holdings, LLC	(5)(7)(13)	L +	5.75%	6.75%	07/21/2027	—	(46)	(25)	0.00
PDFTron US Acquisition Corp.	(5)(6)(7)(10)	L +	5.50%	6.50%	07/15/2027	30,723	30,226	29,894	2.52
PDFTron US Acquisition Corp.	(5)(7)(10)(13)	L +	5.50%	6.50%	07/15/2027	6,160	6,044	5,896	0.50
PDFTron US Acquisition Corp.	(5)(7)(10)(13)	L +	5.50%	6.50%	07/15/2026	—	(140)	(208)	(0.02)
Pritchard Industries, LLC	(5)(8)	L +	5.50%	6.25%	10/13/2027	25,789	25,289	25,289	2.13
Pritchard Industries, LLC	(5)(8)(13)	L +	5.50%	6.25%	10/13/2027	—	(59)	(59)	0.00
Procure Acquireco, Inc. (Procure Analytics)	(5)(8)	L +	5.50%	6.25%	12/20/2028	3,968	3,889	3,889	0.33
Procure Acquireco, Inc. (Procure Analytics)	(5)(8)(13)	L +	5.50%	6.25%	12/20/2028	—	(8)	(8)	0.00
Procure Acquireco, Inc. (Procure Analytics)	(5)(8)(13)	L +	5.50%	6.25%	12/20/2028	—	(5)	(5)	0.00
Sherlock Buyer Corp.	(5)(8)	L +	5.75%	6.50%	12/08/2028	11,145	10,923	10,923	0.92
Sherlock Buyer Corp.	(5)(8)(13)	L +	5.75%	6.50%	12/08/2028	—	(32)	(32)	0.00
Sherlock Buyer Corp.	(5)(8)(13)	L +	5.75%	6.50%	12/08/2027	—	(25)	(25)	0.00

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

						Par			Percentage
					Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Sweep Purchaser, LLC	(5)(7)	L +	5.75%	6.75%	11/30/2026	8,793	$8,644	$8,644	0.73%
Sweep Purchaser, LLC	(5)(7)(13)	L +	5.75%	6.75%	11/30/2026	5,029	4,942	4,942	0.42
Sweep Purchaser, LLC	(5)(13)	P +	4.75%	8.00%	11/30/2026	450	427	427	0.04
United Flow Technologies Intermediate Holdco II, LLC	(5)(7)	L +	5.75%	6.75%	10/29/2027	17,100	16,766	16,766	1.41
United Flow Technologies Intermediate Holdco II, LLC	(5)(7)(13)	L +	5.75%	6.75%	10/29/2027	2,400	2,280	2,280	0.19
United Flow Technologies Intermediate Holdco II, LLC	(5)(7)(13)	L +	5.75%	6.75%	10/29/2026	—	(58)	(58)	0.00
US Infra Svcs Buyer, LLC	(5)(6)(7)	L +	6.50%	7.50%	04/13/2026	16,991	16,734	16,903	1.42
US Infra Svcs Buyer, LLC	(5)(7)(13)	L +	6.50%	7.50%	04/13/2026	2,398	2,246	2,343	0.20
US Infra Svcs Buyer, LLC	(5)(7)(13)	L +	6.50%	7.50%	04/13/2026	2,025	1,993	2,013	0.17
Valcourt Holdings II, LLC	(5)(6)(7)	L +	5.50%	6.50%	01/07/2027	35,431	34,816	35,431	2.98
Valcourt Holdings II, LLC	(5)(7)(13)	L +	5.50%	6.50%	01/07/2027	2,521	2,405	2,521	0.21
Vessco Midco Holdings, LLC	(5)(6)(7)	L +	4.50%	5.50%	11/02/2026	2,735	2,713	2,735	0.23
Vessco Midco Holdings, LLC	(5)(7)(13)	L +	4.50%	5.50%	11/02/2026	1,472	1,457	1,472	0.12
Vessco Midco Holdings, LLC	(5)(13)	P +	3.50%	6.75%	10/18/2026	20	16	20	0.00
VRC Companies, LLC	(5)(6)(8)	L +	5.50%	6.25%	06/29/2027	49,335	48,644	48,921	4.12
VRC Companies, LLC	(5)(6)(8)(13)	L +	5.50%	6.25%	06/29/2027	3,263	3,148	3,193	0.27
VRC Companies, LLC	(5)(8)(13)	L +	5.50%	6.25%	06/29/2027	—	(23)	(14)	0.00
							306,205	307,450	25.87
Construction & Engineering
KPSKY Acquisition, Inc.	(5)(8)	L +	5.50%	6.25%	10/19/2028	34,557	33,882	33,882	2.85
KPSKY Acquisition, Inc.	(5)(13)	P +	4.50%	7.75%	10/19/2028	1,975	1,917	1,917	0.16
							35,799	35,799	3.01
Containers & Packaging
BP Purchaser, LLC	(5)(8)	L +	5.50%	6.25%	12/10/2028	17,467	17,120	17,120	1.44
Fortis Solutions Group, LLC	(5)(8)	L +	5.50%	6.25%	10/13/2028	19,430	19,051	19,051	1.60
Fortis Solutions Group, LLC	(5)(8)(13)	L +	5.50%	6.25%	10/13/2028	—	(76)	(76)	(0.01)
Fortis Solutions Group, LLC	(5)(8)(13)	L +	5.50%	6.25%	10/15/2027	—	(52)	(52)	0.00
							36,043	36,043	3.03
Distributors
PT Intermediate Holdings III, LLC	(5)(8)	L +	5.50%	6.25%	11/01/2028	17,400	17,228	17,228	1.45
PT Intermediate Holdings III, LLC	(5)(8)(13)	L +	5.50%	6.25%	11/01/2028	11,521	11,408	11,408	0.96
							28,636	28,636	2.41
Diversified Consumer Services
Mammoth Holdings, LLC	(5)(6)(7)	L +	6.00%	7.00%	10/16/2023	8,117	8,058	8,117	0.68
Mammoth Holdings, LLC	(5)(7)(13)	L +	6.00%	7.00%	10/16/2023	28,858	28,590	28,858	2.43

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

									Par			Percentage
								Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Mammoth Holdings, LLC	(5)(7)(13)	L +			6.00%		7.00%	10/16/2023	—	$(6)	$—	0.00%
										36,642	36,975	3.11

Diversified Financial Services
SitusAMC Holdings Corporation	(5)(8)	L +			5.75%		6.50%	12/22/2027	3,600	3,564	3,564	0.30
Food Products
AMCP Pet Holdings, Inc. (Brightpet)	(5)(6)(7)	L +			6.25%		7.25%	10/05/2026	33,825	32,969	33,527	2.82
AMCP Pet Holdings, Inc. (Brightpet)	(5)(7)(13)	L +			6.25%		7.25%	10/05/2026	—	(119)	(44)	0.00
AMCP Pet Holdings, Inc. (Brightpet)	(5)(7)(13)	L +			6.25%		7.25%	10/05/2026	3,938	3,796	3,886	0.33
Nellson Nutraceutical, Inc.	(5)(6)(7)	L +			5.25%		6.25%	12/23/2023	24,606	24,292	24,606	2.07
Nellson Nutraceutical, Inc.	(5)(6)	P +			4.25%		7.50%	12/23/2023	66	65	66	0.01
Teasdale Foods, Inc. (Teasdale Latin Foods)	(5)(7)	L +	6.25	%;	1.00	% PIK	8.25%	12/18/2025	11,148	10,965	10,029	0.84
										71,968	72,070	6.06
Health Care Equipment & Supplies
Performance Health Holdings, Inc.	(5)(6)(7)	L +			6.00%		7.00%	07/12/2027	10,474	10,278	10,474	0.88
Health Care Providers & Services
Bearcat Buyer, Inc.	(5)(6)(7)	L +			4.75%		5.75%	07/09/2026	6,843	6,700	6,843	0.58
Bearcat Buyer, Inc.	(5)(7)(13)	L +			4.75%		5.75%	07/09/2026	6,262	6,122	6,262	0.53
DCA Investment Holdings, LLC	(5)(6)(8)	L +			6.25%		7.00%	03/12/2027	11,175	11,027	11,175	0.94
DCA Investment Holdings, LLC	(5)(8)(13)	L +			6.25%		7.00%	03/12/2027	1,079	1,053	1,079	0.09
Heartland Veterinary Partners, LLC	(5)(7)	L +			4.75%		5.75%	12/10/2026	1,885	1,866	1,866	0.16
Heartland Veterinary Partners, LLC	(5)(7)(13)	L +			4.75%		5.75%	12/10/2026	424	383	383	0.03
Heartland Veterinary Partners, LLC	(5)(7)(13)	L +			4.75%		5.75%	12/10/2026	—	(4)	(4)	0.00
mPulse Mobile, Inc.	(5)(8)	L +			5.25%		6.00%	12/17/2027	17,500	17,152	17,152	1.44
mPulse Mobile, Inc.	(5)(8)(13)	L +			5.25%		6.00%	12/17/2027	—	(20)	(20)	0.00
mPulse Mobile, Inc.	(5)(8)(13)	L +			5.25%		6.00%	12/17/2027	—	(10)	(10)	0.00
Promptcare Infusion Buyer, Inc.	(5)(7)	L +			6.00%		7.00%	09/01/2027	9,165	8,990	8,948	0.75
Promptcare Infusion Buyer, Inc.	(5)(7)(13)	L +			6.00%		7.00%	09/01/2027	837	792	745	0.06
Suveto Buyer, LLC	(5)(8)(13)	L +			4.25%		5.00%	09/09/2027	7,755	7,643	7,608	0.64
Suveto Buyer, LLC	(5)(13)	P +			3.25%		6.50%	09/09/2027	590	575	575	0.05
										62,269	62,602	5.27
Health Care Technology
Lightspeed Buyer, Inc.	(5)(6)(7)	L +			5.75%		6.75%	02/03/2026	12,797	12,506	12,229	1.03
Lightspeed Buyer, Inc.	(5)(7)(13)	L +			5.75%		6.75%	02/03/2026	9,328	9,056	8,734	0.73
										21,562	20,963	1.76

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

						Par			Percentage
					Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Industrial Conglomerates
Electrical Source Holdings LLC	(5)(6)(8)	L +	5.50%	6.25%	11/25/2025	29,550	$29,330	$29,550	2.49%
Electrical Source Holdings LLC	(5)(6)(8)(13)	L +	5.50%	6.25%	11/25/2025	6,538	6,449	6,538	0.55
Electrical Source Holdings LLC	(5)(8)(13)	L +	5.50%	6.25%	11/25/2025	197	179	197	0.02
							35,958	36,285	3.05
Insurance
Foundation Risk Partners, Corp.	(5)(8)	L +	5.75%	6.50%	10/29/2028	43,291	42,654	42,654	3.59
Foundation Risk Partners, Corp.	(5)(8)(13)	L +	5.75%	6.50%	10/29/2028	5,378	5,269	5,269	0.44
Foundation Risk Partners, Corp.	(5)(8)(13)	L +	5.75%	6.50%	10/29/2027	—	(67)	(67)	(0.01)
Galway Borrower, LLC	(5)(8)	L +	5.25%	6.00%	09/29/2028	26,722	26,203	26,260	2.21
Galway Borrower, LLC	(5)(8)(13)	L +	5.25%	6.00%	09/29/2028	1,843	1,766	1,736	0.15
Galway Borrower, LLC	(5)(8)(13)	L +	5.25%	6.00%	09/30/2027	—	(39)	(35)	0.00
Higginbotham Insurance Agency, Inc.	(5)(6)(8)	L +	5.50%	6.25%	11/25/2026	14,558	14,374	14,413	1.21
Higginbotham Insurance Agency, Inc.	(5)(8)(13)	L +	5.50%	6.25%	11/25/2026	4,110	4,055	4,069	0.34
High Street Buyer, Inc.	(5)(6)(8)	L +	6.00%	6.75%	04/14/2028	10,093	9,908	10,093	0.85
High Street Buyer, Inc.	(5)(6)(8)(13)	L +	6.00%	6.75%	04/14/2028	37,138	36,402	37,138	3.12
High Street Buyer, Inc.	(5)(8)(13)	L +	6.00%	6.75%	04/16/2027	—	(38)	—	0.00
Integrity Marketing Acquisition, LLC	(5)(6)(8)(13)	L +	5.50%	6.25%	08/27/2025	58,911	58,193	58,193	4.90
Integrity Marketing Acquisition, LLC	(5)(7)(13)	L +	5.75%	6.75%	08/27/2025	24,849	24,545	24,545	2.07
Keystone Agency Investors	(5)(7)	L +	5.50%	6.50%	05/03/2027	2,003	1,973	1,974	0.17
Keystone Agency Investors	(5)(7)(13)	L +	5.50%	6.50%	05/03/2027	—	(38)	(38)	0.00
Majesco	(5)(6)(7)	L +	7.25%	8.25%	09/21/2027	23,660	23,104	23,660	1.99
Majesco	(5)(7)(13)	L +	7.25%	8.25%	09/21/2026	—	(37)	—	0.00
Patriot Growth Insurance Services, LLC	(5)(6)(8)	L +	5.50%	6.25%	10/14/2028	45,812	44,918	44,918	3.78
Patriot Growth Insurance Services, LLC	(5)(7)(13)	L +	5.75%	6.75%	10/16/2028	—	(171)	(171)	(0.01)
Patriot Growth Insurance Services, LLC	(5)(8)(13)	L +	5.50%	6.25%	10/14/2027	—	(86)	(86)	(0.01)
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)	L +	6.00%	6.75%	11/01/2028	17,972	17,796	17,796	1.50
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)(13)	L +	6.00%	6.75%	11/01/2028	3,433	3,392	3,392	0.29
Peter C. Foy & Associates Insurance Services, LLC	(5)(8)(13)	L +	6.00%	6.75%	11/01/2027	—	(8)	(8)	0.00
RSC Acquisition, Inc.	(5)(6)(8)	L +	5.50%	6.25%	10/30/2026	18,667	18,287	18,484	1.56
RSC Acquisition, Inc.	(5)(8)(13)	L +	5.50%	6.25%	10/30/2026	5,911	5,772	5,772	0.49
World Insurance Associates, LLC	(5)(6)(7)	L +	5.75%	6.75%	04/01/2026	33,658	32,601	32,996	2.78
World Insurance Associates, LLC	(5)(6)(7)(13)	L +	5.75%	6.75%	04/01/2026	31,487	30,671	30,868	2.60
World Insurance Associates, LLC	(5)(7)(13)	L +	5.75%	6.75%	04/01/2026	95	74	70	0.01
							401,473	403,895	33.98

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

						Par			Percentage
					Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Interactive Media & Services
FMG Suite Holdings, LLC	(5)(7)	L +	5.50%	6.50%	10/30/2026	22,253	$21,854	$22,171	1.87%
FMG Suite Holdings, LLC	(5)(7)(13)	L +	5.50%	6.50%	10/30/2026	—	(92)	(19)	0.00
FMG Suite Holdings, LLC	(5)(7)(13)	L +	5.50%	6.50%	10/30/2026	—	(46)	(10)	0.00
MSM Acquisitions, Inc.	(5)(6)(7)	L +	6.00%	7.00%	12/09/2026	31,890	31,412	31,571	2.66
MSM Acquisitions, Inc.	(5)(7)(13)	L +	6.00%	7.00%	12/09/2026	9,782	9,488	9,419	0.79
MSM Acquisitions, Inc.	(5)(13)	P +	5.00%	8.25%	12/09/2026	365	300	326	0.03
Triple Lift, Inc.	(5)(6)(8)	L +	5.75%	6.50%	05/08/2028	27,860	27,345	27,604	2.32
Triple Lift, Inc.	(5)(8)(13)	L +	5.75%	6.50%	05/08/2028	—	(72)	(37)	0.00
							90,189	91,025	7.66
IT Services
Atlas Purchaser, Inc.	(6)(8)	L +	5.25%	6.00%	05/08/2028	17,413	17,090	17,064	1.44
Donuts, Inc.	(5)(6)(7)	L +	6.00%	7.00%	12/29/2026	18,563	18,237	18,563	1.56
Govbrands Intermediate, Inc.	(5)(6)(8)	L +	5.50%	6.25%	08/04/2027	40,162	39,214	39,214	3.30
Govbrands Intermediate, Inc.	(5)(8)(13)	L +	5.50%	6.25%	08/04/2027	9,059	8,795	8,795	0.74
Govbrands Intermediate, Inc.	(5)(8)(13)	L +	5.50%	6.25%	08/04/2027	—	(99)	(99)	(0.01)
Recovery Point Systems, Inc.	(5)(6)(7)	L +	6.50%	7.50%	08/12/2026	41,475	40,805	41,475	3.49
Recovery Point Systems, Inc.	(5)(7)(13)	L +	6.50%	7.50%	08/12/2026	—	(61)	—	0.00
Syntax Systems Ltd	(5)(8)(10)	L +	5.50%	6.25%	10/29/2028	35,811	35,460	35,460	2.98
Syntax Systems Ltd	(5)(8)(10)(13)	L +	5.50%	6.25%	10/29/2028	—	(91)	(91)	(0.01)
Syntax Systems Ltd	(5)(8)(10)(13)	L +	5.50%	6.25%	10/29/2026	1,637	1,601	1,601	0.13
Thrive Buyer, Inc. (Thrive Networks)	(5)(6)(7)	L +	6.00%	7.00%	01/22/2027	20,770	20,402	20,402	1.72
Thrive Buyer, Inc. (Thrive Networks)	(5)(7)(13)	L +	6.00%	7.00%	01/22/2027	8,031	7,763	7,763	0.65
Thrive Buyer, Inc. (Thrive Networks)	(5)(7)(13)	L +	6.00%	7.00%	01/22/2027	—	(35)	(35)	0.00
Upstack Holdco, Inc.	(5)(7)	L +	6.00%	7.00%	08/20/2027	9,844	9,609	9,635	0.81
Upstack Holdco, Inc.	(5)(7)(13)	L +	6.00%	7.00%	08/20/2027	3,325	3,223	3,232	0.27
Upstack Holdco, Inc.	(5)(7)(13)	L +	6.00%	7.00%	08/20/2027	—	(23)	(19)	0.00
							201,890	202,960	17.08

Leisure Products

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

						Par			Percentage
					Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread		Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
GSM Acquisition Corp. (GSM Outdoors)	(5)(6)(7)	L +	5.00%	6.00%	11/16/2026	47,701	$47,196	$47,701	4.01%
GSM Acquisition Corp. (GSM Outdoors)	(5)(7)(13)	L +	5.00%	6.00%	11/16/2026	7,199	7,096	7,199	0.61
							54,292	54,900	4.62
Machinery
Answer Target Holdco, LLC	(5)(7)	L +	6.00%	7.00%	12/30/2026	10,827	10,611	10,611	0.89
Answer Target Holdco, LLC	(5)(7)(13)	L +	6.00%	7.00%	12/30/2026	—	(16)	(16)	0.00
Komline-Sanderson Group, Inc.	(5)(9)	L +	6.00%	6.50%	03/17/2026	16,798	16,643	16,462	1.39
Komline-Sanderson Group, Inc.	(5)(9)(13)	L +	6.00%	6.50%	03/17/2026	19,263	19,090	18,877	1.59
Komline-Sanderson Group, Inc.	(5)(9)(13)	L +	6.00%	6.50%	03/17/2026	2,294	2,254	2,199	0.19
							48,582	48,133	4.05
Multi-Utilities
AWP Group Holdings, Inc.	(5)(6)(7)	L +	4.75%	5.75%	12/22/2027	899	888	899	0.08
AWP Group Holdings, Inc.	(5)(7)(13)	L +	4.75%	5.75%	12/22/2027	132	129	132	0.01
AWP Group Holdings, Inc.	(5)(7)(13)	L +	4.75%	5.75%	12/22/2026	43	41	43	0.00
Ground Penetrating Radar Systems, LLC	(5)(6)(7)	L +	4.75%	5.75%	06/26/2026	8,771	8,619	8,771	0.74
Ground Penetrating Radar Systems, LLC	(5)(7)(13)	L +	4.75%	5.75%	06/26/2025	755	728	755	0.06
							10,405	10,600	0.89
Professional Services
Abacus Data Holdings, Inc. (AbacusNext)	(5)(6)(7)	L +	6.25%	7.25%	03/10/2027	18,806	18,428	18,806	1.58
Abacus Data Holdings, Inc. (AbacusNext)	(5)(7)(13)	L +	6.25%	7.25%	03/10/2027	—	(34)	—	0.00
Abacus Data Holdings, Inc. (AbacusNext)	(5)(7)(13)	L +	6.25%	7.25%	03/10/2027	210	181	210	0.02
Bullhorn, Inc.	(5)(6)(7)	L +	5.75%	6.75%	09/30/2026	9,675	9,573	9,629	0.81
Bullhorn, Inc.	(5)(7)(13)	L +	5.75%	6.75%	09/30/2026	—	(25)	(25)	0.00
Bullhorn, Inc.	(5)(7)(13)	L +	5.75%	6.75%	09/30/2026	—	(6)	(3)	0.00
Citrin Cooperman Advisors, LLC	(5)(8)	L +	5.00%	5.75%	10/01/2027	20,176	19,787	19,787	1.66
Citrin Cooperman Advisors, LLC	(5)(8)(13)	L +	5.00%	5.75%	10/01/2027	—	(83)	(83)	(0.01)
Citrin Cooperman Advisors, LLC	(5)(8)(13)	L +	5.00%	5.75%	10/01/2027	—	(469)	(469)	(0.04)
IQN Holding Corp., dba Beeline	(5)(6)(7)	L +	5.50%	6.50%	08/20/2024	44,355	44,205	44,355	3.73
IQN Holding Corp., dba Beeline	(5)(7)(13)	L +	5.50%	6.50%	08/21/2023	—	(10)	—	0.00
							91,547	92,207	7.76

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

									Par			Percentage
								Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Real Estate Management & Development
Associations, Inc.	(5)(6)(7)	L +	4.00	%;	2.50	% PIK	7.50%	07/02/2027	15,853	$15,706	$15,853	1.33%
Associations, Inc.	(5)(7)(13)	L +	4.00	%;	2.50	% PIK	7.50%	07/02/2027	2,723	2,698	2,723	0.23
Associations, Inc.	(5)(7)(13)	L +			6.50%		7.50%	07/02/2027	11,187	11,083	11,187	0.94
Associations, Inc.	(5)(7)(13)	L +			6.50%		7.50%	07/02/2027	—	(17)	—	0.00
MRI Software, LLC	(5)(7)	L +			5.50%		6.50%	02/10/2026	49,090	48,603	49,090	4.13
MRI Software, LLC	(5)(6)(7)(13)	L +			5.50%		6.50%	02/10/2026	362	338	362	0.03
MRI Software, LLC	(5)(7)(13)	L +			5.50%		6.50%	02/10/2026	—	(15)	—	0.00
Zarya Intermediate, LLC	(5)(6)(7)	L +			6.50%		7.50%	07/01/2027	24,500	24,043	24,500	2.06
Zarya Intermediate, LLC	(5)(7)(13)	L +			6.50%		7.50%	07/01/2027	19,250	18,884	19,250	1.62
Zarya Intermediate, LLC	(5)(7)(13)	L +			6.50%		7.50%	07/01/2027	—	(86)	—	0.00
										121,237	122,965	10.35
Software
Alert Media, Inc.	(5)(6)(7)	L +			5.00%		6.00%	04/12/2027	14,000	13,811	13,657	1.15
Alert Media, Inc.	(5)(7)(13)	L +			5.00%		6.00%	04/10/2026	—	(22)	(43)	0.00
Appfire Technologies, LLC	(5)(7)	L +			5.50%		6.50%	03/09/2027	4,663	4,643	4,663	0.39
Appfire Technologies, LLC	(5)(7)(13)	L +			5.50%		6.50%	03/09/2027	—	(59)	—	0.00
Assembly Intermediate, LLC	(5)(7)	L +			7.00%		8.00%	10/19/2027	20,741	20,337	20,337	1.71
Assembly Intermediate, LLC	(5)(7)(13)	L +			7.00%		8.00%	10/19/2027	1,244	1,182	1,182	0.10
Assembly Intermediate, LLC	(5)(7)(13)	L +			7.00%		8.00%	10/19/2027	—	(40)	(40)	0.00
CLEO Communications Holding, LLC	(5)(6)(7)	L +			6.75%		7.75%	06/09/2027	39,998	39,628	39,366	3.31
CLEO Communications Holding, LLC	(5)(7)(13)	L +			6.75%		7.75%	06/09/2027	—	(113)	(197)	(0.02)
Cordeagle US Finco, Inc.	(5)(7)(10)	L +			6.75%		7.75%	07/30/2027	18,200	17,856	18,200	1.53
Cordeagle US Finco, Inc.	(5)(7)(10)(13)	L +			6.75%		7.75%	07/30/2027	—	(52)	—	0.00
Diligent Corporation	(5)(6)(7)	L +			5.75%		6.75%	08/04/2025	27,790	27,555	27,790	2.34
Diligent Corporation	(5)(6)(7)(13)	L +			5.75%		6.75%	08/04/2025	860	826	860	0.07
Diligent Corporation	(5)(7)(13)	L +			5.75%		6.75%	08/04/2025	—	(37)	—	0.00
GS AcquisitionCo, Inc.	(5)(6)(7)	L +			5.75%		6.75%	05/22/2026	69,710	69,108	69,361	5.84
GS AcquisitionCo, Inc.	(5)(7)(13)	L +			5.75%		6.75%	05/22/2026	—	(26)	(54)	0.00
GS AcquisitionCo, Inc.	(5)(7)(13)	L +			5.75%		6.75%	05/22/2026	1,149	1,125	1,137	0.10

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

									Par			Percentage
								Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread					Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Gurobi Optimization, LLC	(5)(6)(7)	L +			5.00%		6.00%	12/19/2023	13,226	$13,139	$13,226	1.11%
Gurobi Optimization, LLC	(5)(7)(13)	L +			5.00%		6.00%	12/19/2023	—	(10)	—	0.00
Pound Bidco, Inc.	(5)(6)(7)(10)	L +			6.50%		7.50%	01/30/2026	9,012	8,854	8,854	0.74
Pound Bidco, Inc.	(5)(6)(7)(10)(13)	L +			6.50%		7.50%	01/30/2026	—	(19)	(19)	0.00
Revalize, Inc.	(5)(7)(13)	L +			5.25%		6.25%	04/15/2027	19,715	19,570	19,512	1.64
Revalize, Inc.	(5)(7)(13)	L +			5.25%		6.25%	04/15/2027	—	(1)	(1)	0.00
Skykick, Inc.	(5)(7)	L +			7.25%		8.25%	09/01/2027	6,300	6,149	6,149	0.52
Skykick, Inc.	(5)(7)(13)	L +			7.25%		8.25%	09/01/2027	—	(31)	(31)	0.00
Trunk Acquisition, Inc.	(5)(7)	L +			6.00%		7.00%	02/19/2027	9,143	9,052	9,052	0.76
Trunk Acquisition, Inc.	(5)(7)(13)	L +			6.00%		7.00%	02/19/2026	—	(9)	(9)	0.00
										252,416	252,952	21.28
Total First Lien Debt										$2,213,332	$2,224,100	187.12%
Second Lien Debt
Auto Components
PAI Holdco, Inc.	(5)(7)	L +	5.50	%,	2.00	% PIK	8.50%	10/28/2028	25,509	24,843	25,509	2.15
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC	(5)(9)	L +			7.00%		7.50%	03/02/2029	17,000	16,931	17,000	1.43
Infinite Bidco, LLC	(5)(9)(13)	L +			7.00%		7.50%	03/02/2029	—	(19)	—	0.00
										16,912	17,000	1.43
Energy Equipment & Services
QBS Parent, Inc.	(5)	L +			8.50%		8.72%	09/21/2026	15,000	14,769	14,748	1.24
Health Care Providers & Services
Heartland Veterinary Partners, LLC	(5)(7)	L +			8.00%		9.00%	12/10/2027	3,960	3,881	3,882	0.33
Heartland Veterinary Partners, LLC	(5)(7)(13)	L +			8.00%		9.00%	12/10/2027	585	574	574	0.05
										4,455	4,456	0.37
Industrial Conglomerates
Aptean, Inc.	(5)(8)	L +			7.00%		7.75%	04/23/2027	5,950	5,950	5,950	0.50
IT Services
Help/Systems Holdings, Inc.	(5)(8)	L +			6.75%		7.50%	11/19/2027	17,500	17,500	17,500	1.47

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

							Par			Percentage
						Maturity	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate and Spread			Interest Rate(3)	Date	Shares	Cost(4)	Fair Value	Assets
Idera, Inc.	(5)(8)	L +	6.75%		7.50%	03/02/2029	3,887	$3,860	$3,887	0.33%
Red Dawn SEI Buyer, Inc.	(5)(7)	L +	8.50%		9.50%	11/20/2026	19,000	18,584	19,000	1.60
								39,944	40,387	3.40
Software
Flexera Software, LLC	(5)(7)	L +	7.00%		8.00%	03/03/2029	13,500	13,251	13,500	1.14
Total Second Lien Debt								$120,124	$121,550	10.23%
Other Securities
Unsecured Debt
Familia Intermediate Holdings I Corp. (Teasdale Latin Foods)	(5)(11)		16.25	% PIK		06/18/2026	1,800	1,777	1,350	0.11
Total Unsecured Debt								$1,777	$1,350	0.11%

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

				Par			Percentage
			Acquisition	Amount/			of Net
Investments-non-controlled/non-affiliated(1)(2)	Footnotes	Reference Rate Spread	Date	Shares	Cost(4)	Fair Value	Assets
Preferred Equity
Diligent Corporation	(5)(12)	10.50%	04/05/2021	5,000	$5,143	$5,295	0.45%
Integrity Marketing Acquisition, LLC	(5)(12)	10.50%	12/22/2021	3,250,000	3,185	3,185	0.27
Revalize, Inc.	(5)(12)	11.00%	12/14/2021	1,500	1,470	1,470	0.12
Skykick, Inc.	(5)(12)		08/31/2021	134,101	1,275	1,298	0.11
Total Preferred Equity					11,073	11,248	0.95
Common Equity
Abacus Data Holdings, Inc. (AbacusNext)	(5)(12)		07/12/2021	29,441	2,944	2,714	0.23
BP Purchaser, LLC	(5)(12)		12/10/2021	1,233,333	1,233	1,233	0.10
CSC Thrive Holdings, LP (Thrive Networks)	(5)(12)		03/01/2021	160,016	411	531	0.04
Encore Holdings, LLC	(5)(12)		11/23/2021	2,391	275	275	0.02
GSM Equity Investors, LP (GSM Outdoors)	(5)(12)		11/16/2020	4,500	450	1,242	0.10
Help HP SCF Investor, LP	(10)(12)		05/12/2021	12,460	13,751	1.16
mPulse Mobile, Inc.	(5)(12)		12/17/2021	165,761	1,220	1,220	0.10
PCX Holding Corp.	(5)(12)		04/22/2021	6,538	654	965	0.08
Pet Holdings, Inc. (Brightpet)	(5)(12)		10/06/2020	12,313	1,232	1,052	0.09
Pritchard Industries, Inc.	(5)(12)		10/13/2021	1,700,000	1,700	1,700	0.14
Procure Acquiom Financial, LLC (Procure Analytics)	(5)(12)		12/20/2021	1,000,000	1,000	1,000	0.08
RPS Group Holdings (Recovery Point Systems, Inc.)	(5)(12)		03/05/2021	1,000,000	1,000	750	0.06
Shelby Co-invest, LP. (Spectrum Automotive)	(5)(12)		06/29/2021	8,500	850	993	0.08
Suveto Buyer, LLC	(5)(10)(12)		11/19/2021	17,000	1,700	1,700	0.14
Total Common Equity					27,129	29,126	2.45
Total Other Securities					$39,979	$41,724	3.51%
Total Portfolio Investments					$2,373,435	$2,387,374	200.86%

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

(1)	Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2021, the Company does not “control” any of these portfolio companies. Under the 1940 Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2021, the Company is not an “affiliated person” of any of its portfolio companies.
(2)	Unless otherwise indicated, the Company’s investments are pledged as collateral supporting the amounts outstanding under the Truist Credit Facility (as defined below). See Note 6 "Debt".
(3)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), each of which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2021. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2021. As of December 31, 2021, the reference rates for our variable rate loans were the 30-day L at 0.10%, the 90-day L at 0.21%, the 180-day L at 0.34%, and the P at 3.25%.
(4)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(5)	These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Directors (see Note 2 and Note 5), pursuant to the Company’s valuation policy.
(6)	Assets or a portion thereof are pledged as collateral for the BNP Funding Facility. See Note 6 “Debt”.
(7)	Loan includes interest rate floor of 1.00%.
(8)	Loan includes interest rate floor of 0.75%.
(9)	Loan includes interest rate floor of 0.50%.
(10)	The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2021, non-qualifying assets represented 5.7% of total assets as calculated in accordance with regulatory requirements.
(11)	Represents a senior unsecured note, which is subordinated to senior secured term loans of the portfolio company.
(12)	Securities exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted securities”. As of December 31, 2021, the aggregate fair value of these securities is $40,374 or 3.4% of the Company’s net assets. The initial acquisition dates have been included for such securities.
(13)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may earn unused commitment fees. Negative cost and fair value, if any, results from unamortized fees, which are capitalized to the cost of the investment. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments as of December 31, 2021:

	Unused Fee		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Rate	Commitment Type	Expiration Date	Commitment	Fair Value
First Lien Debt
365 Retail Markets, LLC	1.00%	Delayed Draw Term Loan	11/05/2023	$5,557	$(34)
365 Retail Markets, LLC	0.50%	Revolver	12/23/2026	2,000	(25)
Abacus Data Holdings, Inc. (AbacusNext)	1.00%	Delayed Draw Term Loan	09/08/2022	3,500	—
Abacus Data Holdings, Inc. (AbacusNext)	0.50%	Revolver	03/10/2027	1,190	—
Alert Media, Inc.	0.50%	Revolver	04/10/2026	1,750	(43)
AMCP Pet Holdings, Inc. (Brightpet)	1.00%	Delayed Draw Term Loan	04/06/2022	5,000	(44)
AMCP Pet Holdings, Inc. (Brightpet)	0.50%	Revolver	10/05/2026	1,896	(17)
Answer Target Holdco, LLC	0.50%	Revolver	12/30/2026	833	(17)
Appfire Technologies, LLC	0.50%	Delayed Draw Term Loan	01/05/2023	13,525	—
ARI Network Services, Inc.	0.50%	Revolver	02/28/2025	1,697	(13)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

	Unused Fee		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Rate	Commitment Type	Expiration Date	Commitment	Fair Value
Assembly Intermediate, LLC	1.00%	Delayed Draw Term Loan	10/19/2023	$3,941	$(47)
Assembly Intermediate, LLC	0.50%	Revolver	10/19/2027	2,074	(40)
Associations, Inc.	0.50%	Revolver	07/02/2027	1,860	—
AWP Group Holdings, Inc.	1.00%	Delayed Draw Term Loan	12/22/2022	132	—
AWP Group Holdings, Inc.	0.50%	Revolver	12/22/2026	114	—
Bearcat Buyer, Inc.	1.00%	Delayed Draw Term Loan	11/23/2022	513	—
Bullhorn, Inc.	0.50%	Delayed Draw Term Loan	10/05/2022	5,172	(25)
Bullhorn, Inc.	0.50%	Revolver	09/30/2026	554	(3)
Capstone Acquisition Holdings, Inc.	1.00%	Delayed Draw Term Loan	05/13/2022	313	—
CC SAG Holdings Corp. (Spectrum Automotive)	1.00%	Delayed Draw Term Loan	06/29/2023	4,437	(52)
CC SAG Holdings Corp. (Spectrum Automotive)	0.50%	Revolver	06/29/2027	881	(10)
Citrin Cooperman Advisors, LLC	1.00%	Delayed Draw Term Loan	10/01/2023	8,647	(83)
Citrin Cooperman Advisors, LLC	0.50%	Revolver	10/01/2027	24,500	(469)
CLEO Communications Holding, LLC	0.50%	Revolver	06/09/2027	12,502	(198)
Cordeagle US Finco, Inc.	0.50%	Revolver	07/30/2027	2,800	—
DCA Investment Holdings, LLC	1.00%	Delayed Draw Term Loan	03/12/2023	1,689	—
Diligent Corporation	1.00%	Delayed Draw Term Loan	10/05/2022	3,136	—
Diligent Corporation	0.50%	Revolver	08/04/2025	4,500	—
Electrical Source Holdings, LLC	0.50%	Revolver	11/25/2025	896	—
Encore Holdings, LLC	0.75%	Delayed Draw Term Loan	11/23/2024	3,081	(30)
Encore Holdings, LLC	0.50%	Revolver	11/23/2027	539	(9)
FLS Holding, Inc.	1.00%	Delayed Draw Term Loan	06/17/2023	6,250	(62)
FLS Holding, Inc.	0.50%	Revolver	12/17/2027	2,500	(50)
FMG Suite Holdings, LLC	0.50%	Delayed Draw Term Loan	10/28/2022	5,250	(19)
FMG Suite Holdings, LLC	0.50%	Revolver	10/30/2026	2,625	(10)
Fortis Solutions Group, LLC	0.50%	Delayed Draw Term Loan	10/15/2023	7,871	(76)
Fortis Solutions Group, LLC	0.50%	Revolver	10/15/2027	2,699	(52)
Foundation Risk Partners, Corp.	1.00%	Delayed Draw Term Loan	10/29/2023	4,033	(47)
Foundation Risk Partners, Corp.	0.50%	Revolver	10/29/2027	4,571	(67)
Galway Borrower, LLC	0.50%	Delayed Draw Term Loan	09/30/2023	4,311	(75)
Galway Borrower, LLC	0.50%	Revolver	09/30/2027	2,053	(36)
Govbrands Intermediate, Inc.	1.00%	Delayed Draw Term Loan	08/04/2023	4,185	(83)
Govbrands Intermediate, Inc.	0.50%	Revolver	08/04/2027	4,237	(99)
GraphPad Software, LLC	0.50%	Revolver	04/27/2027	1,750	(16)
Ground Penetrating Radar Systems, LLC	0.50%	Revolver	06/26/2025	886	—

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

	Unused Fee		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Rate	Commitment Type	Expiration Date	Commitment	Fair Value
GS AcquisitionCo, Inc.	0.50%	Delayed Draw Term Loan	11/03/2022	$10,833	$(54)
GS AcquisitionCo, Inc.	0.50%	Revolver	05/22/2026	1,270	(6)
GSM Acquisition Corp. (GSM Outdoors)	0.50%	Revolver	11/16/2026	1,617	—
Gurobi Optimization, LLC	0.50%	Revolver	12/19/2023	1,607	—
Heartland Veterinary Partners, LLC	0.75%	Delayed Draw Term Loan	11/17/2023	3,816	(37)
Heartland Veterinary Partners, LLC	0.50%	Revolver	12/10/2026	375	(4)
High Street Buyer, Inc.	1.00%	Delayed Draw Term Loan	08/11/2023	3,385	—
High Street Buyer, Inc.	0.50%	Revolver	04/16/2027	2,136	—
Integrity Marketing Acquisition, LLC	1.00%	Delayed Draw Term Loan	12/03/2023	3,056	(38)
IQN Holding Corp., dba Beeline	0.50%	Revolver	08/21/2023	4,545	—
Keystone Agency Investors	1.00%	Delayed Draw Term Loan	12/21/2023	2,578	(38)
Komline-Sanderson Group, Inc.	0.50%	Revolver	03/17/2026	2,452	(49)
KPSKY Acquisition, Inc.	—%	Delayed Draw Term Loan	10/19/2023	1,980	(29)
KWOR Acquisition, Inc.	0.50%	Revolver	12/22/2027	110	(2)
Lightspeed Buyer, Inc.	1.00%	Delayed Draw Term Loan	02/28/2023	4,050	(180)
Majesco	0.50%	Revolver	09/21/2026	1,575	—
Mammoth Holdings, LLC	0.50%	Delayed Draw Term Loan	12/15/2022	7,434	—
Mammoth Holdings, LLC	0.50%	Revolver	10/16/2023	953	—
MHE Intermediate Holdings, LLC	1.00%	Delayed Draw Term Loan	07/21/2023	1,585	(16)
MHE Intermediate Holdings, LLC	0.50%	Revolver	07/21/2027	2,500	(25)
mPulse Mobile, Inc.	0.50%	Delayed Draw Term Loan	12/17/2023	1,996	(20)
mPulse Mobile, Inc.	0.50%	Revolver	12/17/2027	504	(10)
MRI Software, LLC	0.50%	Delayed Draw Term Loan	03/24/2023	10,637	—
MRI Software, LLC	0.50%	Revolver	02/10/2026	2,215	—
MSM Acquisitions, Inc.	1.00%	Delayed Draw Term Loan	01/30/2023	26,515	(265)
MSM Acquisitions, Inc.	0.50%	Revolver	12/09/2026	3,582	(36)
Omni Intermediate Holdings, LLC	1.00%	Delayed Draw Term Loan	12/01/2023	1,264	(6)
Omni Intermediate Holdings, LLC	0.50%	Revolver	12/30/2025	799	(8)
Patriot Growth Insurance Services, LLC	0.75%	Delayed Draw Term Loan	10/14/2023	17,620	(171)
Patriot Growth Insurance Services, LLC	0.75%	Revolver	10/14/2027	4,485	(86)
PCX Holding Corp.	1.00%	Delayed Draw Term Loan	04/22/2023	1,851	—
PCX Holding Corp.	0.50%	Revolver	04/22/2027	1,851	—
PDFTron US Acquisition Corp.	1.00%	Delayed Draw Term Loan	01/15/2023	3,640	(98)
PDFTron US Acquisition Corp.	0.50%	Revolver	07/15/2026	7,700	(208)
Peter C. Foy & Associates Insurance Services, LLC	1.00%	Delayed Draw Term Loan	05/02/2023	1,559	(13)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

	Unused Fee		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Rate	Commitment Type	Expiration Date	Commitment	Fair Value
Peter C. Foy & Associates Insurance Services, LLC	0.50%	Revolver	11/01/2027	$832	$(8)
Pound Bidco, Inc.	0.50%	Revolver	01/30/2026	1,163	(19)
Pritchard Industries, LLC	1.00%	Delayed Draw Term Loan	10/13/2023	6,140	(59)
Procure Acquireco, Inc. (Procure Analytics)	0.50%	Delayed Draw Term Loan	12/20/2023	794	(8)
Procure Acquireco, Inc. (Procure Analytics)	0.50%	Revolver	12/20/2028	238	(5)
Promptcare Infusion Buyer, Inc.	1.00%	Delayed Draw Term Loan	09/01/2023	3,050	(72)
PT Intermediate Holdings III, LLC	—%	Delayed Draw Term Loan	05/11/2022	16,090	—
Recovery Point Systems, Inc.	0.50%	Revolver	08/12/2026	4,000	—
Revalize, Inc.	0.50%	Delayed Draw Term Loan	06/13/2023	708	(7)
Revalize, Inc.	0.50%	Revolver	04/15/2027	71	(1)
RSC Acquisition, Inc.	0.50%	Delayed Draw Term Loan	11/12/2023	8,474	(82)
Sherlock Buyer Corp.	0.50%	Delayed Draw Term Loan	12/08/2023	3,215	(32)
Sherlock Buyer Corp.	0.50%	Revolver	12/08/2027	1,286	(25)
Skykick, Inc.	1.00%	Delayed Draw Term Loan	03/01/2023	2,625	(31)
Sonny’s Enterprises, Inc.	1.00%	Delayed Draw Term Loan	11/01/2022	21,225	(410)
Summit Buyer, LLC	1.00%	Delayed Draw Term Loan	06/23/2023	13,656	(108)
Summit Buyer, LLC	0.50%	Revolver	01/14/2026	2,420	(19)
Suveto Buyer, LLC	1.00%	Delayed Draw Term Loan	09/09/2023	8,442	(78)
Suveto Buyer, LLC	0.50%	Revolver	09/09/2027	707	(7)
Sweep Purchaser, LLC	0.50%	Revolver	11/30/2026	956	(16)
Syntax Systems Ltd	1.00%	Delayed Draw Term Loan	10/29/2023	9,356	(91)
Syntax Systems Ltd	0.50%	Revolver	10/29/2026	2,106	(20)
Thrive Buyer, Inc. (Thrive Networks)	1.00%	Delayed Draw Term Loan	12/30/2023	6,442	(123)
Thrive Buyer, Inc. (Thrive Networks)	0.50%	Revolver	01/22/2027	1,982	(35)
Triple Lift, Inc.	0.50%	Revolver	05/08/2028	4,000	(37)
Trunk Acquisition, Inc.	0.50%	Revolver	02/19/2026	857	(8)
Turbo Buyer, Inc.	1.00%	Delayed Draw Term Loan	11/15/2023	1,610	(31)
Two Six Labs, LLC	0.50%	Delayed Draw Term Loan	08/20/2023	4,268	(43)
Two Six Labs, LLC	0.50%	Revolver	08/20/2027	2,134	(21)
United Flow Technologies Intermediate Holdco II, LLC	1.00%	Delayed Draw Term Loan	10/29/2023	7,500	(73)
United Flow Technologies Intermediate Holdco II, LLC	0.50%	Revolver	10/29/2026	3,000	(58)
Upstack Holdco, Inc.	1.00%	Delayed Draw Term Loan	08/26/2023	1,050	(22)
Upstack Holdco, Inc.	0.50%	Revolver	08/20/2027	875	(18)
US Infra Svcs Buyer, LLC	1.00%	Delayed Draw Term Loan	04/13/2022	8,085	(42)
US Infra Svcs Buyer, LLC	0.50%	Revolver	04/13/2026	225	(1)

Morgan Stanley Direct Lending Fund

Consolidated Schedule of Investments (continued)

December 31, 2021

(In thousands)

	Unused Fee		Commitment	Unfunded
Investments-non-controlled/non-affiliated	Rate	Commitment Type	Expiration Date	Commitment	Fair Value
Valcourt Holdings II, LLC	1.00%	Delayed Draw Term Loan	01/07/2023	$4,378	$—
Vehlo Purchaser, LLC	1.00%	Delayed Draw Term Loan	08/27/2023	11,569	(183)
Vehlo Purchaser, LLC	0.50%	Revolver	08/27/2027	4,666	(74)
Vessco Midco Holdings, LLC	1.00%	Delayed Draw Term Loan	11/02/2022	309	—
Vessco Midco Holdings, LLC	0.50%	Revolver	10/18/2026	427	—
VRC Companies, LLC	0.75%	Delayed Draw Term Loan	12/28/2022	5,000	(42)
VRC Companies, LLC	0.50%	Revolver	06/29/2027	1,653	(14)
World Insurance Associates, LLC	0.50%	Revolver	04/01/2026	1,173	(23)
Zarya Intermediate, LLC	0.50%	Revolver	07/01/2027	1,983	—
Zarya Intermediate, LLC	0.50%	Revolver	07/01/2027	2,683	—
Total First Lien Debt Unfunded Commitments				$499,948	$(5,196)
Second Lien Debt
Heartland Veterinary Partners, LLC	0.75%	Delayed Draw Term Loan	11/17/2023	$955	$(7)
Infinite Bidco, LLC	1.00%	Delayed Draw Term Loan	03/02/2022	8,500	—
Total Second Lien Debt Unfunded Commitments				$9,455	$(7)
Total Unfunded Commitments				$509,403	$(5,203)

Morgan Stanley Direct Lending Fund

Notes to Consolidated Financial Statements

December 31, 2022

(In thousands, except shares and per share amounts)

(1)	Organization

Morgan Stanley Direct Lending Fund (the “Company”) is a non-diversified, externally managed specialty finance company that is focused on lending to middle-market companies. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, the Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company is not a subsidiary of or consolidated with Morgan Stanley.

The Company was formed as a Delaware limited liability company on May 30, 2019 and, effective November 25, 2019, converted to a Delaware corporation. The Company commenced investing operations in January 2020. The Company has delegated the right to manage the assets of the Company to MS Capital Partners Adviser Inc., as the investment adviser to the Company (the “Adviser” or “Investment Adviser”). The Investment Adviser is an indirect, wholly owned subsidiary of Morgan Stanley.

The Company’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies backed by private equity sponsors.

The Company has conducted and from time to time may conduct private offerings of its common stock of the Company, par value $0.001 per share (the “Common Stock”), to investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). At the closing of any private offering, each investor makes a capital commitment (a “Capital Commitment”) to purchase shares of Common Stock pursuant to a subscription agreement entered into with the Company. Investors are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective Capital Commitments each time the Company delivers a notice to the investors. In accordance with the terms of the subscription agreements (the “Subscription Agreements”) entered into by investors in the Company, the Company’s Board of Directors (the “Board of Directors”) approved a one-year extension of the Investment Period (as defined in the Subscription Agreements) such that the Investment Period will expire on December 23, 2023.

The Company has formed wholly owned subsidiaries for the purpose of holding certain investments in portfolio companies made by the Company. As of December 31, 2022, the Company’s wholly owned subsidiaries were formed as Delaware limited liability companies and included: DLF CA SPV LLC (“CA SPV”), DLF SPV LLC (“DLF SPV”), DLF Financing SPV LLC (“DLF LLC”) and DLF Equity Holdings LLC (“DLF Equity Holdings,” and collectively with CA SPV, DLF SPV and DLF LLC, the “subsidiaries”). The Company consolidates its wholly owned subsidiaries in these consolidated financial statements from the date of the respective subsidiary’s formation.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and expenses and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements.

Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company’s wholly owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash

Cash is carried at cost, which approximates fair value. The Company deposits its cash with multiple financial institutions and, at times, may exceed the Federal Deposit Insurance Corporation insured limit.

Foreign Currency Translation

The functional currency of the Company is the U.S. Dollar. Investments denominated in foreign currencies are translated into U.S. Dollars based upon currency exchange rates effective on the last business day of the current reporting period. Net changes in fair value of investments due to foreign exchange rates fluctuation is recorded as change in unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. Investment and non-investment activities denominated in foreign currencies, including purchase and sales of investments, borrowings and repayments of debt, income and expenses, are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

Investments

Investment transactions are recorded on the trade date. Receivables/payables from investments sold/purchased on the Consolidated Statements of Assets and Liabilities consist of amounts receivable to or payable by the Company for transactions that have not settled at the reporting date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

The Company’s Board of Directors, with the assistance of the Company’s audit committee (the “Audit Committee”), determines the fair value of the Company’s investments in accordance with ASC Topic 820, Fair Value Measurements (“ASC 820”) issued by the FASB. The Board of Directors has delegated to the Investment Adviser as valuation designee (the “Valuation Designee”) the responsibility of determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Company’s investment portfolio, subject to oversight of the Board of Directors. ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some investments, observable market transactions or market information might be available. For other investments, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price when an orderly transaction to sell the investment would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant). Refer to Note 5 for the Company’s framework for determining fair value, fair value hierarchies, and the composition of the Company’s portfolio.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective investment using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt investment, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

PIK Income

The Company has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in PIK income on the Consolidated Statements of Operations. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through PIK income. This non-cash source of income is included when determining what must be paid out to stockholders in the form of distributions in order for the Company to maintain its status as a RIC, even though the Company has not yet collected cash.

Dividend income

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Dividend income is presented net of withholding tax, if any.

Other Income

The Company may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment and syndication fees as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized in income when earned or when the services are rendered and there is no uncertainty or contingency related to the amount to be received.

Non-Accrual

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Organization and Offering Costs

Costs associated with the organization of the Company are expensed as incurred, subject to the limitations discussed in Note 3. These costs consist primarily of legal fees and other costs of organizing the Company. Costs associated with the offering of Common Stock are capitalized as “deferred offering costs” on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from the initial capital call, subject to the limitation described in Note 3 below. These costs consist primarily of legal fees and other costs incurred in connection with the Company’s continuous private offerings of its Common Stock.

Expenses

The Company is responsible for investment expenses, professional fees and other general and administrative expenses related to the Company’s operations. Such fees and expenses, including expenses incurred by the Adviser on behalf of the Company, will be reimbursed by the Company, subject to contractual thresholds.

The Company pays the Investment Adviser a base management fee and an incentive fee under the Investment Advisory Agreement between the Company and the Investment Adviser (the “Investment Advisory Agreement”) as described in Note 3 below. The fees are recorded on the Consolidated Statements of Operations.

Deferred Financing Costs and Debt Issuance Costs

The Company records upfront fees, legal and other direct costs incurred in connection with the Company’s issuance of revolving debt facilities (the “Deferred Financing Costs”). These costs are deferred and amortized over the life of the related revolving credit facilities using the straight-line method. Deferred Financing Costs related to revolving credit facilities are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities. The amortization of such Deferred Financing Costs are presented on the Consolidated Statements of Operations as interest expense and other financing expenses.

The Company records costs related to the issuance of term debt obligations (the “Debt Issuance Costs”) on the consolidated financial statements. The costs, including upfront fees, legal and other direct costs incurred in connection with the issuance are deferred and amortized over the life of the related term obligation using the straight-line method. The amortization of Debt Issuance Costs are presented on the Consolidated Statements of Operations as interest expense and other financing expenses. Any unamortized Debt Issuance Costs are presented as a reduction to the outstanding term debt principal amount on the Consolidated Statements of Assets and Liabilities.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate U.S. federal income taxes on any ordinary income or capital gains that it distributes, at least annually, to its stockholders as dividends.

In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (the “ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

For the year ended December 31, 2022 and December 31, 2021, the Company accrued $334 and $80 of U.S. federal excise tax, respectively. For the year ended December 31, 2020, the Company did not accrue any U.S. federal excise tax.

New Accounting Standards

In March 2020, the FASB issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This accounting update provides optional accounting relief to entities with contracts, hedge accounting relationships or other transactions that reference LIBOR or other interest rate benchmarks for which the referenced rate is expected to be discontinued or replaced. This optional relief generally allows for contract modifications solely related to the replacement of the reference rate to be accounted for as a continuation of the existing contract instead of as an extinguishment of the contract, and would therefore not trigger certain accounting impacts that would otherwise be required. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Company adopted the accounting relief on January 1, 2022, and noted no material impact on the consolidated financial statements, as relevant contract relationship modifications are made during the course of the reference rate reform transition period.

(3)	Related Party Transactions

Investment Advisory Agreement

On November 25, 2019, the Company entered into the Investment Advisory Agreement. The Investment Advisory Agreement had an initial term of two years and continues thereafter from year to year if approved annually by the Board of Directors or the Company’s stockholders, including, in each case, a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The renewal of the Investment Advisory Agreement was most recently approved in August 2022.

The Company pays the Investment Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee (the “Base Management Fee”) and an incentive fee. The cost of both the Base Management Fee and the incentive fee are ultimately be borne by the stockholders.

Base Management Fee

The Base Management Fee is calculated at an annual rate of 1.0% of the Company’s average gross assets at the end of the two most recently completed calendar quarters, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. Prior to a listing of the Common Stock on a national securities exchange, the Adviser has agreed to irrevocably waive the portion of the Base Management Fee in excess of 0.25% of the Company’s average gross assets calculated in accordance with the Investment Advisory Agreement. Any Base Management Fees so waived are not subject to recoupment by the Adviser. The Base Management Fee is payable quarterly in arrears, and no management fee is charged on committed but undrawn Capital Commitments.

For the year ended December 31, 2022, December 31, 2021 and December 31, 2020, Base Management Fees were $6,679, $3,465 and $560 net of waiver, respectively. As of December 31, 2022 and December 31, 2021, $1,783 and $1,306 were payable to the Investment Adviser relating to Base Management Fees.

Incentive Fee

The incentive fee consists of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component is based on income and the other component is based on capital gains.

The Company pays its Adviser an income based incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

●	No income based incentive fee if the Company’s pre-incentive fee net investment income, expressed as a return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, does not exceed the hurdle rate of 1.5% (6.0% annualized);
●	100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.8182% (7.2728% annualized). This portion of the pre-incentive fee net investment income (which exceeds the Hurdle Rate but is less than 1.8182%) is referred to as the “catch-up”. This “catch-up” portion is meant to provide the Adviser with approximately 17.5% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if the “catch up” is achieved; and
●	17.5% of the Company’s pre-incentive fee net investment income, if any, that exceeds the rate of return of 1.8182% (7.2728% annualized)

The second part of the incentive fee is determined on realized capital gains calculated and payable in arrears in cash as of the end of each calendar year or upon the termination of the Investment Advisory Agreement in an amount equal to 17.5% of the realized capital gains, if any, on a cumulative basis from the date of the Company’s election to be regulated as a BDC through the end of a given calendar year or upon the termination of the Investment Advisory Agreement, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees (the “Cumulative Capital Gains”).

Under U.S. GAAP, the Company is required to accrue an incentive fee on capital gains, including unrealized capital appreciation even though such unrealized capital appreciation is not included in calculating the incentive fee payable under the Investment Advisory Agreement. If such amount is positive at the end of a period, then the Company records an incentive fee on capital gain incentive fee equal to 17.5% of such amount, less the aggregate amount of any previously paid capital gain incentive fees. If such amount is negative, no accrual is recorded for such period.

For the year ended December 31, 2022, December 31, 2021 and December 31, 2020, $26,635, $15,852 and $2,517, respectively, of income based incentive fees were accrued to the Investment Adviser.

For the year ended December 31, 2022, $2,441 of previously accrued capital gains incentive fees to the Investment Adviser were reversed due to net changes in unrealized depreciation on investments during the period. For the year ended December 31, 2021 and December 31, 2020, $1,809 and $1,341 of capital gains incentive fees were accrued to the Investment Adviser, respectively. The Investment Advisory Agreement does not permit unrealized capital appreciation for purposes of calculating the amount payable to the Investment Adviser. Amounts due related to unrealized capital appreciation, if any, will not be paid to the Investment Adviser until realized under the terms of the Investment Advisory Agreement and determined based on the calculation. Incentive fees on Cumulative Capital Gains crystallize at calendar year-end.

As of December 31, 2022, $8,118 and $0 were payable to the Investment Adviser relating to income based incentive fees and capital gains incentive fees payable. As of December 31, 2021, $5,886 and $2,773 were payable to the Investment Adviser relating to income based incentive fees and capital gains incentive fees, respectively.

Administration Agreement

MS Private Credit Administrative Services LLC (the “Administrator”) is the administrator of the Company pursuant to an administration agreement (the “Administration Agreement”). The Administrator is an indirect, wholly owned subsidiary of Morgan Stanley.

Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements from the Company equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of certain expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to the Company’s Chief Compliance Officer and Chief Financial Officer. Reimbursement under the Administration Agreement occurs quarterly in arrears. The Administration Agreement had an initial term of two years and continues thereafter from year to year if approved annually by the Board of Directors, which most recently approved the renewal of the Administration Agreement in August 2022.

For the year ended December 31, 2022, December 31, 2021 and December 31, 2020, the Company incurred $72, $212 and $183, respectively, in expenses under the Administration Agreement, which were recorded in administrative service fees on the Company’s Consolidated Statements of Operations.

Amounts unpaid and included in payable to affiliates on the Consolidated Statements of Assets and Liabilities as of December 31, 2022 and December 31, 2021 were $110 and $266, respectively.

Expense Support and Waiver Agreement

On December 31, 2019, the Company entered into an expense support and waiver agreement (the “Expense Support and Waiver Agreement”) with the Investment Adviser. Under the terms of the Expense Support and Waiver Agreement, the Investment Adviser agreed to waive any reimbursement by the Company of offering and organizational expenses to be incurred by the Investment Adviser on behalf of the Company in excess of $1,000 or 0.10% of the aggregate Capital Commitments of the Company, whichever is greater. If actual organization and offering costs incurred exceed the greater of $1,000 or 0.10% of the Company’s total Capital Commitments, the Investment Adviser or its affiliate will bear the excess costs.

For the year ended December 31, 2022, the Company did not incur any organization costs. The Investment Adviser recaptured $44 of previously waived amounts from the Company since actual offering and organizational expenses incurred from May 30, 2019 (inception) as a result of additional closings of investor commitments. For the year ended December 31, 2021, the Company incurred $42 towards organization cost and amortization of offering cost, and the Investment Adviser recaptured $98 of previously waived amounts from the Company. For the year ended December 31, 2020, the Company incurred $676 towards organization cost and amortization of offering cost, and the Investment Adviser waived $230 as part of Expense Support.

As of December 31, 2022, the Company reimbursed the Investment Adviser organization and offering costs incurred and there was no organization and offering costs in payable to affiliates and accrued expenses and other liabilities on the Consolidated Statements of Assets and Liabilities.

License Agreement

The Company entered into the License Agreement with Morgan Stanley under which Morgan Stanley Investment Management, Inc. has granted the Company a non-exclusive, royalty-free license to use the name “Morgan Stanley” for specified purposes in the Company’s business. Under the License Agreement, the Company has a right to use the “Morgan Stanley” name, subject to certain conditions, for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Morgan Stanley” name.

Placement Agent Agreement

On August 30, 2019, the Company entered into a placement agent agreement (the “Placement Agent Agreement”) with Morgan Stanley Distribution Inc. (the “Paying Agent”), Morgan Stanley Smith Barney LLC (the “Placement Agent”) and the Investment Adviser. Under the terms of the Placement Agent Agreement, the Placement Agent and certain of its affiliates will assist in the placement of Common Stock in the Company’s private offerings. The Company is not liable for any payments to the Placement Agent pursuant to the Placement Agent Agreement. Payments are made by the Investment Adviser to the Placement Agent. To the extent the Paying Agent receives any payments it remits the payment to the Placement Agent.

MS Credit Partners Holdings Investment

MS Credit Partners Holdings, Inc., or MS Credit Partners Holdings, an indirect, wholly owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, made an aggregate capital commitment of $200.0 million to us pursuant to a subscription agreement initially entered into in December 2019. As of December 31, 2022 and December 31, 2021, MS Credit Partners Holdings held approximately 11.9% and 12.5% of the Company’s outstanding shares of common stock, respectively. Morgan Stanley has no further capital, liquidity or other financial obligation to the Company beyond this equity investment.

Morgan Stanley & Co. Related Transactions

Morgan Stanley & Co. LLC, a wholly owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, served as an initial purchaser in connection with the private placement of the Company’s 2027 Notes (as defined below in Note 6) and received fees of $213 for the year ended December 31, 2022, under the purchase agreement entered into by the Company in connection with such private placement.

Morgan Stanley & Co. LLC served as a co-agent in connection with the private placement of the Company’s 2025 Notes (as defined below in Note 6) and received fees of $138 for the year ended December 31, 2022.

(4)	Investments

The composition of the Company’s investment portfolio at cost and fair value was as follows:

	December 31, 2022			December 31, 2021
			% of Total			% of Total
			Investments at			Investments at
	Cost	Fair Value	Fair Value	Cost	Fair Value	Fair Value
First Lien Debt	$2,753,620	$2,694,111	93.8%	$2,213,332	$2,224,100	93.2%
Second Lien Debt	136,620	128,350	4.5	120,124	121,550	5.1
Other Securities	49,406	51,127	1.7	39,979	41,724	1.7
Total	$2,939,646	$2,873,588	100.0%	$2,373,435	$2,387,374	100.0%

The industry composition of investments at fair value was as follows:

	December 31, 2022	December 31, 2021
Aerospace & Defense	1.8%	1.7%
Air Freight & Logistics	1.1	0.5
Auto Components	3.8	3.3
Automobiles	5.1	7.4
Biotechnology	0.5	0.6
Chemicals	0.6	—
Commercial Services & Supplies	11.2	13.0
Construction & Engineering	1.3	1.5
Containers & Packaging	1.6	1.6
Distributors	4.2	1.2
Diversified Consumer Services	3.0	1.5
Diversified Financial Services	0.7	0.1
Electronic Equipment, Instruments & Components	1.0	0.7
Energy Equipment & Services	0.5	0.6
Food Products	2.5	3.1
Health Care Equipment & Supplies	0.3	0.4
Health Care Providers & Services	3.4	2.9
Health Care Technology	0.7	0.9
Industrial Conglomerates	0.2	1.8
Insurance Services	15.7	17.1
Interactive Media & Services	3.5	3.8
IT Services	9.6	10.8
Leisure Products	0.8	2.4
Machinery	3.0	2.0
Multi-Utilities	0.6	0.4
Oil, Gas & Consumable Fuels	0.0 (1)	—
Pharmaceuticals	0.4	—
Professional Services	3.2	4.0
Real Estate Management & Development	5.4	5.2
Software	14.3	11.5
Total	100.0%	100.0%
(1)	Amount rounds to 0.0%.

The geographic composition of investments at cost and fair value were as follows:

	December 31, 2022			December 31, 2021
			% of Total			% of Total
			Investments at			Investments at
	Cost	Fair Value	Fair Value	Cost	Fair Value	Fair Value
Australia	$10,187	$9,870	0.3%	$—	$—	—%
Canada	108,820	105,764	3.7	81,935	81,386	3.4
United Kingdom	11,157	11,157	0.4	17,804	18,200	0.8
United States	2,809,482	2,746,797	95.6	2,273,696	2,287,788	95.8
Total	$2,939,646	$2,873,588	100.0%	$2,373,435	$2,387,374	100.0%

(5)	Fair Value Measurements

ASC 820 establishes a hierarchical disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurements is defined as follows:

Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical financial instruments as of the measurement date. The types of financial instruments in this category include unrestricted securities, including equities and derivatives, listed in active markets. The Company will not adjust the quoted price for these instruments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level 2—inputs to the valuation methodology are quoted prices in markets that are not active or for which all significant inputs are either directly or indirectly observable as of the measurement date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in markets that are not active, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3—inputs to the valuation methodology are unobservable and significant to the overall fair value measurement, and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. The types of financial instruments in this category include investments in privately held entities, non-investment grade residual interests in securitizations and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. Assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Pursuant to the framework set forth above, the Company values securities traded in active markets on the measurement date by multiplying the exchange closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of the investments from pricing services, brokers or dealers’ quotes, or counterparty marks in order to value liquid assets that are not traded in active markets. Pricing services aggregate, evaluate and report pricing from a variety of sources including observed trades of identical or similar securities, broker or dealer quotes, model-based valuations and internal fundamental analysis and research. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Valuation Designee or the Board of Directors, does not represent fair value, each is valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment but include comparable public market valuations, comparable precedent transaction valuations and discounted cash flow analyses. Non-controlled debt investments are generally fair valued using discounted cash flow technique. Expected cash flows are projected based on contractual terms and discounted back to the measurement date based on a discount rate. Discount rate is determined based upon an assessment of current and expected yields for similar investments and risk profiles. Non-controlled equity investments are generally fair valued using a market approach and/or an income approach. The market approach typically utilizes market value multiples of comparable publicly traded companies. The income approach typically utilizes a discounted cash flow analysis of the portfolio company. The Valuation Designee, under the supervision of the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

1)	each portfolio company or investment is initially valued by using a standardized template designed to approximate fair market value based on observable market inputs and updated credit statistics and unobservable inputs;
2)	preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of the Investment Adviser’s senior management;
3)	the Board of Directors or Valuation Designee engages independent third-party valuation firms to provide positive assurance on a portion of the Company’s illiquid investments each quarter (such that each illiquid investment will be reviewed by an independent valuation firm at least once on a rolling twelve-month basis) including review of management’s preliminary valuation and conclusion of fair value;
4)	the Audit Committee reviews the assessments of the Valuation Designee and the independent third-party valuation firms and provide the Board of Directors with recommendations with respect to the fair value of each investment in the Company’s portfolio; and

5)	the Board of Directors discusses the valuation recommendations of the Audit Committee and determine the fair value of each investment in the Company’s portfolio in good faith based on the input of the Valuation Designee and, where applicable, the third-party valuation firms.

The fair value is generally determined based on the assessment of the following factors, as relevant:

●	the nature and realizable value of any collateral;
●	call features, put features and other relevant terms of debt;
●	the portfolio company’s leverage and ability to make payments;
●	the portfolio company’s public or private letter credit ratings;
●	the portfolio company’s actual and expected earnings and discounted cash flow;
●	prevailing interest rates for like securities and expected volatility in future interest rates;
●	the markets in which the issuer does business and recent economic and/or market events; and
●	comparisons to publicly traded securities.

Investment performance data utilized will be the most recently available as of the measurement date which in many cases may reflect up to a one quarter lag in information.

The Board of Directors is ultimately responsible for the determination, in good faith, of the fair value of the Company’s portfolio investments.

Transfer of portfolio investments within the three-level hierarchy is recorded during the period of such reclassification occurrence at the fair value as of the beginning of the respective period. Generally, reclassifications are primarily due to increase/decrease of price transparency.

The following tables present the fair value hierarchy of investments:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$25,362	$2,668,749	$2,694,111
Second Lien Debt	—	5,459	122,891	128,350
Other Securities	—	—	36,395	36,395
Subtotal	$—	$30,821	$2,828,035	$2,858,856
Investment measured at net asset value(1)				$14,732
Total				$2,873,588

	December 31, 2021
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$17,064	$2,207,036	$2,224,100
Second Lien Debt	—	—	121,550	121,550
Other Securities	—	—	27,973	27,973
Subtotal	$—	$17,064	$2,356,559	$2,373,623
Investment measured at net asset value(1)				$13,751
Total				$2,387,374
(1)

The Company, as a practical expedient, estimates the fair value of its investment in Help HP SCF Investor, LP using the net asset value of the Company’s members’ interest in the entity. As such, the fair value has not been classified within the fair value hierarchy.

The following table presents changes in the fair value of the investments for which Level 3 inputs were used to determine the fair value for the year ended December 31, 2022:

				Total
	First Lien Debt	Second Lien Debt	Other Securities	Investments
Fair value, beginning of period	$2,207,036	$121,550	$27,973	$2,356,559
Purchases of investments	900,740	15,694	8,315	924,749
Proceeds from principal repayments and sales of investments	(384,631)	—	(48)	(384,679)
Accretion of discount/amortization of premium	11,062	278	1	11,341
Payment-in-kind	1,080	524	1,110	2,714
Net change in unrealized appreciation (depreciation)	(67,033)	(9,205)	(1,004)	(77,242)
Net realized gains (losses)	495	—	48	543
Transfers into/(out) of Level 3	—	(5,950)	—	(5,950)
Fair value, end of period	$2,668,749	$122,891	$36,395	$2,828,035

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$(64,817)	$(9,186)	$(1,004)	$(75,007)

The following table presents changes in the fair value of the investments for which Level 3 inputs were used to determine the fair value for the year ended December 31, 2021:

				Total
	First Lien Debt	Second Lien Debt	Other Securities	Investments
Fair value, beginning of period	$558,318	$53,155	$2,959	$614,432
Purchases of investments	1,956,780	101,352	25,723	2,083,855
Proceeds from principal repayments and sales of investments	(325,175)	(36,250)	(3,348)	(364,773)
Accretion of discount/amortization of premium	8,831	1,008	—	9,839
Payment-in-kind	133	509	537	1,179
Net change in unrealized appreciation (depreciation)	5,052	1,776	455	7,283
Net realized gains (losses)	248	—	1,647	1,895
Transfers into/(out) of Level 3	2,849	—	—	2,849
Fair value, end of period	$2,207,036	$121,550	$27,973	$2,356,559

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021	$6,807	$1,775	$455	$9,037

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 financial instruments. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Company’s determination of fair value.

	December 31, 2022
		Valuation	Unobservable	Range				Weighted
	Fair Value	Technique	Input	Low		High		Average
Investments in first lien debt	$2,624,749	Yield Analysis	Discount Rate	9.20%		20.44%		11.27%
	44,000	Transaction Price	Recent Transaction	100%		100%		100%
Investments in second lien debt	$122,891	Yield Analysis	Discount Rate	12.14%		17.20%		14.24%
Investments in other securities:
Unsecured debt	$1,826	Income Approach	Discount Rate	16.60%		16.60%		16.60%
	372	Market Approach	EBITDA Multiple	9.00	x	9.00	x	9.00	x
Preferred equity	16,076	Income Approach	Discount Rate	12.20%		15.69%		13.62%
	963	Market Approach	Revenue Multiple	8.78	x	8.78	x	8.78	x
Common equity	15,877	Market Approach	EBITDA Multiple	8.10	x	18.70	x	13.25	x
	1,281	Market Approach	Revenue Multiple	10.20	x	10.20	x	10.20	x
Total investments in other securities	$36,395
Total Investments	$2,828,035

	December 31, 2021
		Valuation	Unobservable	Range				Weighted
	Fair Value	Technique	Input	Low		High		Average
Investments in first lien debt	$2,207,036	Yield Analysis	Discount Rate	5.55%		12.44%		7.52%
Investments in second lien debt	$121,550	Yield Analysis	Discount Rate	7.12%		10.79%		8.51%
Investments in other securities:
Unsecured debt	$1,350	Yield Analysis	Discount Rate	25.33%		25.33%		25.33%
		Market Approach	EBITDA Multiple	9.00	x	9.00	x	9.00	x
Preferred equity	9,950	Yield Analysis	Discount Rate	11.70%		12.10%		11.92%
	1,298	Market Approach	Revenue Multiple	11.80	x	11.80	x	11.80	x
Common equity	15,375	Market Approach	EBITDA Multiple	8.10	x	19.97	x	13.11	x
Total investments in other securities	$27,973
Total Investments	$2,356,559

The significant unobservable input used in yield analysis is discount rate based on comparable market yields. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. The significant unobservable input used in the market approach is the comparable company multiple. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value.

The carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt, approximate fair value.

Financial instruments disclosed but not carried at fair value

The Company’s debt, including its credit facilities, 2027 Notes (as defined below in Note 6) and 2025 Notes (as defined below in Note 6), are presented at carrying value on the Consolidated Statements of Assets and Liabilities. The fair value of the Company’s 2027 Notes is based on vendor pricing received by the Company, which is categorized as Level 2 within the fair value hierarchy, and as of December 31, 2022, the fair value of the Company’s 2027 Notes was $394,995. The fair value of the Company’s credit facilities and 2025 Notes are estimated using Level 3 inputs by discounting remaining payments using the appropriate discount rates, if available. The carrying value and fair value of the Company’s debt were as follows:

	December 31, 2022		December 31, 2021
	Carrying Value	Fair Value	Carrying Value	Fair Value
CIBC Subscription Facility	$—	$—	$310,350	$310,350
BNP Funding Facility	400,000	400,000	463,500	463,500
Truist Credit Facility	432,254	432,254	476,000	476,000
2027 Notes(1)	419,498	394,995	—	—
2025 Notes(1)	271,723	275,000	—	—
Total	$1,523,475	$1,502,249	$1,249,850	$1,249,850
(1)	The carrying value of the Company’s 2027 Notes and 2025 Notes were presented net of unamortized debt issuance costs of $4,622 and $3,277, and unamortized original issuance discount of $881 and $—, respectively.

(6)	Debt

CIBC Subscription Facility

On December 31, 2019, the Company entered into a revolving credit agreement with CIBC Bank USA as administrative agent and arranger, which was subsequently amended on February 3, 2020, November 17, 2020, January 18, 2022 and February 3, 2022 (as amended, the “CIBC Subscription Facility”). The maximum revolving commitment of CIBC Subscription Facility was permanently reduced to $0 effective December 31, 2022, upon maturity. The CIBC Subscription Facility allows the Company to borrow up to the maximum revolving commitment at any one time outstanding, subject to certain restrictions, including availability under the borrowing base, which is based on unused Capital Commitments. The CIBC Subscription Facility bears interest at a rate at the Company’s election of either (i) the per annum one or three-month LIBOR, divided by a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities, plus 1.65% or (ii) the prime rate plus 0.65%, as calculated under the CIBC

Subscription Facility. The CIBC Subscription Facility is secured by the unfunded commitments of certain stockholders of the Company. The CIBC Subscription Facility matured on December 31, 2022 and was fully paid off.

The summary information of the CIBC Subscription Facility is as follows:

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Borrowing interest expense	$8,312	$6,379	$2,247
Facility unused commitment fees	26	92	406
Amortization of deferred financing costs	1,347	1,375	1,072
Total	$9,685	$7,846	$3,725
Weighted average interest rate (excluding unused fees and financing costs)	3.13%	1.77%	1.93%
Weighted average outstanding balance	$262,184	$354,810	$114,431

For the year ended December 31, 2022, December 31, 2021 and December 31, 2020, the Company borrowed $—, $431,500 and $612,350, and repaid $310,350, $455,000 and $278,500, respectively, under the CIBC Subscription Facility. As of December 31, 2022 and December 31, 2021, the Company had $— and $310,350 outstanding under the CIBC Subscription Facility, respectively. As of December 31, 2022 and December 31, 2021, the Company had $— and $89,650, respectively, of available capacity under the CIBC Subscription Facility (subject to borrowing base restrictions).

BNP Funding Facility

On October 14, 2020, DLF LLC entered into a Revolving Credit and Security Agreement (the “Credit and Security Agreement”, which was subsequently amended on December 11, 2020 and March 2, 2021) with DLF LLC, as the borrower, BNP Paribas (“BNP”), as the administrative agent and lender, the Company, as the equity holder and as the servicer, and U.S. Bank National Association, as collateral agent to (as amended, the “BNP Funding Facility”). As of December 31, 2022, the borrowing capacity under the BNP Funding Facility was $600,000. The applicable margin on borrowings during the reinvestment period ranges between 1.95% and 2.75% and, after the reinvestment period, between 2.45% and 3.25%. The obligations of DLF LLC under the BNP Funding Facility are secured by the assets held by DLF LLC. The BNP Funding Facility has a maturity date of October 13, 2025.

The summary information of the BNP Funding Facility is as follows:

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Borrowing interest expense	$15,376	$8,559	$—
Facility unused commitment fees	507	69	—
Amortization of deferred financing costs	1,145	1,073	147
Total	$17,028	$9,701	$147
Weighted average interest rate (excluding unused fees and financing costs)	3.90%	2.48%	—%
Weighted average outstanding balance	$389,216	$340,437	$—

For the year ended December 31, 2022 and December 31, 2021, the Company borrowed $113,000 and $538,500, and repaid $176,500 and $75,000 under the BNP Funding Facility, respectively. For the year ended December 31, 2020, the Company did not make any borrowings or repayments under the facility. As of December 31, 2022 and December 31, 2021, the Company had $400,000 and $463,500 outstanding under the BNP Funding Facility, respectively. As of December 31, 2022 and December 31, 2021, the Company had $200,000 and $136,500, respectively, of available capacity under the BNP Funding Facility (subject to borrowing base restrictions).

Truist Credit Facility

On July 16, 2021, the Company entered into a Senior Secured Revolving Credit Agreement with Truist Bank, as amended on December 3, 2021 and May 20, 2022 (the “Truist Credit Facility”). The maximum principal amount of the Truist Credit Facility is $975,000, subject to availability under the borrowing base. The Truist Credit Facility includes an uncommitted accordion feature that, as of December 31, 2022, allows the Company, under certain circumstances, to increase the borrowing capacity to up to $1,500,000. The availability period of the Truist Credit Facility will terminate on July 16, 2025. The Truist Credit Facility is guaranteed by certain domestic subsidiaries of the Company (the “Guarantors”). The Company’s obligations to the lenders under the Truist Credit Facility are secured by a first priority security interest in substantially all of the assets of the Company and each Guarantor, subject to certain exceptions.

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Borrowings under the Truist Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Company elects the base rate option, the “alternate base rate” (which is the highest of (a) the prime rate as publicly announced by Truist Bank, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions, as published by the Federal Reserve Bank of New York plus (ii) 0.5%, and (c) one month LIBOR plus 1% per annum) plus either (A) 0.75% or (B) 0.875%, based on certain borrowing base conditions, and (y) for loans for which the Company elects the Eurocurrency option, the applicable LIBO Rate for the related Interest Period for such Borrowing plus either (A) 1.75% per annum, or (B) 1.875% per annum, based on certain borrowing base conditions. The Company pays an unused fee of 0.375% per annum on the daily unused amount of the revolver commitments. The Company pays letter of credit participation fees and a fronting fee on the average daily amount of any letter of credit issued and outstanding under the Truist Credit Facility, as applicable. The Truist Credit Facility has a maturity date of July 16, 2026.

The summary information of the Truist Credit Facility is as follows:

	For the Year Ended	From July 16, 2021 to
	December 31, 2022	December 31, 2021
Borrowing interest expense	$11,959	$2,145
Facility unused commitment fees	2,487	858
Amortization of deferred financing costs	1,243	465
Total	$15,689	$3,468
Weighted average interest rate (excluding unused fees and financing costs)	3.68%	2.09%
Weighted average outstanding balance	$320,955	$218,189

For the year ended December 31, 2022 and from July 16, 2021 to December 31, 2021, the Company borrowed $754,246 and $544,000, and repaid $798,000 and $68,000 under the Truist Credit Facility. As of December 31, 2022 and December 31, 2021, the Company had $432,254 and $476,000 outstanding under the Truist Credit Facility, respectively. As of December 31, 2022 and December 31, 2021, the Company had $538,521 and $499,000, respectively, of available capacity under the Truist Credit Facility (subject to borrowing base restrictions).

Unsecured Notes

2027 Notes

On February 11, 2022, the Company issued $425,000 in aggregate principal amount of 4.50% notes due 2027 (the restricted securities initially issued on February 11, 2022 together with the unrestricted securities issued pursuant to the exchange offer described below, the “2027 Notes”). The 2027 Notes will mature on February 11, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the indenture governing the 2027 Notes. The 2027 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2027 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Pursuant to a Registration Statement on Form N-14 (File No. 333-264774), on July 20, 2022, the Company closed an exchange offer in which holders of the 2027 Notes that were restricted because they were issued in a private placement were offered the opportunity to exchange such notes for new, registered notes with substantially identical terms. Through this exchange offer, holders representing 85.87% of the outstanding principal of the then restricted 2027 Notes obtained registered unrestricted 2027 Notes.

The summary information of 2027 Notes is as follows:

For the year ended December 31, 2022
Borrowing interest expense	$17,000
Accretion of original issuance discount	190
Amortization of debt issuance costs	996
Total	$18,186
Stated interest rate	4.50%

2025 Notes

On September 13, 2022, the Company entered into a Master Note Purchase Agreement (the “Note Purchase Agreement”) governing the issuance of $275,000 in aggregate principal amount of Series A Senior Notes due September 13, 2025 (the “2025 Notes”) to certain qualified institutional investors in a private placement. The 2025 Notes were delivered and paid for on September 13, 2022, subject to certain customary closing conditions. The 2025 Notes have a fixed interest rate of 7.55% per year. The 2025 Notes will mature on September 13, 2025 unless redeemed, purchased or prepaid prior to such date by the Company in accordance with the terms of the Note Purchase Agreement. Interest on the 2025 Notes is due semiannually in February and August of each year. Subject to the terms of the Note Purchase Agreement, the Company may redeem the 2025 Notes in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if redeemed on or before June 13, 2025, a make-whole premium. The Company’s obligations under the Note Purchase Agreement are general unsecured obligations that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

The summary information of 2025 Notes is as follows:

For the year ended December 31, 2022
Borrowing interest expense	$6,229
Amortization of debt issuance costs	365
Total	$6,594
Stated interest rate	7.55%

The Company’s debt obligations were as follows. Unused debt capacity of credit facilities were subject to certain borrowing base restrictions:

	December 31, 2022			December 31, 2021
	Aggregate			Aggregate
	Principal	Outstanding	Unused	Principal	Outstanding	Unused
	Committed	Principal	Portion	Committed	Principal	Portion
CIBC Subscription Facility(1)	$—	$—	$—	$400,000	$310,350	$89,650
BNP Funding Facility	600,000	400,000	200,000	600,000	463,500	136,500
Truist Credit Facility(2)(3)	975,000	432,254	538,521	975,000	476,000	499,000
2027 Notes(4)	425,000	425,000	—	—	—	—
2025 Notes(4)	275,000	275,000	—	—	—	—
Total	$2,275,000	$1,532,254	$738,521	$1,975,000	$1,249,850	$725,150
(1)	The CIBC Subscription Facility matured on December 31, 2022 and was fully paid off.
(2)	As of December 31, 2022, $4,225 letter of credit was outstanding, which reduced the unused availability under the Truist Credit Facility of the same amount. As of December 31, 2021, no letter of credit was outstanding.
(3)	Under the Truist Credit Facility, the Company may borrow in U.S. dollars or certain other permitted currencies. As of December 31, 2022, the Company had borrowings denominated in Euros (EUR) of 238. As of December 31, 2021, the Company did not have any borrowings denominated in Euros (EUR) or other permitted currencies.
(4)	The carrying value of the Company’s 2027 Notes and 2025 Notes were presented on the Consolidated Statements of Assets and Liabilities net of unamortized debt issuance costs of $4,622 and $3,277, and unamortized original issuance discount of $881 and $—, respectively.

The combined weighted average interest rate of the aggregate borrowings outstanding for the year ended December 31, 2022, December 31, 2021 and December 31, 2020 was 4.05%, 2.12% and 1.93%, respectively. The combined weighted average debt of the aggregate borrowings outstanding for the year ended December 31, 2022, December 31, 2021 and December 31, 2020 was $1,432,492, $796,272 and $114,431, respectively.

As of December 31, 2022 and December 31, 2021, the Company was in compliance with all covenants and other requirements of each of the credit facilities, the 2027 Notes and the 2025 Notes.

(7)	Commitments and Contingencies

In the normal course of business, the Company may enter into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

As of December 31, 2022, the Company had $314,251 unfunded commitments to fund delayed draw and revolving senior secured loans. As of December 31, 2021, the Company had $509,403 unfunded commitments to fund delayed draw and revolving senior secured loans.

As of December 31, 2022 and December 31, 2021, the Company had $1,629,389 and $1,585,531, respectively, in total capital commitments from stockholders, of which $220,271 and $425,694, respectively, were unfunded.

(8)	Net Assets

The following table shows the components of distributable earnings as shown on the Consolidated Statements of Assets and Liabilities:

	As of
	December 31, 2022	December 31, 2021	December 31, 2020
Net distributable earnings (accumulated losses), beginning of period	$15,782	$4,702	$(1,156)
Net investment income/(loss) after taxes	128,010	72,929	10,635
Accumulated net realized gain (loss)	537	1,895	2,154
Net unrealized appreciation (depreciation)	(80,005)	8,431	5,508
Dividends declared	(119,437)	(72,315)	(13,926)
Tax reclassification of stockholders’ equity	334	140	1,487
Net distributable earnings (accumulated losses), end of period	$(54,779)	$15,782	$4,702

The following table summarizes the amount of capital drawdowns and total shares issued pursuant to the Subscription Agreements for the year ended December 31, 2022 (dollar amounts in millions):

Share Issuance Date	Shares Issued	Amount
May 16, 2022	3,548,132	$74.9
July 28, 2022	3,903,231	79.8
December 23, 2022	4,775,721	94.6
Total	12,227,084	$249.3

The following table summarizes the total shares issued and proceeds received from the Company’s capital drawdowns delivered pursuant to the Subscription Agreements for the year ended December 31, 2021 (dollar amounts in millions):

Share Issuance Date	Shares Issued	Amount
January 20, 2021	1,726,689	$35.0
March 12, 2021	2,171,816	45.0
April 12, 2021	5,326,877	110.0
May 26, 2021	4,036,582	85.0
July 16, 2021	7,161,130	149.9
October 15, 2021	7,806,514	164.0
November 12, 2021	8,182,294	174.0
December 29, 2021	4,748,891	99.6
Total	41,160,793	$862.5

The following table summarizes the Company’s distributions declared and payable for the year ended December 31, 2022:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 25, 2022	March 25, 2022	April 27, 2022	$0.48	$27,455
June 24, 2022	June 24, 2022	July 27, 2022	0.47	28,601
September 26, 2022	September 28, 2022	October 19, 2022	0.47	30,611
December 20, 2022	December 20, 2022	January 25, 2023	0.50	32,770
Total Distributions			$1.92	$119,437

The following table summarizes the Company’s distributions declared and payable for the year ended December 31, 2021:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount
March 18, 2021	March 18, 2021	April 22, 2021	$0.45		$8,570
June 23, 2021	June 23, 2021	July 22, 2021	0.49		13,974
September 23, 2021	September 23, 2021	October 27, 2021	0.56		20,080
December 21, 2021	December 21, 2021	January 25, 2022	0.57	(1)	29,691
Total Distributions			$2.07		$72,315
(1)	Includes a special distribution of $0.11 per share for the year ended December 31, 2021.

The Company adopted an “opt in” dividend reinvestment plan (the “DRIP”). As a result, the Company’s stockholders who elect to “opt in” to the DRIP will have their cash dividends or distributions automatically reinvested in additional shares of Common Stock, rather than receiving cash. Stockholders who receive distributions in the form of shares of Common Stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions; however, those stockholders will not receive cash with which to pay any applicable taxes. Shares issued under the DRIP will not reduce an investor’s outstanding capital commitment.

The following table summarizes the DRIP shares issued to stockholders who have “opted in” to the DRIP for the year ended December 31, 2022 and the value of such shares as of the payment dates:

Payment Date	DRIP Shares Value	DRIP Shares Issued
January 25, 2022	$7,540	358,891
April 27, 2022	6,964	332,212
July 27, 2022	7,614	372,338
October 19, 2022	8,204	408,126
Total	$30,322	1,471,567

The following table summarizes the DRIP shares issued to stockholders who have “opted in” to the DRIP for the year ended December 31, 2021 and the value of such shares as of the payment dates:

Payment Date	DRIP Shares Value	DRIP Shares Issued
January 27, 2021	$2,462	121,484
April 22, 2021	2,276	110,191
July 22, 2021	3,733	178,345
October 27, 2021	5,101	242,789
Total	$13,572	652,809

(9)	Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share:

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Numerator - net increase/(decrease) in net assets resulting from operations	$48,542	$83,255	$18,297
Denominator - weighted average shares outstanding	61,676,363	31,159,302	7,559,426
Basic and diluted earnings per share	$0.79	$2.67	$2.42

(10)	Income Taxes

For income tax purposes, distributions made to the Company’s stockholders are reported as ordinary income, capital gains, or a combination thereof. The tax character of distributions made were as follows:

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Distributions paid from:
Ordinary income (including net short-term capital gains)	$119,433	$72,315	$13,926
Net long-term capital gains	4	—	—
Total taxable distributions	$119,437	$72,315	$13,926

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, and incentive fee accrual associated with any unrealized gains, as unrealized gains or losses are generally not included in taxable income until they are realized.

For the year ended December 31, 2022, the Company estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently, the Company has elected to carry forward the excess for distribution to stockholders in 2022. The amount carried forward to 2023 is estimated to be approximately $11,559, of which $11,243 is expected to be ordinary income and $316 is expected to be capital gains, although these amounts will not be finalized until the 2022 tax returns are filed in 2023.

The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book-to-tax treatment of net operating losses, dividend re-designations and timing of the deductibility of certain business expenses, as applicable. To the extent these differences are permanent, they are charged or credited to additional paid-in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate.

The book-to-tax differences relating to distributions made to the Company’s stockholders resulted in reclassifications among certain capital accounts as follows:

	As of
	December 31, 2022	December 31, 2021	December 31, 2020
Paid-in capital in excess of par value	$(334)	$(140)	$(1,487)
Net distributable earnings (accumulated losses)	$334	$140	$1,487

The cost and unrealized gain (loss) on the Company’s consolidated financial instruments, as calculated on a tax basis, were as follows (amounts calculated using book-to-tax differences as of the most recent fiscal year ended December 31, 2022, December 31, 2021 and December 31, 2020):

	As of
	December 31, 2022	December 31, 2021	December 31, 2020
Gross unrealized appreciation	$6,529	$18,635	$5,121
Gross unrealized depreciation	(72,587)	(4,696)	(577)
Net unrealized appreciation (depreciation)	$(66,058)	$13,939	$4,544
Tax cost of investments at year end	$2,939,635	$2,373,435	$632,437

(11)	Consolidated Financial Highlights

The following are the financial highlights (dollar amounts in thousands, except per share amounts):

	For the Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020
Per Share Data:(1)
Net asset value, beginning of period	$20.91	$20.08	$20.00
Net investment income (loss)	2.08	2.34	1.41
Net unrealized and realized gain (loss)(2)	(1.26)	0.52	(0.28)
Net increase (decrease) in net assets resulting from operations	0.82	2.86	1.13
Dividends declared	(1.92)	(2.07)	(1.30)
Issuance of common stock	—	0.04	0.25
Total increase (decrease) in net assets	(1.10)	0.83	0.08
Net asset value, end of period	$19.81	$20.91	$20.08
Shares outstanding, end of period	70,536,678	56,838,027	15,024,425
Total return based on net asset value(3)	3.99%	14.83%	7.07%
Ratio/Supplemental Data (all amounts in thousands except ratios and shares):
Net assets, end of period	$1,397,305	$1,188,587	$301,620
Weighted average shares outstanding(4)	61,676,363	31,159,302	7,559,426
Ratio of net expenses to average net assets	7.99%	6.77%	7.02%
Ratio of expenses before waivers to average net assets	9.55%	8.26%	8.20%
Ratio of net investment income to average net assets	9.97%	10.55%	6.62%
Ratio of total contributed capital to total committed capital, end of period	86.48%	88.87%	20.57%
Asset coverage ratio	191.19%	195.10%	190.35%
Portfolio turnover rate	14.87%	27.18%	31.11%
(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	For the year ended December 31, 2022, December 31, 2021, and December 31, 2020, the amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.
(3)	Total return is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	For the year ended December 31, 2020, weighted average shares outstanding was calculated for the period from February 5, 2020, the date of first external issuance of shares through December 31, 2020.

(12)	Subsequent Events

Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.

On January 31, 2023, the Company entered into an amendment (the “Third Amendment”) to the Truist Credit Facility. The Third Amendment amended certain terms of the Truist Credit Facility, including, but not limited to (a) increase the maximum borrowing capacity of the Truist Credit Facility to $1,120,000,000, (b) revise the interest rate for borrowings under the Truist Credit Facility such that borrowings bear interest at a per annum rate equal to (x) for loans for which the Company elects the alternate base rate option, the “alternate base rate” (which is the highest of (A) the prime rate as publicly announced by Truist, (B) the sum of (i) the weighted average of the rates on overnight federal funds transactions, as published by the Federal Reserve Bank of New York plus (ii) 0.5%, and (C) one month Term SOFR (as defined in the Truist Credit Facility) plus 1% per annum) plus 0.875%, and (y) for loans for which the Company elects the term benchmark option, Term SOFR, for borrowings denominated in U.S. dollars, or the applicable term benchmark rate for borrowings denominated in certain foreign currencies, in each case for the related interest period for such borrowing plus 1.875% per annum or such other applicable margin as is applicable to such foreign currency borrowings, and (c) extend the maturity date of the Truist Credit Facility to January 31, 2028 with respect to the loans and commitments held by the lenders who consented to the maturity extension.

Shares

MORGAN STANLEY DIRECT LENDING FUND

Common Stock

PRELIMINARY PROSPECTUS

            , 2024

Joint Book-Running Managers

Morgan Stanley	J.P. Morgan	Wells Fargo Securities

Keefe, Bruyette & Woods	Raymond James	RBC Capital Markets	UBS Investment Bank
A Stifel Company

PART C

OTHER INFORMATION

Item 25.     Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of the Registrant are included in Part A of this Registration Statement:

PAGE
Interim Unaudited Financial Statements
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of September 30, 2023 (unaudited) and December 31, 2022	F-3
Consolidated Statements of Operations for the three and nine months period ended September 30, 2023 (unaudited) and September 30, 2022 (unaudited)	F-4
Consolidated Statements of Changes in Net Assets for the three and nine months period ended September 30, 2023 (unaudited) and September 30, 2022 (unaudited)	F-5
Consolidated Statements of Cash Flows for the nine months period ended September 30, 2023 (unaudited) and September 30, 2022 (unaudited)	F-6
Consolidated Schedule of Investments as of September 30, 2023 (unaudited) and December 31, 2022	F-7
Notes to the Consolidated Financial Statements (unaudited)	F-46

Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-67
Consolidated Statements of Assets and Liabilities as of December 31, 2022 and 2021	F-68
Consolidated Statements of Operations for the Year ended December 31, 2022, December 31, 2021 and December 31, 2020	F-69
Consolidated Statements of Changes in Net Assets for the Year ended December 31, 2022, December 31, 2021 and December 31, 2020	F-70
Consolidated Statements of Cash Flows for the Year ended December 31, 2022, December 31, 2021 and December 31, 2020	F-71
Consolidated Schedule of Investments as of December 31, 2022 and 2021	F-72
Notes to Consolidated Financial Statements	F-108

(2)	Exhibits
(a)	Form of Certificate of Incorporation (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(b)(1)	Form of Bylaws (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(b)(2)	Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10- Q, filed by the Company on May 10, 2023 (File No. 814-01332))
(c)	Not applicable.
(d)(1)	Description of Securities (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(d)(2)

Indenture, dated as of February 11, 2022, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)).

(d)(3)

First Supplemental Indenture, dated as of February 11, 2022, relating to the 4.500% Notes due 2027, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)).

(d)(4)	Form of 4.500% Notes due 2027 (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)).
(e)	Form of Amended and Restated Dividend Reinvestment Plan*
(f)	Not applicable.
(g)(1)	Form of Investment Advisory Agreement (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(g)(2)	Form of Waiver Letter Agreement to the Investment Advisory Agreement (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(g)(3)	Form of Amended and Restated Investment Advisory Agreement*
(h)	Form of Underwriting Agreement.*
(i)	Not applicable.
(j)	Form of Custody Agreement (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(k)(1)	Form of Administration Agreement (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(k)(2)	Form of Indemnification Agreement (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(k)(3)	Form of License Agreement (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(k)(4)

Purchase and Sale Agreement, dated as of October 14, 2020, between DLF Financing SPV LLC, as purchaser, and Morgan Stanley Direct Lending Fund, as seller (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed by the Company on October 20, 2020 (File No. 814-01332)).

(k)(5)

Revolving Credit and Security Agreement, dated as of October 14, 2020, among DLF Financing SPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent and lender, Morgan Stanley Direct Lending Fund, as equity holder and servicer, and U.S. Bank National Association, as collateral agent (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on October 20, 2020 (File No. 814-01332)).

(k)(6)

Amendment No. 1 to Revolving Credit and Security Agreement, dated as of December 11, 2020, among DLF Financing SPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent and lender, Morgan Stanley Direct Lending Fund, as equity holder and servicer, and U.S. Bank National Association, as collateral agent (Incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K, filed by the Company on March 19, 2021 (File No. 814-01332)).

(k)(7)

Amendment No. 2 to Revolving Credit and Security Agreement, dated as of March 2, 2021, among DLF Financing SPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent and lender, Morgan Stanley Direct Lending Fund, as equity holder and servicer, and U.S. Bank National Association, as collateral agent (Incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K, filed by the Company on March 19, 2021 (File No. 814-01332)).

(k)(8)

Senior Secured Revolving Credit Agreement, dated as of July 16, 2021, among Morgan Stanley Direct Lending Fund, as Borrower, the Lenders and Issuing Banks party thereto, Truist Bank, as Administrative Agent, and Truist Securities, Inc., as Joint Lead Arranger and Sole Book Runner (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on July 22, 2021 (File No. 814-01332)).

(k)(9)

Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of December 3, 2021, among Morgan Stanley Direct Lending Fund, as Borrower, the Lenders and Issuing Banks party thereto, Truist Bank, as Administrative Agent, and Truist Securities, Inc., as Joint Lead Arranger and Sole Book Runner (Incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K, filed by the Company on March 18, 2022 (File No. 814-01332 )).

(k)(10)

Registration Rights Agreement, dated as of February 11, 2022, relating to the 4.500% Notes due 2027, by and among the Company and SMBC Nikko Securities America, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as the representatives of the Initial Purchasers (Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)).

(k)(11)

Master Note Purchase Agreement, dated as of September 13, 2022, by and among Morgan Stanley Direct Lending Fund and the Purchasers party thereto (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on September 14, 2022 (File No. 814-01332)).

(k)(12)

Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated May 20, 2022, among Morgan Stanley Direct Lending Fund, as Borrower, the Lenders party thereto, and Truist Bank, as Administrative Agent (Incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K, filed by the Company on May 20, 2022 (File No. 814-01332)).

(k)(13)

Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated as of January 31, 2023, among Morgan Stanley Direct Lending Fund, as Borrower, the Lenders and Issuing Banks party thereto, Truist Bank, as Administrative Agent, Truist Securities, Inc, as Joint Lead Arranger and Sole Book Runner, and ING Capital LLC, MUFG Bank, LTD and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on February 6, 2023 (File No. 814-01332)).

(k)(14)

Amendment No. 3 to Revolving Credit and Security Agreement, dated as of September 22, 2023, among DLF Financing SPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent and lender, Morgan Stanley Direct Lending Fund, as equity holder and servicer, and U.S. Bank National Association, as collateral agent (Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed by the Company on September 28, 2023 (File No. 814-01332)).

(l)	Opinion and Consent of Dechert LLP.*
(m)	Not applicable.
(n)(1)	Consent of Independent Registered Public Accounting Firm.
(n)(2)	Report of Deloitte & Touche LLP, Independent Registered Accounting Firm, with respect to the“Senior Securities” table.
(n)(3)	Awareness Letter of Deloitte & Touche LLP.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Code of Ethics of Morgan Stanley Direct Lending Fund (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(r)(2)	Code of Ethics of MS Capital Partners Adviser Inc. (Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)).
(s)	Filing Fee Table

*To be filed by amendment.

Item 26.    Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$	*
NYSE Listing Fee		*
Financial Industry Regulatory Authority fees		*
Printing expenses		*(1)
Accounting fees and expenses		*(1)
Legal fees and expenses		*(1)
Miscellaneous		*(1)
Total	$	*(1)

*To be provided by amendment

(1)	Estimated.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control with Registrant

The information contained under the headings “Business,” “Management,” “Certain Relationships and Related-Party Transactions” and “Control Persons and Principal Stockholders” in this Registration Statement is incorporated herein by reference.

The following table sets forth the Company’s consolidated subsidiaries.

DLF CA SPV LLC (Delaware)	100%
DLF SPV LLC (Delaware)	100%
DLF Financing SPV LLC (Delaware)	100%
DLF Equity Holdings LLC (Delaware)	100%

Item 29.    Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s Common Stock at December 12, 2023.

Number of
Record
Title of Class	Holders
Common stock, par value $0.001 per share	6,513

Item 30.    Indemnification

The information contained under the heading “Description of Capital Stock — Limitation on Liability of Directors and Officers; Indemnification and Advance of Expense” is incorporated herein by reference.

We have entered into indemnification agreements with our directors and officers. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Delaware law and the 1940 Act and are generally consistent with the indemnification provisions of the Company’s certificate of incorporation and bylaws. Each indemnification agreement provides that we will indemnify the Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-69426), and is incorporated herein by reference.

Item 32.    Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(3)	the Registrant, Morgan Stanley Direct Lending Fund, 1585 Broadway, 23rd Floor, New York, New York 10036
(4)	the Transfer Agent and Custodian, State Street Bank and Trust Company, 100 Summer Street, Floor 5, Boston, Massachusetts 02110;
(5)	the Adviser, Morgan Stanley, 1585 Broadway, 23rd Floor, New York, New York 10036

Item 33.    Management Services

Not applicable.

Item 34.    Undertakings

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
2.	Not applicable.
3.	Not applicable.

4.	The Registrant undertakes that:
a.	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and.
b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.	Not applicable.
6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, and State of New York on the 15th day of December, 2023.

MORGAN STANLEY DIRECT LENDING FUND

By:	/s/ Jeffrey S. Levin
Name: Jeffrey S. Levin
Title: Director and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Jeffrey S. Levin, Orit Mizrachi, Michael Occi and David Pessah as his or her true and lawful attorney- in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date

/s/ Jeffrey S. Levin	Director and Chief Executive Officer	December 15, 2023
Jeffrey S. Levin	(principal executive officer)

/s/ David Pessah	Chief Financial Officer	December 15, 2023
David Pessah	(principal financial and accounting officer)

/s/ David Miller	Director & Chair	December 15, 2023
David Miller

/s/ Joan Binstock	Director	December 15, 2023
Joan Binstock

/s/ Bruce Frank	Director	December 15, 2023
Bruce Frank

/s/ Adam Metz	Director	December 15, 2023
Adam Metz

/s/ Kevin Shannon	Director	December 15, 2023
Kevin Shannon